UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Shareholders

PennMutual®

# Semi-Annual Reports
# June 30, 2014

## Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks moved higher during the second quarter of 2014, adding to first-quarter gains and setting new highs in June. Equities rose despite the U.S. economy’s weather-driven contraction in the first quarter, geopolitical strains, worries about Europe’s economy and the Federal Reserve’s continued tapering of its asset purchases. Market volatility has remained very low and continues to fall in almost every major market. Falling volatility has increased risk appetites and has been a primary driver of the gains in the equity markets. From a sector perspective, Utilities, considered a defensive sector, had the strongest returns and more cyclical sectors such as Consumer Discretionary, Industrials, and Telecommunications experienced relatively weaker returns during the first half of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a solid 7.00 percent during the six month period ending June 30.

On a relative basis, mid and large capitalization stocks provided higher returns than did small capitalization stocks during the six month period ending June 30. Mid capitalization stocks, as measured by the Russell Midcap Index, returned 8.67 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 7.27 percent, while small capitalization stocks, as measured by the Russell 2000 Index, returned 3.19 percent. From a style perspective, value stocks performed in line with growth stocks in the large market capitalizations, while value stocks outperformed growth stocks in the small and mid capitalization ranges. Some of the relative outperformance within value stocks can be attributed to the relatively strong performance within the Utilities sector. Lastly, one of the best performing domestic equity asset classes for the first six months of the year was Real Estate Investment Trusts (REITs) as measured by the FTSE NAREIT Equity REIT Index’s return of 17.66 percent. REITs also have the distinct honor of having the best relative performance over the last five years with an annualized return of 23.52 percent.

International markets, both developed and emerging, ended the six month period slightly behind U.S. equities. Developed international stocks, as measured by the MSCI EAFE Index, returned 5.14 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, fared a bit better with a return of 6.32 percent. Emerging markets have rebounded quite nicely from their losses in 2013 as the improving U.S. economy, another round of stimulus in Europe, and signs of stabilization in China lifted confidence in the global economic outlook. While geopolitical concerns will continue to stay in the headlines creating potential risk, the market has remained resilient to date. Numerous key elections will take place in the second half of the year and are worth keeping a close eye on.

Investment-grade fixed income securities underperformed high yield bonds during the first six months of the year. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned 3.93 percent and the Credit Suisse High Yield Bond Index returned 5.55 percent. Long maturity Treasury yields continued to fall during the second quarter following similar declines in the first quarter due to strong demand from foreign central banks and pension funds. The rally in Treasury bonds has been a surprise to many market participants as consensus forecasts were for Treasury yields to rise in 2014. This rally has helped most fixed income sectors generate strong returns. The Federal Reserve continued its policy of gradual tapering of its quantitative easing program that commenced at the start of the year. However, they also stressed that rates will remain low for a long period of time.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.

Sincerely,

David M. O’Malley

Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Table of Contents

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 0.44% for the six-month period ending June 30, 2014, compared to the 0.56% return of its benchmark, the Barclays U.S. Government/Credit 1-3 year Bond Index.

In the current environment, the traditionally more conservative nature of the management of the Fund has proved to be a headwind to relative peer performance.

The U.S. economic news was mixed during the first six months of the year. Severe winter weather during the first quarter led to the weakest quarterly Gross Domestic Product (GDP) since the credit crisis. This weak first quarter growth appeared at odds with steadily improving employment statistics as the unemployment rate is nearing 6%. Investors have returned to the emerging markets after this year started with renewed fears of faltering economies and political unrest. Emerging market equity and debt investments have recovered and now are among the best performing asset classes during the first half of 2014. While heightened geopolitical concerns abated during the second quarter, tensions in Ukraine and the Middle East represent one of the primary risks to the current low volatility environment.

During the first half of the year, we started to gradually reposition the portfolio in order to increase the Fund’s yield. We added BBB industrial bonds in the healthcare, consumer non cyclical, energy and pipeline, and telecommunications sectors that we felt traded at attractive valuations. Domestic money center bank and brokerage firms were also selectively added due to underperformance versus similarly rated industrials throughout the year and their continued improvement in tier 1 capital ratios and overall asset quality. We also started positions in higher quality high yield companies that we view as potential cross over (into investment grade) situations. The high yield purchases were concentrated in companies with good business fundamentals, solid market positions and scale, moderately levered balance sheets, and a reasonable probability of a ratings upgrade over the next 2-3 years. On the higher quality side, we purchased AAA and AA CMBS securities which provided attractive spread with minimal risk.

We will continue to look for value added investment opportunities during this period of low interest rates and market volatility while maintaining a bias towards high credit quality and conservative duration risk.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Corporate bonds	53.8%
U.S. Treasury Obligations	20.0%
Commercial Mortgage Backed	13.0%
Asset backed	12.0%
Residential Mortgage Backed	1.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned 3.53% for the six-month period ending June 30, 2014, compared to the 3.93% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Our bias towards higher quality holdings compared to the benchmark was the primary factor behind the relative underperformance for the first half of 2014.

The U.S. economic news was mixed during the first six months of the year. Severe winter weather during the first quarter led to the weakest quarterly Gross Domestic Product (GDP) since the credit crisis. This weak first quarter growth appeared at odds with steadily improving employment statistics as the unemployment rate is nearing 6%. Investors have returned to the emerging markets after this year started with renewed fears of faltering economies and political unrest. Emerging market equity and debt investments have recovered and now are among the best performing asset classes during the first half of 2014. While heightened geopolitical concerns abated during the second quarter, tensions in Ukraine and the Middle East represent one of the primary risks to the current low volatility environment.

The Quality Bond Fund has shifted its exposure to duration or interest rate risk in response to the unexpected decline in interest rates during the previous six months. We sold longer-term bonds during the second quarter and reduced the Fund’s duration to a level below its benchmark. While the Federal Reserve has continued to taper the amount of bond purchases every month, foreign central banks have been picking up the slack and buying U.S. Treasuries in response to historically low yields across many developed country bond markets. We believe interest rates in the U.S. will gradually rise for the remainder of the year in response to an improving outlook for the domestic economy.

During the second quarter, we reduced our exposure to Federal Agency mortgage-backed securities (MBS) and purchased ten year Treasury Inflation-Protected Securities (TIPS). TIPS offer the opportunity for better returns in the increasingly likely event the Federal Open Market Committee’s (FOMC) easy monetary policy leads to inflationary pressures. The Fund has also increased its holdings of bonds at the front end of the yield curve with attractive return potential. Enhanced Equipment Trust Certificates (EETC), airline debt secured by aircraft, represents one of these opportunities.

During this period of low interest rates and volatility, we will continue to look for value added investment opportunities while maintaining our tilt towards high credit quality and a conservative duration risk profile.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
U.S. Treasury Obligations	29.7%
Residential Mortgage Backed	25.1%
Corporate Bonds	22.3%
Asset Backed Securities	13.1%
Futures	5.2%
Commercial Mortgage Backed	2.9%
Municipal Bonds	1.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 5.38% for the six-month period ending June 30, 2014, compared to the 5.55% return of its benchmark, the Credit Suisse High Yield Bond Index.

The Fund underperformed the Credit Suisse High Yield Index during the six-month period, as credit selection was negative in the retail and utilities sectors. Conversely, solid credit selection in the media/telecom and energy sectors aided relative results during the period.

High yield bonds posted solid returns during the six-month period. The market performed well as fundamental tailwinds remained in place, including limited defaults, healthy earnings and free cash flow generation, and low financing costs. However, a recent isolated event led to an uptick in the overall default rate. High yield bonds are also enjoying a meaningful amount of technical support as the persistent search for yield continues to drive capital into the asset class. Strong technicals have pushed below investment-grade bond yields to historically low levels and stretched valuations to some extent. Returns were positive across all major industries and credit quality segments over the last six months, with higher-rated securities outperforming CCC rated securities.

Although year-to-date issuance is behind last year’s record-setting pace, a substantial pickup in merger and acquisition (M&A) financing helped narrow the difference. Underwriters continued to test the limits on new deal terms, keeping our investment team highly cautious and selective. On the other hand, issuers have generally allocated proceeds from recent debt offerings in a prudent manor, with a keen focus on interest expense and leverage.

As expected, Energy Future Holdings (formerly known as TXU) filed for Chapter 11 in April. J.P. Morgan’s par-weighted U.S. high yield bond default rate increased significantly from 0.61% to 2.15% in April as a result, but the market reaction was largely muted because this event was well telegraphed.

Negative credit selection in the retail sector was partly driven by our position in Gymboree, a children’s apparel retailer. This issuer has experienced weakness following a series of disappointing earnings reports and poor forward guidance. However, we eliminated this holding during the period because the company’s turnaround strategy was not gaining meaningful traction.

A combination of positive credit selection and an overweight allocation in the media/telecom sector aided relative results. We have skillfully positioned our portfolio to benefit from M&A activity in the broad media space. Many of the recent transactions have been strategic in nature and have included an equity/cash investment component, which is positive for bondholders.

We believe capital appreciation potential is limited for the remainder of this year, particularly in the U.S. where most bonds are trading at a premium to par value. Technical factors have pushed valuations to less compelling levels in certain segments of the market, namely higher-rated bonds. Nonetheless, increased strategic M&A activity as well as compelling stories in Europe and emerging markets are still providing us with ample active management opportunities.

Although valuations are somewhat stretched, underlying high yield fundamentals remain sound. Most issuers have focused on improving their balance sheets over the past several years rather than releveraging, taking advantage of abundant liquidity and low capital costs. Moreover, the limited amount of bond maturities over the next two years is highly supportive of the low-default environment.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Bonds
BBB/BB Rated & Above	1.4%
BB Rated	21.4%
BB/B Rated	14.6%
B Rated	36.0%
B/CCC Rated	10.3%
CCC and Below	13.1%
Not rated	1.4%
Equity securities	1.8%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 6.94% for the six-month period ending June 30, 2014, compared to the 7.14% and 4.22% returns of its benchmarks, the S&P 500 Index and the Merrill Lynch Corporate/Government Index, respectively.

For the six-month period, the stock segment of the Fund outperformed the S&P 500 Index, while our fixed income holdings ended in line with the S&P 500 Index. Consumer Discretionary, health care, and utilities all boosted relative performance, while financials, industrial and business services, and energy detracted on a relative basis.

U.S. stocks rose in the second quarter of 2014, adding to first-quarter gains and lifting large-cap indexes to new all-time highs in June. Equities climbed amid signs that the economy was recovering from the economic contraction in the first quarter, which was driven in part by unusually harsh winter weather. Corporate merger and acquisition activity was also encouraging, as were signs that Russia wants to de-escalate tensions with Ukraine. Investors were undeterred by the Federal Reserve’s continued tapering of its asset purchases or by rising oil prices late in the quarter in response to a sharp increase in sectarian violence in Iraq. Domestic bonds produced moderate gains in the second quarter as longer-term Treasury yields declined, despite signs of rising inflation.

Our equity weight declined, as we believe that equity valuations are high relative to historical averages and are being driven by multiple expansion rather than earnings growth. Nevertheless, we found select buying opportunities in companies with defensive characteristics, adding to our holdings in energy, financials, and consumer discretionary, while trimming consumer staples and utilities. We also continued to maintain significant exposure to covered calls, which give us the benefits of owning a stock while providing downside protection. Our cash allocation increased as we trimmed our equity holdings on strength.

Our fixed income weight remained basically the same, as we found fewer attractive risk/reward opportunities. We trimmed our exposure to bank loans and mortgages, while increasing our weights in high-yield securities (currently our largest fixed income asset class) and U.S. Treasuries, as well as select high-quality corporate bonds. Declining spreads made bank loans less attractive, and newer issues do not always have the characteristics that initially attracted us to the asset class.

On a relative basis, consumer discretionary was a leading contributor due to stock choices, including AutoZone. In utilities, we benefited from our position in PG&E. Stock selection in both the financials and the industrials and business services sectors detracted.

After a year of nearly uninterrupted strength in the U.S. equity market, we are tempering our expectations for continued gains. The U.S. economy continued its pace of moderate growth over the past few years, but returns appear to have outpaced corporate fundamentals. We would therefore not be surprised to encounter a cyclical pullback in the near term.

Across asset classes, we are finding less compelling value in equities than we did a year ago. We continue to look for opportunities to add to equity positions on market pullbacks. Within fixed income, we took the opportunity to add to U.S. Treasuries along with higher-yielding securities as interest rates rose. With the considerable market advance, we positioned the portfolio defensively as a reflection of our commitment to capital preservation. As always, we remain focused on finding the best risk-adjusted opportunities across the various asset classes.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Fixed Income	32.1%
Financials	14.1%
Health Care	12.1%
Industrials	9.9%
Consumer Discretionary	9.2%
Technology	7.8%
Consumer Staples	5.6%
Utilities	4.6%
Energy	3.4%
Telecommunications	0.8%
Materials & Processing	0.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 5.44% for the six-month period ending June 30, 2014, compared to the 7.14% and 3.93% returns of its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund, which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the year-to-date period. The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Weighing on the fixed income allocation of the Fund was the more conservative composition of the underlying individual fixed income fund versus the broad market Index.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/14

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 2.51% for the six-month period ending June 30, 2014, compared to the 6.31% return for its benchmark, the Russell 1000 Growth Index.

The Fund delivered positive returns for the six months of 2014 but lagged against the benchmark. Stock selection was the main reason for relative underperformance, but group weighting was also negative. Information technology, energy, and consumer discretionary were the largest relative detractors. Health care relatively outperformed.

Investors shook off negative factors affecting markets in the first half of 2014, and U.S. stocks recorded strong gains. Downside concerns included an unexpectedly sharp economic contraction in the first quarter and less accommodative monetary policy from the Federal Reserve. Investors looked past uncertainties and focused on the potential for renewed economic growth in the remainder of the year. Mid- and large-cap stocks outpaced small-cap shares by a wide margin during the period. According to Russell indexes, value stocks outperformed growth stocks across all market capitalizations, particularly among mid-cap shares.

Information technology was the leading relative detractor, due to stock selection. A combination of foreign-exchange headwinds and a slowing of cross-border volumes weighed on shares of global payments networks MasterCard and Visa. An underweight to Apple hurt relative performance. Shares were up sharply during the period as investors anticipated upcoming product cycles and were receptive to an increased buyback and dividend, as well as a 7-for-1 stock split. The iPhone 6 is expected to come out later this year, potentially driving a large upgrade cycle.

Energy underperformed due to stock selection and underweighting the strongest performer in the benchmark. Shares of Range Resources were up during the period but lagged the broader energy sector after missing earnings estimates due to lighter oil and natural gas production. We believe Range Resources is well positioned to benefit from rising natural gas production in the U.S., a strong management team, attractive acreage in the Marcellus Shale region, and a lower cost structure relative to peers.

Consumer discretionary detracted on significant overweighting of the worst performer in the Russell benchmark, more than offsetting favorable stock selection.

Health care was the leading outperformer, driven by stock selection. McKesson benefited from continued strength in generic drug pricing and closed its acquisition of pharmaceutical and health care product manufacturer Celesio AG, expanding its global footprint. The company also secured a generic drug distribution agreement with Rite Aid, the third-largest drug retailer in the United States. Shares of Vertex Pharmaceuticals soared on news that the company’s cystic fibrosis treatment met its primary endpoint in Phase III trials. The company now plans to submit for regulatory approval in both the U.S. and Europe. IDEXX Laboratories develops, manufactures, and distributes products and services for the animal veterinary, livestock and poultry, water testing, and dairy market industries. Increased demand for veterinary services and corresponding products in the period aided the firm.

The U.S. economy should grow modestly over the remainder of 2014, supported by diminished fiscal headwinds, improved labor markets, and healthier consumer finances. Overall, we believe the bull market that began five years ago has further room to run. Valuations appear reasonable from a historical perspective, and market performance should be in line with moderate improvements in corporate earnings growth.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Consumer Discretionary	27.8%
Technology	23.6%
Health Care	15.4%
Industrials	13.9%
Financials	7.9%
Energy	3.7%
Consumer Staples	3.4%
Materials & Processing	3.3%
Telecommunications	1.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 4.58% for the six-month period ending June 30, 2014, compared to the 6.31% return for its benchmark, the Russell 1000 Growth Index.

Early in the period, markets were forced to contend with some unexpected weakness in the U.S. economy due largely to weather-related interruptions to hiring and spending plans and emerging market stresses due to imbalances and stagflationary conditions in certain emerging market countries. Equities and credit markets quickly found their footing and recovered all early-year declines, helped, in part, by the conclusion that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Toward the middle of the period, political instability in the Ukraine briefly caused market jitters where tensions escalated following a change in government and Russia’s annexation of Crimea. Once again, the setback was short-lived as the economy regained its footing, helped in part by central bank stimulus, notably by the European Central Bank. Also, toward the end of the period, sectarian violence in Iraq and the potential threat to oil production and crude prices appeared to have become a modest concern for investors, but not enough to cause any meaningful pull-back in the equity markets as the broad U.S. equity indexes traded near their all-time highs by the end of the period.

Stock selection in the financial services sector detracted from performance relative to the Index. Overweight positions in weak performing global payments technologies companies MasterCard and Visa further hampered relative returns.

A combination of stock selection and underweight position in the technology sector dampened relative performance. An underweight position in computer and personal electronics maker Apple and not holding software giant Microsoft and social media site Facebook weighed on relative results as the companies posted solid returns during the period.

Elsewhere, the Fund’s overweight positions in outsourcing services provider Accenture, Media Company Discovery Communications, and dental products manufacturer Dentsply detracted from relative performance.

Additionally, holdings of consumer goods producer Procter & Gamble and not holding diversified energy products supplier Halliburton hurt.

Stock selection, and to a lesser extent, underweight allocation to the retailing sector contributed to relative performance. The Fund’s avoidance of poor-performing online retailer Amazon.com aided relative performance.

In other sectors, holdings of oilfield services provider Schlumberger, diversified electrical power management company Sensata Technologies, semiconductor manufacturer Taiwan Semiconductor, and overweight position in health care company Allergan supported positive performance. Holdings of strong-performing alcoholic beverage company Beam and overweight positions in nutrition company Mead Johnson Nutrition, Entertainment Company Walt Disney, and health care company Johnson & Johnson contributed to relative performance. Not holding airline company Boeing benefited relative performance as the stock underperformed the benchmark during the reporting period.

Independence Capital Management, Inc.

Investment Adviser

MFS Investments

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Technology	25.6%
Consumer Discretionary	17.5%
Healthcare	15.3%
Consumer Staples	14.9%
Industrials	13.7%
Materials & Processing	4.8%
Financials	4.4%
Energy	3.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 2.96% for the six-month period ending June 30, 2014, compared to the 6.31% return for its benchmark, the Russell 1000 Growth Index.

Security selection within the industrial sector contributed to returns as our investment thesis surrounding the airline industry continues to be validated. Delta Air Lines and American Airlines gained approximately 41% and 34%, respectively, as traffic remained strong, pricing remained rational, and margins continued to improve. Furthermore, investors continued to gain confidence that these improvements will be more sustainable than many originally thought. Given the re-rating of the airlines, however, we are paying close attention to valuation. Lastly within industrials, our holding within United Rentals was a strong contributor. The company is well positioned to benefit from both a cyclical uptick in construction activity, as well as a secular shift towards renting, instead of purchasing, large scale equipment.

Driven by our holding in Constellation Brands, positioning in the consumer staples sector again proved additive to returns. The manufacturer and distributor of alcoholic beverages was among the Fund’s largest contributors last year and is an excellent example of a “developing situation” within our portfolio construction methodology. Constellation continues to enjoy multiple growth opportunities from both strategic acquisitions and organic operational improvements. The company continues to produce strong organic growth and our conviction in the position remains high.

Security selection within the consumer discretionary sector also detracted from returns. Despite reporting solid first quarter results, shares of aftermarket automotive parts distributor LKQ Corporation came under pressure. The main source of weakness was the publication of an industry report questioning the sustainability of the company’s growth rate and acquisition accounting practices. We conducted our own evaluation of the company which gave us confidence that the issues raised were not valid. We maintained our belief that the company is well positioned to grow in both domestic and international markets. Our conviction is driven by the company’s sophisticated operating systems that should continue to bring technological relevance to the auto repair space. Additionally within the sector, traditional retailers suffered from a mix of both weather related weakness and company specific concerns. Shares of consumer electronics retailer Best Buy declined when holiday sales proved to be weaker than expected given a highly promotional environment. We owned Best Buy as a developing situation, expecting new management’s supply chain improvements to lead to improving margins. While this played out the second half of 2013, the highly promotional holiday pricing and declining store traffic from online competition proved to be too much to overcome. With the operational improvement thesis now being overshadowed by the headwinds of the increasingly competitive environment, we sold our position in the stock.

Among financial holdings, Intercontinental Exchange experienced weakness as lower-than-expected trading volumes driven by falling market volatility and interest rates pressured results. In addition, investor confusion regarding the divestiture of an ancillary business and the near-term impact on earnings estimates weighed on the stock. We view these as transitory issues and believe the company continues to execute well. Intercontinental Exchange should benefit from significant merger synergies, balance sheet restructuring, and a recovery in trading volumes in the coming months. Another financial stock that detracted from performance during the quarter was Affiliated Managers Group. Despite solid financial performance and an increased growth outlook from management, the investment management company declined as investor uncertainty rose amidst a number of geopolitical events. AMG remains well positioned with best in class asset flows and ample opportunity for additional accretive acquisitions and we maintain conviction in the stock.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Technology	25.2%
Consumer Discretionary	23.5%
Healthcare	14.7%
Industrials	11.0%
Financials	10.6%
Energy	7.2%
Consumer Staples	3.8%
Materials & Processing	2.2%
Telecommunications	1.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 6.71% for the six-month period ending June 30, 2014, compared to the 8.28% return for its benchmark, the Russell 1000 Value Index.

Stock selection in the information technology sector, which lagged mostly due to weak performance from AOL Inc and Motorola Solutions, was the primary reason for the underperformance. Strong stock selection in the healthcare and energy sectors offset some of the returns.

The main individual detractors from performance included AOL, State Street Corporation and Citigroup. AOL, a web services company, reported poor earnings driven by higher-than-expected costs. This was the cause of AOL’s underperformance, as both traffic acquisition costs and marketing activities to boost search queries weighed on the company’s margins. State Street, an institutional financial services company, has languished due to falling interest rates and general lackluster trading activity across markets over the time period. Citigroup, a diversified financial service holding company, also underperformed, as they failed to pass the Federal Reserve’s (the Fed’s) stress test in late March.

The individual holdings that contributed most to overall performance were Forest Laboratories, Covidien and Wells Fargo & Company. Medtronic’s offer to purchase Covidien, a medical equipment company, for a combination of cash and stock led to a revaluation in the shares. Forest Laboratories, a pharmaceutical company, was our best performing stock in the Fund. As a result of Forest Laboratories’ strong balance sheet and decent pipeline, they agreed to be acquired by Actavis Plc. Wells Fargo, a diversified financial services company, outperformed due to better-than-expected results and higher-than-anticipated capital return (dividend & buyback) announced with stress test results late in the first quarter.

Year-to-date we made a few changes to the Fund. Most recently, we started two new positions in Symantec, an infrastructure software company, and Ingersoll Rand, a diversified global equipment company. A multi-year laggard prior to our purchase, we believe Symantec is an inexpensive stock that has multiple pathways to revalue higher. We believe that as a new management team is established, disruption from the firm’s massive sales force changes start to ebb, and their new products roll-out, that the company’s financial performance should begin to improve. In our view, Ingersoll-Rand is positioned to grow sales and margins as economic trends continue to strengthen.

As we enter the third quarter, the equity markets continue their upward drift. Much of the financial press has been discussing the likely rebound in gross domestic product (GDP) in the third quarter versus the severe weather impacted second quarter, which posted -2.9% GDP growth. In addition, employment continues to slowly improve printing 6.1% unemployment in the latest report, the lowest it has been since 2008. As the economy shows signs of picking up, there are increased discussions of inflation and a rise in interest rates. We believe it is not a matter of “if” but “when” rates will rise. The stronger the economy, the more likely the Fed will continue to diminish its bond buying, thus allowing rates to rise.

While we never like to lag our benchmark in any time period, we feel very comfortable with our holdings and how the Fund is positioned. We do not view equity markets as overvalued, particularly when compared to the level of interest rates and other asset classes. We do believe that geopolitical issues and other worries will continue to create periods of angst. It is these times that can create good investment opportunities for the long term, and we will continue to take advantage of these opportunities.

Independence Capital Management, Inc.

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Financials	24.5%
Healthcare	15.2%
Consumer Discretionary	12.7%
Energy	12.2%
Industrials	10.2%
Technology	10.1%
Consumer Staples	5.3%
Materials & Processing	4.0%
Utilities	3.4%
Telecommunications	2.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 8.30% for the six-month period ending June 30, 2014, compared to the 8.28% return for its benchmark, the Russell 1000 Value Index.

Major world equity markets advanced over the first six months of 2014, supported by continued low interest rates, which has created ample liquidity, and some signs of global economic improvement. In the U.S., a gradually strengthening economy along with the Federal Reserve’s (the Fed) renewed commitment to low interest rates helped drive key equity indexes to multiple record highs during the period. For the most part, investors shrugged off the first quarter economic contraction, which was largely blamed on harsh winter weather, and drew confidence from several economic reports, including further labor and housing market gains, rising industrial production and stronger auto sales.

In mid-March, as expected, the Fed continued to “taper” its monthly bond buying stimulus program. Yet, new Fed chair Janet Yellen helped to unnerve markets with her comments regarding the Fed’s timetable for raising short-term interest rates, which some investors interpreted as signaling higher rates sooner than previously thought. A few weeks later, Ms. Yellen helped give stocks a boost with a speech reaffirming the Fed’s commitment to supporting the economy. In June, the outbreak of hostilities in Iraq sent stocks lower, but investors returned to equities a few days later after the Fed reiterated its pledge to maintain low interest rates and downplayed inflation fears. The major indexes quickly rebounded, with some reaching new highs, before falling back in the final week of the period.

Outperformance of lower quality stocks versus higher quality stocks presented a headwind to relative results, but was offset by the Fund’s strong stock selection results during the period. Overall, sector allocation had a slightly negative impact on the Fund’s relative performance.

The best performing Index sectors were utilities, information technology, and health care, while consumer staples, consumer discretionary, and industrials were the weakest-performing sectors. Within both the Index and the Fund, all 10 economic sectors delivered positive returns for the period.

In energy, overweight positions in independent exploration and production firms ConocoPhillips and Anadarko Petroleum benefited relative performance. Exposure to two takeover targets in the health care sector,

Shire and Covidien, aided relative performance. Other strong performing individual stocks included chemical company LyondellBasell Industries and Delta Air Lines.

In financials, overweight positions in financial services giants Citigroup and Bank America represented a drag on relative performance. Elsewhere, the Fund’s holding in Boeing, off-discount clothing retailer TJX, and electronic security provider ADT were among the largest detracting stocks during the period. From a sector allocation perspective, the Fund’s modest underweight to the strong-performing utilities sector detracted.

The Fed’s continued accommodative stance, the prospect of gradual economic improvement and many investors’ seeming willingness to buy stocks on short-term pullbacks have raised expectations for modest equity market gains in the coming months. However, investors will be keeping a close eye on equity valuations going forward, especially after Fed Chair Janet Yellen cautioned that elevated stock prices and low volatility may indicate excessive investor complacency. Along with valuation levels, investors will also be monitoring stocks’ reaction if second quarter corporate profits disappoint, or if U.S. inflation continues to edge higher and leads the Fed to signal a possible change in policy.

From a sector positioning perspective, the Fund held modest overweight exposures to energy and health care and slight underweights to utilities and consumer staples as of the end of the period.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Financials	28.0%
Energy	17.4%
Healthcare	14.2%
Industrials	9.9%
Technology	9.6%
Consumer Discretionary	8.3%
Consumer Staples	4.8%
Utilities	4.5%
Telecommunications	1.8%
Materials & Processing	1.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 6.95% for the six-month period ending June 30, 2014, compared to the 7.14% return for its benchmark, the S&P 500 Index.

A disappointing January brought a number of chillier reports on global economic activity, and the first month of 2014 ended with U.S. stocks hesitating near two-month lows. A weak manufacturing reading in early February served to unnerve investors further, driving averages of larger U.S. equities to the worst levels since late October. But Janet Yellen, newly installed head of the U.S. Federal Reserve, came across as thoroughgoing and confident in her first opportunity to provide formal testimony before Congress. With policy continuity assured, investors used the remainder of February to lift the S&P 500® back up and over the record levels at which it had traded near the end of 2013.

After demonstrating resilient outperformance since mid-summer of 2013, growth-oriented portfolios finally ran into serious resistance during March of 2014. Uncertainty about economic prospects was hardly the culprit, as the Federal Reserve felt confident enough in its outlook to expect a slightly sooner arrival of its first rate hike. Rather, the brilliant market successes of social media, cloud computing, internet security, and advanced medical technology seem to have attracted too much equity supply, either in the form of new offerings from untested companies or of insider selling from firms already public. As momentum-oriented players recognized the imbalance, the last two weeks of March saw growth benchmarks give back roughly six months of leadership relative to value indexes.

During the first quarter of 2014, when economic activity often disappoints expectations, choppy equities and lower bond yields produced sector performance in the S&P 500 that featured reversals in some of the leading themes from 2013. Consumer discretionary, the top performer in 2013, became the weakest in early 2014, losing 2.8% for both March and the first quarter as a whole. A number of well-known retail names endured double-digit declines. The health care sector, also big in 2013, gave back 1.3% in March. Still, health care climbed 5.8% for the full first quarter, keeping the sector in second place on a year-to-date basis. One key winner was Forest Labs, whose shares climbed by more than 50% on a takeover bid from generic drug maker Actavis.

After discretionary and health care, the other eight S&P sectors scored positive returns in March, as well as for the first quarter as a whole. Utilities were the sleeper, gaining 3.4% in March and 10.1% since the start of 2014, as the surprising drop in bond yields renewed interest in these notable 2013 laggards. Another source of ample dividends, telecommunications services, led the way in March with a 4.8% advance, but that only brought its year-to-date result to a thin 0.5%. Financials added 3.2% in March as rising intermediate yields lent credence to an eventual hike in interest rates, and the sector’s first-quarter gain of 2.6% was fourth place out of ten. In third place was the materials sector, which used an in-line March result to gain 2.9% for the full first quarter, as several chemical names posted double-digit three-month gains. The energy and industrials sectors were slight outperformers in March, but laggards for the full quarter, and the same was true of consumer staples, which rebounded smartly in March from early 2014 losses. On the flip side was information technology, which only eked out a 0.3% March advance, but remains slightly ahead of the S&P on a year-to-date basis.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Technology	18.8%
Financials	16.2%
Healthcare	13.3%
Consumer Discretionary	11.8%
Energy	10.9%
Industrials	10.5%
Consumer Staples	9.5%
Materials & Processing	3.5%
Utilities	3.1%
Telecommunications	2.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 5.22% for the six-month period ending June 30, 2014, compared to the 6.51% return for its benchmark, the Russell Midcap Growth Index.

Overall stock selection contributed strongly to relative performance during the first quarter, with selections within the technology and consumer staples sectors contributing the most to the Fund’s overall outperformance. Detractions to relative returns in the first quarter were small in amplitude and were from a diverse swatch of holdings within the financial services, consumer discretionary, and utilities sectors.

The single largest contributor to the Fund for the first quarter was Beam Inc. The company is a premium spirits brand in the consumer staples sector. Beam Inc. received a bid to be acquired by Suntory Holdings Limited at a 25% premium in the middle of January. After detracting in the fourth quarter, multi-core processing semiconductor company Cavium contributed nicely this quarter. NXP Semiconductors in the technology sector was the second largest contributor for the quarter. Within the consumer discretionary sector, Delta Air Lines, and Kate Spade provided positive contributions. Delta Air Lines, up 26% for the quarter, benefited from increased revenue as leisure travel was strong during the holiday season. Kate Spade, formerly the specialty retailer Fifth & Pacific, continued its outperformance from the fourth quarter and rose another 16% in the first quarter.

Stock selection in financial services hindered performance during the first quarter in relative and absolute terms although the magnitude was not great. After a double digit return in the fourth quarter IntercontinentalExchange Group, a leading operator of regulated exchanges and clearing houses, pulled back and was the largest detractor to the Fund.

The commentary provided above was from the former sub-adviser of the Fund, Turner Investments, who was the manager of the Fund until May 1, 2014.

During the second quarter, most sectors performed relatively in line with the Index, with four of the ten economic sectors outperforming the Index overall during the period. The four sectors, listed in order of performance, were telecommunications services, information technology, health care, and energy. The underperforming sectors during the period, listed in order of underperformance, were utilities, financials, industrials, consumer discretionary, materials, and consumer staples.

The Fund was overweight the information technology, industrials, and health care sectors during the investment time period. We were slightly underweight the energy, financials, and consumer discretionary sectors and more decidedly underweight the materials, consumer staples, telecommunication services, and utilities sectors.

Good performance for the Fund in information technology equities was offset by weak performance in our consumer discretionary equities. The Fund saw considerable strength in many technology names, including Electronic Arts, Open Table, which received a buyout offer from Priceline in the period, Pandora and Fusion-IO, which received a buyout offer from SanDisk in the period. Our consumer discretionary equities were generally weak, as many stocks struggled in response to concerns about the impact of the protracted winter on consumer demand. The stocks that struggled during the period were LKQ, DSW, Urban Outfitters and Carter’s. We think the performance of many of these stocks could improve as the weather issues have subsided and an improving job market begins to bolster consumption.

Slight underperformance in the materials sector was also a detractor in performance. We do not have exposure to paper, packaging, and chemicals sub-sectors, which produced solid returns during the period. The one stock we own in the group, Scotts Miracle-Gro, was yet another victim to extreme weather during a time of year when their business is very sensitive to weather trends.

The energy sector was another area of relative weakness in the period as the market became concerned about the infrastructure bottlenecks in natural gas take-away capacity of some of the newer shale gas production areas. This development caused some pressure on our natural gas exploration and production companies, Cabot Oil & Gas and Southwestern Energy Company.

We outperformed in the health care sector during the period. Strength in that sector was broad-based with most of our equities outperforming both the sector and the index overall. Our best performing stocks in that sector were Medivation, Humana, and Intuitive Surgical.

The commentary provided above was from the current sub-adviser of the Fund, Ivy Investment Management, who became the manager of the Fund on May 1, 2014.

Independence Capital Management, Inc.

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Consumer Discretionary	23.4%
Technology	21.2%
Industrials	17.0%
Healthcare	15.5%
Financials	8.8%
Energy	6.8%
Consumer Staples	6.3%
Materials & Processing	1.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 8.27% for the six-month period ending June 30, 2014, compared to the 11.14% return for its benchmark, the Russell Micap Value Index.

After a 2.9% drop in first quarter gross domestic product (GDP), which many attribute to extreme winter weather, economic growth while sluggish seems to be accelerating. Many key economic indicators including business and consumer confidence, payroll employment gains, auto sales, and the Purchasing Managers Index have shown improvement. Most central banks, including the Federal Reserve (despite tapering), continue to be accommodative. This easy money policy has been the primary driver of stock and bond rallies and will hopefully translate into a self-sustaining recovery.

Perhaps the biggest surprise was the increase in bond prices in the second quarter with the 10-year treasury yield declining from 2.76% at the end of the first quarter to 2.51%. The decline in yields resulted in interest sensitive sectors such as utilities and financial services performing particularly well. The Fund’s underweight in these areas detracted considerably from relative performance. REITs, an area where the Fund has very few holdings, appreciated more than 15% year to date.

In general, stocks within the Fund performed well with positive reactions to both improved earnings and restructuring announcements. Corporate balance sheets remain liquid and managements have returned meaningful amounts of cash to shareholders through share repurchases and dividend increases. Merger and acquisition activity accelerated and this also created a tailwind for our portfolio companies. Ashland announced the sale of its water technologies business, Hertz announced the spin-off of its equipment rental business and Safeway agreed to be acquired by Cerebus Capital at a substantial premium. The Fund benefited from better than expected earnings in Skyworks, Flextronics and General Dynamics. Office Depot announced an increase in synergies from its recent merger with OfficeMax and Avis Budget continued to forecast better than expected earnings. Covanta substantially increased its dividend and announced a major cost reduction program.

Stocks that missed earnings projections were punished in the marketplace. Staples, ADT, Best Buy, Teradata, Bed Bath and Beyond and Darden, declined meaningfully. Towards the end of the second quarter, several portfolio companies pre-announced disappointing earnings. Elizabeth Arden’s licensed perfume business is faring poorly and KBR continues to struggle with inadequately priced contracts. Express, which declined in the first quarter after a sizeable earnings miss, received an acquisition proposal from private equity firm Sycamore Partners at what could be a significant premium. Spirit AeroSystems, which also missed earnings in the first quarter, is now capitalizing on the growing commercial aerospace market and has recouped much of its losses.

Despite the multi-year bull market that has boosted equities to above average valuations we believe that stocks can move even higher during the second half of the year. The Fed remains accommodative despite signs of increased inflation and investors should continue to favor equities. While our portfolio of stocks is not nearly as cheap as it was in 2009, we are still identifying companies we believe are selling at meaningful discounts to our intrinsic value estimates and generating strong free cash flow. Given increased merger and acquisition and activist activity, we expect more of our portfolio companies to engage in value creating events this year. Despite our somewhat bullish position, we are cognizant of the huge amount of liquidity created by monetary authorities over the last five plus years and its positive impact on equity markets. We believe, at some point (when inflation accelerates) this will have to be reversed and could put pressure on stocks.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Industrials	22.2%
Technology	18.9%
Financials	15.9%
Consumer Discretionary	14.5%
Utilities	8.1%
Energy	7.5%
Health Care	5.6%
Consumer Staples	4.3%
Materials & Processing	3.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 10.11% for the six-month period ending June 30, 2014, compared to the 11.14% return for its benchmark, the Russell Midcap Value Index.

U.S. stocks recorded positive returns during the first six months of 2014. When the period began in January, yield-oriented securities, including utilities and REITs, rallied as the 10-year U.S. Treasury yield declined. Late in the first quarter, there was a reversal in the performance of stocks, and value stocks surged.

Although the Fund benefited from an underweight in financials, one of the weaker-performing sectors in the benchmark, it was held back by security selection. More specifically, the Fund’s significant underweight in REITs dampened results, as the REIT industry posted gains in the benchmark. REITs have been the beneficiaries of low interest rates, which have allowed them to reduce their debt costs. The Fund has been underweight REITs for some time because the team considers them generally overvalued.

Security selection in consumer discretionary was a drag on relative performance. The sector provided three key detractors — home improvement retailer Lowe’s Companies, retail chain Target, and luxury leather goods company Coach. Unusually bad weather hurt Lowe’s same-store sales during the first quarter. Target’s stock price fell after the retailer unexpectedly announced its CEO’s departure. The management change could be positive, in the team’s opinion, as Target works to move past the data breach of last winter and the challenges of its expansion into Canada. Some of Coach’s products have been off trend, leading to a decline in sales.

In industrials, an overweight in ADT hampered relative performance. The security monitoring company experienced an increase in subscriber-acquisition costs and associated lower-than-expected account growth as a result of competitors’ aggressive tactics, a situation the team considered largely transitory. Indeed, near the end of the period, ADT’s stock rallied on reduced concern over competitive threats. Also within industrials, an overweight in Koninklijke Philips detracted from results after management announced some near-term earnings drags, including foreign exchange, slower orders from China, a delay in cost savings to the second half of 2014, and disruptions at a U.S. production facility. The team believes these issues are transitory and continues to favor the name.

In information technology, security selection added to relative results. In particular, the Fund benefited from its holdings in the semiconductor and semiconductor equipment industry. An investment in Applied Materials enhanced performance. The semiconductor maker is expected to see strong profit margin improvement and earnings growth as a result of its acquisition of Tokyo Electron.

Stock selection in the consumer staples sector, especially in the food products industry, contributed positively. The Fund benefited from its investment in Hillshire Brands, which appreciated as Tyson Foods and Pilgrim’s Pride competed to acquire the food maker. Ultimately, Hillshire announced it was being acquired by Tyson Foods.

In energy, the Fund benefited from its overweight in the oil, gas, and consumable fuels industry. An overweight in integrated energy company Imperial Oil added to results, as did investments in Apache and Devon Energy, both oil and gas exploration and production companies. All three stocks performed well as oil prices increased in response to renewed unrest in the Middle East. Imperial Oil also announced it was nearing the end of its capital expenditures for the Kearl oil sands project.

As of June 30, 2014, the team saw attractive opportunities in industrials, consumer staples, health care, utilities, energy, and telecommunication services, as reflected by the Fund’s overweights in these sectors. Conversely, smaller relative weightings were given to financials, consumer discretionary, materials, and information technology stocks.

Independence Capital Management, Inc.

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Financials	26.3%
Utilities	13.9%
Industrials	13.8%
Health Care	12.1%
Technology	8.6%
Energy	7.6%
Consumer Staples	6.9%
Consumer Discretionary	6.0%
Materials & Processing	3.4%
Telecommunications	1.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned –1.02% for the six-month period ending June 30, 2014, compared to the 3.97% return for its benchmark, the Russell 2500 Growth Index.

No sector was more impacted by the market rotation than information technology. The sector is home to some of the most significant innovation in the U.S. economy. With this innovation, however, comes premium valuation multiples that were hardest hit in March and April. Of particular challenge were holdings in the internet software and services space, where our position in Channeladvisor came under pressure. Channeladvisor works with small businesses to aggregate products on multiple online channels. The company beat guidance on all metrics, including strong customer additions. However, shares declined as stocks with high valuations sold off heavily during April. Guidewire Software, which sells software to the insurance industry under a subscription model, also came under pressure during the quarter. Despite reporting a strong quarter and raising guidance, the shares sold off over 17%. We continue to believe the company has strong prospects as new software platforms are developed, property and casualty insurers face competition to provide mobile platforms, and customers will likely seek Guidewire’s expertise in pricing and data analytics. Therefore we opportunistically added to the position.

Stock selection within industrials weighed on returns. Shares of industrial rail road company Kansas City Southern declined after the company’s first quarter results fell short of expectations. The company’s rail network is strategically positioned to participate in increasing trade between the U.S. and Mexico. However, regulatory concerns mandating open access on Mexican rail lines with public pricing transparency arose, which threatened KSU’s exclusivity agreements within the country. This led to a sell-off in the shares and a compromise to our investment thesis. As is consistent with our process, the increased uncertainty led us to sell our position in favor of better ideas.

Over the last several quarters, accelerated spending and demand for durable goods has been an area of emphasis within our consumer discretionary holdings. This strategy proved additive to returns during the quarter as Restoration Hardware Holdings gained over 38%. This retailer of higher-end home furnishings is seeing the benefits of a meaningful change in strategy. The company has moved from smaller, mall-based stores to significantly larger “design centers” that are capable of displaying much more of the firm’s inventory. These new initiatives had a positive impact on results as the company reported quarterly sales and earnings well above consensus estimates.

Another example of strong demand for consumer durables was visible in the performance of Lithia Motors which posted a return of just over 36%. Lithia, an automotive retailer, has experienced strong demand and recently made a highly accretive acquisition that will expand their geographical footprint. Lithia should continue to gain share in the highly fragmented auto industry and benefit from improving auto repair trends; a business that carries significant incremental margins.

Our position in telecommunication services, though small, provided strong contributions during the quarter. Shares of SBA Communications, a wireless tower company, gained over 13% after the company reported better-than-expected revenue and earnings. SBA’s growth continues to be driven by the capital spending required to support the growth in mobile data traffic.

We continue to maintain an earnings growth rate significantly above benchmarks and to target companies that can “make their own luck.” We have high conviction in several themes including internet spending, mobile/wireless spending, biopharmaceuticals, aerospace, transportation, and bank lending growth. We believe this game plan will eventually yield the type of results we all expect.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Industrials	25.8%
Technology	21.5%
Consumer Discretionary	17.9%
Healthcare	16.0%
Financials	6.1%
Consumer Staples	4.3%
Energy	4.3%
Telecommunications	2.4%
Materials & Processing	1.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 8.46% for the six-month period ending June 30, 2014, compared to the 7.87% return for its benchmark, the Russell 2500 Value Index.

In the second quarter of 2014 investors grappled with geopolitical turmoil in the Ukraine and the Middle East, as well as the lingering impact of a brutal winter on U.S. businesses. In the end, the resilience of the US economic recovery won out and equity markets rose in the quarter.

During the first half of 2014, the Fund rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index. The outperformance was driven by strong stock selection, particularly in the technology and financial sectors. Stock selection in the industrial resources sector and an underweight position in utilities detracted from performance.

Leading individual contributors included Electronic Arts, Health Net, CDW, Stone Energy and Con-way. Health Net missed its first quarter 2014 results but saw improved medical costs and maintained its full year earnings guidance.

Leading individual detractors included First Niagara Financial, The Children’s Place, Meritage Homes, Commercial Metals and Susquehanna Bancshares. First Niagara Financial, a regional bank, was affected by investor uncertainty about the potential returns from its new strategic plan.

Macro concerns have influenced investor behavior over the past few years. While the U.S. economy has been gradually healing after the worst financial crisis in recent memory, investor uncertainty continues to weigh on the equity markets.

In this environment, we believe the most compelling opportunities share a common set of characteristics. These include strong free cash flow, attractive valuations and company specific catalysts that can drive further cash earnings growth. We believe that stocks fitting this description have a wide variety of ways to create shareholder value and are less tied to the success of the economic recovery.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Financials	31.7%
Consumer Discretionary	20.2%
Technology	14.8%
Materials & Processing	10.7%
Industrials	7.8%
Utilities	6.3%
Energy	4.7%
Healthcare	2.4%
Consumer Staples	1.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 2.20% for the six-month period ending June 30, 2014, compared to the 2.22% return for its benchmark, the Russell 2000 Growth Index.

For much of the past year, we have warned that many cloud computing, social media and biotech stocks traded at extremely high valuations, driven largely by momentum and excitement around these industries, rather than underlying fundamentals. We selectively own a few of these companies we feel have the potential to justify such high valuations, but have largely avoided those pockets of the market. Many of the momentum-driven stocks have yet to produce positive earnings, and we believe they would need truly exceptional multiyear revenue growth to meet expectations implied in their current lofty valuations. Investing in companies with such high valuations, and less proven or durable track records, typically does not fit our investment process.

Instead, we favor companies that we believe have a much steadier growth profile. As part of our investment process, we focus on identifying companies we believe have long-duration growth potential, but that also have higher-quality business models with more predictable, growing revenue streams. These companies often have sustainable competitive advantages such as high barriers to entry in their respective industry, or a differentiated product or service that gives them pricing power, which should in turn help the company grow in a variety of economic environments.

Looking at performance across different sectors, stock selection in the consumer discretionary and technology sectors were the largest detractors from relative performance. Our stock selection in the energy and industrials sectors were the largest contributors to relative results.

Wolverine Worldwide was our largest detractor. The company owns a number of shoe brands, and in our view it has a proven track record of acquiring and improving management of those brands, then increasing sales as Wolverine pushes those brands through its global distribution network. The stock fell in the first quarter due to concern about a slowdown in its Sperry shoe brand, but sales were being compared to a period of extremely high sales growth the year before. We think Sperry has many elements similar to many other American lifestyle brands that have gained traction internationally, and as such, the brand will be a key beneficiary of Wolverine’s global distribution network.

Hibbett Sports was another large detractor. The company is a sporting goods retailer specializing in footwear, equipment and apparel. Hibbett announced it will have to make some investments to develop a stronger e-commerce strategy. Those investments could constrain margins in the near term, which has weighed on the stock, but we continue to like the long-term outlook for the company.

Athlon Energy was our largest contributor to performance, and one of several companies in the energy sector that performed well during the period. We participated in the exploration and production company’s IPO a few months back because we liked the potential of its consolidated acreage in the West Texas Permian Basin. The stock was up significantly during the period due to positive well results announced by Athlon and a rise in oil prices during the second quarter.

Top contributor outside the energy sector was Measurement Specialties. The company creates sensors that serve a wide range of end markets including automobiles, commercial vehicles, and industrial and medical equipment. We believe the sensor industry has a long runway for growth as sensor content continues to increase across most industries. We also like that sensors are typically a mission-critical item but represent a small percentage of the total bill of goods of the products they are used in.

Independence Capital Management, Inc.

Investment Adviser

Janus Capital

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Technology	33.9%
Industrials	20.4%
Healthcare	16.0%
Consumer Discretionary	14.7%
Energy	6.2%
Financials	6.0%
Materials & Processing	1.7%
Consumer Staples	0.8%
Telecommunications	0.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 5.73% for the six-month period ending June 30, 2014, compared to the 4.20% return for its benchmark, the Russell 2000 Value Index.

During the first quarter, within the financials sector, Bank of the Ozarks was a top contributor to returns. In January, the bank reported fourth quarter earnings that exceeded consensus expectations, supported by impressive revenue and loan growth. Separately, at the end of January, its shares rose following the announcement that Bank of the Ozarks would acquire Arkansas-based Summit Bancorp. Investors reacted positively to this announcement as the deal will likely bolster Bank of the Ozarks’ market share.

Information Technology holding, TriQuint Semiconductor, was also a top contributor to Fund performance in the first quarter. Shares of TriQuint Semiconductor, a manufacturer of radio-frequency semiconductor chips, rallied after the company announced that it had entered into a merger agreement with RF Micro Devices. The all-stock transaction will create a new company with the potential to be a significant competitor in the radio-frequency solutions space.

Rex Energy, an exploration and production company focused on oil and natural gas, was a top detractor during the first quarter. In February, shares of Rex Energy declined as investors were disappointed by the company’s first quarter production guidance. Despite near-term weakness, we continue to believe that Rex Energy is well positioned over the longer term in areas that could experience significant production growth. Within the consumer discretionary sector, GNC Holdings was a top detractor from performance. Shares of GNC, a leading retailer of health and nutrition related products, traded lower after the company announced both fourth quarter earnings and 2014 guidance below consensus expectations. Consistent with much of the retail industry, inclement winter weather led GNC to increase its promotional spending, which then weighed on the company’s margins.

During the second quarter, within the consumer staples sector, Susser Holdings, a convenience-store operator based in Texas, was a top contributor to returns. In late April, its shares rose sharply after Energy Transfer Partners, which owns and operates a diverse portfolio of energy assets, announced plans to acquire Susser Holdings at a significant premium. In our view, the transaction is attractive from Energy Transfer Partners’ perspective, as it has the potential to both increase the valuation of its current convenience-store operations, while meaningfully expanding the company’s retail presence in areas of Texas experiencing strong economic growth. Materials holding, PolyOne, was also a top contributor to Fund performance as shares of the provider of specialized polymer materials, rose gradually throughout the second quarter as investors were encouraged by better-than-expected first quarter results.

Within the consumer discretionary sector and at the overall Fund level, GNC Holdings was a top detractor from returns in the second quarter. Shares of GNC, traded lower as investors were disappointed by lower-than-expected first quarter revenue and earnings, as well as the company’s reduction of its 2014 earnings-per-share guidance. Management cited inclement winter weather, an unusually significant amount of negative media and year-over-year sales hurdles in the company’s diet and pre-workout categories as contributing factors to the challenged results. In our view, GNC will be able to overcome these transient issues as the company’s comparable same-store sales have the potential to reaccelerate in the second half of the year. Dynegy, an electric utility company that owns and operates power plants fueled by natural gas and coal, was also a top detractor from performance. Despite a recent rally, we believe that shares have the potential for further gains supported by what we view as strengthening fundamentals in the competitive power market.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Financials	36.4%
Industrials	13.5%
Technology	11.3%
Consumer Discretionary	9.7%
Energy	7.4%
Materials & Processing & Processing	7.0%
Utilities	6.5%
Healthcare	5.8%
Consumer Staples	1.9%
Telecommunications	0.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 2.84% for the six-month period ending June 30, 2014, compared to the 3.19% return for its benchmark, the Russell 2000 Index.

A disappointing January brought a number of chillier reports on global economic activity, and the first month of 2014 ended with U.S. stocks hesitating near two-month lows. A weak manufacturing reading in early February served to unnerve investors further, driving averages of larger U.S. equities to the worst levels since late October. But Janet Yellen, newly installed head of the U.S. Federal Reserve, came across as thoroughgoing and confident in her first opportunity to provide formal testimony before Congress.

Smaller stocks snapped back smartly when January jitters found ready relief from new leadership at the Federal Reserve, and they enjoyed a fruitful February indeed. But small caps eventually fell victim to a newfound distaste for overly aggressive investment themes. After hitting multi-decade highs relative to larger stocks in early March, shares in smaller firms saw their momentum begin to wane, and when popular growth names ran into concerted selling in the last two weeks of the first quarter, underperformance of small caps became more obvious. The Russell 2000® Index conceded 0.7% during March, paring its first-quarter gain back to 1.1%, and leaving it 70 basis points behind the S&P 500 on a year-to-date basis. Stocks in the middle tier held up better during the market palpitations of March, and the S&P Midcap 400 IndexTM tacked on 0.4% in the final month of the first quarter. Even though the S&P 400 lagged its senior counterpart in March, its 3.0% return for the full quarter represented solid leadership for early 2014.

After demonstrating resilient outperformance since mid-summer of 2013, growth-oriented portfolios finally ran into serious resistance during March of 2014. Uncertainty about economic prospects was hardly the culprit, as the Federal Reserve felt confident enough in its outlook to expect a slightly sooner arrival of its first rate hike. Rather, the brilliant market successes of social media, cloud computing, internet security, and advanced medical technology seem to have attracted too much equity supply, either in the form of new offerings from untested companies or of insider selling from firms already public. As momentum-oriented players recognized the imbalance, the last two weeks of March saw growth benchmarks give back roughly six months of leadership relative to value indexes. On the large cap side, the Russell 1000® Value Index gained 2.4% in March, but the Russell 1000® Growth Index declined by 1.0%. Russell 1000 Growth retained a positive 1.1% return for the first quarter, but Russell 1000 Value has established a clear lead with its 3.0% gain since the start of the year. As for small caps, while the Russell 2000® Value Index added 1.2% for March, the Russell 2000® Growth Index tumbled 2.5%, lagging by 370 basis points on the month. Russell 2000 Growth nonetheless retained a 0.5% gain for the full first quarter, but Russell 2000 Value did even better with a three-month advance of 1.8%.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Financials	23.1%
Technology	17.7%
Industrials	14.6%
Healthcare	13.5%
Consumer Discretionary	13.0%
Energy	5.7%
Materials & Processing	4.8%
Consumer Staples	3.7%
Utilities	3.1%
Telecommunications	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 4.72% for the six-month period ending June 30, 2014, compared to the 5.14% return for its benchmark, the MSCI EAFE Index.

On a regional basis, MSCI Europe continued to outpace MSCI Pacific during the first quarter. While MSCI Pacific used strength in Australia and New Zealand assets to eke out a 0.1% gain for March, their resilience was insufficient to prevent the regional benchmark from ceding 2.5% for the first quarter as a whole. MSCI Hong Kong had a poor start to 2014, with weak consumer and financial stocks contributing to a 2.2% loss for March and a 3.4% decline for the quarter. The latter result was the second worst among EAFE constituents. MSCI Singapore managed a solid 2.6% rebound in March, but still ended the first quarter with a 0.9% decline, as financial names had a particularly rough January. Even though MSCI Japan limited its March decline to 1.3%, disappointment with a lack of progress on structural reforms left the index with a 5.6% loss for the full first quarter, making it the worst performer within EAFE. With the yen appreciating solidly in early 2014, investors wanted to see expanded action from the Bank of Japan to offset the higher consumption taxes due to take effect in April, but by the end of the quarter, it was not clear that additional easing would even arrive before May. In addition to a strong currency, MSCI Australia benefited from solid banking shares to return 4.0% for March and 5.9% for the full first quarter. Solid healthcare stocks were among the contributors to MSCI New Zealand, which was the top EAFE performer for March and second best for the first quarter as a whole. The Reserve Bank had the temerity to lift interest rates by 25 basis points, implementing its first policy hike since the summer of 2010. Healthy appreciation of the kiwi dollar helped produce a March advance of 6.5% for MSCI New Zealand and an impressive year-to-date gain of 16.4%.

Sector performance in EAFE was tightly clustered in March, with all ten groups finishing the month between positive and negative 2%. With two exceptions, returns for the full first quarter showed similarly close mixture. Only three sectors were positive in March, and each was positive for the quarter as well. Three other sectors were negative in March, but positive for the full quarter, while four were negative in both time frames. Consumer staples and energy were among the dual winners, adding 0.3% in the latest month as they served as defensive havens amid spikes in volatility. Each did slightly better for the first quarter as a whole. But the best performer for both March and the full first quarter was the utilities sector, which attracted fresh interest after a lackluster 2013. The EAFE utilities gained 1.8% in March and 7.1% for the full quarter. The other quarterly standout was EAFE health care. Despite giving back 2.0% in March as growth themes lost a little favor, the healthcare sector retains a 5.8% advance since the start of 2014. After healthcare, the weakest sector in March was telecommunications services, which slipped 1.9%. Telecom lost 2.1% for the full first quarter, making it the worst year-to-date performer in EAFE, but investors who rode the sector through its stunning leadership run of 2013 could be forgiven for taking some profits. The only other EAFE sector to lose as much as 50 basis points for the first quarter, consumer discretionary, was also a dual loser. Discretionary shed 1.6% in March and 2.0% for the full quarter, like telecom falling victim to mild profit-taking after notching huge gains in 2013.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Japan	20.2%
United Kingdom	18.6%
Switzerland	9.7%
France	9.6%
Germany	9.1%
Australia	7.7%
Netherlands	5.0%
Spain	3.6%
Sweden	3.0%
Hong Kong	2.7%
Italy	2.5%
Denmark	1.5%
Singapore	1.4%
Belgium	1.2%
Finland	0.8%
Ireland	0.8%
Norway	0.7%
Israel	0.5%
Luxembourg	0.4%
Austria	0.3%
Portugal	0.2%
China	0.1%
Bermuda	0.1%
Guernsey	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 8.05% for the six-month period ending June 30, 2014, compared to the 5.14% return for its benchmark, the MSCI EAFE Index.

Generally speaking, global equity markets have been strong and emerging markets have been lifted more sharply as sentiment has improved toward the region from more depressed levels.

Housing Development Finance Corporation (HDFC) was a top contributor to performance. HDFC benefited from the strong recovery in the Indian stock market, as investors are convinced that the newly elected reform-focused government of Narendra Modi will help transform the Indian economy for the better. HDFC is well placed for long-term growth as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history.

Novo Nordisk continues to deliver strong results. Novo is the leading drugs company focused on diabetes care. The company is highly focused on its few core therapeutic areas and rewards shareholders with industry leading growth rates and cash returns.

Rolls Royce, a leading aircraft engine manufacturer, posted lower-than-estimated earnings for fiscal year 2013 and guided to no earnings growth in 2014. The company makes commercial and military engines for airlines, corporations, helicopter operators, and various governments around the world. Our investment is based on the positive secular trend in demand. Older airplanes are being replaced by newer, more fuel-efficient airplanes. Rolls Royce has several clear competitive advantages. First, it has a stellar reputation. Second, it shares a market duopoly with GE Aviation. Third, it has predictable cash flow. An aircraft model has a life of at least 30 years, and an aircraft has a life time of approximately 20 years. When Rolls Royce is selected as a supplier for a particular aircraft, it has a revenue stream that can be expected to last for at least 30 years. Revenues from maintenance account for 50% of consolidated revenues. Given that the average engine is only eight years old, we expect that this cash flow stream will have a long tail.

Paddy Power, an Irish gaming company, released weaker-than-forecast results for its year-to-date period. The company also announced the CEO’s intention to step down in April of next year. Paddy Power has both a physical gambling business and an online business. The company has a powerful brand and a fun, innovative and edgy image. Its business footprint currently spans only jurisdictions where it can operate legally, which is a rarity in the global online gaming marketplace. Most competitors in the online space have been happy to cross into geographies where gambling is not legal, tempted by the short-term buck to be made. Paddy Power has consistently kept its gaming nose clean and mainly operates in Ireland, the United Kingdom, France, and Australia through direct or business-to-business operating ventures.

Despite macro volatility this year, including Russia/Ukraine, a coup in Thailand, increasing troubles in the Middle East, etc., all major markets had positive returns for the year. While we monitor these global risks as they can lead to oil price shocks, or other nastiness for the businesses in which we invest, we continue to spend the overwhelming majority of our time focused on businesses, their growth prospects and their specific risks. We remain excited about the earnings outlook for the companies held in the strategy, and the portfolio is well-positioned to perform in a variety of market environments.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
United Kingdom	19.1%
Switzerland	15.6%
India	11.4%
France	8.2%
Canada	7.8%
Netherlands	7.2%
United States	6.9%
China	4.9%
Denmark	3.1%
Hong Kong	2.9%
Australia	2.8%
Mexico	2.4%
Brazil	2.4%
Spain	1.5%
Japan	1.3%
South Africa	1.2%
Ireland	0.9%
Italy	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 5.35% for the six-month period ending June 30, 2014, compared to the 6.32% return for its benchmark, the MSCI Emerging Markets Index.

During the six-month period, country allocation relatively was flat, while stock selection contributed slightly to performance. The primary contributors to the Fund’s absolute returns were stock selection and an underweight allocation in China, stock selection and an overweight allocation in Thailand, and stock selection and an overweight allocation in the Philippines. Detracting from relative results were stock selection and allocation in Turkey and stock selection in Poland.

For the past three years, every major assumption about emerging markets (EM) equities has been tested, and investors have shown extreme swings in sentiment from optimism to fear. The first quarter of 2014 showed no variation from such behavior. Early in the year, many EM investors reacted negatively to events in Argentina, Ukraine and to macro-economic numbers from China that disappointed consensus expectations. In March, a sense that a stealth stimulus program was taking place in China, combined with optimism that political prospects were improving in Indonesia, India and Brazil, all contributed to a sudden positive shift in investor sentiment. Hope rallies were major drivers of the latter three markets, with state-owned (largely value-oriented) companies the chief beneficiaries.

Three major factors have contributed to the prevailing bearish sentiment that has plagued emerging markets for some time: current account deficits, domestic dissatisfaction with state political regimes, and excessive credit growth. In an encouraging sign, many investors began to make country distinctions in the first quarter, recognizing the differences and changes taking place among current account deficits; rallying on the prospect for selective political reform; and further acknowledging that China’s credit growth has become problematic. The fundamental fault-line that will continue putting negative pressure on EM equities in coming months remains an increasing recognition that China could suffer economically from its massive credit expansion of the past five years. While the market has discounted much of this, there is still further room to go, in our view.

The Fund’s portfolio remains underweight China and China-related plays via commodities and commodities-oriented markets such as Brazil, Russia and South Africa. In regard to the challenges from rising U.S. bond yields, we remain focused on being overweight those countries which we believe are fundamentally sound but had suffered collateral damage in 2013 — including the Philippines, Mexico, Thailand, Poland and India. These are countries which have not experienced excessive credit growth since the global financial crisis, and whose balance of payments are improving. We consider Eastern Europe a well-placed region to benefit from Europe’s growth recovery. The Philippines remains an underpenetrated market for financial products and we expect gross domestic product (GDP) growth to remain buoyant, driven in part by healthy investment and infrastructure spending. We prefer countries we believe exhibit constructive reform agendas, sustainable levels of investment to GDP and compelling earnings prospects.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
South Korea	15.7%
China	10.0%
India	8.8%
Taiwan	8.1%
Brazil	7.8%
Mexico	6.8%
South Africa	4.4%
Thailand	4.2%
Philippines	3.7%
Poland	3.3%
Hong Kong	2.8%
Austria	2.8%
Malaysia	2.4%
United States	2.3%
Russia	2.2%
Switzerland	1.9%
Columbia	1.9%
Spain	1.5%
Indonesia	1.2%
Peru	1.1%
Portugal	1.0%
United Kingdom	0.9%
Czech Republic	0.8%
Hungary	0.7%
Netherlands	0.6%
Chile	0.6%
Pakistan	0.6%
Argentina	0.6%
Panama	0.5%
Japan	0.4%
Qatar	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 17.43% for the six-month period ending June 30, 2014, compared to the 17.66% return for its benchmark, the FTSE NAREIT Equity REIT Index.

U.S. REITs registered strong gains in the first half of 2014, outgaining the broad equity market after broadly underperforming in 2013. The period began with an easing in long-term bond yields as signs emerged that the unusually harsh winter weather had a negative impact on economic activity. Investors were initially apprehensive after data revealed that U.S. gross domestic product (GDP) contracted more than anticipated in the first quarter, but that sentiment soon faded as strong jobs reports and accelerating industrial production painted a more upbeat picture of the economy. The positive data lifted investors’ confidence that the recovery had sufficient momentum as the Federal Reserve continued to taper its bond purchases. At the same time, bond yields continued their downward trend amid a combination of an accommodative outlook for U.S. monetary policy and aggressive liquidity measures by the European Central Bank.

Fundamentals continued to improve for all types of real estate, driving solid returns across the REIT landscape. Apartment REITs performed well despite continued pressures of new supply. Many companies exhibited better-than-expected cash flow growth, as continued demand for rental housing enabled them to raise rents on existing tenants, even in markets where new tenants were being signed at lower rates. Revenues at self storage REITs also continued to improve amid rising rents and occupancy rates.

The regional mall and shopping center sectors benefited from growing retail sales and improving tenant demand for in-line storefronts in prime locations. Managements also had relatively good success improving the productivity of lower-performing assets through redevelopment. In the office sector, asset values and rent-growth expectations continued to improve, particularly in New York City and San Francisco. Industrial REITs also saw evidence of strengthening demand and higher rents. However, with developers ramping up construction to meet the demand for built-to-suit multipurpose facilities, investors showed increasing sensitivity to the potential impact of new supply in select markets.

The Fund had a strong total return for the period, driven by favorable stock selection across most property sectors. In the diversified REIT sector, our participation in a secondary offering from Gramercy Property Trust contributed to relative performance; investors responded positively to the company’s use of capital to purchase the remaining stake in a portfolio of Bank of America branch offices. Other contributors included stock selection in the regional mall, office, apartment and shopping center sectors.

Stock selection in the hotel sector detracted from relative returns, hindered in part by our out-of-index allocations to certain non-REIT hotel owners, which underperformed along with the broader equity market. Among these was Orient-Express Hotels, which owns a hotel in St. Petersburg, Russia and declined amid rising geopolitical tensions in Ukraine.

We believe the U.S. economy remains on track for stronger GDP growth and a gradual rise in interest rates. We view this as a favorable backdrop for REITs, as the potential for higher asset values and cash flows should outweigh the likely return of upward-trending Treasury yields. U.S. REITs continue to offer attractive valuations, in our view, as we believe modest premiums to NAVs are justified given the improvement in real estate fundamentals and continued job growth.

We continue to see attractive value in high-quality regional mall and shopping center landlords, as well as some owners of Class-B assets that we believe offer potential for attractive risk-adjusted returns. Within the self storage sector, we expect further upside to cash flow growth amid strong demand and limited new supply.

Independence Capital Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/14

Percent of Total Investments[1]
Regional Malls	18.1%
Apartments	15.3%
Office Property	13.4%
Healthcare	9.6%
Storage & Warehousing	8.7%
Strip Centers	8.5%
Hotels and Resorts	8.2%
Diversified	7.1%
Industrial	5.9%
Building & Real Estate	4.5%
Lodging	0.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 6.21% for the six-month period ending June 30, 2014, compared to the 4.87% and 3.93% returns of its benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds, both active and passive, and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

Asset allocation had little effect on the Fund for the first six months of 2014. At the broad asset class level, the Aggressive Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the year-to-date period. Contributing to the Fund’s performance versus its equity benchmark at the asset class level was the Fund’s allocation to the real estate, large value and mid value asset classes. While the strongest year-to-date contribution to performance within equity at the underlying fund level came from its allocation to developed international equity, at the asset class level, this international exposure had a negative impact on the Fund’s performance.

The Fund’s fixed income allocation performed in line with the Barclays Capital U.S. Aggregate Bond Index for the first six months of the year.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/14

International Stocks	22.0%
Large Cap Value Stocks	17.0%
Large Growth Stocks	15.0%
Emerging Markets	10.0%
Mid Cap Value Stocks	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 5.54% for the six-month period ending June 30, 2014, compared to the 4.87% and 3.93% returns of its benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds, both active and passive, and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the six-month period. Contributing to the Fund’s equity performance versus its benchmark was the Fund’s asset class allocation to real estate, mid cap value and large cap value. At the asset class level, this international exposure had a negative impact on the Fund’s performance.

The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the six-month time period. Detracting from Fund performance was its asset class allocation to short-term bonds.

At the underlying fund level, the Fund’s allocation to developed international equity contributed the most to relative performance while its allocation to smaller growth capitalization detracted from performance.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/14

International Stocks	19.0%
Large Cap Value Stocks	15.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 4.83% for the six-month period ending June 30, 2014, compared to the 4.87% and 3.93% returns of its benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds, both active and passive, and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

Asset allocation had a negative effect on performance of the Moderate Allocation Fund. While the Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index, it was its fixed income allocation that had a negative impact to overall asset allocation performance of the Fund for the first half of 2014. Aiding in the Fund’s six-month equity performance were its allocations to the real estate, mid value and large value asset classes. Weighing on the Fund’s performance was the Fund’s allocation to short-term bonds as this exposure detracted most from relative performance versus its fixed income benchmark.

At the underlying fund level, the Fund’s allocation to developed international equity contributed the most to relative performance while its allocation to smaller growth capitalization detracted from performance.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/14

Intermediate Bonds	21.0%
International Stocks	14.0%
Large Cap Value Stocks	12.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 4.08% for the six-month period ending June 30, 2014, compared to the 4.87% and 3.93% returns of its benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds, both active and passive, and 60% fixed income funds. The equity allocation of the Fund consists of domestic equity funds comprised of large capitalization and mid capitalization funds as well as developed international equity funds and the fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

Asset allocation had a negative effect on performance of the Moderately Conservative Allocation Fund for the first half of 2014. At the broad asset class level, the Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the period. Detracting from the Fund’s fixed income asset allocation performance versus the broad index was its cash and short-term bond allocations.

The Fund outperformed its broad equity benchmark, the Russell 3000 Index for the six-month period at the asset class level. Contributing to the Fund’s equity performance versus its benchmark was the Fund’s asset class allocation to real estate, mid cap value and large cap value.

At the underlying fund level, the Fund’s allocation to developed international equity contributed the most to relative performance while its allocation to smaller growth capitalization equity and intermediate-term bonds detracted from performance.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/14

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 3.18% for the six-month period ending June 30, 2014, compared to the 4.87% and 3.93% returns of its benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds, both passive and active. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s fixed income allocation had a negative impact on performance as its asset allocation to short-term bonds and cash underperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Aiding the Fund’s fixed income allocation performance was its allocation to high yield bonds.

The Fund’s equity allocation performed in line with its broad equity benchmark, the Russell 3000 Index. At the underlying fund level, the Fund’s allocation within developed international equity aided in its equity performance.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/14

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2014 and held through June 30, 2014. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2014 to June 30, 2014

Expense Table

	Beginning Value January 1, 2014	Ending Value June 30, 2014	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.12%	$0.59
Hypothetical	$1,000.00	$1,024.20	0.12%	$0.59
Limited Maturity Bond Fund
Actual	$1,000.00	$1,004.36	0.61%	$3.03
Hypothetical	$1,000.00	$1,021.73	0.61%	$3.06

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2014	Ending Value June 30, 2014	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,035.29	0.60%	$3.03
Hypothetical	$1,000.00	$1,021.78	0.60%	$3.01
High Yield Bond Fund
Actual	$1,000.00	$1,053.80	0.83%	$4.23
Hypothetical	$1,000.00	$1,020.62	0.83%	$4.17
Flexibly Managed Fund
Actual	$1,000.00	$1,069.45	0.86%	$4.41
Hypothetical	$1,000.00	$1,020.47	0.86%	$4.32
Balanced Fund
Actual	$1,000.00	$1,054.39	0.20%	$1.02
Hypothetical	$1,000.00	$1,023.79	0.20%	$1.00
Large Growth Stock Fund
Actual	$1,000.00	$1,025.10	0.93%	$4.67
Hypothetical	$1,000.00	$1,020.12	0.93%	$4.67
Large Cap Growth Fund
Actual	$1,000.00	$1,045.84	0.90%	$4.57
Hypothetical	$1,000.00	$1,020.27	0.90%	$4.52
Large Core Growth Fund
Actual	$1,000.00	$1,029.57	0.88%	$4.43
Hypothetical	$1,000.00	$1,020.37	0.88%	$4.42
Large Cap Value Fund
Actual	$1,000.00	$1,067.12	0.88%	$4.51
Hypothetical	$1,000.00	$1,020.38	0.88%	$4.42
Large Core Value Fund
Actual	$1,000.00	$1,082.95	0.89%	$4.60
Hypothetical	$1,000.00	$1,020.32	0.89%	$4.47
Index 500 Fund
Actual	$1,000.00	$1,069.46	0.36%	$1.85
Hypothetical	$1,000.00	$1,022.98	0.36%	$1.81
Mid Cap Growth Fund
Actual	$1,000.00	$1,052.25	0.98%	$4.99
Hypothetical	$1,000.00	$1,019.87	0.98%	$4.92
Mid Cap Value Fund
Actual	$1,000.00	$1,082.66	0.81%	$4.18
Hypothetical	$1,000.00	$1,020.72	0.81%	$4.07
Mid Core Value Fund
Actual	$1,000.00	$1,101.12	1.07%	$5.57
Hypothetical	$1,000.00	$1,019.42	1.07%	$5.37
SMID Cap Growth Fund
Actual	$1,000.00	$989.81	1.05%	$5.18
Hypothetical	$1,000.00	$1,019.52	1.05%	$5.27

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2014	Ending Value June 30, 2014	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,084.65	1.17%	$6.05
Hypothetical	$1,000.00	$1,018.92	1.17%	$5.87
Small Cap Growth Fund
Actual	$1,000.00	$1,021.95	1.03%	$5.16
Hypothetical	$1,000.00	$1,019.62	1.03%	$5.17
Small Cap Value Fund
Actual	$1,000.00	$1,057.33	1.08%	$5.51
Hypothetical	$1,000.00	$1,019.37	1.08%	$5.42
Small Cap Index Fund
Actual	$1,000.00	$1,028.44	0.59%	$2.97
Hypothetical	$1,000.00	$1,021.83	0.59%	$2.96
Developed International Index Fund
Actual	$1,000.00	$1,047.19	0.65%	$3.30
Hypothetical	$1,000.00	$1,021.53	0.65%	$3.26
International Equity Fund
Actual	$1,000.00	$1,080.54	1.15%	$5.93
Hypothetical	$1,000.00	$1,019.02	1.15%	$5.77
Emerging Markets Equity Fund
Actual	$1,000.00	$1,053.51	1.72%	$8.76
Hypothetical	$1,000.00	$1,016.15	1.72%	$8.64
Real Estate Securities Fund
Actual	$1,000.00	$1,174.27	0.98%	$5.28
Hypothetical	$1,000.00	$1,019.87	0.98%	$4.92
Aggressive Allocation Fund
Actual	$1,000.00	$1,062.14	0.33%	$1.69
Hypothetical	$1,000.00	$1,023.13	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,055.41	0.31%	$1.58
Hypothetical	$1,000.00	$1,023.23	0.31%	$1.56
Moderate Allocation Fund
Actual	$1,000.00	$1,048.28	0.31%	$1.57
Hypothetical	$1,000.00	$1,023.23	0.31%	$1.56
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,040.84	0.32%	$1.62
Hypothetical	$1,000.00	$1,023.18	0.32%	$1.61
Conservative Allocation Fund
Actual	$1,000.00	$1,031.81	0.33%	$1.66
Hypothetical	$1,000.00	$1,023.13	0.33%	$1.66

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days), then divided by 365.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Money Market Fund

	Par (000)	Value†
CERTIFICATES OF DEPOSIT — 1.9%
Banks — 1.9%
Citibank 0.240%, 07/01/14	$670	$670,000
0.230%, 08/18/14	2,142	2,142,228

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,812,228)		2,812,228

COMMERCIAL PAPER — 70.0%
Beverages — 4.6%
Anheuser-Busch Inbev Worldwide Inc 0.180%, 01/29/15	500	499,470
Coca-Cola Co. 0.150%, 10/15/14	3,000	2,998,675
0.130%, 10/20/14	1,000	999,599
0.160%, 11/18/14	960	959,403
0.200%, 01/26/15	1,300	1,298,490

		6,755,637

Chemicals — 1.4%
Du Pont (E.I.) de Nemours & CO 0.050%, 07/01/14	2,000	2,000,000

Diversified — 0.9%
Proctor & Gamble Co. 0.130%, 10/22/14	1,300	1,299,470

Diversified Financial Services — 17.1%
ABB Treasury USA 0.100%, 07/29/14	1,800	1,799,860
0.150%, 07/31/14	3,600	3,599,550
Queensland Treasury 0.190%, 08/28/14	5,700	5,698,255
Reckitt & Benckiser Treasury Services PLC 0.150%, 07/01/14	500	500,000
0.310%, 09/03/14	1,200	1,199,339
0.340%, 09/08/14	1,000	999,348
0.230%, 09/12/14	1,000	999,534
0.210%, 12/04/14	1,000	999,090
Tesco Treasury 0.250%, 07/14/14	720	719,935
Wells Fargo & Company 0.110%, 08/13/14	1,000	999,868
0.130%, 08/13/14	100	99,984
0.130%, 08/22/14	200	199,962
WGL Holdings, Inc. 0.110%, 07/03/14	3,000	2,999,982
0.120%, 07/07/14	3,000	2,999,940
0.120%, 07/08/14	1,000	999,977
0.150%, 07/29/14	250	249,971

		25,064,595

Electric — 26.0%
Basin Electric Power 0.120%, 08/04/14	5,300	5,299,399
0.120%, 08/25/14	1,800	1,799,670
Dominion Resources, Inc. 0.230%, 07/08/14	380	379,983

	Par (000)	Value†

Electric — (continued)
Electricite de France
0.140%, 08/06/14	$2,900	$2,899,594
0.140%, 08/25/14	3,100	3,099,337
0.180%, 10/03/14	1,100	1,099,483
Florida Power & Light 0.160%, 07/03/14	4,200	4,199,963
GDF Suez S.A. 0.130%, 07/22/14	300	299,977
0.130%, 07/28/14	1,000	999,902
0.140%, 08/04/14	1,195	1,194,842
0.160%, 08/18/14	500	499,893
0.170%, 08/25/14	3,750	3,749,026
0.200%, 10/14/14	500	499,708
IDACORP, Inc. 0.250%, 07/11/14	625	624,957
Oglethorpe Power Corp. 0.120%, 08/15/14	3,500	3,499,475
Southern Co. 0.150%, 07/07/14	1,800	1,799,955
0.170%, 07/09/14	1,400	1,399,947
0.150%, 07/17/14	500	499,967
0.160%, 07/21/14	600	599,947
0.180%, 07/22/14	400	399,958
0.160%, 07/23/14	2,200	2,199,785
0.150%, 07/29/14	300	299,965
Union Electric Co. 0.260%, 07/02/14	719	718,995

		38,063,728

Electric & Gas — 3.1%
Nstar Electric 0.110%, 07/11/14	4,500	4,499,863

Electronics — 4.8%
Honeywell International, Inc. 0.140%, 09/16/14	2,300	2,299,311
0.140%, 09/22/14	2,200	2,199,290
0.120%, 10/21/14	2,500	2,499,067

		6,997,668

Healthcare Services — 4.7%
United Healthcare Corp. 0.150%, 07/01/14	6,500	6,500,000
0.150%, 07/02/14	450	449,998

		6,949,998

Insurance — 3.1%
Metlife 0.110%, 07/25/14	2,500	2,499,817
0.130%, 09/02/14	2,000	1,999,545

		4,499,362

Media — 0.4%
Time Warner Cable 0.260%, 07/25/14	540	539,906

Metal Fabricate/Hardware — 1.4%
Precision Cast 0.100%, 08/04/14	2,100	2,099,802

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Oil & Gas — 1.2%
Conocophillips 0.120%, 08/28/14	$300	$299,942
Enbridge Energy 0.270%, 07/22/14	710	709,888
Nexerg Energy 0.240%, 07/09/14	700	699,963

		1,709,793

Pharmaceuticals — 1.3%
GlaxoSmithKline Finance, Plc. 0.090%, 07/29/14	2,000	1,999,860

TOTAL COMMERCIAL PAPER (Cost $102,479,682)		102,479,682

CORPORATE BONDS — 3.3%
Aerospace & Defense — 0.6%
Boeing Co 0.248%, 11/03/14•	930	930,135

Beverages — 1.6%
Anheuser-Busch Inbev Worldwide Inc 0.587%, 07/14/14•	295	295,039
Anheuser-Busch Inbev Worldwide, Inc. 1.500%, 07/14/14	2,000	2,000,857

		2,295,896

Diversified Financial Services — 0.6%
General Electric Capital Corp 0.493%, 09/15/14•	800	800,462

Healthcare Services — 0.2%
Unitedhealth Group Inc 0.354%, 08/28/14•	305	305,061

Oil & Gas Services — 0.3%
Schlumberger Investment S.A. 0.780%, 09/12/14•@	500	500,565

TOTAL CORPORATE BONDS (Cost $4,832,119)		4,832,119

MUNICIPAL NOTES — 19.6%
City of Minneapolis 0.050%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority 0.060%, 10/01/30•	2,800	2,800,000
0.070%, 04/01/43•	1,145	1,145,000
Iowa Finance Authority 0.070%, 07/01/34•	1,140	1,140,000
0.070%, 01/01/39•	800	800,000
Minnesota Housing Finance Agency 0.070%, 07/01/36•	4,000	4,000,000
Pennsylvania Turnpike Commission 0.080%, 07/15/41•	5,000	5,000,000
South Dakota Housing Development Authority 0.080%, 05/01/39•	5,000	5,000,000

	Par (000)	Value†

State of Texas 0.080%, 12/01/29•	$4,000	$4,000,000
Triborough Bridge & Tunnel Authority 0.170%, 01/01/19•	2,500	2,500,000

Total MUNICIPAL NOTES (Cost $28,675,000)		28,675,000

U.S. TREASURY OBLIGATION — 3.4%
U.S. Treasury Note 0.070%, 01/31/16• (Cost $5,000,402)	5,000	5,000,402

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	4,909	4,909
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	2,540,907	2,540,907
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $2,545,822)		2,545,822

TOTAL INVESTMENTS — 100.0% (Cost $146,345,253)		$146,345,253

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Money Market Fund

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$59,060,052	40.4%	40.4%
8 — 14 days	11,620,521	7.9%	48.3%
15 — 30 days	13,098,804	9.0%	57.2%
31 — 60 days	37,485,891	25.6%	82.9%
61 — 90 days	9,696,367	6.6%	89.5%
91 — 120 days	11,627,164	7.9%	97.4%
121 — 150 days	959,403	0.7%	98.1%
over 150 days	2,797,051	1.9%	100.0%

	$146,345,253	100.0%

Average Weighted Maturity 35 days

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$5,000,402	$—	$5,000,402	$—
CERTIFICATES OF DEPOSIT	2,812,228	—	2,812,228	—
CORPORATE BONDS	4,832,119	—	4,832,119	—
COMMERCIAL PAPER	102,479,682	—	102,479,682	—
SHORT-TERM INVESTMENTS	2,545,822	2,545,822	—	—
MUNICIPAL NOTES	28,675,000	—	28,675,000	—

TOTAL INVESTMENTS	$146,345,253	$2,545,822	$143,799,431	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 15.9%
Ally Master Owner Trust 1.540%, 09/15/19	$1,000	$1,000,398
Americredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	1,000	1,011,865
Cabela’s Master Credit Card Trust 0.682%, 02/18/20 144A @•	3,000	3,022,746
Capital One Multi-Asset Execution Trust 0.960%, 09/16/19	1,050	1,050,130
Carmax Auto Owner Trust 2014-2 0.980%, 01/15/19	2,000	2,001,420
Centerpoint Energy Transition Bond Co. LLC 0.901%, 04/15/18	3,120	3,125,219
Chase Issuance Trust 07-B1, B1 0.402%, 04/15/19•	2,398	2,383,025
Citibank Credit Card Issuance Trust 1.110%, 07/23/18	2,000	2,011,804
Conseco Financial Corp. 7.650%, 04/15/19	15	15,320
CPS Auto Receivables Trust 2014-A 1.210%, 08/15/18 144A @	906	907,161
Discover Card Execution Note Trust 1.040%, 04/15/19	735	737,473
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	893	913,653
Enterprise Fleet Financing LLC 144A 0.910%, 09/20/18 @	1,150	1,148,887
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	13	12,774
Ford Credit Auto Owner Trust 1.970%, 05/15/19	1,800	1,825,843
Ford Credit Floorplan Master Owner Trust A 1.490%, 09/15/19	1,000	1,000,794
GE Capital Credit Card Master Note Trust 0.950%, 06/15/18	2,000	2,007,320
GE Equipment Transportation LLC Series 2013-1 1.540%, 03/24/21	1,000	989,407
Golden Credit Card Trust 1.390%, 07/15/19 144A @	2,000	2,001,460
HLSS Servicer Advance Receivables Backed Notes Series 2013-T6 1.287%, 09/15/44 14A @	2,000	2,001,000
HLSS Servicer Advance Receivables Trust 144A 1.990%, 10/15/45 @	2,450	2,469,600
HLSS Servicer Advance Receivables Trust 2014-T1 144A 1.244%, 01/17/45 144A @	1,000	1,000,800
Hyundai Auto Lease Securitization Trust 2012-A 0.920%, 08/17/15 144A @	853	854,180
Hyundai Auto Lease Securitization Trust 2014-B 1.540%, 12/17/18 144A @	1,100	1,102,335

	Par (000)	Value†

New Residential Advance Receivables Trust Advance Receivables Backed 2014-T1 1.274%, 03/15/45 144A @	$1,000	$1,001,100
Popular ABS Mortgage Pass-Through Trust 2004-4 4.628%, 09/25/34•	12	12,466
SACO I, Inc. 1.052%, 06/25/35 144A @•	273	261,160
Volvo Financial Equipment LLC Series 2013-1 1.620%, 08/17/20 144A @	1,000	1,002,825
World Financial Network Credit Card Master Trust 1.760%, 05/17/21	1,782	1,800,372

TOTAL ASSET BACKED SECURITIES (Cost $38,626,205)		38,672,537

COMMERCIAL MORTGAGE BACKED SECURITIES — 13.0%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY 1.652%, 09/15/26 144A @•	1,000	1,003,431
Boca Hotel Portfolio Trust 2013-BOCA 1.902%, 08/15/26 144A @	1,000	1,002,089
CSMC Trust 2014-SURF 1.010%, 02/15/29 144A @•	1,000	1,000,942
EMAC Owner Trust 2000-1 6.552%, 01/15/27 144A	338	245,685
Fannie Mae - Aces Series 2014-M2 Class ASV1 1.916%, 06/25/21	9,647	9,755,852
Fannie Mae Connecticut Avenue Securities 2.152%, 10/25/23•	913	937,648
FHLMC Multifamily Structured Pass-Through K501-A1 1.337%, 06/25/16	1,562	1,575,163
Freddie Mac Structured Agency Credit Risk Debt Notes 1.152%, 02/25/24•	972	975,342
FREMF Mortgage Trust Series 2013-KF02 Class C 2.821%, 12/25/45 144A	1,810	1,907,938
GS Mortgage Securities Corp. II 1.601%, 11/08/29 144A @•	1,000	1,007,517
Hilton USA Trust 2013-HLF 2.901%, 11/05/30 144A @•	1,000	1,004,401
JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 1.302%, 04/15/30 144A @•	1,500	1,497,846
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class A 1.102%, 12/15/28 144A @•	1,000	1,000,191
Morgan Stanley Capital I Trust 2005-Top19 4.890%, 06/12/47	4,987	5,140,725
Morgan Stanley Capital I Trust 2006-Iq12 5.332%, 12/15/43	3,283	3,536,428

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $31,543,204)		31,591,198

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — 48.5%
Aerospace & Defense — 0.9%
BAE Systems PLC 3.500%, 10/11/16 144A @	$1,000	$1,040,795
Lockheed Martin Corp. 2.125%, 09/15/16	1,000	1,029,437

		2,070,232

Agriculture — 0.4%
Altria Group, Inc. 4.125%, 09/11/15	1,000	1,040,511

Airlines — 2.5%
American Airlines 2013-2 Class C Pass-ThroughTrust 6.000%, 01/15/17 144A @	1,000	1,057,500
Continental Airlines 2009-1 Pass-Through Trust 9.000%, 07/08/16	1,007	1,138,441
Delta Air Lines 2010-2 Class B Pass-Through Trust 6.750%, 11/23/15	2,700	2,889,000
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	901	1,032,175

		6,117,116

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc. 2.600%, 12/01/16	1,105	1,145,059

Banks — 4.7%
Bank of America Corp. 3.750%, 07/12/16	1,000	1,051,959
Citigroup, Inc. 3.953%, 06/15/16	2,000	2,110,152
JPMorgan Chase & Co. 3.150%, 07/05/16	2,000	2,084,698
Royal Bank of Canada 1.450%, 09/09/16	1,000	1,013,087
The Toronto-Dominion Bank 1.625%, 09/14/16 144A @	2,000	2,036,800
Wells Fargo & Co. 2.625%, 12/15/16	2,000	2,078,824
Westpac Banking Corp. 3.585%, 08/14/14 144A @	1,000	1,003,863

		11,379,383

Beverages — 2.7%
Anheuser-Busch InBev Worldwide, Inc. 0.800%, 07/15/15	1,000	1,004,500
Brown-Forman Corp. 2.500%, 01/15/16	1,400	1,439,644
Coca-Cola Enterprises, Inc. 2.125%, 09/15/15	1,000	1,018,313
Constellation Brands, Inc. 7.250%, 05/15/17	1,000	1,146,250
Diageo Capital PLC 1.500%, 05/11/17	1,000	1,011,448
SABMiller Holdings, Inc. 1.850%, 01/15/15 144A @	1,000	1,007,033

		6,627,188

	Par (000)	Value†

Biotechnology — 0.9%
Amgen, Inc. 2.500%, 11/15/16	$1,000	$1,035,762
Celgene Corp. 2.450%, 10/15/15	1,000	1,019,712

		2,055,474

Chemicals — 0.5%
Ecolab, Inc. 1.000%, 08/09/15	1,200	1,205,869

Diversified Financial Services — 6.1%
AerCap Aviation Solutions BV 6.375%, 05/30/17	1,000	1,102,500
American Honda Finance Corp. 1.125%, 10/07/16	1,000	1,005,880
Caisse Centrale Desjardins 2.550%, 03/24/16 144A @	3,000	3,100,830
Ford Motor Credit Co. LLC 8.000%, 12/15/16	2,000	2,323,260
General Electric Capital Corp. 1.000%, 12/11/15	1,000	1,007,686
2.300%, 04/27/17	1,000	1,032,858
Icahn Enterprises LP 3.500%, 03/15/17	1,000	1,011,250
John Deere Capital Corp. 1.050%, 10/11/16	1,000	1,004,846
USAA Capital Corp. 2.250%, 12/13/16 144A @	1,000	1,030,773
Vesey Street Investment Trust I 4.404%, 09/01/16	2,000	2,133,758

		14,753,641

Electric — 2.1%
Duke Energy Corp. 2.150%, 11/15/16	1,000	1,028,654
Israel Electric Corp. Ltd. 6.700%, 02/10/17 144A @	1,000	1,091,556
LG&E and KU Energy LLC 2.125%, 11/15/15	1,000	1,013,554
NextEra Energy Capital Holdings, Inc. 1.339%, 09/01/15	1,000	1,007,340
PECO Energy Co. 1.200%, 10/15/16	1,000	1,008,713

		5,149,817

Electronics — 0.4%
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	1,000	1,001,474

Energy-Alternate Sources — 0.4%
BP Capital Markets PLC 1.700%, 12/05/14	1,000	1,005,821

Environmental Control — 0.4%
Waste Management, Inc. 2.600%, 09/01/16	1,000	1,034,623

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — 2.8%
ConAgra Foods, Inc. 1.300%, 01/25/16	$1,000	$1,008,309
Mondelez International, Inc. 4.125%, 02/09/16	1,000	1,051,572
The Kroger Co. 1.200%, 10/17/16	2,000	2,006,568
Tyson Foods, Inc. 6.600%, 04/01/16	2,000	2,190,736
WM Wrigley Jr. Co. 1.400%, 10/21/16 144A @	500	503,463

		6,760,648

Gas — 1.3%
Florida Gas Transmission Co., LLC 4.000%, 07/15/15 144A @	1,000	1,029,115
Questar Corp. 2.750%, 02/01/16	1,000	1,027,778
Sabine Pass LNG LP 7.500%, 11/30/16	1,000	1,105,000

		3,161,893

Healthcare Products — 2.3%
Baxter International, Inc. 0.950%, 06/01/16	1,000	1,004,279
Boston Scientific Corp. 6.400%, 06/15/16	2,000	2,205,472
CareFusion Corp. 1.450%, 05/15/17	1,000	999,253
Covidien International Finance S.A. 1.350%, 05/29/15	1,317	1,327,690

		5,536,694

Healthcare Services — 1.3%
Fresenius Medical Care US Finance, Inc. 6.875%, 07/15/17	1,000	1,132,500
Quest Diagnostics, Inc. 5.450%, 11/01/15	1,000	1,059,421
WellPoint, Inc. 1.250%, 09/10/15	1,000	1,007,634

		3,199,555

Insurance — 0.8%
Metropolitan Life Global Funding I 2.000%, 01/09/15 144A @	1,000	1,008,118
Principal Life Global Funding II 1.000%, 12/11/15 144A @	1,000	1,005,317

		2,013,435

Machinery — Diversified — 1.3%
CNH Capital LLC 3.875%, 11/01/15	2,000	2,040,000
Xylem, Inc. 3.550%, 09/20/16	1,165	1,227,337

		3,267,337

	Par (000)	Value†

Media — 1.7%
NBCUniversal Media LLC 3.650%, 04/30/15	$1,000	$1,027,140
Thomson Reuters Corp. 0.875%, 05/23/16	1,000	999,592
1.300%, 02/23/17	1,000	1,001,249
Time Warner, Inc. 5.875%, 11/15/16	1,000	1,113,498

		4,141,479

Mining — 0.4%
Rio Tinto Finance USA PLC 0.781%, 06/19/15•	1,000	1,003,143

Oil & Gas — 1.7%
BG Energy Capital PLC 2.500%, 12/09/15 144A @	1,000	1,022,653
Chesapeake Energy Corp. 6.500%, 08/15/17	1,000	1,120,000
Ensco PLC 3.250%, 03/15/16	1,000	1,040,749
Statoil ASA 3.125%, 08/17/17	1,000	1,058,385

		4,241,787

Oil & Gas Services — 0.9%
Cameron International Corp. 1.150%, 12/15/16	1,000	1,000,134
Schlumberger Investment SA 1.950%, 09/14/16 144A @	1,035	1,059,199

		2,059,333

Pharmaceuticals — 3.2%
AbbVie, Inc. 1.200%, 11/06/15	2,000	2,013,504
Express Scripts Holding Co. 3.125%, 05/15/16	1,000	1,041,825
Mckesson Corp. 0.950%, 12/04/15	500	502,017
1.292%, 03/10/17	1,000	1,002,643
Merck & Co., Inc. 0.700%, 05/18/16	1,000	1,002,948
Mylan, Inc. 1.800%, 06/24/16	1,260	1,277,843
Perrigo Co., PLC 1.300%, 11/08/16 144A @	1,000	998,511

		7,839,291

Pipelines — 1.3%
Enbridge, Inc. 4.900%, 03/01/15	1,000	1,028,287
Kinder Morgan Energy Partners LP 3.500%, 03/01/16	1,000	1,041,236
Spectra Energy Partners LP 2.950%, 06/15/16	1,000	1,037,527

		3,107,050

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — 1.8%
Costco Wholesale Corp. 5.500%, 03/15/17	$1,000	$1,120,089
CVS Caremark Corp. 1.200%, 12/05/16	1,000	1,006,112
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	1,910	2,128,538

		4,254,739

Semiconductors — 0.8%
Micron Semiconductor Asia Pte Ltd. 1.258%, 01/15/19	1,000	999,860
Samsung Electronics America, Inc. 1.750%, 04/10/17 144A @	1,000	1,004,676

		2,004,536

Telecommunications — 2.7%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	1,000	1,028,230
AT&T, Inc. 0.900%, 02/12/16	1,000	1,002,646
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,013,775
Crown Castle Towers LLC 3.214%, 08/15/15 144A @	540	548,610
Deutsche Telekom International Finance B.V. 3.125%, 04/11/16 144A @	1,000	1,038,644
Verizon Communications, Inc. 2.500%, 09/15/16	1,000	1,030,743
1.350%, 06/09/17	1,000	999,666

		6,662,314

Transportation — 0.9%
Burlington Northern Santa Fe LLC 5.650%, 05/01/17	1,000	1,122,701
Canadian National Railway Co. 1.450%, 12/15/16	1,000	1,013,692

		2,136,393

Trucking and Leasing — 0.8%
GATX Corp. 1.250%, 03/04/17	1,000	996,559
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,055,133

		2,051,692

TOTAL CORPORATE BONDS (Cost $117,563,259)		118,027,527

COMMERCIAL PAPER — 0.4%
Diversified Financial Services — 0.4%
Ford Motor Credit 0.301%, 07/01/14 (Cost $1,000,000)	1,000	1,000,000

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 1.2%
Collateralized Mortgage Obligations — 0.7%
Fannie Mae REMICS 0.552%, 11/25/39•	$1,596	$1,597,725

Fannie Mae Pool — 0.5%
4.000%, 06/01/20	244	259,206
2.577%, 12/01/33•	563	605,506
2.273%, 04/01/34•	151	160,637
2.440%, 07/01/36•	164	174,133

		1,199,482

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $2,735,146)		2,797,207

U.S. TREASURY OBLIGATIONS — 19.5%
U.S. Treasury Note
2.000%, 04/30/16	19,000	19,559,607
0.500%, 06/15/16	18,000	18,022,500
0.875%, 05/15/17	9,800	9,813,014

TOTAL U.S. TREASURY OBLIGATIONS (Cost $47,386,547)		47,395,121

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	3,720,510	3,720,510
Federated Prime Obligations Fund - Class I	407	407
Fidelity Institutional Prime Money Market Portfolio	1,020	1,020
Fidelity Institutional Prime Money Market Portfolio - Class I	198	198
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $3,722,218)		3,722,218

TOTAL INVESTMENTS — 100.0% (Cost $242,576,579)		$243,205,808

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Limited Maturity Bond Fund

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 06/30/2014††
United States	88%
Canada	5
United Kingdom	3
Luxembourg	1
Netherlands	1
Other	2

Total	100%

††	% of total investments as of June 30, 2014

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$47,395,121	$—	$47,395,121	$—
ASSET BACKED SECURITIES	39,810,978	—	39,810,978	—
COMMERCIAL MORTGAGE BACKED SECURITIES	31,591,198	—	31,591,198	—
CORPORATE BONDS	116,889,086	—	116,889,086	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	2,797,207	—	2,797,207	—
COMMERCIAL PAPER	1,000,000	—	1,000,000	—
SHORT-TERM INVESTMENTS	3,722,218	3,722,218	—	—

TOTAL INVESTMENTS	$243,205,808	$3,722,218	$239,483,590	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2014 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 1.3%
Federal National Mortgage Association — 1.3%
5.000%, 04/15/15 (Cost $6,793,787)	$6,750	$7,007,121

ASSET BACKED SECURITIES — 16.3%
American Express Credit Account Master Trust 0.770%, 05/15/18	2,727	2,729,574
Carmax Auto Owner Trust 2014-2 0.980%, 01/15/19	6,000	6,004,260
Centerpoint Energy Transition Bond Co. LLC 0.901%, 04/15/18	12,480	12,500,875
Chase Issuance Trust 0.590%, 08/15/17	20,000	20,029,880
Conseco Financial Corp. 7.240%, 11/15/28•	445	254,599
Enterprise Fleet Financing LLC 0.910%, 09/20/18 144A @	4,600	4,595,547
Ford Credit Floorplan Master Owner Trust A 0.850%, 01/15/18	17,000	17,056,661
GE Capital Credit Card Master Note Trust 0.950%, 06/15/18	5,000	5,018,300
HLSS Servicer Advance Receivables Trust 1.990%, 10/15/45 144A @	10,000	10,080,000
HLSS Servicer Advance Receivables Trust 2014-T1 1.244%, 01/17/45 144A @	1,000	1,000,800
Hyundai Auto Lease Securitization Trust 2012-A 0.920%, 08/17/15 144A @	2,276	2,277,813
SACO I, Inc. 1.052%, 06/25/35 144A @•	818	783,481
SLM Student Loan Trust 2008-5 1.929%, 07/25/23•	3,000	3,146,394

TOTAL ASSET BACKED SECURITIES (Cost $85,721,352)		85,478,184

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.7%
Boca Hotel Portfolio Trust 2013-BOCA 1.302%, 08/15/26 144A @•	777	778,081
1.902%, 08/15/26 144A @•	1,000	1,002,089
CFCRE Commercial Mortgage Trust 4.961%, 04/15/44 144A @•	1,000	1,124,503
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,631,913
EMAC Owner Trust 2000-1 6.552%, 01/15/27 144A @•	675	491,369
FHLMC Multifamily Structured Pass Through Trust Series K032 3.310%, 05/25/23	10,000	10,413,540
FREMF Mortgage Trust Series 2013-K28 Class C 3.614%, 03/25/23 144A @	1,000	966,670

	Par (000)	Value†

FREMF Mortgage Trust Series 2013-K35 Class C 3.947%, 12/15/45 144A @	$1,000	$995,925
FREMF Mortgage Trust Series 2013-KF02 Class C 2.821%, 12/25/45 144A @	1,810	1,907,938
Hilton USA Trust 2013-HLT 4.407%, 11/05/30 144A @	1,000	1,035,505
JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 1.652%, 12/15/28 144A @•	1,900	1,908,288
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 01/15/49	1,422	1,553,133
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FBLU Class A 1.102%, 12/15/28 144A @•	1,000	1,000,191

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $23,505,069)		24,809,145

CORPORATE BONDS — 19.1%
Agriculture — 0.2%
Japan Tobacco, Inc. 2.100%, 07/23/18 144A @	1,000	1,008,743

Airlines — 1.8%
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 07/15/25 144A @	973	991,151
American Airlines 2013-2 Class B Pass Through Trust 5.600%, 07/15/20	1,121	1,176,641
Continental Airlines 2009-1 Pass-Through Trust 9.000%, 07/08/16	387	437,862
Continental Airlines 2012-2 Class A Pass Through Trust 4.000%, 10/29/24	972	991,071
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 08/10/22	976	1,151,569
Northwest Airlines 2007-1 Class A Pass Through Trust 7.027%, 11/01/19	1,425	1,638,267
UAL 2009-1 Pass Through Trust 10.400%, 11/01/16	990	1,126,206
US Airways 2012-1 Class A Pass Through Trust 5.900%, 10/01/24	1,854	2,090,608

		9,603,375

Auto Manufacturers — 0.2%
General Motors Co. 6.250%, 10/02/43 144A @	1,000	1,147,500

Banks — 1.4%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,133,537

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — (continued)
Bank of Montreal 2.850%, 06/09/15 144A @	$1,000	$1,023,670
JPMorgan Chase & Co. 6.000%, 01/15/18	1,700	1,946,702
Royal Bank of Canada 1.450%, 09/09/16	1,000	1,013,087
The Bank of New York Mellon Corp. 2.100%, 08/01/18	1,000	1,014,253
The Goldman Sachs Group, Inc. 5.250%, 07/27/21	1,000	1,122,933

		7,254,182

Beverages — 0.2%
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,041,058

Biotechnology — 0.6%
Amgen, Inc. 4.950%, 10/01/41	1,000	1,052,421
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,177,197
Genentech, Inc. 5.250%, 07/15/35	1,000	1,153,365

		3,382,983

Commercial Services — 0.2%
Erac USA Finance LLC 2.350%, 10/15/19 144A @~	1,000	998,530

Computers — 0.2%
Hewlett-Packard Co. 2.600%, 09/15/17	1,000	1,033,547

Diversified Financial Services — 2.3%
Altitude Investments 12 LLC 2.454%, 12/09/25	2,465	2,443,979
Caisse Centrale Desjardins du Quebec 2.550%, 03/24/16 144A @	2,000	2,067,220
General Electric Capital Corp. 5.875%, 01/14/38	1,000	1,213,205
Safina Ltd. 2.000%, 12/30/23	4,213	4,153,371
Toyota Motor Credit Corp. 3.400%, 09/15/21	1,000	1,043,099
USAA Capital Corp. 2.250%, 12/13/16 144A @	1,000	1,030,773

		11,951,647

Electric — 0.8%
Commonwealth Edison Co. 6.150%, 09/15/17	500	574,543
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,141,043
International Transmission Co. 4.625%, 08/15/43 144A @	1,000	1,078,079
Wisconsin Public Service Corp. 4.752%, 11/01/44	1,100	1,217,711

		4,011,376

	Par (000)	Value†

Food — 1.0%
ConAgra Foods,Inc. 1.900%, 01/25/18	$1,000	$1,002,411
The Hillshire Brands Co. 2.750%, 09/15/15	1,000	1,018,270
Unilever Capital Corp. 0.850%, 08/02/17	2,000	1,984,198
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	1,015,709

		5,020,588

Gas — 0.7%
Centrica PLC 5.375%, 10/16/43 144A @	1,000	1,052,541
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	1,031,374
Sabine Pass LNG LP 7.500%, 11/30/16	1,380	1,524,900

		3,608,815

Healthcare Products — 2.0%
CareFusion Corp. 3.300%, 03/01/23	1,103	1,064,483
CareFusion Corp. 4.875%, 05/15/44	2,000	2,020,342
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,143,910
3.200%, 06/15/22	1,000	1,005,863
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,021,897
Medtronic, Inc. 4.000%, 04/01/43	1,000	952,348
St Jude Medical, Inc. 4.750%, 04/15/43	1,000	1,026,785
Stryker Corp. 2.000%, 09/30/16	1,000	1,025,746
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,106,389

		10,367,763

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,063,042

Media — 0.7%
Belo Corp. 7.750%, 06/01/27	1,000	1,100,000
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,377,225
Viacom, Inc. 5.850%, 09/01/43	1,000	1,148,828

		3,626,053

Mining — 1.0%
Barrick Gold Corp. 5.250%, 04/01/42	2,000	1,957,016
BHP Billiton Finance (USA) Ltd. 5.000%, 09/30/43	1,000	1,105,185

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — (continued)
Corp Nacional del Cobre de Chile 3.000%, 07/17/22 144A @	$1,000	$968,485
Goldcorp, Inc. 3.625%, 06/09/21	1,000	1,011,382

		5,042,068

Miscellaneous Manufacturing — 0.2%
Siemens Financieringsmaatschappij NV 6.125%, 08/17/26 144A @	1,000	1,242,790

Oil & Gas — 1.5%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,061,102
BP Capital Markets PLC 4.500%, 10/01/20	1,000	1,106,461
Petrobras International Finance Co. 6.750%, 01/27/41	500	515,000
Petroleos Mexicanos 1.950%, 12/20/22 W.I.	1,700	1,687,306
2.000%, 12/20/22	2,550	2,536,365
Shell International Finance BV 4.550%, 08/12/43	1,000	1,053,289

		7,959,523

Oil & Gas Services — 0.2%
Schlumberger Oilfield PLC 4.200%, 01/15/21 144A @	1,000	1,094,553

Pharmaceuticals — 1.4%
AbbVie, Inc. 1.200%, 11/06/15	1,000	1,006,752
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,174,622
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,021,277
4.400%, 05/06/44	1,000	1,040,807
Perrigo Co. PLC 4.000%, 11/15/23 144A @	1,000	1,016,366
Takeda Pharmaceutical Co., Ltd. 1.625%, 03/17/17 144A @	2,000	2,022,936

		7,282,760

Pipelines — 0.2%
DCP Midstream LLC 6.750%, 09/15/37 144A @	1,000	1,192,231

Retail — 0.6%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	1,199,027
Wal-Mart Stores, Inc. 3.250%, 10/25/20	1,000	1,050,122
4.300%, 04/22/44	1,000	1,010,006

		3,259,155

Software — 0.2%
Microsoft Corp. 3.625%, 12/15/23	1,000	1,045,347

	Par (000)	Value†

Telecommunications — 0.8%
AT&T, Inc. 3.875%, 08/15/21	$1,000	$1,063,854
5.350%, 09/01/40	1,000	1,087,720
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,013,775
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,103,034

		4,268,383

Transportation — 0.3%
Federal Express Corp 1999 Pass Through Trust 7.650%, 01/15/22	1,153	1,408,957

Trucking and Leasing — 0.2%
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,055,133

TOTAL CORPORATE BONDS (Cost $95,099,736)		99,970,102

MUNICIPAL NOTE — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,790)	2,000	2,049,800

MUNICIPAL BONDS — 1.7%
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,149,930
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,166,970
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,309,420
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,801,060
South Carolina State Public Service Authority 5.784%, 12/01/41	2,000	2,322,220

Total MUNICIPAL BONDS (Cost $7,002,264)		8,749,600

RESIDENTIAL MORTGAGE BACKED SECURITIES — 21.9%
Collateralized Mortgage Obligations — 2.1%
Fannie Mae REMICS 0.552%, 11/25/39•	1,596	1,597,726
Fannie Mae REMICS 4.000%, 11/25/40	5,986	6,225,766
Freddie Mac REMICS 0.491%, 05/15/37•	3,052	3,049,877

		10,873,369

Fannie Mae Pool — 15.7%
5.000%, 07/01/23	784	843,142
2.273%, 04/01/34•	453	481,910
2.440%, 07/01/36•	546	580,443

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Fannie Mae Pool — (continued)
2.383%, 08/01/36•	$489	$520,656
2.856%, 05/01/37•	495	500,242
3.500%, 03/01/41	1,632	1,682,901
3.000%, 11/01/42	29,758	29,446,760
2.500%, 01/01/43	3,586	3,403,490
2.500%, 02/01/43	10,419	9,889,275
3.000%, 03/01/43	21,431	21,174,878
2.500%, 05/01/43	12,535	11,897,854
3.500%, 09/01/43	2,186	2,253,853

		82,675,404

Freddie Mac Gold Pool — 2.6%
3.000%, 01/01/26	4,654	4,829,987
3.500%, 12/01/40	4,627	4,762,686
3.500%, 01/01/41	3,045	3,133,881
3.500%, 02/01/41	865	889,777

		13,616,331

Ginnie Mae Pool — 1.5%
6.000%, 10/15/38	578	650,024
6.000%, 10/15/38	423	475,181
3.500%, 10/20/41	6,388	6,667,091
9.000%, 10/15/30	8	7,772

		7,800,068

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $113,228,102)		114,965,172

U.S. TREASURY OBLIGATIONS — 30.0%
U.S. Treasury Bond 2.750%, 08/15/42	5,000	4,471,875
3.125%, 02/15/43	3,685	3,547,387
3.625%, 08/15/43	3,450	3,644,063
3.750%, 11/15/43	10,668	11,523,104
3.625%, 02/15/44	1,800	1,899,844
U.S. Treasury Inflation Indexed Bond 0.625%, 01/15/24	15,000	15,791,207
U.S. Treasury Note 0.375%, 03/31/16	10,000	10,001,950
0.375%, 04/30/16	51,000	50,984,088
0.625%, 08/15/16	1,150	1,152,785
0.625%, 12/15/16	33,300	33,281,785
0.875%, 12/31/16	3,750	3,769,628
0.875%, 04/15/17	2,550	2,556,176
0.625%, 08/31/17	12,000	11,868,744
2.500%, 05/15/24	2,500	2,496,485

TOTAL U.S. TREASURY OBLIGATIONS (Cost $155,843,603)		156,989,121

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	24,263,934	24,263,934
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447

	Number of Shares	Value†

Federated Prime Obligations Fund - Class I	313	$313
Fidelity Institutional Prime Money Market Portfolio	714	714
Fidelity Institutional Prime Money Market Portfolio - Class I	272	272
Wells Fargo Advantage Government Money Market Fund - Institutional Class	52	52
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $24,265,734)		24,265,734

TOTAL INVESTMENTS — 100.0% (Cost $513,471,470)		$524,283,979

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2014 is $998,530.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 06/30/2014††
United States	94%
Canada	1
Japan	1
Luxembourg	1
Mexico	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of June 30, 2014

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Quality Bond Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$156,989,121	$—	$156,989,121	$—
AGENCY OBLIGATION	7,007,121	—	7,007,121	—
ASSET BACKED SECURITIES	85,478,184	—	85,478,184	—
COMMERCIAL MORTGAGE BACKED SECURITIES	24,809,145	—	24,809,145	—
CORPORATE BONDS	99,970,102	—	99,970,102	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	114,965,172	—	114,965,172	—
MUNICIPAL NOTES	2,049,800	—	2,049,800	—
MUNICIPAL BONDS	8,749,600	—	8,749,600	—
SHORT-TERM INVESTMENTS	24,265,734	24,265,734	—	—

TOTAL INVESTMENTS	$524,283,979	$24,265,734	$500,018,245	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 11/10/19	$40	$46,840
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17 144A ^	28	30,993
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	325	347,750

TOTAL ASSET BACKED SECURITIES (Cost $392,583)		425,583

	Number of Shares	Value†
COMMON STOCKS — 1.0%
Auto Manufacturers — 0.2%
General Motors Co.	9,300	337,590

Building Materials — 0.1%
Masonite International Corp.*	4,900	275,674

Entertainment — 0.0%
New Cotai Participation Class B*144A @^~	1	27,313

Media — 0.3%
Liberty Global PLC, Class A*	4,100	181,302
Liberty Global PLC, Series C*	2,300	97,313
Time Warner Cable, Inc.	1,400	206,220

		484,835

Oil & Gas — 0.1%
Parsley Energy, Inc., Class A*	5,200	125,164
Range Resources Corp.	1,845	160,423

		285,587

Real Estate — 0.1%
The Howard Hughes Corp.*	1,600	252,528

Telecommunications — 0.2%
Altice S.A.*	2,697	187,900
Crown Castle International Corp.*	1,750	129,955

		317,855

TOTAL COMMON STOCKS (Cost $1,643,960)		1,981,382

PREFERRED STOCKS — 0.6%
Banks — 0.3%
Ally Financial, Inc.144A @	500	501,265

Diversified Financial Services — 0.1%
Federal National Mortgage Association*	23,300	241,155

Oil & Gas — 0.1%
Penn Virginia Corp.*144A @	1,300	151,454

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^~	725	0

	Number of Shares	Value†

Telecommunications — 0.1%
Crown Castle International Corp.*	2,450	$249,704

TOTAL PREFERRED STOCKS (Cost $969,692)		1,143,578

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp.	$1,375	123,722
American Tower Corp.*	1,207	128,425

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $193,806)		252,147

CORPORATE BONDS — 89.0%
Advertising — 0.4%
CBS Outdoor Americas Capital LLC 5.625%, 02/15/24 144A @	225	232,313
MDC Partners, Inc. 6.750%, 04/01/20 144A @	525	553,875

		786,188

Aerospace & Defense — 0.5%
Accudyne Industries LLC 7.750%, 12/15/20 144A @	225	240,750
Ducommun, Inc. 9.750%, 07/15/18	300	333,843
Kratos Defense & Security Solutions, Inc. 7.000%, 05/15/19 144A @	250	260,000
TransDigm, Inc. 6.500%, 07/15/24 144A @	200	208,250

		1,042,843

Airlines — 1.4%
Air Canada 7.750%, 04/15/21 144A @	175	185,937
Allegiant Travel Co. 5.500%, 07/15/19	175	177,844
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 07/15/25 144A @	68	69,381
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	73	75,351
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @^	200	212,000
United Continental Holdings, Inc. 6.375%, 06/01/18	325	351,000
6.000%, 12/01/20	375	391,875
6.000%, 07/15/26	325	316,875
6.000%, 07/15/28	100	96,250
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	72	75,995

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
US Airways 2012-2 Class B, Pass Through Trust 6.750%, 06/03/21	$34	$36,769
US Airways Group, Inc. 6.125%, 06/01/18	725	765,781

		2,755,058

Apparel — 0.9%
Boardriders S.A. 8.875%, 12/15/17 144A @	125	178,009
Hanesbrands, Inc. 6.375%, 12/15/20	250	270,313
Levi Strauss & Co. 6.875%, 05/01/22	200	220,500
QS Wholesale, Inc. 7.875%, 08/01/18 144A @	125	126,875
10.000%, 08/01/20	325	326,625
The William Carter Co. 5.250%, 08/15/21 144A @	500	521,250
Wolverine World Wide, Inc. 6.125%, 10/15/20	100	107,750

		1,751,322

Auto Manufacturers — 1.9%
Chrysler Group LLC 8.000%, 06/15/19	300	325,875
8.250%, 06/15/21	1,725	1,949,250
CNH Finance Europe S.A. 6.250%, 03/09/18	275	428,968
General Motors Co. 6.250%, 10/02/43 144A @	250	286,875
Jaguar Land Rover Automotive PLC 5.625%, 02/01/23 144A @	600	637,500
Navistar International Corp. 8.250%, 11/01/21	175	182,656

		3,811,124

Auto Parts & Equipment — 1.7%
Affinia Group, Inc. 7.750%, 05/01/21	75	78,938
Allison Transmission, Inc. 7.125%, 05/15/19 144A @	350	374,500
American Axle & Manufacturing, Inc. 5.125%, 02/15/19	100	105,000
6.250%, 03/15/21	200	215,000
6.625%, 10/15/22	175	191,625
Dana Holding Corp. 5.375%, 09/15/21	375	391,875
Gestamp Funding Luxembourg S.A. 5.625%, 05/31/20 144A @	300	312,750
Pittsburgh Glass Works LLC 8.000%, 11/15/18 144A @	175	190,312
Schaeffler Finance BV 4.750%, 05/15/21 144A @	400	412,000

	Par (000)	Value†

Auto Parts & Equipment — (continued)
Schaeffler Holding Finance BV PIK (Cash Coupon 6.875%, PIK 7.625%) 08/15/18 144A @	$250	$263,437
The Goodyear Tire & Rubber Co. 8.250%, 08/15/20	250	274,375
8.750%, 08/15/20	100	118,500
6.500%, 03/01/21	300	325,500

		3,253,812

Banks — 2.1%
Ally Financial, Inc. 7.500%, 09/15/20	325	391,625
8.000%, 11/01/31	225	287,437
CIT Group, Inc. 4.250%, 08/15/17	350	365,094
6.625%, 04/01/18 144A @	500	561,250
5.375%, 05/15/20	300	322,031
5.000%, 08/15/22	225	232,875
Provident Funding Associates LP 10.125%, 02/15/19 144A @	100	108,500
6.750%, 06/15/21 144A @	300	303,750
Sberbank of Russia Via SB Capital S.A. 5.125%, 10/29/22 144A @	300	284,250
5.500%, 02/26/24 144A @	200	194,500
Synovus Financial Corp. 5.125%, 06/15/17	600	625,500
7.875%, 02/15/19	300	343,500

		4,020,312

Beverages — 0.4%
Constellation Brands, Inc. 6.000%, 05/01/22	300	336,750
Cott Beverages, Inc. 5.375%, 07/01/22 144A @	375	375,938

		712,688

Building Materials — 3.0%
Ainsworth Lumber Co. Ltd. 7.500%, 12/15/17 144A @	92	96,945
Associated Materials LLC 9.125%, 11/01/17	675	700,312
Builders FirstSource, Inc. 7.625%, 06/01/21 144A @	250	267,500
Building Materials Corp. of America 6.750%, 05/01/21 144A @	250	269,375
Cemex Finance LLC 9.375%, 10/12/22 144A @	295	346,994
Cemex S.A.B. de CV 7.250%, 01/15/21 144A @	575	632,500
Euramax International, Inc. 9.500%, 04/01/16	325	323,375
Interline Brands, Inc. PIK 10.000%, 11/15/18	125	133,750
Masonite International Corp. 8.250%, 04/15/21 144A @	100	109,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Building Materials — (continued)
Nortek, Inc. 10.000%, 12/01/18	$300	$323,250
8.500%, 04/15/21	350	386,750
Pfleiderer Gmbh 7.875%, 08/01/19 144A @	100	136,218
Reliance Intermediate Holdings LP 9.500%, 12/15/19 144A @	225	243,000
Summit Materials LLC 10.500%, 01/31/20	375	420,938
USG Corp. 9.750%, 01/15/18	450	538,875
5.875%, 11/01/21 144A @	100	106,000
Vulcan Materials Co. 7.500%, 06/15/21	300	355,125
Wienerberger AG 6.500%, 12/29/49•	325	462,779

		5,852,686

Chemicals — 1.8%
Axalta Coating Systems US Holdings, Inc. 5.750%, 02/01/21 144A @	100	146,518
7.375%, 05/01/21 144A @	150	163,500
Celanese U.S. Holdings LLC 4.625%, 11/15/22	450	452,250
Ciech Group Financing AB 9.500%, 11/30/19 144A @	250	390,250
Hexion US Finance Corp. 8.875%, 02/01/18	600	624,000
6.625%, 04/15/20	275	291,500
INEOS Group Holdings S.A. 6.125%, 08/15/18 144A @	200	207,000
Kerling PLC 10.625%, 02/01/17 144A @	200	290,404
PolyOne Corp. 5.250%, 03/15/23	250	256,875
PQ Corp. 8.750%, 05/01/18 144A @	475	515,969
Rayonier AM Products, Inc. 5.500%, 06/01/24 144A @	250	254,375

		3,592,641

Coal — 0.9%
Alpha Natural Resources, Inc. 7.500%, 08/01/20 144A @	325	314,438
CONSOL Energy, Inc 5.875%, 04/15/22 144A @	375	392,813
Foresight Energy LLC 7.875%, 08/15/21 144A @	275	294,250
Murray Energy Corp. 8.625%, 06/15/21 144A @	375	405,937
Suncoke Energy Partners LP 7.375%, 02/01/20 144A @	150	160,125
Westmoreland Coal Co. 10.750%, 02/01/18 144A @	175	187,906

		1,755,469

	Par (000)	Value†

Commercial Services — 2.6%
Alliance Data Systems Corp. 6.375%, 04/01/20 144A @	$275	$292,875
American Capital Ltd. 6.500%, 09/15/18 144A @	325	346,125
Ashtead Capital, Inc. 6.500%, 07/15/22 144A @	125	136,563
Ceridian Corp. 8.875%, 07/15/19 144A @	125	141,250
CoreLogic, Inc. 7.250%, 06/01/21	350	378,437
Europcar Groupe S.A. 11.500%, 05/15/17 144A @	225	353,892
FTI Consulting, Inc. 6.750%, 10/01/20	75	80,063
6.000%, 11/15/22	325	334,344
H&E Equipment Services, Inc. 7.000%, 09/01/22	150	165,750
Harland Clarke Holdings Corp. 6.875%, 03/01/20 144A @	125	132,500
Igloo Holdings Corp. PIK (Cash Coupon 8.25%, PIK 9.000%) 12/15/17 144A @	175	178,500
Jaguar Holding Co. I PIK (Cash Coupon 9.375%, PIK 10.125%) 10/15/17 144A @	100	103,500
Jaguar Holding Co. II 9.500%, 12/01/19 144A @	350	382,375
Laureate Education, Inc. 9.250%, 09/01/19 144A @	625	643,750
Lender Processing Services, Inc. 5.750%, 04/15/23	200	214,500
Safway Group Holding LLC 7.000%, 05/15/18 144A @	250	265,000
TransUnion Holding Co, Inc. PIK (Cash Coupon 8.125%, PIK 8.875%) 06/15/18	150	156,600
Truven Health Analytics, Inc. 10.625%, 06/01/20	125	137,187
United Rentals North America, Inc. 6.125%, 06/15/23	525	563,062

		5,006,273

Computers — 0.4%
Dell, Inc. 5.650%, 04/15/18	175	187,513
5.875%, 06/15/19	275	293,562
4.625%, 04/01/21	100	98,000
SunGard Data Systems, Inc. 6.625%, 11/01/19	250	263,125

		842,200

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 4.600%, 03/15/20	90	93,330

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Distribution & Wholesale — 0.6%
HD Supply, Inc. 7.500%, 07/15/20	$500	$546,250
11.500%, 07/15/20	125	150,312
Matalan Finance PLC 6.875%, 06/01/19 144A @	225	383,619

		1,080,181

Diversified Financial Services — 3.7%
Aircastle Ltd. 6.250%, 12/01/19	350	383,250
7.625%, 04/15/20	25	29,188
Cantor Commercial Real Estate Co. LP 7.750%, 02/15/18 144A @	275	297,000
DBP Holding Corp. 7.750%, 10/15/20 144A @	275	239,250
Denali Borrower LLC 5.625%, 10/15/20 144A @	450	477,000
General Motors Financial Co., Inc. 4.750%, 08/15/17	375	398,906
3.250%, 05/15/18	250	253,750
6.750%, 06/01/18	75	85,781
Icahn Enterprises LP 4.875%, 03/15/19	350	360,500
6.000%, 08/01/20	650	696,312
Jefferies LoanCore LLC 6.875%, 06/01/20 144A @	400	404,000
Ladder Capital Finance Holdings LLLP. 7.375%, 10/01/17	200	215,500
Nationstar Mortgage LLC 6.500%, 07/01/21	500	501,250
6.500%, 06/01/22	300	300,000
Neuberger Berman Group LLC 5.625%, 03/15/20 144A @	225	237,938
5.875%, 03/15/22 144A @	200	213,500
Ocwen Financial Corp. 6.625%, 05/15/19 144A @	250	258,125
Outerwall, Inc. 6.000%, 03/15/19	450	466,875
Patriot Merger Corp. 9.000%, 07/15/21 144A @	275	299,750
Springleaf Finance Corp. 6.900%, 12/15/17	275	305,250
Walter Investment Management Corp. 7.875%, 12/15/21 144A @	875	914,375

		7,337,500

Electric — 1.2%
AES Corp. 5.500%, 03/15/24	425	434,562
CMS Energy Corp. 5.050%, 03/15/22	130	147,756
Energy Future Intermediate Holding Co. LLC 10.000%, 12/01/49	900	85,500
GenOn Energy, Inc. 9.500%, 10/15/18	475	521,312

	Par (000)	Value†

Electric — (continued)
Infinis PLC 7.000%, 02/15/19 144A @	$300	$551,924
NRG Energy, Inc. 6.250%, 07/15/22 144A @	325	346,125
6.625%, 03/15/23	275	297,688

		2,384,867

Electronics — 0.2%
Techem GmbH 6.125%, 10/01/19 144A @	100	147,890
Trionista Holdco GmbH 5.000%, 04/30/20 144A @	100	143,325

		291,215

Engineering & Construction — 0.6%
Aguila 3 S.A. 7.875%, 01/31/18 144A @	325	342,875
7.875%, 01/31/18 144A @	300	356,901
Deutsche Raststaetten Gruppe IV GmbH 6.750%, 12/30/20 144A @	100	147,200
Dycom Investments, Inc. 7.125%, 01/15/21	275	295,625

		1,142,601

Entertainment — 2.7%
Cedar Fair LP 5.250%, 03/15/21	275	283,250
DreamWorks Animation SKG, Inc. 6.875%, 08/15/20 144A @	275	296,313
Graton Economic Development Authority 9.625%, 09/01/19 144A @	400	455,000
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	150	149,888
Intralot Finance Luxembourg S.A. 9.750%, 08/15/18 144A @	125	195,767
MU Finance PLC 8.375%, 02/01/17 144A @	223	232,622
National CineMedia LLC 6.000%, 04/15/22	675	703,687
New Cotai LLC PIK 10.625%, 05/01/19 144A @	528	607,429
Peninsula Gaming LLC 8.375%, 02/15/18 144A @	200	214,000
Pinnacle Entertainment, Inc. 7.500%, 04/15/21	375	404,062
6.375%, 08/01/21	325	342,875
PortAventura Entertainment Barcelona BV 7.250%, 12/01/20 144A @	100	143,092
Regal Entertainment Group 5.750%, 03/15/22	300	311,250
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	350	358,750
Vougeot Bidco PLC 7.875%, 07/15/20 144A @	100	186,127

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
WMG Acquisition Corp. 6.000%, 01/15/21 144A @	$138	$142,485
6.750%, 04/15/22 144A @	275	275,000

		5,301,597

Environmental Control — 0.6%
Clean Harbors, Inc. 5.250%, 08/01/20	125	128,906
5.125%, 06/01/21	175	178,828
Darling Escrow Corp. 5.375%, 01/15/22 144A @	175	181,563
Tervita Corp. 10.875%, 02/15/18 144A @	375	378,750
8.000%, 11/15/18 144A @	350	364,000

		1,232,047

Food — 1.9%
ARAMARK Corp. 5.750%, 03/15/20	200	211,500
BI-LO LLC PIK (Cash Coupon 8.25%, PIK 9.375%) 09/15/18 144A @	250	253,750
Brakes Capital 7.125%, 12/15/18 144A @	250	437,517
Bumble Bee Holdings, Inc. 9.000%, 12/15/17 144A @	161	171,868
Elior Finance & Co. SCA 6.500%, 05/01/20 144A @	65	98,354
ESAL GmbH 6.250%, 02/05/23 144A @	605	592,900
JBS Investments GmbH 7.750%, 10/28/20 144A @	200	214,000
JBS USA LLC 5.875%, 07/15/24 144A @	525	523,687
Minerva Luxembourg S.A. 12.250%, 02/10/22 144A @	200	226,000
Post Holdings, Inc. 6.750%, 12/01/21 144A @	50	53,125
7.375%, 02/15/22 144A @	125	135,156
7.375%, 02/15/22	100	108,125
6.000%, 12/15/22 144A @	175	178,500
Premier Foods PLC 6.500%, 03/15/21 144A @	100	172,423
R&R Ice Cream PLC PIK 9.250%, 05/15/18 144A @	250	350,027

		3,726,932

Forest Products & Paper — 0.7%
Mercer International, Inc. 9.500%, 12/01/17	500	533,750
Sappi Papier Holding GmbH 7.750%, 07/15/17 144A @	200	222,500
8.375%, 06/15/19 144A @	200	220,500
6.625%, 04/15/21 144A @	400	422,000

		1,398,750

	Par (000)	Value†

Gas — 0.3%
NGL Energy Partners LP 5.125%, 07/15/19 144A @	$275	$275,688
Sabine Pass LNG LP 6.500%, 11/01/20	375	405,937

		681,625

Hand & Machine Tools — 0.4%
BC Mountain LLC 7.000%, 02/01/21 144A @	350	338,625
Milacron LLC 7.750%, 02/15/21 144A @	325	355,875

		694,500

Healthcare Products — 0.7%
Hologic, Inc. 6.250%, 08/01/20	550	580,250
Kinetic Concepts, Inc. 10.500%, 11/01/18	325	367,250
12.500%, 11/01/19	150	172,500
Universal Hospital Services, Inc. 7.625%, 08/15/20	325	340,437

		1,460,437

Healthcare Services — 3.3%
Aviv Healthcare Properties LP 7.750%, 02/15/19	100	106,500
Capella Healthcare, Inc. 9.250%, 07/01/17	350	367,500
Community Health Systems, Inc. 8.000%, 11/15/19	225	246,375
7.125%, 07/15/20	375	405,937
6.875%, 02/01/22 144A @	1,150	1,219,000
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 144A @	250	272,500
5.875%, 01/31/22 144A @	100	110,500
HCA Holdings, Inc. 6.250%, 02/15/21	275	295,281
IASIS Healthcare LLC 8.375%, 05/15/19	375	399,844
Kindred Healthcare, Inc. 6.375%, 04/15/22 144A @	200	201,000
Medi-Partenaires SAS 7.000%, 05/15/20 144A @	300	441,032
MPH Acquisition Holdings LLC 6.625%, 04/01/22 144A @	225	235,688
Priory Group No. 3 PLC 7.000%, 02/15/18 144A @	100	180,338
Select Medical Corp. 6.375%, 06/01/21	650	679,250
Tenet Healthcare Corp. 6.000%, 10/01/20	275	298,375
4.500%, 04/01/21	600	603,750
Voyage Care Bondco PLC 6.500%, 08/01/18 144A @	100	177,985

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
Wellcare Health Plans, Inc. 5.750%, 11/15/20	$275	$292,875

		6,533,730

Holding Companies — 1.1%
CeramTec Group GmbH 8.250%, 08/15/21 144A @	275	415,155
Harbinger Group, Inc. 7.875%, 07/15/19	425	464,844
7.750%, 01/15/22	200	204,750
KraussMaffei Group GmbH 8.750%, 12/15/20 144A @	250	383,404
Opal Acquisition, Inc. 8.875%, 12/15/21 144A @	350	368,375
Polish Television Holding BV PIK 11.000%, 01/15/21 144A @	200	332,466
WaveDivision Escrow LLC 8.125%, 09/01/20 144A @	75	81,000

		2,249,994

Home Builders — 0.5%
KB Home 7.000%, 12/15/21	375	408,750
Standard Pacific Corp. 10.750%, 09/15/16	175	207,156
William Lyon Homes, Inc. 8.500%, 11/15/20	400	447,500

		1,063,406

Home Furnishings — 0.1%
Tempur Sealy International, Inc. 6.875%, 12/15/20	175	191,625

Household Products & Wares — 0.8%
Reynolds Group Issuer, Inc. 9.000%, 04/15/19	950	1,005,812
9.875%, 08/15/19	225	249,188
5.750%, 10/15/20	100	105,500
Spectrum Brands, Inc. 6.375%, 11/15/20	100	107,500
6.625%, 11/15/22	100	108,250

		1,576,250

Housewares — 0.5%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	475	695,973
RSI Home Products, Inc. 6.875%, 03/01/18 144A @	200	213,000

		908,973

Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc. 7.875%, 12/15/20 144A @	150	158,437
CNO Financial Group, Inc. 6.375%, 10/01/20 144A @	250	270,000

	Par (000)	Value†

Insurance — (continued)
Towergate Finance PLC 8.500%, 02/15/18 144A @	$125	$216,106
10.500%, 02/15/19 144A @	275	454,255
USI, Inc. 7.750%, 01/15/21 144A @	225	231,187

		1,329,985

Internet — 1.4%
Adria Bidco BV 7.875%, 11/15/20 144A @	275	408,565
Ancestry.Com, Inc. PIK (Cash Coupon 9.625%, PIK 10.375%) 10/15/18 144A @	350	361,812
Cerved Technologies SPA 6.375%, 01/15/20 144A @	100	148,114
Equinix, Inc. 7.000%, 07/15/21	300	331,500
5.375%, 04/01/23	325	332,313
Netflix, Inc. 5.375%, 02/01/21	475	497,562
5.750%, 03/01/24 144A @	475	496,375
Pacnet Ltd. 9.000%, 12/12/18 144A @	200	216,500

		2,792,741

Investment Companies — 0.3%
Ares Capital Corp. 4.875%, 11/30/18	475	504,945

Iron & Steel — 1.9%
AK Steel Corp. 8.375%, 04/01/22	750	795,000
ArcelorMittal 10.350%, 06/01/19	275	352,000
5.750%, 08/05/20	50	53,750
6.000%, 03/01/21	275	297,688
6.750%, 02/25/22	275	308,000
Bluescope Steel Finance Ltd. 7.125%, 05/01/18 144A @	350	375,812
Ryerson, Inc. 9.000%, 10/15/17	425	454,750
11.250%, 10/15/18	650	724,750
Steel Dynamics, Inc. 6.125%, 08/15/19	150	163,125
United States Steel Corp. 6.875%, 04/01/21	275	291,500

		3,816,375

Leisure Time — 0.6%
24 Hour Holdings IIII LLC 8.000%, 06/01/22 @	300	298,500
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 144A @	325	461,711
Travelport LLC 11.875%, 09/01/16	150	153,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Leisure Time — (continued)
Travelport LLC PIK 13.875%, 03/01/16 144A @	$230	$237,350

		1,150,561

Lodging — 1.6%
Boyd Gaming Corp. 9.000%, 07/01/20	75	82,688
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	225	205,875
Caesars Entertainment Resort Properties LLC 11.000%, 10/01/21 144A @	325	349,375
Chester Downs & Marina LLC 9.250%, 02/01/20 144A @	400	392,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19 144A @	325	350,188
MGM Resorts International 6.750%, 10/01/20	425	474,406
6.625%, 12/15/21	450	500,625
Playa Resorts Holding BV 8.000%, 08/15/20 144A @	300	323,250
Station Casinos LLC 7.500%, 03/01/21	375	409,687

		3,088,094

Machinery — Construction & Mining — 0.6%
Blueline Rental Finance Corp. 7.000%, 02/01/19 144A @	225	240,187
Terex Corp. 6.500%, 04/01/20	125	135,688
6.000%, 05/15/21	750	808,125

		1,184,000

Machinery — Diversified — 0.8%
Columbus McKinnon Corp. 7.875%, 02/01/19	275	293,562
Frigoglass Finance BV 8.250%, 05/15/18 144A @	375	544,297
Gardner Denver, Inc. 6.875%, 08/15/21 144A @	325	341,250
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	139,375
5.875%, 10/15/22	225	245,250

		1,563,734

Media — 9.7%
AMC Networks, Inc. 4.750%, 12/15/22	475	475,000
Arqiva Broadcast Finance PLC 9.500%, 03/31/20 144A @	475	922,654
Cable Communications Systems NV 7.500%, 11/01/20 144A @	400	600,438
CCO Holdings LLC 5.250%, 03/15/21	75	76,875
6.625%, 01/31/22	625	671,875
5.250%, 09/30/22	400	406,000

	Par (000)	Value†

Media — (continued)
5.125%, 02/15/23	$835	$842,306
5.750%, 09/01/23	50	51,813
Central European Media Enterprises Ltd. 5.000%, 11/15/15	457	450,716
Cequel Communications Holdings I LLC 6.375%, 09/15/20 144A @	925	982,812
5.125%, 12/15/21 144A @	325	323,781
Clear Channel Communications, Inc. 9.000%, 12/15/19	650	693,062
Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20	50	53,500
7.625%, 03/15/20	75	80,906
6.500%, 11/15/22	50	53,375
6.500%, 11/15/22	450	484,875
Cogeco Cable, Inc. 4.875%, 05/01/20 144A @	50	50,625
CSC Holdings LLC 6.750%, 11/15/21	300	330,000
Dex Media, Inc. PIK 14.000%, 01/29/17	370	251,872
DISH DBS Corp. 5.125%, 05/01/20	375	394,219
6.750%, 06/01/21	125	142,500
5.875%, 07/15/22	250	271,250
Gannett Co, Inc. 5.125%, 10/15/19 144A @	200	207,000
6.375%, 10/15/23 144A @	125	133,438
ION Media Networks, Inc. 11.000%, 07/31/15~	1	0
McGraw-Hill Global Education Holdings LLC 10.000%, 04/01/21	275	315,563
Mediacom Broadband LLC 6.375%, 04/01/23	250	263,750
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 144A @	200	215,500
Numericable Group S.A. 4.875%, 05/15/19 144A @	650	667,063
6.250%, 05/15/24 144A @	475	495,781
Sinclair Television Group, Inc. 6.125%, 10/01/22	300	313,500
Sirius XM Radio, Inc. 4.250%, 05/15/20 144A @	225	221,906
5.750%, 08/01/21 144A @	700	735,000
Starz LLC 5.000%, 09/15/19	250	260,313
Time, Inc. 5.750%, 04/15/22 144A @	275	277,750
Townsquare Radio LLC 9.000%, 04/01/19 144A @	200	221,500
TVN Finance Corp. III AB 7.375%, 12/15/20 144A @	125	193,414
Unitymedia KabelBW GmbH 9.500%, 03/15/21 144A @	450	703,161

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Univision Communications, Inc. 7.875%, 11/01/20 144A @	$275	$302,500
8.500%, 05/15/21 144A @	850	942,437
6.750%, 09/15/22 144A @	492	544,275
5.125%, 05/15/23 144A @	800	847,000
Videotron Ltd. 6.875%, 07/15/21 144A @	325	335,797
VTR Finance BV 6.875%, 01/15/24 144A @	750	805,303
WideOpenWest Finance LLC 10.250%, 07/15/19	300	337,125
13.375%, 10/15/19	450	520,875
Ziggo Bond Co. BV 8.000%, 05/15/18 144A @	325	492,863

		18,963,268

Metal Fabricate/Hardware — 0.2%
JMC Steel Group, Inc. 8.250%, 03/15/18 144A @	300	306, 000

Mining — 1.3%
Aleris International, Inc. 7.875%, 11/01/20	225	234,000
Eldorado Gold Corp. 6.125%, 12/15/20 144A @	475	479,750
First Quantum Minerals Ltd. 7.250%, 05/15/22 144A @	325	338,813
Imperial Metals Corp. 7.000%, 03/15/19 144A @	325	333,531
Magnetation LLC 11.000%, 05/15/18 144A @	250	273,125
Novelis, Inc. 8.750%, 12/15/20	175	194,250
Vedanta Resources PLC 6.000%, 01/31/19 144A @	275	284,295
Vedanta Resources PLC 8.250%, 06/07/21 144A @	350	392,000

		2,529,764

Miscellaneous Manufacturing — 0.2%
Trinseo Materials Operatiing SCA 8.750%, 02/01/19	275	296,313

Office & Business Equipment — 0.1%
CDW LLC 8.000%, 12/15/18	17	18,063
Magnolia S.A. 9.000%, 08/01/20 144A @	175	254,005

		272,068

Oil & Gas — 7.6%
Antero Resources Corp. 5.125%, 12/01/22 144A @	225	231,187
Antero Resources Finance Corp.
6.000%, 12/01/20	700	750,750
5.375%, 11/01/21	450	466,875

	Par (000)	Value†

Oil & Gas — (continued)
Athlon Holdings LP
7.375%, 04/15/21 144A @	$625	$681,250
6.000%, 05/01/22 144A @	250	258,750
Atwood Oceanics, Inc. 6.500%, 02/01/20	150	159,938
Baytex Energy Corp. 5.125%, 06/01/21 144A @	100	100,625
Bill Barrett Corp.
7.625%, 10/01/19	650	700,375
7.000%, 10/15/22	700	742,000
Chesapeake Energy Corp.
5.375%, 06/15/21	175	186,375
5.750%, 03/15/23	900	1,000,066
Concho Resources, Inc.
7.000%, 01/15/21	150	164,625
5.500%, 04/01/23	1,200	1,290,000
Denbury Resources, Inc. 5.500%, 05/01/22	375	383,437
Laredo Petroleum, Inc.
5.625%, 01/15/22	225	232,594
7.375%, 05/01/22	300	335,250
Parker Drilling Co. 6.750%, 07/15/22 144A @	350	364,000
Parsley Energy LLC 7.500%, 02/15/22 144A @	400	427,000
PDC Energy, Inc. 7.750%, 10/15/22	725	808,375
Penn Virginia Corp. 8.500%, 05/01/20	450	502,875
Precision Drilling Corp.
6.625%, 11/15/20	275	294,250
6.500%, 12/15/21	75	81,563
Range Resources Corp.
5.000%, 08/15/22	100	106,000
5.000%, 03/15/23	275	292,875
Rosetta Resources, Inc. 5.875%, 06/01/24	500	520,000
Samson Investment Co. 10.750%, 02/15/20 144A @	200	210,750
Seven Generations Energy Ltd. 8.250%, 05/15/20 144A @	300	330,000
Seventy Seven Energy, Inc. 6.500%, 07/15/22 144A @	400	410,000
SM Energy Co.
6.625%, 02/15/19	250	265,000
6.500%, 11/15/21	150	162,375
6.500%, 01/01/23	325	351,812
5.000%, 01/15/24	500	497,500
Swift Energy Co. 8.875%, 01/15/20	50	53,250
Tesoro Corp. 5.125%, 04/01/24	325	328,656
Western Refining, Inc. 6.250%, 04/01/21	325	339,625

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
WPX Energy, Inc. 6.000%, 01/15/22	$650	$693,875
YPF S.A. 8.750%, 04/04/24 144A @	100	104,490

		14,828,368

Oil & Gas Services — 0.6%
CGG S.A. 6.875%, 01/15/22 144A @	450	448,875
Exterran Partners LP
6.000%, 04/01/21	125	126,250
6.000%, 10/01/22 144A @	300	304,500
FTS International, Inc. 6.250%, 05/01/22 144A @	175	178,938
McDermott International, Inc. 8.000%, 05/01/21 144A @	175	179,812

		1,238,375

Packaging and Containers — 1.7%
AEP Industries, Inc. 8.250%, 04/15/19	150	158,250
ARD Finance S.A. PIK (1st coupon is PIK, then cash on PIK till 06/2016, then cash after) 11.125% 06/01/18 144A @	248	262,880
Ardagh Finance Holdings S.A. PIK 8.625%, 06/15/19 144A @	200	206,000
Ardagh Packaging Finance PLC
6.250%, 01/31/19	200	205,000
7.000%, 11/15/20 144A @	300	310,500
6.000%, 06/30/21	475	474,406
Beverage Packaging Holdings Luxembourg II SA
5.625%, 12/15/16 144A @	225	230,625
6.000%, 06/15/17 144A @	125	128,125
BWAY Holding Co. 10.000%, 06/15/18	150	158,062
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	375	376,875
Exopack Holding Corp. 10.000%, 06/01/18 144A @	200	215,000
Graphic Packaging International, Inc. 4.750%, 04/15/21	175	178,500
Rexam PLC 6.750%, 06/29/67•	175	253,107
Tekni-Plex, Inc. 9.750%, 06/01/19 144A @	130	145,275

		3,302,605

Pharmaceuticals — 0.9%
Capsugel Finance Co. SCA 9.875%, 08/01/19 144A @	200	295,112
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.750%) 05/15/19 144A @	200	206,000

	Par (000)	Value†

Pharmaceuticals — (continued)
Delta Dutch Newco BV 7.500%, 02/01/22 144A @	$150	$155,250
Par Pharmaceutical Cos, Inc. 7.375%, 10/15/20	100	107,500
Valeant Pharmaceuticals International 6.375%, 10/15/20 144A @	500	531,250
Valeant Pharmaceuticals International Escrow Corp. 6.750%, 08/15/18 144A @	450	484,875

		1,779,987

Pipelines — 1.8%
El Paso LLC 8.250%, 02/15/16	100	109,500
6.500%, 09/15/20	25	27,688
MarkWest Energy Partners LP 4.500%, 07/15/23	850	867,000
Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/19 144A @	500	480,000
NuStar Logistics LP 6.750%, 02/01/21	250	277,500
Penn Virginia Resource Partners LP 8.375%, 06/01/20	305	345,031
6.500%, 05/15/21	100	109,000
Regency Energy Partners LP 5.875%, 03/01/22	250	271,562
Rockies Express Pipeline LLC 6.850%, 07/15/18 144A @	25	27,000
5.625%, 04/15/20 144A @	75	77,250
Targa Resources Partners LP 5.250%, 05/01/23	50	52,250
4.250%, 11/15/23	875	869,531

		3,513,312

Real Estate — 1.5%
CBRE Services, Inc. 5.000%, 03/15/23	625	631,250
Dupont Fabros Technology LP 5.875%, 09/15/21	450	470,250
iStar Financial, Inc. 7.125%, 02/15/18	125	138,750
5.000%, 07/01/19	450	450,000
MPT Operating Partnership LP 6.875%, 05/01/21	225	245,250
6.375%, 02/15/22	125	134,062
Omega Healthcare Investors, Inc. 5.875%, 03/15/24	75	79,515
Realogy Group LLC 9.000%, 01/15/20 144A @	100	113,750
The Howard Hughes Corp. 6.875%, 10/01/21 144A @	625	668,750

		2,931,577

Retail — 3.0%
99 Cents Only Stores 11.000%, 12/15/19	225	249,188

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
AmeriGas Finance LLC 7.000%, 05/20/22	$225	$249,188
Building Materials Holding Corp. 9.000%, 09/15/18 144A @	350	377,125
Ferrellgas LP 6.500%, 05/01/21	275	287,031
6.750%, 01/15/22 144A @	300	313,500
Group 1 Automotive, Inc. 5.000%, 06/01/22 144A @	100	100,000
Guitar Center, Inc. 6.500%, 04/15/19 144A @	375	371,250
New Look Bondco I PLC 8.375%, 05/14/18 144A @	725	776,692
PC Nextco Holdings LLC PIK (Cash coupon 8.750%, PIK 9.500%) 08/15/19 144A @	350	357,437
Penske Automotive Group, Inc. 5.750%, 10/01/22	200	210,500
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	800	816,000
Rite Aid Corp. 6.750%, 06/15/21	475	514,187
7.700%, 02/15/27	350	391,125
Sears Holdings Corp. 6.625%, 10/15/18	200	184,250
Sonic Automotive, Inc. 5.000%, 05/15/23	175	171,938
Sonic Automotive, Inc. PIK 7.000%, 07/15/22	150	164,625
The Men’s Wearhouse, Inc. 7.000%, 07/01/22 144A @	175	181,125
The Pantry, Inc. 8.375%, 08/01/20	175	189,000

		5,904,161

Semiconductors — 0.4%
Freescale Semiconductor, Inc. 6.000%, 01/15/22 144A @	375	399,375
NXP BV 5.750%, 02/15/21 144A @	200	210,250
5.750%, 03/15/23 144A @	250	262,813

		872,438

Software — 3.1%
ACI Worldwide, Inc. 6.375%, 08/15/20 144A @	125	131,563
Activision Blizzard, Inc. 5.625%, 09/15/21 144A @	700	754,250
6.125%, 09/15/23 144A @	175	192,500
BCP Singapore VI Cayman Financing Co. Ltd. 8.000%, 04/15/21 144A @	200	204,500
BMC Software Finance, Inc. 8.125%, 07/15/21 144A @	350	360,063
Eagle Midco, Inc. PIK (Cash coupon 9.000%, PIK 9.750%) 06/15/18 144A @	425	438,812

	Par (000)	Value†

Software — (continued)
Epicor Software Corp. 8.625%, 05/01/19	$225	$242,156
First Data Corp. 6.750%, 11/01/20 144A @	525	568,312
12.625%, 01/15/21	1,425	1,754,531
First Data Holdings, Inc. PIK 14.500%, 09/24/19 144A @	367	407,579
Infor Software Parent LLC PIK 7.125%, 05/01/21 144A @	225	230,063
Infor U.S., Inc. 9.375%, 04/01/19	300	334,125
InterXion Holding NV 6.000%, 07/15/20 144A @	100	145,830
MedAssets, Inc. 8.000%, 11/15/18	325	343,688

		6,107,972

Telecommunications — 10.8%
Alcatel-Lucent USA, Inc. 8.875%, 01/01/20 144A @	225	254,817
6.750%, 11/15/20 144A @	575	612,375
Altice Finco S.A. 9.875%, 12/15/20 144A @	400	461,000
9.000%, 06/15/23 144A @	325	515,781
8.125%, 01/15/24 144A @	200	220,500
Altice S.A. 7.750%, 05/15/22 144A @	400	427,000
B Communications Ltd. 7.375%, 02/15/21 144A @	325	349,375
CenturyLink, Inc. 5.625%, 04/01/20	725	764,875
Crown Castle International Corp. 5.250%, 01/15/23	425	443,062
Digicel Group Ltd. 8.250%, 09/30/20 144A @	400	436,000
7.125%, 04/01/22 144A @	250	260,625
Digicel Ltd. 6.000%, 04/15/21 144A @	200	206,500
EarthLink Holdings Corp.	75	75,000
8.875%, 05/15/19
7.375%, 06/01/20	175	186,594
Goodman Networks, Inc. 12.125%, 07/01/18	275	301,813
12.375%, 07/01/18 144A @	100	109,750
Hughes Satellite Systems Corp. 6.500%, 06/15/19	350	390,250
7.625%, 06/15/21	325	372,125
Intelsat Jackson Holdings S.A. 6.625%, 12/15/22	525	547,969
Intelsat Jackson Holdings SA 5.500%, 08/01/23	700	696,500
Intelsat Luxembourg S.A. 7.750%, 06/01/21	675	714,656
8.125%, 06/01/23	275	297,344

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Level 3 Communications, Inc. 11.875%, 02/01/19	$225	$249,750
8.875%, 06/01/19	100	109,375
Level 3 Financing, Inc. 7.000%, 06/01/20	125	136,563
Matterhorn Financing & CY SCA PIK 9.000%, 04/15/19 144A @	350	493,599
Matterhorn Midco & CY SCA 7.750%, 02/15/20 144A @	325	475,062
Millicom International Cellular SA 6.625%, 10/15/21 144A @	200	215,000
Mobile Challenger Intermediate Group SA PIK 8.750%, 03/15/19 144A @	150	174,222
NII Capital Corp. 10.000%, 08/15/16	350	108,500
7.625%, 04/01/21	300	86,250
NII International Telecom SCA 11.375%, 08/15/19 144A @	175	154,875
Play Finance 1 S.A. 6.500%, 08/01/19 144A @	100	146,857
Play Finance 2 S.A. 5.250%, 02/01/19 144A @	100	143,640
Sable International Finance Ltd. 8.750%, 02/01/20 144A @	200	225,000
Sprint Communications, Inc. 11.500%, 11/15/21	500	675,000
Sprint Corp. 7.125%, 06/15/24 144A @	2,725	2,888,514
Syniverse Holdings, Inc. 9.125%, 01/15/19	300	321,375
T-Mobile USA, Inc. 6.250%, 04/01/21	450	478,125
6.633%, 04/28/21	450	487,125
6.731%, 04/28/22	550	593,312
Telecom Italia SpA 6.375%, 06/24/19	350	651,865
UPC Holding BV 8.375%, 08/15/20 144A @	125	187,423
6.750%, 03/15/23 144A @	375	468,750
6.750%, 03/15/23 144A @	200	302,829
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	150	165,000
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	225	245,813
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/21 144A @	200	218,500
VimpelCom Holdings BV 5.200%, 02/13/19 144A @	200	200,300
7.504%, 03/01/22 144A @	450	485,437
Wind Acquisition Finance S.A. 6.500%, 04/30/20 144A @	275	298,031
4.750%, 07/15/20	400	403,000
7.375%, 04/23/21	775	827,312

		21,260,315

	Par (000)	Value†

Textiles — 0.1%
Springs Industries, Inc. 6.250%, 06/01/21	$150	$153,000

Transportation — 0.2%
gategroup Finance (Luxembourg) S.A. 6.750%, 03/01/19 144A @	100	145,830
Watco Cos. LLC 6.375%, 04/01/23 144A @	175	178,500

		324,330

TOTAL CORPORATE BONDS (Cost $165,085,719)		174,546,464

LOAN AGREEMENTS — 4.4%‡
Auto Manufacturers — 0.1%
Navistar, Inc. 5.750%, 08/17/17•	125	127,344

Chemicals — 0.1%
Univar, Inc. 5.000%, 06/30/17•	296	297,281

Commercial Services — 0.2%
Weight Watchers International, Inc. 4.000%, 04/02/20•	423	336,513

Computers — 0.1%
Dell, Inc. 4.500%, 04/29/20	148	148,990

Distribution & Wholesale — 0.1%
Husky Injection Molding System 0.000%, 06/10/21	150	150,563

Diversified Financial Services — 0.2%
Nuveen Investments, Inc. 6.500%, 02/28/19•	200	201,678
Vantiv LLC 0.000%, 06/13/21	275	276,375

		478,053

Electric — 0.3%
Equipower Resources Holding LLC 4.250%, 12/31/19•	693	696,904

Entertainment — 0.2%
Peninsula Gaming LLC 4.250%, 11/20/17•	364	364,451

Environmental Control — 0.1%
Tervita Corp. 6.250%, 05/15/18	250	250,730

Healthcare Services — 0.2%
Community Health Systems, Inc. 4.250%, 01/27/21•	249	250,460
Ortho-Clinical Diagnostics 0.000%, 04/24/21	225	226,717

		477,177

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Holding Companies — 0.1%
CeramTec GmbH 4.250%, 08/30/20	$99	$99,202

Insurance — 0.5%
Asurion LLC 5.000%, 05/24/19•	374	376,140
8.500%, 03/03/21	550	570,075

		946,215

Lodging — 0.3%
Citycenter Holdings LLC 5.000%, 10/16/20•	659	663,192

Machinery — Diversified — 0.1%
Gardner Denver, Inc. 4.250%, 07/30/20•	174	173,545

Media — 0.5%
McGraw-Hill Global Education Holdings LLC 5.750%, 03/22/19•	169	171,755
SuperMedia, Inc. PIK 11.600%, 12/30/16•	426	359,247
Univision Communications, Inc. 4.000%, 03/01/20•	374	373,552

		904,554

Oil & Gas — 0.4%
Foresight Energy LLC 5.500%, 08/21/20 144A @•	145	145,928
Philadelphia Energy Solutions Refining and Marketing LLC 6.250%, 04/04/18•	$423	$393,379
TGGT Holdings 6.500%, 11/15/18	244	245,274

		784,581

Oil & Gas Services — 0.1%
Murray Energy Corp. 5.250%, 12/05/19	175	176,526

Retail — 0.7%
JC Penney Corp.• 6.000%, 05/22/18	596	602,021
6.000%, 05/22/18	273	276,348
PF Chang’s China Bistro, Inc. 4.250%, 06/22/19•	480	470,701

		1,349,070

Telecommunications — 0.1%
Alcatel-Lucent USA, Inc. 4.500%, 01/30/19•	197	197,032

TOTAL LOAN AGREEMENTS‡ (Cost $8,615,637)		8,621,923

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	496,141	496,141
T. Rowe Price Reserve Investment Fund	8,777,310	8,777,310

TOTAL SHORT-TERM INVESTMENTS (Cost $9,273,451)		9,273,451

TOTAL INVESTMENTS — 100.0% (Cost $186,174,848)		$196,244,528

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2014. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2014 is $270,306.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2014 is $27,313.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

OJSC — Open Joint Stock Company

PIK — Payment in Kind Security.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

High Yield Bond Fund

Country Weightings as of 06/30/2014††
United States	76%
Luxembourg	7
Canada	3
Netherlands	3
United Kingdom	3
France	1
Germany	1
Other	6

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,981,382	$1,954,069	$—	$27,313
REAL ESTATE INVESTMENT TRUSTS	252,147	252,147	—	—
PREFERRED STOCKS
Banks	501,265	—	501,265	—
Diversified Financial Services	241,155	241,155	—	—
Oil & Gas	151,454	151,454	—	—
Packaging and Containers	—	—	—	—
Telecommunications	249,704	249,704	—	—
ASSET BACKED SECURITIES	425,583	—	425,583	—
CORPORATE BONDS	174,546,464	—	174,546,464	—
LOAN AGREEMENTS	8,621,923	—	8,621,923	—
SHORT-TERM INVESTMENTS	9,273,451	9,273,451	—	—

TOTAL INVESTMENTS	$196,244,528	$12,121,980	$184,095,235	$27,313

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2013	$24,557
Change in Appreciation/(Depreciation)	2,756

Balance as of 6/30/2014	$27,313

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.2%
Banks — 0.2%
KFW 0.500%, 04/19/16 (Cost $6,645,726)	$6,658	$6,662,196

ASSET BACKED SECURITIES — 0.6%
Ally Master Owner Trust 0.851%, 06/15/17•	8,755	8,793,224
Continental Airlines 2009-1 Pass- Through Trust 9.000%, 07/08/16	775	875,724
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 11/10/19	657	768,181
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 04/11/24	2,101	2,195,782
Continental Airlines 2012-1 Class B, Pass Through Trust 6.250%, 04/11/20	418	455,479
Ford Credit Auto Owner Trust 2012 0.580%, 12/15/16	1,540	1,541,211
Honda Auto Receivables Owner Trust 0.560%, 05/15/16	1,490	1,491,776

TOTAL ASSET BACKED SECURITIES (Cost $15,764,302)		16,121,377

	Number of Shares	Value†
COMMON STOCKS — 61.2%
Aerospace & Defense — 3.6%
The Boeing Co.	202,900	25,814,967
United Technologies Corp.	673,600	77,767,120

		103,582,087

Agriculture — 1.5%
Philip Morris International, Inc.	526,100	44,355,491

Auto Parts & Equipment — 2.4%
Delphi Automotive PLC	320,600	22,038,044
Johnson Controls, Inc.	478,400	23,886,512
TRW Automotive Holdings Corp.*	257,200	23,024,544

		68,949,100

Banks — 4.1%
Bank of America Corp.	346,500	5,325,705
JPMorgan Chase & Co.	824,700	47,519,214
State Street Corp.	773,700	52,039,062
The PNC Financial Services Group, Inc.	175,800	15,654,990

		120,538,971

Beverages — 1.2%
PepsiCo, Inc.	402,800	35,986,152

Chemicals — 0.4%
Cytec Industries, Inc.	111,600	11,764,872

Commercial Services — 1.3%
Iron Mountain, Inc.	384,700	13,637,615
Tyco International Ltd.	562,300	25,640,880

		39,278,495

	Number of Shares	Value†

Computers — 0.7%
Apple, Inc.	121,800	$11,318,874
Seagate Technology PLC	91,700	5,210,394
Western Digital Corp.	46,200	4,264,260

		20,793,528

Cosmetics & Personal Care — 0.7%
Avon Products, Inc.	215,300	3,145,533
The Procter & Gamble Co.	214,582	16,863,999

		20,009,532

Diversified Financial Services — 3.7%
Invesco Ltd.	844,208	31,868,852
TD Ameritrade Holding Corp.	1,642,100	51,479,835
Visa, Inc., Class A	116,000	24,442,360

		107,791,047

Electric — 4.3%
Entergy Corp.	62,600	5,138,834
PG&E Corp.	1,223,500	58,752,470
Xcel Energy, Inc.	1,853,200	59,728,636

		123,619,940

Electronics — 2.7%
Agilent Technologies, Inc.	172,100	9,885,424
TE Connectivity Ltd.	114,225	7,063,674
Thermo Fisher Scientific, Inc.	521,900	61,584,200

		78,533,298

Food — 1.1%
General Mills, Inc.	123,728	6,500,669
Mondelez International, Inc., Class A	715,200	26,898,672

		33,399,341

Healthcare Products — 0.5%
DENTSPLY International, Inc.	25,000	1,183,750
Henry Schein, Inc.*	104,678	12,422,138

		13,605,888

Healthcare Services — 3.3%
DaVita HealthCare Partners, Inc.*	297,400	21,507,968
Humana, Inc.	37,200	4,751,184
UnitedHealth Group, Inc.	860,000	70,305,000

		96,564,152

Insurance — 3.3%
Marsh & McLennan Cos., Inc.	1,371,600	71,076,312
XL Group PLC	718,735	23,524,197

		94,600,509

Internet — 1.2%
Google, Inc., Class A*	29,100	17,013,897
Google, Inc., Class C*	29,500	16,970,760

		33,984,657

Machinery — Diversified — 0.6%
Roper Industries, Inc.	117,000	17,083,170

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 1.9%
Liberty Global PLC, Class A*	134,000	$5,925,480
Liberty Global PLC, Series C*	335,300	14,186,543
Twenty-First Century Fox, Inc. Class B	741,500	25,381,545
Viacom, Inc., Class B	115,900	10,052,007

		55,545,575

Miscellaneous Manufacturing — 3.6%
Danaher Corp.	1,313,078	103,378,631

Oil & Gas — 3.2%
Anadarko Petroleum Corp.	60,100	6,579,147
Apache Corp.	251,000	25,255,620
Canadian Natural Resources Ltd.	148,100	6,799,271
Chesapeake Energy Corp.	380,700	11,832,156
Concho Resources, Inc.*	97,300	14,059,850
Pioneer Natural Resources Co.	57,200	13,145,132
Range Resources Corp.	163,147	14,185,632

		91,856,808

Pharmaceuticals — 5.0%
Abbott Laboratories	268,300	10,973,470
Allergan, Inc.	313,100	52,982,782
Perrigo Co. PLC	187,800	27,373,728
Pfizer, Inc.	787,343	23,368,340
Zoetis, Inc.	923,186	29,791,212

		144,489,532

Retail — 4.7%
AutoZone, Inc.*	117,200	62,847,328
CVS Caremark Corp.	209,300	15,774,941
Dollar Tree, Inc.*	323,900	17,639,594
Lowe’s Cos., Inc.	473,800	22,737,662
O’Reilly Automotive, Inc.*	125,200	18,855,120

		137,854,645

Semiconductors — 1.8%
NXP Semiconductors N.V.*	243,300	16,101,594
Texas Instruments, Inc.	763,200	36,473,328

		52,574,922

Software — 2.4%
Fidelity National Information Services, Inc.	113,200	6,196,568
Fiserv, Inc.*	1,066,400	64,325,248

		70,521,816

Telecommunications — 2.0%
Crown Castle International Corp.	488,300	36,261,158
SBA Communications Corp., Class A*	203,600	20,828,280

		57,089,438

TOTAL COMMON STOCKS (Cost $1,283,742,491)		1,777,751,597

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 1.5%
Diversified — 1.5%
American Tower Corp. (Cost $36,536,258)	$497,197	$44,737,786

	Number of Shares	Value†
PREFERRED STOCKS — 0.4%
Banks — 0.2%
U.S. Bancorp Series F*	71,000	2,006,460
U.S. Bancorp Series G*	90,000	2,466,900

		4,473,360

Electric — 0.2%
SCE Trust I*	83,775	1,985,467
SCE Trust II*	14,730	321,114
SCE Trust III*	161,355	4,259,772

		6,566,353

Oil & Gas — 0.0%
Chesapeake Energy Corp.*	420	40,950

TOTAL PREFERRED STOCKS (Cost $10,495,453)		11,080,663

	Par (000)	Value†
CORPORATE BONDS — 17.8%
Advertising — 0.1%
Lamar Media Corp. 5.875%, 02/01/22	$900	964,125
5.000%, 05/01/23	850	855,313

		1,819,438

Aerospace & Defense — 0.2%
United Technologies Corp. 0.727%, 06/01/15•	4,725	4,745,275

Airlines — 0.4%
Continental Airlines, Inc. 6.750%, 09/15/15 144A @	890	897,787
Delta Air Lines 2009-1, Class A Pass Through Trust 7.750%, 12/17/19	546	641,293
Delta Air Lines 2011-1, Class A Pass Through Trust 5.300%, 04/15/19	516	570,257
Hawaiian Airlines 2013-1 Class A, Pass Through Certificates 3.900%, 01/15/26	1,815	1,805,925
United Airlines, Inc. 4.500%, 01/15/15	1,879	4,120,882
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	1,992	2,255,510
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17 144A @^	239	265,631
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	282	298,913

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
US Airways 2012-2 Class B, Pass Through Trust 6.750%, 06/03/21	$523	$572,544
US Airways 2013-1 Class A, Pass Through Trust 3.950%, 11/15/25	5	5,113
US Airways 2013-1 Class B, Pass Through Trust 5.375%, 11/15/21	5	5,244

		11,439,099

Auto Manufacturers — 0.1%
Daimler Finance North America LLC 1.085%, 08/01/18 144A @•	1,525	1,540,923

Auto Parts & Equipment — 0.3%
Delphi Corp. 6.125%, 05/15/21	3,125	3,492,500
5.000%, 02/15/23	3,450	3,708,750
Schaeffler Finance BV 7.750%, 02/15/17 144A @	1,250	1,409,375
TRW Automotive, Inc. 4.500%, 03/01/21 144A @	1,000	1,055,000

		9,665,625

Banks — 0.0%
Regions Bank 7.500%, 05/15/18	90	107,119
Synovus Financial Corp. 5.125%, 06/15/17	105	109,463

		216,582

Beverages — 0.3%
Heineken NV 0.800%, 10/01/15 144A @	1,515	1,519,804
SABMiller Holdings, Inc. 0.916%, 08/01/18 144A @•	3,455	3,474,493
2.200%, 08/01/18 144A @	3,000	3,031,656

		8,025,953

Coal — 0.1%
CONSOL Energy, Inc 5.875%, 04/15/22 144A @	3,075	3,221,063

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co. 3.100%, 08/15/23	9,700	9,779,753

Diversified Financial Services — 3.0%
American Honda Finance Corp. 0.324%, 11/13/14 144A @•	1,350	1,350,541
Caterpillar Financial Services Corp. 0.700%, 11/06/15	1,585	1,590,422
1.250%, 11/06/17	2,345	2,334,947
E*TRADE Financial Corp. 6.750%, 06/01/16	7,250	7,866,250
6.000%, 11/15/17	7,300	7,592,000
6.375%, 11/15/19	5,750	6,224,375

	Par (000)	Value†

Diversified Financial Services — (continued)
Ford Motor Credit Co. LLC 3.875%, 01/15/15	$4,530	$4,611,155
2.750%, 05/15/15	2,300	2,344,158
2.500%, 01/15/16	2,190	2,245,556
1.474%, 05/09/16•	3,755	3,810,345
4.250%, 02/03/17	1,340	1,439,074
6.625%, 08/15/17	1,675	1,928,116
0.800%, 12/06/17•	6,325	6,329,162
1.724%, 12/06/17	2,150	2,150,875
5.000%, 05/15/18	1,800	2,002,412
2.375%, 03/12/19	4,275	4,295,751
International Lease Finance Corp. 2.181%, 06/15/16•	2,905	2,923,156
John Deere Capital Corp. 0.330%, 10/08/14•	3,845	3,846,015
0.297%, 01/12/15•	4,475	4,477,264
0.700%, 09/04/15	1,800	1,805,899
Legg Mason, Inc. 5.500%, 05/21/19	4,160	4,807,878
PACCAR Financial Corp. 0.361%, 05/05/15•	1,085	1,086,180
0.495%, 02/08/16•	480	481,402
0.750%, 05/16/16	900	902,267
0.420%, 06/06/17•	1,635	1,634,989
Toyota Motor Credit Corp. 0.308%, 08/22/14•	2,100	2,100,475
0.396%, 01/23/15•	2,305	2,307,515
0.380%, 03/10/15•	2,250	2,252,513

		86,740,692

Electric — 0.4%
Calpine Corp. 7.500%, 02/15/21 144A @	1,035	1,122,975
CMS Energy Corp. 6.550%, 07/17/17	895	1,022,418
8.750%, 06/15/19	415	535,010
Duke Energy Corp. 0.611%, 04/03/17•	1,510	1,514,533
ITC Holdings Corp. 3.651%, 06/15/24	865	862,040
Northern States Power Co. 3.300%, 06/15/24	350	351,003
NSTAR Electric Co. 0.466%, 05/17/16•	1,950	1,947,545
Otter Tail Corp. 9.000%, 12/15/16^	890	1,035,738
Pennsylvania Electric Co. 4.150%, 04/15/25 144A @	1,140	1,142,383
Xcel Energy, Inc. 0.750%, 05/09/16	2,160	2,162,203

		11,695,848

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — 0.1%
Cedar Fair LP 9.125%, 08/01/18	$2,550	$2,682,600
Cedar Fair LP 5.250%, 03/15/21	1,425	1,467,750

		4,150,350

Food — 0.2%
B&G Foods, Inc. 4.625%, 06/01/21	1,525	1,528,812
Campbell Soup Co. 0.525%, 08/01/14•	2,630	2,630,694
General Mills, Inc.
0.527%, 01/29/16•	1,975	1,980,052
0.875%, 01/29/16	820	823,601

		6,963,159

Healthcare Products — 0.1%
Baxter International, Inc. 0.401%, 12/11/14•	2,715	2,716,613

Healthcare Services — 0.2%
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	400	427,500
5.125%, 07/15/24	5,250	5,282,812
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 144A @	750	817,500
5.875%, 01/31/22 144A @	425	469,625

		6,997,437

Machinery — Diversified — 0.3%
CNH Capital LLC 3.875%, 11/01/15	1,400	1,428,000
6.250%, 11/01/16	2,650	2,875,250
3.625%, 04/15/18	3,150	3,216,938
Xylem, Inc. 3.550%, 09/20/16	1,300	1,369,560
4.875%, 10/01/21	415	451,325

		9,341,073

Media — 1.2%
CCO Holdings LLC 7.250%, 10/30/17	850	896,750
Unitymedia Hessen GmbH & Co. KG 7.500%, 03/15/19 144A @	6,550	6,992,125
7.500%, 03/15/19 144A @	860	1,260,030
5.500%, 01/15/23 144A @	3,400	3,519,000
Univision Communications, Inc. 6.875%, 05/15/19 144A @	7,200	7,686,000
7.875%, 11/01/20 144A @	3,100	3,410,000
6.750%, 09/15/22 144A @	6,719	7,432,894
5.125%, 05/15/23 144A @	2,050	2,170,437

		33,367,236

	Par (000)	Value†

Miscellaneous Manufacturing — 0.0%
Actuant Corp. 5.625%, 06/15/22	$125	$131,250

Oil & Gas — 3.2%
Antero Resources Corp. 5.125%, 12/01/22 144A @	2,300	2,363,250
Antero Resources Finance Corp. 6.000%, 12/01/20	3,950	4,236,375
5.375%, 11/01/21	4,875	5,057,812
Athlon Holdings LP 6.000%, 05/01/22 144A @	1,100	1,138,500
Chesapeake Energy Corp. 3.250%, 03/15/16	1,025	1,031,406
Concho Resources, Inc. 7.000%, 01/15/21	2,875	3,155,313
6.500%, 01/15/22	4,200	4,630,500
5.500%, 10/01/22	2,425	2,609,906
5.500%, 04/01/23	5,600	6,020,000
EQT Corp. 6.500%, 04/01/18	1,620	1,840,409
8.125%, 06/01/19	1,754	2,194,617
4.875%, 11/15/21	8,005	8,748,769
Laredo Petroleum, Inc. 9.500%, 02/15/19	5,500	6,036,250
5.625%, 01/15/22	2,225	2,300,094
7.375%, 05/01/22	500	558,750
Range Resources Corp. 6.750%, 08/01/20	2,725	2,929,375
5.750%, 06/01/21	7,350	7,938,000
5.000%, 08/15/22	11,400	12,084,000
5.000%, 03/15/23	13,500	14,377,500
SM Energy Co. 6.500%, 11/15/21	3,425	3,707,562
6.500%, 01/01/23	1,200	1,299,000

		94,257,388

Packaging and Containers — 0.1%
Rexam PLC 6.750%, 06/29/67•	1,700	2,458,750

Pharmaceuticals — 0.1%
Zoetis, Inc. 1.150%, 02/01/16	795	799,994
1.875%, 02/01/18	525	526,181

		1,326,175

Pipelines — 1.8%
Energy Transfer Partners LP 4.150%, 10/01/20	1,925	2,035,156
4.900%, 02/01/24	2,465	2,647,055
MarkWest Energy Partners LP 6.750%, 11/01/20	1,775	1,925,875
6.500%, 08/15/21	4,675	5,049,000
6.250%, 06/15/22	7,425	8,111,812
5.500%, 02/15/23	11,235	11,965,275
4.500%, 07/15/23	12,375	12,622,500

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
ONEOK Partners LP 2.000%, 10/01/17	$830	$841,329
Spectra Energy Partners LP 4.750%, 03/15/24	2,555	2,768,118
Targa Resources Partners LP 5.250%, 05/01/23	1,475	1,541,375
4.250%, 11/15/23	3,325	3,304,219

		52,811,714

Real Estate — 0.1%
CBRE Services, Inc. 6.625%, 10/15/20	1,675	1,777,594
5.000%, 03/15/23	900	909,000

		2,686,594

Real Estate Investment Trusts — 0.2%
American Tower Corp. 4.625%, 04/01/15	200	205,998
3.500%, 01/31/23	925	907,092
5.000%, 02/15/24	1,535	1,667,206
Host Hotels & Resorts LP 5.875%, 06/15/19	1,800	1,933,936

		4,714,232

Retail — 1.0%
AmeriGas Finance LLC 6.250%, 08/20/19	600	640,500
6.750%, 05/20/20	675	732,375
7.000%, 05/20/22	1,525	1,688,938
Group 1 Automotive, Inc. 5.000%, 06/01/22 144A @	250	250,000
L Brands, Inc. 6.900%, 07/15/17	1,400	1,589,000
8.500%, 06/15/19	900	1,104,750
7.000%, 05/01/20	900	1,033,875
6.625%, 04/01/21	1,925	2,187,281
5.625%, 02/15/22	1,625	1,759,062
5.625%, 10/15/23	5,775	6,273,094
Rite Aid Corp. 8.000%, 08/15/20	6,225	6,847,500
Suburban Propane Partners LP 7.500%, 10/01/18	1,675	1,756,020
7.375%, 03/15/20	2,350	2,502,750
7.375%, 08/01/21	750	815,625

		29,180,770

Semiconductors — 0.6%
NXP BV 3.750%, 06/01/18 144A @	2,800	2,807,000
5.750%, 02/15/21 144A @	3,625	3,810,781
5.750%, 03/15/23 144A @	7,300	7,674,125
Xilinx, Inc. 3.000%, 03/15/21	2,600	2,624,198

		16,916,104

	Par (000)	Value†

Telecommunications — 3.1%
Crown Castle International Corp. 4.875%, 04/15/22	$4,875	$5,039,531
5.250%, 01/15/23	3,865	4,029,262
Intelsat Jackson Holdings SA 7.250%, 04/01/19	3,425	3,643,344
8.500%, 11/01/19	3,000	3,187,500
7.250%, 10/15/20	14,155	15,252,012
7.500%, 04/01/21	1,350	1,478,250
5.500%, 08/01/23	5,815	5,785,925
Matterhorn Mobile SA 5.393%, 05/15/19 144A @•	250	285,084
6.750%, 05/15/19 144A @	930	1,119,671
SBA Telecommunications, Inc. 5.625%, 10/01/19	950	1,005,813
8.250%, 08/15/19	133	139,384
5.750%, 07/15/20	875	927,500
Sprint Capital Corp. 6.900%, 05/01/19	300	330,750
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	6,790	8,232,875
11.500%, 11/15/21	450	607,500
Telesat Canada 6.000%, 05/15/17 144A @	2,595	2,676,094
UPCB Finance III Ltd. 6.625%, 07/01/20 144A @	12,045	12,827,925
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	7,605	8,365,500
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	7,750	8,466,875
Verizon Communications, Inc. 0.430%, 03/06/15 144A @•	4,450	4,451,860
0.631%, 06/09/17•	3,420	3,423,950

		91,276,605

Transportation — 0.3%
Burlington Northern Santa Fe LLC 3.850%, 09/01/23	7,075	7,369,936
3.750%, 04/01/24	635	655,327

		8,025,263

TOTAL CORPORATE BONDS (Cost $498,257,573)		516,210,964

LOAN AGREEMENTS — 5.6%‡
Diversified Financial Services — 0.2%
Hilton Worldwide Finance LLC 3.500%, 10/25/20•	5,112	5,101,210
Terra-Gen Finance Co., LLC 6.500%, 06/22/17•^	2,247	2,241,626

		7,342,836

Electric — 0.1%
Texas Competitive Electric Holdings Co. LLC 0.000%, 05/05/16	1,800	1,807,920

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Entertainment — 0.1%
Kasima LLC 3.250%, 05/17/21•	$775	$771,613
Peninsula Gaming LLC 4.250%, 11/20/17•	3,457	3,462,288

		4,233,901

Food — 1.8%
H.J. Heinz Co. 3.500%, 06/05/20•	42,694	42,994,314
Pinnacle Foods Finance LLC 3.250%, 04/29/20•	3,821	3,798,427
3.250%, 04/29/20•	4,848	4,819,677

		51,612,418

Healthcare Services — 0.2%
Davita Healthcare Partners, Inc. 4.000%, 06/19/21	3,550	3,564,519
HCA, Inc. 2.900%, 03/31/17•	1,141	1,143,521

		4,708,040

Holding Companies — 0.9%
Intelsat Jackson Holdings 3.750%, 06/30/19	26,346	26,368,213

Media — 0.3%
CCO Holdings LLC 2.650%, 09/06/14•	500	498,750
Cequel Communications LLC 3.500%, 02/14/19•	4,415	4,413,689
Charter Communications Operating LLC 3.000%, 07/01/20•	2,104	2,070,153
3.000%, 01/03/21•	1,468	1,445,016

		8,427,608

Retail — 0.2%
Rite Aid Corp. 3.500%, 02/21/20	748	748,596
Wendy’s International, Inc. 3.250%, 05/15/19•	5,544	5,548,325

		6,296,921

Telecommunications — 1.8%
Crown Castle Operating Co. 3.000%, 01/31/21•	25,234	25,221,879
Telesat Canada 3.500%, 03/28/17•	743	694,104
3.500%, 03/28/19•,^	3,703	3,460,299
3.500%, 03/28/19•	5,460	5,444,813
UPC Financing Partnership 3.250%, 06/30/21•	16,800	16,667,784

		51,488,879

TOTAL LOAN AGREEMENTS (Cost $162,529,477)		162,286,736

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 5.1%
U.S. Treasury Note 2.500%, 08/15/23	$51,050	$51,353,135
2.750%, 11/15/23	95,025	97,393,213

TOTAL U.S. TREASURY OBLIGATIONS (Cost $142,551,707)		148,746,348

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 7.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	9,928,864	9,928,864
T. Rowe Price Reserve Investment Fund	219,113,606	219,113,606

TOTAL SHORT-TERM INVESTMENTS (Cost $229,042,470)		229,042,470

TOTAL INVESTMENTS — 100.3% (Cost $2,385,565,458)		$2,912,640,137

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Apache, $100.00, 01/17/15	(280)	(189,280)
Apache, $105.00, 01/17/15	(140)	(64,260)
Anadarko, $110.00, 01/17/15	(140)	(120,400)
Anadarko, $115.00, 01/17/15	(84)	(54,852)
Apache, $90.00, 01/17/15	(163)	(211,900)
Apache, $92.50, 1/17/15	(326)	(369,684)
Apache, $95.00, 01/17/15	(440)	(416,680)
Anadarko, $97.50, 01/17/15	(140)	(112,000)
Apple, $92.86, 01/17/15	(1,218)	(816,060)
Autozone, $570.00, 01/17/15	(6)	(8,760)
Autozone, $570.00, 09/20/14	(6)	(2,520)
Autozone, $600.00, 01/17/15	(6)	(4,380)
Autozone, $600.00, 09/20/14	(6)	(540)
Boeing, $135.00, 01/17/15	(203)	(11,571)
Boeing, $135.00, 01/17/15	(107)	(39,055)
Boeing, $140.00, 01/17/15	(107)	(25,573)
Boeing, $140.00, 08/16/14	(107)	(8,239)
Boeing, $145.00, 01/17/15	(204)	(31,008)
Boeing, $155.00, 01/17/15	(203)	(18,270)
Boeing, $77.00, 08/16/14	(107)	(3,210)
Crown Castle, $80.00, 01/17/15	(1,295)	(194,250)
CVS, $77.50, 08/16/14	(95)	(8,265)
CVS, $80.00, 01/18/15	(95)	(26,600)
CVS, $80.00, 01/18/15	(95)	(16,340)
CVS, $80.00, 08/16/14	(95)	(2,850)
Danaher Corp., $80.00, 01/17/15	(91)	(31,850)
Danaher Corp., $80.00, 09/20/14	(91)	(18,200)
Danaher Corp., $85.00, 01/17/15	(91)	(15,652)
Danaher Corp., $85.00, 09/20/14	(91)	(5,005)
Danaher Corp., $90.00, 01/17/15	(310)	(21,700)
Delphi, $67.50, 08/16/14	(53)	(13,780)
Delphi, $70.00, 01/17/15	(53)	(19,080)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
Delphi, $70.00, 08/16/14	(53)	$(7,420)
Delphi, $75.00, 01/17/15	(53)	(9,805)
Entergy, $70.00, 01/17/15	(626)	(776,240)
Google, $1250.00, 01/17/15	(87)	(317,550)
Google, $1260.00, 01/15/15	(58)	(193,720)
Google, $1280.00, 01/17/15	(6)	(16,680)
Google, $1280.00, 09/20/14	(6)	(5,100)
Google, $1300.00, 01/17/15	(58)	(136,880)
Google, $1330.00, 01/17/15	(6)	(10,440)
Google, $1330.00, 09/20/14	(6)	(2,040)
JPM, $60.00, 01/17/15	(115)	(17,480)
JPM, $60.00, 09/20/14	(115)	(6,785)
JPM, $65.00, 01/17/15	(924)	(36,960)
JPM, $65.00, 01/17/15	(115)	(4,600)
JPM, $65.00, 09/20/14	(115)	(1,150)
JPM, $67.50, 01/17/15	(924)	(16,632)
JPM, $70.00, 01/17/15	(924)	(11,088)
JPM, $70.00, 01/17/15	(1,854)	(22,248)
Lowe’s, $52.50, 01/17/15	(69)	(7,245)
Lowe’s, $52.50, 10/18/14	(69)	(3,105)
Lowe’s, $55.00, 01/17/15	(834)	(46,704)
Lowe’s, $55.00, 10/18/14	(69)	(1,242)
NXP Semiconductors, $60.00, 01/17/15	(180)	(181,800)
NXP Semiconductors, $60.00, 10/18/14	(180)	(147,600)
NXP Semiconductors, $65.00, 01/17/15	(180)	(128,880)
NXP Semiconductors, $65.00, 10/18/14	(180)	(94,860)
Orly, $155.00, 01/17/15	(23)	(14,030)
Orly, $155.00, 08/16/14	(23)	(5,980)
Orly, $165.00, 01/17/15	(23)	(6,900)
Orly, $165.00, 08/16/14	(23)	(1,334)
Pfiizer, $35.00, 01/17/15	(472)	(5,664)
Pfizer, $32.00, 01/17/15	(472)	(21,712)
Phillip Morris, $85.00, 01/17/15	(851)	(246,790)
Phillip Morris, $87.50, 01/17/15	(473)	(85,140)
Phillip Morris, $90.00, 01/17/15	(324)	(33,372)
Phillip Morris, $92.50, 01/17/15	(163)	(9,128)
Phillip Morris, $95.00, 01/17/15	(219)	(7,665)
Phillip Morris, $97.50, 01/17/15	(591)	(9,456)
PNC, $87.50, 01/17/15	(590)	(200,600)
PNC, $90.00, 01/17/15	(83)	(39,010)
PNC, $90.00, 08/16/14	(83)	(10,458)
PNC, $90.00, 08/16/14	(83)	(20,916)
PNC, $95.00, 01/17/15	(174)	(30,450)
Proctor & Gamble Co., $85.00, 01/17/15	(520)	(28,600)
Proctor & Gamble, Corp. $85.00, 01/17/15	(1,592)	(87,560)
Seagate, $57.50, 01/17/2015	(833)	(334,866)
State Street Corp., $70.00, 01/17/15	(104)	(25,480)
State Street Corp., $70.00, 08/16/14	(104)	(7,072)
State Street Corp., $72.50, 01/17/15	(104)	(16,640)
State Street Corp., $72.50, 08/16/14	(104)	(2,288)
TE Connectivity, $65.00, 07/19/14	(118)	(590)
TE Connectivity, $65.00, 10/18/14	(118)	(10,620)
Texas Instrument, $45.00, 01/17/15	(2,511)	(1,004,400)
Texas Instrument, $48.00, 10/18/14	(153)	(26,469)
Texas Instrument, $50.00, 01/17/15	(1,035)	(165,600)
Texas Instrument, $50.00, 01/17/15	(306)	(48,960)
Texas Instrument, $50.00, 01/18/14	(1,035)	(90,045)
Texas Instrument, $50.00, 10/18/14	(153)	(13,311)
Thermo Fisher Scientific, $135.00, 01/17/15	(55)	(9,075)

	Number of Contracts	Value†

Call Options — (continued)
Thermo Fisher Scientific, $135.00, 09/20/14	(55)	$(1,925)
Thermo Fisher Scientific, $140.00, 01/17/15	(55)	(6,600)
Thermo Fisher Scientific, $140.00, 09/20/14	(55)	(1,100)
TRW Automotive Holdings Corp., $90.00, 07/19/14	(42)	(4,620)
TRW Automotive Holdings Corp., $90.00, 10/18/14	(42)	(15,120)
TRW Automotive Holdings Corp., $95.00, 07/19/14	(42)	(420)
TRW Automotive Holdings Corp., $95.00, 10/18/14	(42)	(8,022)
United Technologies Corp., $120 .00, 01/17/15	(594)	(204,930)
United Technologies Corp., $125.00, 01/17/15	(594)	(100,980)
United Technologies Corp., $125.00, 01/17/15	(59)	(10,030)
United Technologies Corp., $125.00, 08/16/14	(59)	(708)
United Technologies Corp., $130.00, 01/17/15	(59)	(5,133)
United Technologies Corp., $130.00, 08/16/14	(59)	(59)
UnitedHealth Group, $82.50, 01/17/15	(177)	(72,570)
UnitedHealth Group, $82.50, 09/20/14	(177)	(41,418)
UnitedHealth Group, $85.00, 01/17/15	(483)	(147,315)
UnitedHealth Group, $85.00, 09/20/14	(177)	(22,302)
UnitedHealth Group, $90.00, 01/17/15	(543)	(86,337)
Dentsply, $50.00, 07/19/14	(94)	(1,410)
Dentsply, $50.00, 10/18/14	(94)	(7,520)

TOTAL WRITTEN OPTIONS (Premiums $(8,471,533))		(8,444,768)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2014 is $7,012,054.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2014. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Flexibly Managed Fund

Country Weightings as of 06/30/2014††
United States	92%
Netherlands	2
Bermuda	1
Cayman Islands	1
Germany	1
Luxembourg	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,777,751,597	$1,777,751,597	$—	$—
REAL ESTATE INVESTMENT TRUSTS	44,737,786	44,737,786	—	—
PREFERRED STOCKS	11,080,663	11,080,663	—	—
U.S. TREASURY OBLIGATIONS	148,746,348	—	148,746,348	—
AGENCY OBLIGATION	6,662,196	—	6,662,196	—
ASSET BACKED SECURITIES	16,121,377	—	16,121,377	—
CORPORATE BONDS	516,210,964	—	516,210,964	—
LOAN AGREEMENTS	162,286,736	—	162,286,736	—
SHORT-TERM INVESTMENTS	229,042,470	229,042,470	—	—

TOTAL INVESTMENTS	$2,912,640,137	$2,062,612,516	$850,055,662	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(8,444,768)	$(388,151)	$(8,056,617)	$—

Total Liabilities	$(8,444,768)	$(388,151)	$(8,056,617)	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $22,228,802)	3,142,690	$47,423,195

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $26,640,117)	2,395,111	31,615,464

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $271,443)	271,443	271,443

TOTAL INVESTMENTS — 100.0% (Cost $49,140,362)		$79,310,102

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

	ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$47,423,195	$47,423,195	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,615,464	31,615,464	—	—
SHORT-TERM INVESTMENTS	271,443	271,443	—	—

TOTAL INVESTMENTS	$79,310,102	$79,310,102	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 97.0%
Aerospace & Defense — 2.5%
The Boeing Co.	30,800	$3,918,684
United Technologies Corp.	24,000	2,770,800

		6,689,484

Airlines — 2.2%
American Airlines Group, Inc.*	83,000	3,565,680
Delta Air Lines, Inc.	28,400	1,099,648
United Continental Holdings, Inc.*	30,300	1,244,421

		5,909,749

Apparel — 1.3%
Hanesbrands, Inc.	13,300	1,309,252
NIKE, Inc., Class B	18,800	1,457,940
Under Armour, Inc., Class A*	12,700	755,523

		3,522,715

Auto Manufacturers — 0.6%
Tesla Motors, Inc.*	7,000	1,680,420

Auto Parts & Equipment — 0.7%
Delphi Automotive PLC	29,200	2,007,208

Banks — 1.1%
Morgan Stanley	49,400	1,597,102
State Street Corp.	21,000	1,412,460

		3,009,562

Beverages — 1.0%
PepsiCo, Inc.	29,300	2,617,662

Biotechnology — 8.5%
Alexion Pharmaceuticals, Inc.*	17,900	2,796,875
Biogen Idec, Inc.*	17,500	5,517,925
Celgene Corp.*	31,200	2,679,456
Gilead Sciences, Inc.*	97,100	8,050,561
Incyte Corp. Ltd.*	19,700	1,111,868
Regeneron Pharmaceuticals, Inc.*	3,500	988,645
Vertex Pharmaceuticals, Inc.*	19,300	1,827,324

		22,972,654

Building Materials — 0.3%
Martin Marietta Materials, Inc.	6,700	884,735

Chemicals — 2.9%
Ecolab, Inc.	26,000	2,894,840
FMC Corp.	1,900	135,261
Praxair, Inc.	13,200	1,753,488
The Sherwin-Williams Co.	15,600	3,227,796

		8,011,385

Commercial Services — 2.8%
MasterCard, Inc., Class A	77,200	5,671,884
Tyco International Ltd.	42,900	1,956,240

		7,628,124

Computers — 2.9%
Apple, Inc.	51,600	4,795,188
Cognizant Technology Solutions Corp., Class A*	28,400	1,389,044
Stratasys Ltd.*	13,700	1,556,731

		7,740,963

	Number of Shares	Value†

Cosmetics & Personal Care — 0.4%
The Estee Lauder Cos., Inc., Class A	14,900	$1,106,474

Distribution & Wholesale — 0.6%
Fastenal Co.	13,300	658,217
W.W. Grainger, Inc.	4,000	1,017,080

		1,675,297

Diversified Financial Services — 5.5%
American Express Co.	26,000	2,466,620
BlackRock, Inc.	4,400	1,406,240
IntercontinentalExchange Group, Inc.	5,700	1,076,730
Invesco Ltd.	31,900	1,204,225
TD Ameritrade Holding Corp.	46,300	1,451,505
Visa, Inc., Class A	34,100	7,185,211

		14,790,531

Food — 0.4%
Nestle S.A.	8,978	695,522
Whole Foods Market, Inc.	9,000	347,670

		1,043,192

Healthcare Products — 1.1%
IDEXX Laboratories, Inc.*	7,400	988,418
Intuitive Surgical, Inc.*	4,800	1,976,640

		2,965,058

Healthcare Services — 1.2%
Humana, Inc.	11,700	1,494,324
UnitedHealth Group, Inc.	22,900	1,872,075

		3,366,399

Home Builders — 0.8%
D.R. Horton, Inc.	43,700	1,074,146
Lennar Corp., Class A	24,900	1,045,302

		2,119,448

Internet — 20.3%
Amazon.com, Inc.*	36,300	11,789,514
Baidu, Inc. ADR*	19,400	3,624,114
Ctrip.com International Ltd. ADR*	32,800	2,100,512
Facebook, Inc., Class A*	55,800	3,754,782
Google, Inc., Class A*	14,200	8,302,314
Google, Inc., Class C*	14,700	8,456,616
LinkedIn Corp., Class A*	10,100	1,731,847
NAVER Corp.	1,609	1,327,846
Netflix, Inc.*	6,500	2,863,900
The priceline.com, Inc.*	7,400	8,902,200
The Tencent Holdings Ltd.	69,000	1,052,307
Vipshop Holdings Ltd. ADR*	5,900	1,107,666

		55,013,618

Leisure Time — 0.4%
Harley-Davidson, Inc.	14,600	1,019,810

Lodging — 3.9%
Las Vegas Sands Corp.	43,200	3,292,704
MGM Resorts International*	83,300	2,199,120
Starwood Hotels & Resorts Worldwide, Inc.	16,100	1,301,202
Wynn Macau Ltd.	335,200	1,314,781
Wynn Resorts Ltd.	11,700	2,428,452

		10,536,259

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.8%
Flowserve Corp.	7,800	$579,930
Roper Industries, Inc.	18,100	2,642,781
Wabtec Corp.	19,800	1,635,282

		4,857,993

Media — 1.8%
Charter Communications, Inc., Class A*	3,600	570,168
The Walt Disney Co.	24,500	2,100,630
Twenty-First Century Fox, Inc., Class A	63,400	2,228,510

		4,899,308

Metal Fabricate/Hardware — 2.1%
Precision Castparts Corp.	22,200	5,603,280

Miscellaneous Manufacturing — 2.0%
Danaher Corp.	68,100	5,361,513

Oil & Gas — 3.7%
Concho Resources, Inc.*	10,700	1,546,150
Continental Resources, Inc.*	5,900	932,436
EQT Corp.	15,800	1,689,020
Pioneer Natural Resources Co.	15,700	3,608,017
Range Resources Corp.	26,097	2,269,134

		10,044,757

Pharmaceuticals — 4.4%
Allergan, Inc.	14,100	2,386,002
McKesson Corp.	29,900	5,567,679
Pharmacyclics, Inc.*	9,000	807,390
Valeant Pharmaceuticals International, Inc.*	25,000	3,153,000

		11,914,071

Retail — 9.6%
AutoZone, Inc.*	5,500	2,949,320
CarMax, Inc.*	44,000	2,288,440
Chipotle Mexican Grill, Inc.*	4,100	2,429,291
Costco Wholesale Corp.	13,500	1,554,660
CVS Caremark Corp.	36,000	2,713,320
Dollar Tree, Inc.*	12,200	664,412
Lowe’s Cos., Inc.	67,500	3,239,325
Ross Stores, Inc.	20,100	1,329,213
Starbucks Corp.	50,900	3,938,642
The Home Depot, Inc.	34,000	2,752,640
Tractor Supply Co.	34,000	2,053,600

		25,912,863

Semiconductors — 1.0%
ASML Holding N.V.	21,400	1,995,978
QUALCOMM, Inc.	8,300	657,360

		2,653,338

Software — 4.3%
Akamai Technologies, Inc.*	16,200	989,172
Fiserv, Inc.*	17,800	1,073,696
NetSuite, Inc.*	11,700	1,016,496
Red Hat, Inc.*	27,800	1,536,506
Salesforce.com, Inc.*	60,100	3,490,608
ServiceNow, Inc.*	20,600	1,276,376

	Number of Shares	Value†

Software — (continued)
VMware, Inc., Class A*	14,300	$1,384,383
Workday, Inc., Class A*	10,200	916,572

		11,683,809

Telecommunications — 3.0%
Crown Castle International Corp.*	73,800	5,480,388
SoftBank Corp.	35,300	2,628,379

		8,108,767

Transportation — 1.9%
FedEx Corp.	10,600	1,604,628
J.B. Hunt Transport Services, Inc.	9,400	693,532
Kansas City Southern	21,800	2,343,718
Union Pacific Corp.	4,700	468,825

		5,110,703

TOTAL COMMON STOCKS (Cost $172,986,378)		262,461,149

PREFERRED STOCKS — 0.2%
Internet — 0.0%
Livingsocial, Series F, CONV*^~	15,066	6,930

Lodging — 0.2%
Airbnb, Inc. Series D*^~	3,333	407,090

TOTAL PREFERRED STOCKS (Cost $522,947)		414,020

REAL ESTATE INVESTMENT TRUSTS — 1.9%
Diversified — 1.9%
American Tower Corp. (Cost $2,624,297)	57,400	5,164,852

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	2,401,449	2,401,449
T. Rowe Price Reserve Investment Fund	1,008	1,008

TOTAL SHORT-TERM INVESTMENTS (Cost $2,402,457)		2,402,457

TOTAL INVESTMENTS — 100.0% (Cost $178,536,079)		$270,442,478

^	Illiquid security. The total market value of illiquid securities at June 30, 2014 is $414,020.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2014 is $414,020.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Growth Stock Fund

Country Weightings as of 06/30/2014††
United States	92%
China	2
Bermuda	1
Canada	1
Japan	1
Netherlands	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$262,461,149	$262,461,149	$—	$—
REAL ESTATE INVESTMENT TRUSTS
Diversified	5,164,852	5,164,852	—	—
PREFERRED STOCKS	414,020	—	—	414,020
SHORT-TERM INVESTMENTS	2,402,457	2,402,457	—	—

TOTAL INVESTMENTS	$270,442,478	$270,028,458	$—	$414,020

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2013	$9,491
Purchases	407,090
Change in Appreciation/(Depreciation)	(2,561)

Balance as of 6/30/2014	$414,020

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.7%
Advertising — 0.6%
Omnicom Group, Inc.	4,582	$326,330

Aerospace & Defense — 2.9%
United Technologies Corp.	14,114	1 ,629,461

Apparel — 4.6%
LVMH Moet Hennessy Louis Vuitton S.A.	7,057	1,360,572
NIKE, Inc., Class B	7,426	575,886
VF Corp.	9,886	622,818

		2,559,276

Auto Parts & Equipment — 1.0%
Johnson Controls, Inc.	10,879	543,188

Beverages — 2.5%
PepsiCo, Inc.	4,988	445,628
Pernod Ricard S.A.	7,757	931,520

		1,377,148

Chemicals — 4.3%
Monsanto Co.	6,996	872,681
Praxair, Inc.	7,259	964,286
The Sherwin-Williams Co.	2,797	578,727

		2,415,694

Commercial Services — 2.4%
Equifax, Inc.	5,462	396,214
Experian PLC	18,840	318,557
MasterCard, Inc., Class A	8,903	654,103

		1,368,874

Computers — 8.7%
Accenture PLC, Class A	27,498	2,222,938
Apple, Inc.	4,788	444,949
Cognizant Technology Solutions Corp., Class A*	8,566	418,963
EMC Corp.	49,088	1,292,978
International Business Machines Corp.	2,695	488,523

		4,868,351

Cosmetics & Personal Care — 5.5%
Colgate-Palmolive Co.	26,748	1,823,679
The Procter & Gamble Co.	15,924	1,251,467

		3,075,146

Distribution & Wholesale — 1.6%
W.W. Grainger, Inc.	3,638	925,034

Diversified Financial Services — 7.4%
CME Group, Inc.	9,578	679,559
Franklin Resources, Inc.	21,958	1,270,051
The Charles Schwab Corp.	9,715	261,625
Visa, Inc., Class A	9,070	1,911,139

		4,122,374

Electronics — 5.4%
Amphenol Corp., Class A	4,359	419,946
Mettler-Toledo International, Inc.*	3,572	904,359

	Number of Shares	Value†

Electronics — (continued)
Thermo Fisher Scientific, Inc.	10,377	$1,224,486
Waters Corp.*	4,804	501,730

		3,050,521

Food — 2.0%
Danone S.A.	14,815	1,100,323

Healthcare Products — 3.1%
DENTSPLY International, Inc.	24,262	1,148,806
Patterson Cos., Inc.	6,013	237,574
St. Jude Medical, Inc.	4,742	328,383

		1,714,763

Household Products & Wares — 0.6%
Church & Dwight Co., Inc.	4,989	348,981

Internet — 5.6%
eBay, Inc.*	7,528	376,851
Google, Inc., Class A*	4,716	2,757,304

		3,134,155

Media — 8.5%
Discovery Communications, Inc., Class A*	9,238	686,199
The Walt Disney Co.	17,068	1,463,410
Time Warner, Inc.	18,694	1,313,253
Twenty-First Century Fox, Inc., Class A	25,485	895,798
Viacom, Inc., Class B	4,497	390,025

		4,748,685

Metal Fabricate/Hardware — 1.0%
Precision Castparts Corp.	2,278	574,967

Mining — 0.4%
Rio Tinto PLC	4,540	241,522

Miscellaneous Manufacturing — 3.2%
Danaher Corp.	23,086	1,817,561

Oil & Gas — 0.9%
Occidental Petroleum Corp.	4,707	483,079

Oil & Gas Services — 2.9%
Schlumberger Ltd.	13,681	1,613,674

Pharmaceuticals — 9.2%
Abbott Laboratories	18,249	746,384
Allergan, Inc.	1,669	282,428
Express Scripts Holding Co.*	16,367	1,134,724
Johnson & Johnson	7,171	750,230
Mead Johnson Nutrition Co.	10,632	990,584
Zoetis, Inc.	37,809	1,220,096

		5,124,446

Retail — 5.0%
AutoZone, Inc.*	225	120,654
CVS Caremark Corp.	17,494	1,318,523
Inditex S.A.	2,552	392,777
McDonald’s Corp.	9,465	953,504

		2,785,458

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 5.0%
Microchip Technology, Inc.	15,225	$743,132
Sensata Technologies Holding N.V.*	26,635	1,245,985
Taiwan Semiconductor Manufacturing Co. Ltd.ADR	38,163	816,307

		2,805,424

Software — 3.2%
MSCI, Inc.*	4,403	201,878
Oracle Corp.	38,870	1,575,401

		1,777,279

Transportation — 1.2%
Expeditors International of Washington, Inc.	14,747	651,227

TOTAL COMMON STOCKS (Cost $46,872,032)		55,182,941

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $748,354)	748,354	748,354

TOTAL INVESTMENTS — 100.0% (Cost $47,620,386)		$55,931,295

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2014 ††
United States	82%
France	9
Ireland	5
Netherlands	2
Spain	1
Taiwan	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$55,182,941	$55,182,941	$—	$—
SHORT-TERM INVESTMENTS	748,354	748,354	—	—

TOTAL INVESTMENTS	$55,931,295	$55,931,295	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 1.3%
B/E Aerospace, Inc.*	17,550	$1,623,200

Airlines — 2.1%
American Airlines Group, Inc.*	30,430	1,307,273
Delta Air Lines, Inc.	35,000	1,355,200

		2,662,473

Apparel — 3.3%
NIKE, Inc., Class B	32,810	2,544,415
Under Armour, Inc., Class A*	27,800	1,653,822

		4,198,237

Auto Parts & Equipment — 1.6%
Delphi Automotive PLC	28,470	1,957,028

Banks — 1.6%
First Republic Bank	36,250	1,993,387

Beverages — 3.8%
Brown-Forman Corp., Class B	12,240	1,152,641
Constellation Brands, Inc., Class A*	40,350	3,556,045

		4,708,686

Biotechnology — 8.2%
Alexion Pharmaceuticals, Inc.*	10,130	1,582,812
Biogen Idec, Inc.*	7,960	2,509,868
Celgene Corp.*	30,160	2,590,141
Gilead Sciences, Inc.*	24,547	2,035,192
Regeneron Pharmaceuticals, Inc.*	5,360	1,514,039

		10,232,052

Chemicals — 2.1%
Monsanto Co.	21,450	2,675,673

Commercial Services — 6.2%
Mastercard, Inc., Class A	39,440	2,897,657
McGraw Hill Financial, Inc.	19,970	1,658,109
United Rentals, Inc.*	16,620	1,740,613
Vantiv, Inc., Class A*	46,010	1,546,856

		7,843,235

Computers — 4.2%
Apple, Inc.	57,035	5,300,263

Diversified Financial Services — 8.4%
Affiliated Managers Group, Inc.*	10,077	2,069,816
American Express Co.	31,660	3,003,584
IntercontinentalExchange Group, Inc.	11,620	2,195,018
Visa, Inc., Class A	15,330	3,230,184

		10,498,602

Diversified Operations — 1.1%
Eaton Corp. PLC	17,430	1,345,247

Electronics — 1.0%
TE Connectivity Ltd.	20,940	1,294,930

Insurance — 1.7%
Aon PLC	23,760	2,140,538

	Number of Shares	Value†

Internet — 14.6%
Amazon.com, Inc.*	9,584	$3,112,692
Facebook, Inc., Class A*	60,320	4,058,933
Google, Inc., Class A*	5,970	3,490,480
Google, Inc., Class C*	5,180	2,979,950
Netflix, Inc.*	5,240	2,308,744
The priceline.com, Inc.*	1,950	2,345,850

		18,296,649

Lodging — 1.6%
Las Vegas Sands Corp.	27,140	2,068,611

Machinery — Diversified — 1.8%
Cummins, Inc.	14,245	2,197,861

Media — 7.6%
CBS Corp., Class B	29,255	1,817,906
Liberty Global PLC, Class A*	7,497	331,517
Liberty Global PLC, Series C*	72,529	3,068,702
Time Warner, Inc.	26,270	1,845,468
Twenty-First Century Fox, Inc., Class A	68,650	2,413,047

		9,476,640

Metal Fabricate/Hardware — 1.6%
Precision Castparts Corp.	8,159	2,059,332

Oil & Gas — 4.7%
Antero Resources Corp.*	21,998	1,443,729
Marathon Petroleum Corp.	11,524	899,679
Pioneer Natural Resources Co.	10,130	2,327,975
Southwestern Energy Co.*	26,340	1,198,206

		5,869,589

Oil & Gas Services — 2.3%
Halliburton Co.	40,260	2,858,863

Pharmaceuticals — 5.1%
AbbVie, Inc.	49,580	2,798,295
Bristol-Myers Squibb Co.	37,970	1,841,925
McKesson Corp.	9,410	1,752,236

		6,392,456

Retail — 2.8%
Chipotle Mexican Grill, Inc.*	3,010	1,783,455
Starbucks Corp.	21,950	1,698,491

		3,481,946

Semiconductors — 1.8%
ARM Holdings PLC ADR	15,860	717,506
Micron Technology, Inc.*	46,020	1,516,359

		2,233,865

Software — 4.3%
Adobe Systems, Inc.*	22,680	1,641,125
Cerner Corp.*	27,680	1,427,734
Salesforce.com, Inc.*	25,650	1,489,752
ServiceNow, Inc.*	13,770	853,189

		5,411,800

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 1.8%
SBA Communications Corp., Class A*	22,250	$2,276,175

Transportation — 1.5%
Canadian Pacific Railway Ltd.	10,740	1,945,444

TOTAL COMMON STOCKS (Cost $86,975,341)		123,042,782

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,419,865)	2,419,865	2,419,865

TOTAL INVESTMENTS — 100.0% (Cost $89,395,206)		$125,462,647

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Country Weightings as of 06/30/2014††
United States	92%
United Kingdom	4
Canada	2
Ireland	1
Switzerland	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$123,042,782	$123,042,782	$—	$—
SHORT-TERM INVESTMENTS	2,419,865	2,419,865	—	—

TOTAL INVESTMENTS	$125,462,647	$125,462,647	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 96.7%
Advertising — 1.4%
Omnicom Group, Inc.	43,833	$3,121,786

Aerospace & Defense — 1.4%
Northrop Grumman Corp.	26,264	3,141,962

Agriculture — 1.2%
Philip Morris International, Inc.	33,750	2,845,463

Auto Manufacturers — 1.3%
General Motors Co.	80,991	2,939,973

Banks — 12.7%
Bank of America Corp.	256,446	3,941,575
Citigroup, Inc.	83,293	3,923,100
Fifth Third Bancorp	143,145	3,056,146
JPMorgan Chase & Co.	99,022	5,705,648
State Street Corp.	55,870	3,757,816
The PNC Financial Services Group, Inc.	40,952	3,646,775
Wells Fargo & Co.	92,787	4,876,885

		28,907,945

Beverages — 1.3%
PepsiCo, Inc.	32,214	2,877,999

Building Materials — 1.2%
Vulcan Materials Co.	42,002	2,677,628

Chemicals — 1.3%
E.I. du Pont de Nemours & Co.	46,736	3,058,404

Coal — 0.5%
CONSOL Energy, Inc.	23,772	1,095,176

Computers — 2.4%
Apple, Inc.	27,484	2,554,088
EMC Corp.	113,068	2,978,211

		5,532,299

Diversified Financial Services — 4.2%
Ameriprise Financial, Inc.	30,656	3,678,720
Discover Financial Services	55,822	3,459,848
Legg Mason, Inc.	47,387	2,431,427

		9,569,995

Diversified Operations — 1.5%
Eaton Corp. PLC	43,345	3,345,367

Electric — 3.3%
Calpine Corp.*	102,178	2,432,858
NextEra Energy, Inc.	27,173	2,784,689
Northeast Utilities	48,311	2,283,661

		7,501,208

Electronics — 1.2%
Honeywell International, Inc.	29,323	2,725,573

Food — 1.3%
Mondelez International, Inc., Class A	77,543	2,916,392

Healthcare Products — 1.7%
Covidien PLC	42,890	3,867,820

	Number of Shares	Value†

Healthcare Services — 2.8%
HCA Holdings, Inc.*	44,701	$2,520,242
UnitedHealth Group, Inc.	48,190	3,939,533

		6,459,775

Insurance — 5.7%
American International Group, Inc.	65,871	3,595,239
MetLife, Inc.	64,824	3,601,622
The Travelers Cos., Inc.	30,287	2,849,098
Unum Group	85,013	2,955,052

		13,001,011

Internet — 3.7%
AOL, Inc.*	57,823	2,300,777
Liberty Interactive Corp., Class A*	97,811	2,871,731
Symantec Corp.	145,925	3,341,683

		8,514,191

Machinery — Construction & Mining — 0.9%
Terex Corp.	51,862	2,131,528

Machinery — Diversified — 0.9%
Deere & Co.	22,590	2,045,525

Media — 4.8%
Comcast Corp., Class A	63,363	3,401,326
DIRECTV*	27,467	2,334,969
Liberty Global PLC, Class A*	48,868	2,160,943
Viacom, Inc., Class B	34,027	2,951,162

		10,848,400

Miscellaneous Manufacturing — 2.6%
Illinois Tool Works, Inc.	41,320	3,617,979
Ingersoll-Rand PLC	36,442	2,277,990

		5,895,969

Oil & Gas — 8.6%
Chevron Corp.	39,615	5,171,738
Exxon Mobil Corp.	26,240	2,641,843
Hess Corp.	33,492	3,312,024
Marathon Oil Corp.	100,005	3,992,200
Noble Energy, Inc.	37,460	2,901,652
Valero Energy Corp.	30,755	1,540,825

		19,560,282

Oil & Gas Services — 2.9%
National Oilwell Varco, Inc.	42,479	3,498,145
Schlumberger Ltd.	26,185	3,088,521

		6,586,666

Packaging and Containers — 1.4%
Sealed Air Corp.	92,972	3,176,853

Pharmaceuticals — 10.4%
Bristol-Myers Squibb Co.	59,688	2,895,465
Eli Lilly & Co.	63,237	3,931,444
Forest Laboratories, Inc.*	21,915	2,169,585
Merck & Co., Inc.	69,788	4,037,236
Pfizer, Inc.	156,529	4,645,781

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Sanofi ADR	68,115	$3,621,674
Teva Pharmaceutical Industries Ltd. ADR	43,317	2,270,677

		23,571,862

Retail — 5.1%
AutoNation, Inc.*	31,568	1,883,978
CVS Caremark Corp.	41,423	3,122,052
Family Dollar Stores, Inc.	51,949	3,435,907
Lowe’s Cos., Inc.	65,062	3,122,325

		11,564,262

Software — 1.7%
Microsoft Corp.	93,723	3,908,249

Telecommunications — 5.8%
Cisco Systems, Inc.	106,640	2,650,004
Knowles Corp.*	66,677	2,049,651
Motorola Solutions, Inc.	44,659	2,972,950
Verizon Communications, Inc.	61,940	3,030,724
Vodafone Group PLC- ADR	73,837	2,465,417

		13,168,746

Transportation — 1.5%
Norfolk Southern Corp.	33,444	3,445,735

TOTAL COMMON STOCKS (Cost $180,841,033)		220,004,044

REAL ESTATE INVESTMENT TRUSTS — 1.4%
Diversified — 1.4%
Weyerhaeuser Co. (Cost $2,787,678)	93,188	3,083,591

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,362,024)	4,362,024	4,362,024

TOTAL INVESTMENTS — 100.0% (Cost $187,990,735)		$227,449,659

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2014††
United States	91%
Ireland	4
France	3
Israel	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$220,004,044	$220,004,044	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,083,591	3,083,591	—	—
SHORT-TERM INVESTMENTS	4,362,024	4,362,024	—	—

TOTAL INVESTMENTS	$227,449,659	$227,449,659	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.6%
Aerospace & Defense — 2.8%
The Boeing Co.	25,397	$3,231,260
United Technologies Corp.	19,299	2,228,070

		5,459,330

Agriculture — 1.3%
Reynolds American, Inc.	40,274	2,430,536

Auto Manufacturers — 0.8%
Volkswagen AG ADR	30,770	1,613,887

Banks — 14.0%
Bank of America Corp.	315,903	4,855,429
Citigroup, Inc.	111,523	5,252,734
JPMorgan Chase & Co.	92,468	5,328,006
Morgan Stanley	113,244	3,661,179
Regions Financial Corp.	256,884	2,728,108
SunTrust Banks, Inc.	61,269	2,454,436
The PNC Financial Services Group, Inc.	34,566	3,078,102

		27,357,994

Biotechnology — 0.7%
Gilead Sciences, Inc.*	17,052	1,413,781

Chemicals — 1.4%
LyondellBasell Industries N.V., Class A	28,429	2,776,092

Computers — 1.0%
Apple, Inc.	21,507	1,998,646

Diversified Financial Services — 6.0%
Affiliated Managers Group, Inc.*	12,911	2,651,919
American Express Co.	20,547	1,949,294
Discover Financial Services	62,418	3,868,668
Invesco Ltd.	84,364	3,184,741

		11,654,622

Diversified Operations — 0.9%
Eaton Corp. PLC	22,723	1,753,761

Electric — 2.1%
NextEra Energy, Inc.	40,266	4,126,460

Electrical Components & Equipment — 0.9%
Emerson Electric Co.	27,717	1,839,300

Electronics — 2.7%
Honeywell International, Inc.	19,272	1,791,332
Thermo Fisher Scientific, Inc.	28,900	3,410,200

		5,201,532

Food — 1.0%
Nestle SA ADR	24,079	1,870,216

Gas — 2.1%
Sempra Energy	39,875	4,175,311

Healthcare Products — 1.9%
Covidien PLC	18,621	1,679,242
Stryker Corp.	24,344	2,052,686

		3,731,928

	Number of Shares	Value†

Insurance — 4.1%
ACE Ltd.	20,866	$2,163,804
MetLife, Inc.	67,190	3,733,076
The Allstate Corp.	36,044	2,116,504

		8,013,384

Internet — 0.9%
Google, Inc., Class C*	3,128	1,799,476

Machinery — Construction & Mining — 1.6%
Caterpillar, Inc.	29,351	3,189,573

Media — 3.4%
Comcast Corp., Class A	46,804	2,512,439
The Walt Disney Co.	48,398	4,149,644

		6,662,083

Oil & Gas — 16.5%
Anadarko Petroleum Corp.	28,098	3,075,888
Chevron Corp.	43,674	5,701,641
ConocoPhillips	65,134	5,583,938
Devon Energy Corp.	37,961	3,014,103
Exxon Mobil Corp.	41,333	4,161,407
Marathon Oil Corp.	67,674	2,701,546
Occidental Petroleum Corp.	55,899	5,736,914
Phillips 66	28,161	2,264,989

		32,240,426

Pharmaceuticals — 9.2%
Merck & Co., Inc.	84,704	4,900,127
Pfizer, Inc.	150,124	4,455,680
Roche Holding Ltd. AG ADR	95,818	3,574,011
Sanofi ADR	47,271	2,513,399
Shire PLC ADR	10,361	2,439,912

		17,883,129

Retail — 5.1%
CVS Caremark Corp.	61,180	4,611,136
Dollar General Corp.*	18,097	1,038,044
The Home Depot, Inc.	23,521	1,904,260
The TJX Cos., Inc.	46,164	2,453,617

		10,007,057

Semiconductors — 2.7%
Intel Corp.	73,033	2,256,720
QUALCOMM, Inc.	36,763	2,911,629

		5,168,349

Software — 1.5%
Microsoft Corp.	69,771	2,909,451

Telecommunications — 4.8%
Corning, Inc.	144,647	3,175,002
Telefonaktiebolaget LM Ericsson ADR	230,435	2,783,655
Verizon Communications, Inc.	68,743	3,363,595

		9,322,252

Textiles — 0.9%
Mohawk Industries, Inc.*	12,792	1,769,645

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — 2.3%
C.H. Robinson Worldwide, Inc.	46,703	$2,979,184
Union Pacific Corp.	14,204	1,416,849

		4,396,033

TOTAL COMMON STOCKS (Cost $131,094,005)		180,764,254

REAL ESTATE INVESTMENT TRUSTS — 2.5%
Regional Malls — 1.4%
Simon Property Group, Inc.	16,381	2,723,833

Storage & Warehousing — 1.1%
Public Storage	12,461	2,135,192

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,226,734)		4,859,025

SHORT-TERM INVESTMENTS — 4.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $9,471,674)	9,471,674	9,471,674

TOTAL INVESTMENTS — 100.0% (Cost $144,792,413)		$195,094,953

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2014††
United States	88%
Switzerland	4
Ireland	2
Sweden	2
France	1
Netherlands	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$180,764,254	$180,764,254	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,859,025	4,859,025	—	—
SHORT-TERM INVESTMENTS	9,471,674	9,471,674	—	—

TOTAL INVESTMENTS	$195,094,953	$195,094,953	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Advertising — 0.1%
Omnicom Group, Inc.	6,067	$432,092
The Interpublic Group of Cos., Inc.	10,134	197,714

		629,806

Aerospace & Defense — 1.9%
General Dynamics Corp.	7,897	920,395
L-3 Communications Holdings, Inc.	2,100	253,575
Lockheed Martin Corp.	6,337	1,018,546
Northrop Grumman Corp.	5,092	609,156
Raytheon Co.	7,476	689,661
Rockwell Collins, Inc.	3,245	253,564
The Boeing Co.	16,021	2,038,352
United Technologies Corp.	20,142	2,325,394

		8,108,643

Agriculture — 1.6%
Altria Group, Inc.	47,278	1,982,839
Archer-Daniels-Midland Co.	15,999	705,716
Lorillard, Inc.	8,509	518,794
Philip Morris International, Inc.	37,488	3,160,613
Reynolds American, Inc.	7,602	458,781

		6,826,743

Airlines — 0.3%
Delta Air Lines, Inc.	20,400	789,888
Southwest Airlines Co.	16,417	440,961

		1,230,849

Apparel — 0.7%
Coach, Inc.	6,977	238,544
Michael Kors Holdings Ltd.	4,300	381,195
NIKE, Inc., Class B	17,546	1,360,692
Ralph Lauren Corp.	1,428	229,465
Under Armour, Inc., Class A*	3,900	232,011
VF Corp.	8,432	531,216

		2,973,123

Auto Manufacturers — 0.8%
Ford Motor Co.	94,067	1,621,715
General Motors Co.	31,400	1,139,820
PACCAR, Inc.	8,544	536,820

		3,298,355

Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	5,400	352,026
Delphi Automotive PLC	6,600	453,684
Johnson Controls, Inc.	15,711	784,450
The Goodyear Tire & Rubber Co.	5,606	155,735

		1,745,895

Banks — 7.2%
Bank of America Corp.	250,835	3,855,334
BB&T Corp.	17,099	674,214
Capital One Financial Corp.	13,841	1,143,267
Citigroup, Inc.	72,581	3,418,565
Comerica, Inc.	4,344	217,895
Fifth Third Bancorp	20,946	447,197

	Number of Shares	Value†

Banks — (continued)
Huntington Bancshares, Inc.	19,965	$190,466
JPMorgan Chase & Co.	90,664	5,224,060
KeyCorp	21,599	309,514
M&T Bank Corp.	3,108	385,547
Morgan Stanley	32,963	1,065,694
Northern Trust Corp.	5,247	336,910
Regions Financial Corp.	32,894	349,334
State Street Corp.	10,447	702,665
SunTrust Banks, Inc.	12,888	516,293
The Bank of New York Mellon Corp.	27,280	1,022,454
The Goldman Sachs Group, Inc.	9,943	1,664,856
The PNC Financial Services Group, Inc.	12,883	1,147,231
U.S. Bancorp	43,156	1,869,518
Wells Fargo & Co.	114,837	6,035,833
Zions Bancorporation	4,804	141,574

		30,718,421

Beverages — 2.2%
Brown-Forman Corp., Class B	3,793	357,187
Coca-Cola Enterprises, Inc.	5,928	283,240
Constellation Brands, Inc., Class A*	3,923	345,734
Dr. Pepper Snapple Group, Inc.	5,000	292,900
Keurig Green Mountain, Inc.	3,100	386,291
Molson Coors Brewing Co., Class B	3,938	292,042
Monster Beverage Corp.*	3,100	220,193
PepsiCo, Inc.	36,361	3,248,492
The Coca-Cola Co.	90,170	3,819,601

		9,245,680

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	4,700	734,375
Amgen, Inc.	18,145	2,147,824
Biogen Idec, Inc.*	5,633	1,776,141
Celgene Corp.*	19,056	1,636,529
Gilead Sciences, Inc.*	36,898	3,059,213
Regeneron Pharmaceuticals, Inc.*	1,900	536,693
Vertex Pharmaceuticals, Inc.*	5,500	520,740

		10,411,515

Building Materials — 0.1%
Masco Corp.	9,077	201,509
Vulcan Materials Co.	3,041	193,864

		395,373

Chemicals — 2.5%
Air Products & Chemicals, Inc.	5,021	645,801
Airgas, Inc.	1,600	174,256
CF Industries Holdings, Inc.	1,200	288,636
E.I. du Pont de Nemours & Co.	22,123	1,447,729
Eastman Chemical Co.	3,682	321,623
Ecolab, Inc.	6,533	727,384
FMC Corp.	3,100	220,689
International Flavors & Fragrances, Inc.	1,875	195,525
LyondellBasell Industries N.V., Class A	9,900	966,735
Monsanto Co.	12,637	1,576,339
PPG Industries, Inc.	3,310	695,597

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Praxair, Inc.	7,126	$946,618
Sigma-Aldrich Corp.	2,722	276,229
The Dow Chemical Co.	29,079	1,496,405
The Mosaic Co.	7,600	375,820
The Sherwin-Williams Co.	2,034	420,855

		10,776,241

Coal — 0.1%
CONSOL Energy, Inc.	5,776	266,100
Peabody Energy Corp.	6,212	101,566

		367,666

Commercial Services — 1.6%
Allegion PLC	2,266	128,437
Alliance Data Systems Corp.*	1,200	337,500
Automatic Data Processing, Inc.	11,443	907,201
Cintas Corp.	2,455	155,991
Equifax, Inc.	3,034	220,086
H&R Block, Inc.	6,666	223,444
Iron Mountain, Inc.	4,381	155,306
MasterCard, Inc., Class A	23,900	1,755,933
McGraw Hill Financial, Inc.	6,486	538,533
Moody’s Corp.	4,473	392,103
Paychex, Inc.	7,775	323,129
Pentair PLC	4,519	325,910
Quanta Services, Inc.*	4,900	169,442
Robert Half International, Inc.	3,207	153,102
The ADT Corp.	4,134	144,442
The Western Union Co.	13,778	238,911
Total System Services, Inc.	4,377	137,482
Tyco International Ltd.	10,800	492,480

		6,799,432

Computers — 5.7%
Accenture PLC, Class A	15,000	1,212,600
Apple, Inc.	144,082	13,389,540
Cognizant Technology Solutions Corp., Class A*	14,504	709,391
Computer Sciences Corp.	3,357	212,162
EMC Corp.	48,248	1,270,852
Hewlett-Packard Co.	44,683	1,504,923
International Business Machines Corp.	22,658	4,107,216
NetApp, Inc.	8,121	296,579
SanDisk Corp.	5,397	563,609
Seagate Technology PLC	7,700	437,514
Teradata Corp.*	3,516	141,343
Western Digital Corp.	4,900	452,270

		24,297,999

Cosmetics & Personal Care — 1.7%
Avon Products, Inc.	10,950	159,980
Colgate-Palmolive Co.	20,670	1,409,281
The Estee Lauder Cos., Inc., Class A	6,074	451,055
The Procter & Gamble Co.	64,594	5,076,442

		7,096,758

	Number of Shares	Value†

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	$331,583
Fossil Group, Inc.*	1,200	125,424
Genuine Parts Co.	3,805	334,079
W.W. Grainger, Inc.	1,472	374,285

		1,165,371

Diversified Financial Services — 2.6%
Affiliated Managers Group, Inc.*	1,300	267,020
American Express Co.	21,780	2,066,269
Ameriprise Financial, Inc.	4,446	533,520
BlackRock, Inc.	2,999	958,480
CME Group, Inc.	7,560	536,382
Discover Financial Services	11,378	705,209
E*TRADE Financial Corp.*	6,481	137,786
Franklin Resources, Inc.	9,556	552,719
IntercontinentalExchange Group, Inc.	2,770	523,253
Invesco Ltd.	10,367	391,354
Legg Mason, Inc.	2,261	116,012
Navient Corp.	10,434	184,786
T. Rowe Price Group, Inc.	6,281	530,179
The Charles Schwab Corp.	27,669	745,126
The NASDAQ OMX Group, Inc.	3,100	119,722
Visa, Inc., Class A	11,964	2,520,935

		10,888,752

Diversified Operations — 0.3%
Eaton Corp. PLC	11,306	872,597
Leucadia National Corp.	7,260	190,357

		1,062,954

Electric — 2.8%
AES Corp.	14,444	224,604
Ameren Corp.	5,798	237,022
American Electric Power Co., Inc.	11,757	655,688
CMS Energy Corp.	6,707	208,923
Consolidated Edison, Inc.	7,234	417,691
Dominion Resources, Inc.	13,909	994,772
DTE Energy Co.	4,092	318,644
Duke Energy Corp.	16,859	1,250,769
Edison International	7,674	445,936
Entergy Corp.	4,447	365,054
Exelon Corp.	20,310	740,909
FirstEnergy Corp.	9,956	345,672
Integrys Energy Group, Inc.	1,995	141,905
NextEra Energy, Inc.	10,285	1,054,007
Northeast Utilities	7,517	355,329
NRG Energy, Inc.	7,800	290,160
Pepco Holdings, Inc.	5,540	152,239
PG&E Corp.	10,650	511,413
Pinnacle West Capital Corp.	2,569	148,591
PPL Corp.	15,098	536,432
Public Service Enterprise Group, Inc.	12,349	503,716
SCANA Corp.	3,400	182,954
TECO Energy, Inc.	4,523	83,585
The Southern Co.	21,111	958,017
Wisconsin Energy Corp.	5,200	243,984
Xcel Energy, Inc.	11,630	374,835

		11,742,851

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	5,800	$303,224
Emerson Electric Co.	16,876	1,119,891

		1,423,115

Electronics — 1.2%
Agilent Technologies, Inc.	7,845	450,617
Amphenol Corp., Class A	3,700	356,458
FLIR Systems, Inc.	3,600	125,028
Garmin Ltd.	3,200	194,880
Honeywell International, Inc.	18,708	1,738,909
Jabil Circuit, Inc.	4,292	89,703
PerkinElmer, Inc.	3,016	141,269
TE Connectivity Ltd.	10,000	618,400
Thermo Fisher Scientific, Inc.	9,482	1,118,876
Waters Corp.*	2,158	225,381

		5,059,521

Engineering & Construction — 0.1%
Fluor Corp.	3,870	297,603
Jacobs Engineering Group, Inc.*	2,983	158,934

		456,537

Environmental Control — 0.2%
Republic Services, Inc.	6,314	239,743
Stericycle, Inc.*	2,000	236,840
Waste Management, Inc.	10,500	469,665

		946,248

Food — 1.6%
Campbell Soup Co.	4,516	206,878
ConAgra Foods, Inc.	9,902	293,891
General Mills, Inc.	14,510	762,356
Hormel Foods Corp.	3,500	172,725
Kellogg Co.	6,066	398,536
Kraft Foods Group, Inc.	14,254	854,527
McCormick & Co., Inc.	3,208	229,661
Mondelez International, Inc., Class A	40,663	1,529,336
Safeway, Inc.	5,317	182,586
Sysco Corp.	14,252	533,737
The Hershey Co.	3,487	339,529
The J.M. Smucker Co.	2,534	270,048
The Kroger Co.	12,445	615,156
Tyson Foods, Inc., Class A	6,649	249,604
Whole Foods Market, Inc.	8,986	347,129

		6,985,699

Forest Products & Paper — 0.2%
International Paper Co.	10,467	528,269
MeadWestvaco Corp.	3,999	176,996

		705,265

Gas — 0.3%
AGL Resources, Inc.	2,600	143,078
CenterPoint Energy, Inc.	10,322	263,624
NiSource, Inc.	7,865	309,409
Sempra Energy	5,398	565,224

		1,281,335

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$157,394
Stanley Black & Decker, Inc.	3,640	319,665

		477,059

Healthcare Products — 1.8%
Baxter International, Inc.	12,875	930,862
Becton Dickinson & Co.	4,675	553,053
Boston Scientific Corp.*	31,948	407,976
C.R. Bard, Inc.	1,842	263,424
CareFusion Corp.*	5,241	232,438
Covidien PLC	10,900	982,962
DENTSPLY International, Inc.	3,200	151,520
Edwards Lifesciences Corp.*	2,500	214,600
Hospira, Inc.*	3,912	200,959
Intuitive Surgical, Inc.*	907	373,503
Medtronic, Inc.	23,973	1,528,518
Patterson Cos., Inc.	1,974	77,993
St. Jude Medical, Inc.	6,830	472,978
Stryker Corp.	6,981	588,638
Varian Medical Systems, Inc.*	2,657	220,903
Zimmer Holdings, Inc.	4,029	418,452

		7,618,779

Healthcare Services — 1.2%
Aetna, Inc.	8,493	688,613
Cigna Corp.	6,594	606,450
DaVita HealthCare Partners, Inc.*	4,298	310,831
Humana, Inc.	3,710	473,841
Laboratory Corp. of America Holdings*	2,177	222,925
Quest Diagnostics, Inc.	3,387	198,783
Tenet Healthcare Corp.*	2,343	109,980
UnitedHealth Group, Inc.	23,641	1,932,652
WellPoint, Inc.	6,695	720,449

		5,264,524

Home Builders — 0.1%
D.R. Horton, Inc.	6,376	156,722
Lennar Corp., Class A	4,036	169,431
PulteGroup, Inc.	8,034	161,966

		488,119

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,738	186,713
Whirlpool Corp.	1,969	274,124

		460,837

Household Products & Wares — 0.3%
Avery Dennison Corp.	2,183	111,879
Kimberly-Clark Corp.	8,987	999,534
The Clorox Co.	2,997	273,926

		1,385,339

Housewares — 0.0%
Newell Rubbermaid, Inc.	6,317	195,764

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 4.1%
ACE Ltd.	8,100	$839,970
Aflac, Inc.	11,100	690,975
American International Group, Inc.	34,585	1,887,649
Aon PLC	7,144	643,603
Assurant, Inc.	1,673	109,665
Berkshire Hathaway, Inc., Class B*	43,150	5,461,064
Cincinnati Financial Corp.	3,692	177,364
Genworth Financial, Inc., Class A*	11,369	197,821
Hartford Financial Services Group, Inc.	10,557	378,046
Lincoln National Corp.	6,173	317,539
Loews Corp.	7,625	335,576
Marsh & McLennan Cos., Inc.	13,109	679,308
MetLife, Inc.	26,885	1,493,731
Principal Financial Group, Inc.	6,465	326,353
Prudential Financial, Inc.	11,030	979,133
The Allstate Corp.	10,276	603,407
The Chubb Corp.	5,951	548,504
The Progressive Corp.	12,956	328,564
The Travelers Cos., Inc.	8,431	793,104
Torchmark Corp.	2,235	183,091
Unum Group	6,076	211,202
XL Group PLC	6,549	214,349

		17,400,018

Internet — 4.5%
Amazon.com, Inc.*	8,875	2,882,423
eBay, Inc.*	27,228	1,363,034
Expedia, Inc.	2,494	196,427
F5 Networks, Inc.*	1,800	200,592
Facebook, Inc., Class A*	41,200	2,772,348
Google, Inc., Class A*	6,725	3,931,906
Google, Inc., Class C*	6,725	3,868,758
Netflix, Inc.*	1,400	616,840
priceline.com, Inc.*	1,227	1,476,081
Symantec Corp.	16,638	381,010
TripAdvisor, Inc.*	2,594	281,864
VeriSign, Inc.*	3,009	146,869
Yahoo!, Inc.*	22,617	794,535

		18,912,687

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	2,278	102,738
Nucor Corp.	7,735	380,949
United States Steel Corp.	3,203	83,406

		567,093

Leisure Time — 0.2%
Carnival Corp.	10,345	389,489
Harley-Davidson, Inc.	5,228	365,176

		754,665

Lodging — 0.3%
Marriott International, Inc., Class A	5,185	332,358
Starwood Hotels & Resorts Worldwide, Inc.	4,752	384,057
Wyndham Worldwide Corp.	3,160	239,275
Wynn Resorts Ltd.	1,930	400,591

		1,356,281

	Number of Shares	Value†

Machinery — Construction & Mining — 0.4%
Caterpillar, Inc.	14,828	$1,611,359
Joy Global, Inc.	2,300	141,634

		1,752,993

Machinery — Diversified — 0.6%
Cummins, Inc.	4,174	644,007
Deere & Co.	8,732	790,683
Flowserve Corp.	3,300	245,355
Rockwell Automation, Inc.	3,271	409,398
Roper Industries, Inc.	2,400	350,424
Xylem, Inc.	4,154	162,338

		2,602,205

Media — 3.5%
Cablevision Systems Corp., Class A	5,000	88,250
CBS Corp., Class B	12,525	778,304
Comcast Corp., Class A	62,034	3,329,985
DIRECTV*	11,319	962,228
Discovery Communications, Inc., Class A*	5,300	393,684
Gannett Co., Inc.	5,374	168,260
Graham Holdings Co.	63	45,241
News Corp., Class A*	12,215	219,137
Nielsen Holdings NV	6,700	324,347
Scripps Networks Interactive, Inc., Class A	2,556	207,394
The Walt Disney Co.	38,576	3,307,506
Time Warner Cable, Inc.	6,696	986,321
Time Warner, Inc.	21,104	1,482,556
Twenty-First Century Fox, Inc., Class A	46,260	1,626,039
Viacom, Inc., Class B	9,281	804,941

		14,724,193

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,525	889,710

Mining — 0.4%
Alcoa, Inc.	25,948	386,366
Freeport-McMoRan Copper & Gold, Inc.	25,196	919,654
Newmont Mining Corp.	12,383	315,023

		1,621,043

Miscellaneous Manufacturing — 2.9%
3M Co.	14,880	2,131,411
Danaher Corp.	14,368	1,131,193
Dover Corp.	4,105	373,350
General Electric Co.	239,425	6,292,089
Illinois Tool Works, Inc.	9,019	789,704
Ingersoll-Rand PLC	5,900	368,809
Leggett & Platt, Inc.	3,354	114,975
Pall Corp.	2,645	225,856
Parker Hannifin Corp.	3,581	450,239
Textron, Inc.	6,876	263,282

		12,140,908

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	117,689
Xerox Corp.	25,455	316,660

		434,349

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 8.0%
Anadarko Petroleum Corp.	11,959	$1,309,152
Apache Corp.	9,223	928,018
Cabot Oil & Gas Corp.	10,088	344,404
Chesapeake Energy Corp.	12,410	385,703
Chevron Corp.	45,470	5,936,109
Cimarex Energy Co.	2,100	301,266
ConocoPhillips	29,280	2,510,174
Denbury Resources, Inc.	8,500	156,910
Devon Energy Corp.	9,229	732,783
Diamond Offshore Drilling, Inc.	1,600	79,408
Ensco PLC ADR,Class A	5,800	322,306
EOG Resources, Inc.	13,116	1,532,736
EQT Corp.	3,600	384,840
Exxon Mobil Corp.	102,565	10,326,244
Helmerich & Payne, Inc.	2,700	313,497
Hess Corp.	6,297	622,710
Marathon Oil Corp.	15,951	636,764
Marathon Petroleum Corp.	6,825	532,828
Murphy Oil Corp.	3,917	260,402
Newfield Exploration Co.*	2,900	128,180
Noble Energy, Inc.	8,538	661,353
Occidental Petroleum Corp.	18,958	1,945,660
Phillips 66	13,540	1,089,022
Pioneer Natural Resources Co.	3,400	781,354
QEP Resources, Inc.	4,590	158,355
Range Resources Corp.	3,923	341,105
Southwestern Energy Co.*	8,490	386,210
Tesoro Corp.	3,094	181,525
Valero Energy Corp.	12,840	643,284

		33,932,302

Oil & Gas Services — 2.0%
Baker Hughes, Inc.	10,528	783,809
Cameron International Corp.*	5,070	343,290
FMC Technologies, Inc.*	5,700	348,099
Halliburton Co.	20,269	1,439,302
Nabors Industries Ltd.	5,908	173,518
National Oilwell Varco, Inc.	10,423	858,334
Noble Corp. PLC	6,400	214,784
Rowan Cos. PLC, Class A	3,203	102,272
Schlumberger Ltd.	31,259	3,686,999
Transocean Ltd.	8,300	373,749

		8,324,156

Packaging and Containers — 0.1%
Ball Corp.	3,226	202,206
Bemis Co., Inc.	2,549	103,642
Owens-Illinois, Inc.*	4,000	138,560
Sealed Air Corp.	5,033	171,978

		616,386

Pharmaceuticals — 7.2%
Abbott Laboratories	35,896	1,468,146
AbbVie, Inc.	37,996	2,144,494
Actavis PLC	4,243	946,401
Allergan, Inc.	7,116	1,204,170

	Number of Shares	Value†

Pharmaceuticals — (continued)
AmerisourceBergen Corp.	5,500	$399,630
Bristol-Myers Squibb Co.	39,597	1,920,851
Cardinal Health, Inc.	8,182	560,958
Eli Lilly & Co.	23,654	1,470,569
Express Scripts Holding Co.*	18,564	1,287,042
Forest Laboratories, Inc.*	5,562	550,638
Johnson & Johnson	67,541	7,066,140
McKesson Corp.	5,525	1,028,810
Mead Johnson Nutrition Co.	4,768	444,235
Merck & Co., Inc.	69,913	4,044,467
Mylan, Inc.*	9,056	466,927
Perrigo Co. PLC	3,100	451,856
Pfizer, Inc.	152,205	4,517,444
Zoetis, Inc.	12,107	390,693

		30,363,471

Pipelines — 0.6%
Kinder Morgan, Inc.	16,236	588,718
ONEOK, Inc.	4,800	326,784
Spectra Energy Corp.	16,384	695,992
The Williams Cos., Inc.	17,734	1,032,296

		2,643,790

Real Estate — 0.1%
CBRE Group, Inc., Class A*	7,201	230,720

Retail — 5.7%
AutoNation, Inc.*	1,719	102,590
AutoZone, Inc.*	741	397,354
Bed Bath & Beyond, Inc.*	5,066	290,687
Best Buy Co., Inc.	6,468	200,573
CarMax, Inc.*	5,300	275,653
Chipotle Mexican Grill, Inc.*	700	414,757
Costco Wholesale Corp.	10,377	1,195,015
CVS Caremark Corp.	27,967	2,107,873
Darden Restaurants, Inc.	2,940	136,034
Dollar General Corp.*	7,000	401,520
Dollar Tree, Inc.*	4,900	266,854
Family Dollar Stores, Inc.	2,233	147,691
GameStop Corp., Class A	2,664	107,812
Kohl’s Corp.	4,501	237,113
L Brands, Inc.	6,060	355,479
Lowe’s Cos., Inc.	24,040	1,153,679
Macy’s, Inc.	8,727	506,340
McDonald’s Corp.	23,678	2,385,322
Nordstrom, Inc.	3,337	226,682
O’Reilly Automotive, Inc.*	2,500	376,500
PetSmart, Inc.	2,600	155,480
PVH Corp.	1,900	221,540
Ross Stores, Inc.	5,200	343,876
Staples, Inc.	15,637	169,505
Starbucks Corp.	17,844	1,380,769
Target Corp.	15,132	876,899
The Gap, Inc.	6,182	256,986
The Home Depot, Inc.	32,604	2,639,620
Tiffany & Co.	2,764	277,091

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
TJX Cos., Inc.	17,018	$904,507
Tractor Supply Co.	3,300	199,320
Urban Outfitters, Inc.*	2,500	84,650
Wal-Mart Stores, Inc.	38,447	2,886,216
Walgreen Co.	20,779	1,540,347
Yum! Brands, Inc.	10,669	866,323

		24,088,657

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	110,656
People’s United Financial, Inc.	7,700	116,809

		227,465

Semiconductors — 3.0%
Altera Corp.	7,265	252,531
Analog Devices, Inc.	7,676	415,041
Applied Materials, Inc.	29,321	661,189
Avago Technologies Ltd.	6,000	432,420
Broadcom Corp., Class A	12,908	479,145
First Solar, Inc.*	1,800	127,908
Intel Corp.	118,775	3,670,148
KLA-Tencor Corp.	4,127	299,785
Lam Research Corp.	3,859	260,791
Linear Technology Corp.	5,541	260,815
Microchip Technology, Inc.	5,018	244,929
Micron Technology, Inc.*	24,886	819,994
NVIDIA Corp.	13,554	251,291
QUALCOMM, Inc.	40,199	3,183,761
Texas Instruments, Inc.	25,593	1,223,089
Xilinx, Inc.	6,364	301,081

		12,883,918

Software — 3.7%
Adobe Systems, Inc.*	11,005	796,322
Akamai Technologies, Inc.*	4,160	254,010
Autodesk, Inc.*	5,681	320,295
CA, Inc.	7,639	219,545
Cerner Corp.*	7,000	361,060
Citrix Systems, Inc.*	3,791	237,127
Electronic Arts, Inc.*	7,730	277,275
Fidelity National Information Services, Inc.	7,059	386,410
Fiserv, Inc.*	5,814	350,700
Intuit, Inc.	6,892	555,013
Microsoft Corp.	179,515	7,485,775
Oracle Corp.	82,217	3,332,255
Red Hat, Inc.*	4,600	254,242
Salesforce.com, Inc.*	13,200	766,656
The Dun & Bradstreet Corp.	900	99,180

		15,695,865

Telecommunications — 3.6%
AT&T, Inc.	123,843	4,379,089
CenturyLink, Inc.	13,926	504,121
Cisco Systems, Inc.	122,680	3,048,598
Corning, Inc.	31,115	682,974
Crown Castle International Corp.	8,000	594,080

	Number of Shares	Value†

Telecommunications — (continued)
Frontier Communications Corp.	21,472	$125,397
Harris Corp.	2,600	196,950
Juniper Networks, Inc.*	10,971	269,228
Motorola Solutions, Inc.	5,246	349,226
Verizon Communications, Inc.	98,876	4,838,003
Windstream Holdings, Inc.	13,351	132,976

		15,120,642

Textiles — 0.1%
Mohawk Industries, Inc.*	1,500	207,510

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	138,567
Mattel, Inc.	8,281	322,710

		461,277

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	3,739	238,511
CSX Corp.	24,066	741,473
Expeditors International of Washington, Inc.	4,973	219,608
FedEx Corp.	6,666	1,009,099
Kansas City Southern	2,700	290,277
Norfolk Southern Corp.	7,552	778,083
Ryder System, Inc.	1,125	99,101
Union Pacific Corp.	21,820	2,176,545
United Parcel Service, Inc., Class B	16,774	1,722,019

		7,274,716

TOTAL COMMON STOCKS (Cost $243,434,405)		407,757,588

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	3,662	118,173
AvalonBay Communities, Inc.	2,892	411,213
Equity Residential	7,892	497,196
Essex Property Trust, Inc.	1,500	277,365

		1,303,947

Diversified — 0.5%
American Tower Corp.	9,559	860,119
Plum Creek Timber Co., Inc.	4,547	205,070
Vornado Realty Trust	4,087	436,205
Weyerhaeuser Co.	13,808	456,907

		1,958,301

Healthcare — 0.3%
HCP, Inc.	10,840	448,559
Health Care REIT, Inc.	7,100	444,957
Ventas, Inc.	7,253	464,917

		1,358,433

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	17,676	389,049

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.1%
Prologis, Inc.	11,899	$488,930

Office Property — 0.1%
Boston Properties, Inc.	3,742	442,229

Regional Malls — 0.4%
General Growth Properties, Inc.	12,100	285,076
Simon Property Group, Inc.	7,528	1,251,756
The Macerich Co.	3,400	226,950

		1,763,782

Storage & Warehousing — 0.1%
Public Storage	3,516	602,467

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	219,781

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,136,192)		8,526,919

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U S Treasury Bills 0.025%, 07/17/14+	$185	184,999
0.010%, 08/07/14+	200	199,996

TOTAL U.S. TREASURY OBLIGATIONS (Cost $384,996)		384,995

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $7,267,667)	7,267,667	7,267,667

TOTAL INVESTMENTS — 100.0% (Cost $257,223,260)		$423,937,169

†	See Security Valuation Note.
*	Non-income producing security.
+	Collateral pledged for derivatives.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$407,757,588	$407,757,588	$—	$—
REAL ESTATE INVESTMENT TRUSTS	8,526,919	8,526,919	—	—
U.S. TREASURY OBLIGATIONS	384,995	—	384,995	—
SHORT-TERM INVESTMENTS	7,267,667	7,267,667	—	—

TOTAL INVESTMENTS	$423,937,169	$423,552,174	$384,995	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.9%
Apparel — 2.6%
Burberry Group PLC	57,729	$1,465,158
Carter’s, Inc.	24,453	1,685,545

		3,150,703

Auto Parts & Equipment — 1.1%
Allison Transmission Holdings, Inc.	43,700	1,359,070

Banks — 7.9%
First Republic Bank	48,000	2,639,520
Northern Trust Corp.	49,600	3,184,816
Signature Bank*	22,860	2,884,475
UMB Financial Corp.	16,800	1,064,952

		9,773,763

Beverages — 1.2%
Brown-Forman Corp., Class B	15,100	1,421,967

Biotechnology — 1.6%
Alkermes PLC*	25,702	1,293,582
Incyte Corp. Ltd.*	12,296	693,986

		1,987,568

Building Materials — 1.9%
Fortune Brands Home & Security, Inc.	60,142	2,401,470

Commercial Services — 4.3%
Alliance Data Systems Corp.*	3,508	986,625
CoStar Group, Inc.*	7,046	1,114,466
Vantiv, Inc., Class A*	40,300	1,354,886
Verisk Analytics, Inc., Class A*	30,800	1,848,616

		5,304,593

Computers — 1.5%
Teradata Corp.*	45,000	1,809,000

Cosmetics & Personal Care — 1.0%
Coty, Inc., Class A	69,200	1,185,396

Distribution & Wholesale — 4.5%
Fastenal Co.	61,750	3,056,007
LKQ Corp.*	95,500	2,548,895

		5,604,902

Diversified Financial Services — 0.7%
Oaktree Capital Group LLC	16,500	824,835

Electronics — 2.4%
FLIR Systems, Inc.	39,400	1,368,362
Gentex Corp.	55,900	1,626,131

		2,994,493

Engineering & Construction — 1.0%
Jacobs Engineering Group, Inc.*	23,800	1,268,064

Environmental Control — 1.3%
Stericycle, Inc.*	13,795	1,633,604

Food — 1.8%
The Hain Celestial Group, Inc.*	25,488	2,261,805

Healthcare Products — 8.1%
Align Technology, Inc.*	30,589	1,714,208

	Number of Shares	Value†

Healthcare Products — (continued)
DENTSPLY International, Inc.	39,800	$1,884,530
Henry Schein, Inc.*	15,700	1,863,119
Intuitive Surgical, Inc.*	4,500	1,853,100
Varian Medical Systems, Inc.*	32,800	2,726,992

		10,041,949

Healthcare Services — 2.3%
Acadia Healthcare Co., Inc.*	22,900	1,041,950
Humana, Inc.	13,713	1,751,424

		2,793,374

Household Products & Wares — 1.0%
The Scotts Miracle-Gro Co.	21,500	1,222,490

Internet — 5.9%
F5 Networks, Inc.*	18,900	2,106,216
HomeAway, Inc.*	31,222	1,087,150
Pandora Media, Inc.*	90,112	2,658,304
WebMD Health Corp.*	29,800	1,439,340

		7,291,010

Leisure Time — 2.6%
Norwegian Cruise Line Holdings Ltd.*	55,649	1,764,073
Sabre Corp.*	72,300	1,449,615

		3,213,688

Machinery — Construction & Mining — 1.4%
Joy Global, Inc.	28,600	1,761,188

Machinery — Diversified — 2.0%
Flowserve Corp.	32,512	2,417,267

Miscellaneous Manufacturing — 1.7%
Polypore International, Inc.*	43,900	2,095,347

Oil & Gas — 5.5%
Cabot Oil & Gas Corp.	44,366	1,514,655
Continental Resources, Inc.*	16,200	2,560,248
Oasis Petroleum, Inc.*	13,233	739,593
Southwestern Energy Co.*	42,200	1,919,678

		6,734,174

Oil & Gas Services — 1.2%
Dril-Quip, Inc.*	13,400	1,463,816

Pharmaceuticals — 5.4%
ACADIA Pharmaceuticals, Inc.*	22,734	513,561
BioMarin Pharmaceutical, Inc.*	21,467	1,335,462
Mead Johnson Nutrition Co.	29,800	2,776,466
Medivation, Inc.*	18,800	1,449,104
Zoetis, Inc.	19,353	624,521

		6,699,114

Retail — 12.7%
DSW, Inc., Class A	38,648	1,079,825
Dunkin’ Brands Group, Inc.	52,372	2,399,161
L Brands, Inc.	26,751	1,569,214
Nordstrom, Inc.	27,203	1,847,900
Panera Bread Co., Class A*	9,200	1,378,436

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Ross Stores, Inc.	33,403	$2,208,941
Tiffany & Co.	13,800	1,383,450
Ulta Salon Cosmetics & Fragrance, Inc.*	21,900	2,001,879
Urban Outfitters, Inc.*	55,091	1,865,381

		15,734,187

Semiconductors — 2.4%
Microchip Technology, Inc.	61,900	3,021,339

Software — 6.1%
Ansys, Inc.*	18,800	1,425,416
Electronic Arts, Inc.*	89,900	3,224,713
ServiceNow, Inc.*	22,580	1,399,057
Solera Holdings, Inc.	23,000	1,544,450

		7,593,636

Telecommunications — 0.6%
Aruba Networks, Inc.*	41,890	733,913

Toys, Games & Hobbies — 2.0%
Mattel, Inc.	63,664	2,480,986

Transportation — 2.2%
Expeditors International of Washington, Inc.	62,300	2,751,168

TOTAL COMMON STOCKS (Cost $114,165,238)		121,029,879

PURCHASED OPTIONS — 0.1%
Put Options — 0.1%
MDY US, $250.00, 07/19/14	237	11,850
MDY, $255.00, 07/19/14	237	23,700
NDX US, $3710.00 07/19/14	8	4,160
RUT US, $1150.00, 07/19/14	65	28,340
XLY, $64.00, 07/19/14	462	3,696
XLY, $65.00, 07/19/14	695	11,815

TOTAL PURCHASED OPTIONS (Cost $298,561)		83,561

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,444,242)	2,444,242	2,444,242

TOTAL INVESTMENTS — 100.0% (Cost $116,908,041)		$123,557,682

†	See Security Valuation Note.
*	Non-income producing security.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$121,029,879	$121,029,879	$—	$—
PURCHASED OPTIONS	83,561	83,561	—	—
SHORT-TERM INVESTMENTS	2,444,242	2,444,242	—	—

TOTAL INVESTMENTS	$123,557,682	$123,557,682	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.7%
Aerospace & Defense — 4.7%
General Dynamics Corp.	44,150	$5,145,682
Spirit Aerosystems Holdings, Inc., Class A*	106,100	3,575,570

		8,721,252

Auto Parts & Equipment — 2.1%
Lear Corp.	20,200	1,804,264
TRW Automotive Holdings Corp.*	22,800	2,041,056

		3,845,320

Banks — 7.2%
BB&T Corp.	52,200	2,058,246
Comerica, Inc.	52,700	2,643,432
Huntington Bancshares, Inc.	268,100	2,557,674
M&T Bank Corp.	23,100	2,865,555
State Street Corp.	47,600	3,201,576

		13,326,483

Chemicals — 2.6%
Ashland, Inc.	44,000	4,784,560

Commercial Services — 9.1%
Hertz Global Holdings, Inc.*	156,000	4,372,680
The ADT Corp.	183,000	6,394,020
The Western Union Co.	199,100	3,452,394
Tyco International Ltd.	58,300	2,658,480

		16,877,574

Computers — 3.0%
Cadence Design Systems, Inc.*	125,700	2,198,493
Teradata Corp.*	82,500	3,316,500

		5,514,993

Cosmetics & Personal Care — 1.2%
Elizabeth Arden, Inc.*	106,900	2,289,798

Electric — 5.9%
AES Corp.	288,100	4,479,955
Edison International	64,800	3,765,528
Pinnacle West Capital Corp.	45,900	2,654,856

		10,900,339

Electronics — 2.9%
Dolby Laboratories, Inc., Class A*	41,700	1,801,440
Flextronics International Ltd.*	319,400	3,535,758

		5,337,198

Engineering & Construction — 1.2%
KBR, Inc.	94,500	2,253,825

Environmental Control — 3.2%
Covanta Holding Corp.	186,400	3,841,704
Republic Services, Inc.	57,000	2,164,290

		6,005,994

Food — 0.9%
Safeway, Inc.	47,300	1,624,282

Gas — 1.9%
CenterPoint Energy, Inc.	138,900	3,547,506

	Number of Shares	Value†

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	24,700	$1,940,432

Healthcare Products — 3.0%
Covidien PLC	25,000	2,254,500
Zimmer Holdings, Inc.	32,100	3,333,906

		5,588,406

Home Furnishings — 1.0%
Select Comfort Corp.*	91,400	1,888,324

Household Products & Wares — 0.3%
Avery Dennison Corp.	11,700	599,625

Internet — 1.6%
Symantec Corp.	125,600	2,876,240

Miscellaneous Manufacturing — 3.9%
Textron, Inc.	90,900	3,480,561
Valmont Industries, Inc.	24,400	3,707,580

		7,188,141

Oil & Gas — 5.2%
Cabot Oil & Gas Corp.	53,500	1,826,490
Devon Energy Corp.	66,600	5,288,040
Energy Transfer Partners, LP	14,775	856,507
Southwestern Energy Co.*	36,400	1,655,836

		9,626,873

Oil & Gas Services — 2.0%
Cameron International Corp.*	54,700	3,703,737

Pharmaceuticals — 2.4%
Cardinal Health, Inc.	25,400	1,741,424
Omnicare, Inc.	40,300	2,682,771

		4,424,195

Retail — 13.0%
Bed Bath & Beyond, Inc.*	38,600	2,214,868
Best Buy Co., Inc.	132,200	4,099,522
CVS Caremark Corp.	50,800	3,828,796
Darden Restaurants, Inc.	73,100	3,382,337
Express, Inc.*	177,400	3,021,122
Kohl’s Corp.	64,800	3,413,664
Office Depot, Inc.*	714,800	4,067,212

		24,027,521

Savings & Loans — 2.5%
BankUnited, Inc.	86,700	2,902,716
People’s United Financial, Inc.	115,900	1,758,203

		4,660,919

Semiconductors — 2.6%
Skyworks Solutions, Inc.	102,300	4,804,008

Software — 4.3%
Check Point Software Technologies Ltd.*	49,200	3,297,876
Nuance Communications, Inc.*	247,788	4,650,981

		7,948,857

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 2.0%
Amdocs Ltd.	79,500	$3,683,235

TOTAL COMMON STOCKS (Cost $130,283,892)		167,989,637

REAL ESTATE INVESTMENT TRUSTS — 5.6%
Building & Real Estate — 3.1%
Starwood Property Trust, Inc.	165,900	3,943,443
Starwood Waypoint Residential Trust*	63,720	1,670,101

		5,613,544

Diversified — 2.5%
Corrections Corporation of America	142,317	4,675,114

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,125,802)		10,288,658

SHORT-TERM INVESTMENTS — 3.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,817,201)	6,817,201	6,817,201

TOTAL INVESTMENTS — 100.0% (Cost $147,226,895)		$185,095,496

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2014††
United States	94%
Israel	2
Singapore	2
Bermuda	1
Ireland	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$167,989,637	$167,989,637	$—	$—
TOTAL REAL ESTATE INVESTMENT TRUSTS	10,288,658	10,288,658	—	—
SHORT-TERM INVESTMENTS	6,817,201	6,817,201	—	—

TOTAL INVESTMENTS	$185,095,496	$185,095,496	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — June 30, 2014 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.5%
Aerospace & Defense — 2.7%
BAE Systems PLC	85,888	$636,311
Exelis, Inc.	30,504	517,958
General Dynamics Corp.	3,715	432,983
Northrop Grumman Corp.	1,642	196,433
Rockwell Collins, Inc.	4,338	338,971

		2,122,656

Airlines — 0.4%
Southwest Airlines Co.	12,857	345,339

Apparel — 0.2%
Coach, Inc.	4,350	148,727

Auto Parts & Equipment — 0.3%
Autoliv, Inc.	1,856	197,812

Banks — 11.2%
Bank of Hawaii Corp.	2,790	163,745
BOK Financial Corp.	5,801	386,347
Comerica, Inc.	8,621	432,429
Commerce Bancshares, Inc.	22,431	1,043,041
Cullen/Frost Bankers, Inc.	7,985	634,169
KeyCorp	15,130	216,813
M&T Bank Corp.	8,441	1,047,106
Northern Trust Corp.	33,744	2,166,702
State Street Corp.	7,503	504,652
SunTrust Banks, Inc.	14,425	577,866
The PNC Financial Services Group, Inc.	9,849	877,053
Westamerica Bancorporation	11,553	603,991

		8,653,914

Beverages — 0.2%
Dr. Pepper Snapple Group, Inc.	3,174	185,933

Biotechnology — 0.5%
Bio-Rad Laboratories, Inc., Class A*	3,196	382,593

Commercial Services — 2.9%
The ADT Corp.	44,638	1,559,652
Tyco International Ltd.	15,709	716,330

		2,275,982

Computers — 2.1%
SanDisk Corp.	4,787	499,906
Western Digital Corp.	12,413	1,145,720

		1,645,626

Diversified Financial Services — 1.3%
Franklin Resources, Inc.	8,206	474,635
LPL Financial Holdings, Inc.	8,478	421,696
Markit Ltd	3,084	83,206

		979,537

Electric — 10.4%
Ameren Corp.	12,017	491,255
Consolidated Edison, Inc.	15,888	917,373
Edison International	11,562	671,868
Great Plains Energy, Inc.	39,412	1,059,001
Northeast Utilities	8,512	402,362

	Number of Shares	Value†

Electric — (continued)
NorthWestern Corp.	7,810	$407,604
PG&E Corp.	17,890	859,078
Portland General Electric Co.	7,660	265,572
The Southern Co.	15,001	680,745
Westar Energy, Inc.	34,974	1,335,657
Xcel Energy, Inc.	29,164	939,956

		8,030,471

Electronics — 3.1%
Agilent Technologies, Inc.	7,929	455,442
Koninklijke Philips N.V.	31,515	1,000,083
TE Connectivity Ltd.	8,443	522,115
Waters Corp.*	3,753	391,963

		2,369,603

Entertainment — 0.6%
International Game Technology	27,965	444,923

Environmental Control — 3.6%
Republic Services, Inc.	64,306	2,441,699
Waste Management, Inc.	7,970	356,498

		2,798,197

Food — 6.4%
Campbell Soup Co.	7,300	334,413
ConAgra Foods, Inc.	22,928	680,503
Danone S.A.	5,125	380,638
General Mills, Inc.	8,863	465,662
Kellogg Co.	5,919	388,878
Kraft Foods Group, Inc.	6,403	383,860
Mondelez International, Inc., Class A	10,782	405,511
Sysco Corp.	33,147	1,241,355
The Hillshire Brands Co.	2,850	177,555
The J.M. Smucker Co.	4,266	454,628

		4,913,003

Gas — 2.8%
Atmos Energy Corp.	10,601	566,093
The Laclede Group, Inc.	24,728	1,200,545
WGL Holdings, Inc.	9,924	427,724

		2,194,362

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	3,577	281,009
Stanley Black & Decker, Inc.	5,605	492,231

		773,240

Healthcare Products — 6.4%
Becton Dickinson & Co.	1,795	212,348
Boston Scientific Corp.*	35,220	449,759
CareFusion Corp.*	23,658	1,049,232
Hospira, Inc.*	14,934	767,160
Medtronic, Inc.	12,102	771,623
Patterson Cos., Inc.	13,286	524,930
STERIS Corp.	3,745	200,283
Stryker Corp.	6,827	575,653
Zimmer Holdings, Inc.	4,138	429,773

		4,980,761

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — 2.8%
Cigna Corp.	3,559	$327,321
LifePoint Hospitals, Inc.*	13,059	810,964
Quest Diagnostics, Inc.	17,097	1,003,423

		2,141,708

Insurance — 7.7%
ACE Ltd.	7,530	780,861
Aflac, Inc.	5,795	360,739
Arthur J Gallagher & Co.	9,133	425,598
Brown & Brown, Inc.	12,652	388,543
HCC Insurance Holdings, Inc.	15,898	778,048
MetLife, Inc.	6,302	350,139
Reinsurance Group of America, Inc.	10,511	829,318
The Allstate Corp.	7,732	454,023
The Chubb Corp.	6,859	632,194
The Travelers Cos., Inc.	5,079	477,781
Unum Group	13,405	465,958

		5,943,202

Iron & Steel — 1.6%
Constellium N.V. Class A*	15,889	509,401
Nucor Corp.	14,144	696,592

		1,205,993

Leisure Time — 0.8%
Carnival Corp.	15,902	598,710

Mining — 0.4%
Newmont Mining Corp.	12,569	319,755

Miscellaneous Manufacturing — 0.6%
Textron, Inc.	11,393	436,238

Oil & Gas — 6.8%
Apache Corp.	11,469	1,154,011
Devon Energy Corp.	7,640	606,616
Imperial Oil Ltd.	38,573	2,032,670
Murphy Oil Corp.	5,573	370,493
Southwestern Energy Co.*	14,576	663,062
Williams Partners LP	7,449	404,406

		5,231,258

Oil & Gas Services — 0.5%
Cameron International Corp.*	5,695	385,608

Packaging and Containers — 1.2%
Bemis Co., Inc.	13,535	550,333
Sonoco Products Co.	9,064	398,182

		948,515

Pharmaceuticals — 0.7%
Cardinal Health, Inc.	8,458	579,881

Retail — 3.8%
Bed Bath & Beyond, Inc.*	3,796	217,814
CST Brands, Inc.	11,578	399,441
Family Dollar Stores, Inc.	4,335	286,717
Lowe’s Cos., Inc.	26,159	1,255,370

	Number of Shares	Value†

Retail — (continued)
Target Corp.	13,387	$775,777

		2,935,119

Savings & Loans — 1.2%
Capitol Federal Financial, Inc.	15,373	186,936
People’s United Financial, Inc.	50,195	761,458

		948,394

Semiconductors — 5.2%
Applied Materials, Inc.	65,891	1,485,842
KLA-Tencor Corp.	9,830	714,051
Maxim Integrated Products, Inc.	7,611	257,328
Microchip Technology, Inc.	5,802	283,195
Micron Technology, Inc.*	6,845	225,543
MKS Instruments, Inc.	3,574	111,652
Teradyne, Inc.	46,528	911,949

		3,989,560

Telecommunications — 1.6%
CenturyLink, Inc.	13,443	486,637
Harris Corp.	2,804	212,403
Rogers Communications, Inc., Class B	13,181	530,427

		1,229,467

Transportation — 0.5%
Werner Enterprises, Inc.	16,189	429,170

TOTAL COMMON STOCKS (Cost $61,786,803)		70,765,257

REAL ESTATE INVESTMENT TRUSTS — 3.8%
Building & Real Estate — 1.1%
Annaly Capital Management, Inc.	56,740	648,538
Capstead Mortgage Corp.	14,618	192,227

		840,765

Diversified — 1.0%
Corrections Corporation of America	23,955	786,922

Office Property — 1.7%
Empire State Realty Trust, Inc.	23,811	392,881
Piedmont Office Realty Trust, Inc., Class A	47,170	893,400

		1,286,281

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,043,525)		2,913,968

EXCHANGE TRADED FUNDS — 2.5%
Investment Companies — 2.5%
Ishares Russell MidCap Value Index Fund (Cost $1,853,674)	26,808	1,946,529

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,670,644)	1,670,644	$1,670,644

TOTAL INVESTMENTS — 100.0% (Cost $68,354,646)		$77,296,398

†	See Security Valuation Note.
*	Non-income producing security.
LP	— Limited Partnership.
PLC	— Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$70,765,257	$70,765,257	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,913,968	2,913,968	—	—
EXCHANGE TRADED FUNDS	1,946,529	1,946,529	—	—
SHORT-TERM INVESTMENTS	1,670,644	1,670,644	—	—

TOTAL INVESTMENTS	$77,296,398	$77,296,398	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.2%
Aerospace & Defense — 1.3%
B/E Aerospace, Inc.*	8,300	$767,667

Airlines — 2.6%
Copa Holdings S.A., Class A	5,180	738,513
Spirit Airlines, Inc.*	13,050	825,282

		1,563,795

Apparel — 2.1%
Skechers U.S.A., Inc., Class A*	6,689	305,687
Under Armour, Inc., Class A*	15,704	934,231

		1,239,918

Auto Parts & Equipment — 2.2%
BorgWarner, Inc.	9,320	607,571
Gentherm, Inc.*	15,750	700,087

		1,307,658

Banks — 2.7%
First Republic Bank	16,710	918,883
Texas Capital Bancshares, Inc.*	12,900	695,955

		1,614,838

Beverages — 2.6%
Constellation Brands, Inc., Class A*	17,800	1,568,714

Biotechnology — 3.6%
Alkermes PLC*	15,250	767,533
Alnylam Pharmaceuticals, Inc.*	8,160	515,467
Novavax, Inc.*	47,393	218,956
NPS Pharmaceuticals, Inc.*	7,701	254,518
Puma Biotechnology, Inc.*	4,370	288,420
Tekmira Pharmaceuticals Corp*	7,922	103,461

		2,148,355

Chemicals — 1.5%
WR Grace & Co.*	9,754	922,046

Commercial Services — 13.0%
Alliance Data Systems Corp.*	2,460	691,875
Bright Horizons Family Solutions, Inc.*	13,260	569,384
CoStar Group, Inc.*	5,434	859,496
Euronet Worldwide, Inc.*	16,620	801,749
Quanta Services, Inc.*	25,290	874,528
SEI Investments Co.	19,660	644,258
The Advisory Board Co.*	11,495	595,441
Towers Watson & Co., Class A	7,480	779,640
United Rentals, Inc.*	8,628	903,611
Vantiv, Inc., Class A*	33,187	1,115,747

		7,835,729

Computers — 3.8%
IHS, Inc., Class A*	9,934	1,347,746
Nimble Storage, Inc.*	15,570	478,310
Stratasys Ltd.*	4,238	481,564

		2,307,620

Distribution & Wholesale — 1.8%
LKQ Corp.*	40,997	1,094,210

	Number of Shares	Value†

Diversified Financial Services — 1.5%
Affiliated Managers Group, Inc.*	4,280	$879,112

Electrical Components & Equipment — 1.6%
Acuity Brands, Inc.	6,893	952,957

Electronics — 2.3%
FEI Co.	8,855	803,414
FLIR Systems, Inc.	16,040	557,069

		1,360,483

Entertainment — 0.5%
Cinemark Holdings, Inc.	8,544	302,116

Food — 2.1%
Annie’s, Inc.*	15,206	514,267
United Natural Foods, Inc.*	11,660	759,066

		1,273,333

Healthcare Products — 4.3%
Cepheid, Inc.*	14,738	706,540
The Cooper Cos., Inc.	7,030	952,776
Wright Medical Group, Inc.*	29,546	927,744

		2,587,060

Healthcare Services — 2.5%
Envision Healthcare Holdings Inc*	23,030	827,007
MEDNAX, Inc.*	12,040	700,126

		1,527,133

Insurance — 0.6%
eHealth, Inc.*	8,972	340,667

Internet — 4.5%
HomeAway, Inc.*	16,155	562,517
Shutterstock, Inc.*	9,778	811,379
Vipshop Holdings Ltd. ADR*	2,430	456,208
Yelp, Inc.*	11,485	880,670

		2,710,774

Machinery — Diversified — 5.1%
Cognex Corp.*	23,940	919,296
Graco, Inc.	11,435	892,845
Wabtec Corp.	15,370	1,269,408

		3,081,549

Miscellaneous Manufacturing — 3.0%
Carlisle Cos., Inc.	737	63,839
Colfax Corp.*	11,618	866,006
Proto Labs, Inc.*	10,473	857,948

		1,787,793

Oil & Gas — 4.2%
Bonanza Creek Energy, Inc.*	1,421	81,267
Delek US Holdings, Inc.	16,790	473,982
Diamondback Energy, Inc.*	8,940	793,872
Gulfport Energy Corp.*	10,920	685,776
Sanchez Energy Corp.*	12,195	458,410

		2,493,307

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 0.3%
Nabors Industries Ltd.	6,274	$184,267

Pharmaceuticals — 4.4%
BioMarin Pharmaceutical, Inc.*	9,293	578,117
GW Pharmaceuticals PLC ADR*	3,120	334,745
Jazz Pharmaceuticals PLC*	5,990	880,590
Salix Pharmaceuticals Ltd.*	6,940	856,049

		2,649,501

Retail — 7.4%
Advance Auto Parts, Inc.	5,503	742,465
Domino’s Pizza, Inc.	12,420	907,778
Krispy Kreme Doughnuts, Inc.*	31,300	500,174
Lithia Motors, Inc., Class A	8,565	805,709
Lumber Liquidators Holdings, Inc.*	8,475	643,676
Restoration Hardware Holdings, Inc.*	8,877	826,005

		4,425,807

Software — 9.1%
Aspen Technology, Inc.*	20,563	954,123
athenahealth, Inc.*	5,210	651,927
Cornerstone OnDemand, Inc.*	19,275	887,036
Fleetmatics Group PLC	15,829	511,910
Guidewire Software, Inc.*	21,060	856,300
ServiceNow, Inc.*	14,690	910,192
Tableau Software, Inc., Class A*	10,030	715,440

		5,486,928

Telecommunications — 4.4%
DigitalGlobe, Inc.*	22,686	630,671
SBA Communications Corp., Class A*	13,066	1,336,652
tw telecom, inc.*	16,270	655,843

		2,623,166

Transportation — 3.2%
Old Dominion Freight Line, Inc.*	17,920	1,141,146
Swift Transportation Co.*	29,930	755,134

		1,896,280

TOTAL COMMON STOCKS (Cost $45,643,269)		58,932,783

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,108,475)	1,108,475	1,108,475

TOTAL INVESTMENTS — 100.0% (Cost $46,751,744)		$60,041,258

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2014††
United States	95%
Ireland	2
China	1
Panama	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2014

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$58,932,783	$58,932,783	$—	$—
SHORT-TERM INVESTMENTS	1,108,475	1,108,475	—	—

TOTAL INVESTMENTS	$60,041,258	$60,041,258	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 89.0%
Aerospace & Defense — 0.7%
Spirit Aerosystems Holdings, Inc., Class A*	15,380	$518,306

Auto Parts & Equipment — 5.6%
Dana Holding Corp.	41,490	1,013,186
Lear Corp.	11,360	1,014,675
Tenneco, Inc.*	15,000	985,500
TRW Automotive Holdings Corp.*	10,710	958,759

		3,972,120

Banks — 8.0%
Associated Banc-Corp.	35,130	635,150
Comerica, Inc.	18,405	923,195
Huntington Bancshares, Inc.	90,300	861,462
PacWest Bancorp	12,111	522,832
Popular, Inc.*	24,819	848,314
Susquehanna Bancshares, Inc.	44,240	467,174
Webster Financial Corp.	17,080	538,703
Zions Bancorporation	28,060	826,928

		5,623,758

Biotechnology — 0.4%
Theravance, Inc.	10,150	302,267

Chemicals — 1.9%
A. Schulman, Inc.	12,030	465,561
Huntsman Corp.	31,720	891,332

		1,356,893

Commercial Services — 1.2%
Booz Allen Hamilton Holding Corp.	19,490	413,968
Convergys Corp.	20,900	448,096

		862,064

Computers — 2.7%
Brocade Communications Systems, Inc.	60,800	559,360
Insight Enterprises, Inc.*	21,990	675,973
NCR Corp.*	19,110	670,570

		1,905,903

Distribution & Wholesale — 2.3%
Arrow Electronics, Inc.*	16,570	1,000,994
WESCO International, Inc.*	7,080	611,570

		1,612,564

Diversified Financial Services — 0.9%
E*TRADE Financial Corp.*	30,810	655,021

Electric — 2.6%
PNM Resources, Inc.	31,660	928,588
Westar Energy, Inc.	24,380	931,072

		1,859,660

Electrical Components & Equipment — 0.9%
General Cable Corp.	25,650	658,179

Electronics — 4.7%
Avnet, Inc.	21,200	939,372
Jabil Circuit, Inc.	43,950	918,555
TTM Technologies, Inc.*	53,820	441,324

	Number of Shares	Value†

Electronics — (continued)
Vishay Intertechnology, Inc.	64,700	$1,002,203

		3,301,454

Engineering & Construction — 3.4%
AECOM Technology Corp.*	19,980	643,356
Granite Construction, Inc.	12,970	466,661
Tutor Perini Corp.*	22,720	721,133
URS Corp.	12,850	589,172

		2,420,322

Food — 1.4%
Dean Foods Co.	55,705	979,851

Gas — 3.5%
Atmos Energy Corp.	14,535	776,169
Southwest Gas Corp.	14,520	766,511
UGI Corp.	18,220	920,110

		2,462,790

Hand & Machine Tools — 1.0%
Kennametal, Inc.	14,330	663,192

Healthcare Services — 2.9%
Health Net, Inc.*	12,030	499,726
LifePoint Hospitals, Inc.*	12,870	799,227
Molina Healthcare, Inc.*	16,800	749,784

		2,048,737

Home Builders — 3.1%
Meritage Homes Corp.*	20,070	847,155
PulteGroup, Inc.	36,680	739,469
Thor Industries, Inc.	9,990	568,131

		2,154,755

Household Products & Wares — 1.9%
Avery Dennison Corp.	14,350	735,438
Helen of Troy Ltd.*	10,340	626,914

		1,362,352

Insurance — 10.0%
American Financial Group, Inc.	16,490	982,144
Aspen Insurance Holdings Ltd.	21,950	996,969
Assurant, Inc.	10,130	664,022
CNO Financial Group, Inc.	42,190	750,982
Essent Group Ltd.*	4,180	83,976
Genworth Financial, Inc., Class A*	53,170	925,158
PartnerRe Ltd.	8,760	956,680
Unum Group	22,115	768,717
Validus Holdings Ltd.	23,350	892,904

		7,021,552

Internet — 1.3%
CDW Corp.	28,270	901,248

Iron & Steel — 1.8%
Commercial Metals Co.	24,540	424,787
Steel Dynamics, Inc.	47,270	848,497

		1,273,284

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 1.0%
Terex Corp.	17,830	$732,813

Media — 1.2%
Gannett Co., Inc.	27,420	858,520

Miscellaneous Manufacturing — 1.1%
ITT Corp.	16,080	773,448

Oil & Gas — 4.6%
Bill Barrett Corp.*	34,420	921,768
Cimarex Energy Co.	3,030	434,684
Rosetta Resources, Inc.*	18,450	1,011,982
Stone Energy Corp.*	18,260	854,385

		3,222,819

Packaging and Containers — 1.0%
Graphic Packaging Holding Co.*	59,230	692,991

Retail — 5.9%
Bloomin’ Brands, Inc.*	29,730	666,844
Brown Shoe Co., Inc.	15,090	431,725
DineEquity, Inc.	7,020	558,020
GameStop Corp., Class A	17,530	709,439
Office Depot, Inc.*	187,050	1,064,314
The Children’s Place Retail Stores, Inc.	15,190	753,880

		4,184,222

Savings & Loans — 0.8%
First Niagara Financial Group, Inc.	61,040	533,490

Semiconductors — 3.4%
Entegris, Inc.*	47,120	647,664
Lam Research Corp.	14,900	1,006,942
Teradyne, Inc.	36,620	717,752

		2,372,358

Software — 1.3%
Electronic Arts, Inc.*	25,790	925,087

Telecommunications — 4.1%
Amdocs Ltd.	16,645	771,163
Anixter International, Inc.	6,260	626,438
Genpact Ltd.	37,310	654,044
Harris Corp.	11,270	853,703

		2,905,348

Transportation — 2.4%
Con-way, Inc.	15,690	790,933
Ryder System, Inc.	9,950	876,495

		1,667,428

TOTAL COMMON STOCKS (Cost $46,442,780)		62,784,796

REAL ESTATE INVESTMENT TRUSTS — 8.9%
Apartments — 1.8%
Camden Property Trust	7,970	567,065
Mid-America Apartment Communities, Inc.	9,320	680,826

		1,247,891

	Number of Shares	Value†

Diversified — 0.7%
STAG lndustrial, Inc.	19,940	$478,759

Healthcare — 2.2%
LTC Properties, Inc.	20,600	804,224
Medical Properties Trust, Inc.	59,790	791,620

		1,595,844

Hotels & Resorts — 1.2%
DiamondRock Hospitality Co.	64,440	826,121

Office Property — 1.9%
BioMed Realty Trust, Inc.	25,430	555,137
Parkway Properties, Inc.	37,220	768,593

		1,323,730

Strip Centers — 1.1%
DDR Corp.	45,200	796,876

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,556,861)		6,269,221

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,481,897)	1,481,897	1,481,897

TOTAL INVESTMENTS — 100.0% (Cost $53,481,538)		$70,535,914

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 06/30/2014††
United States	94%
Bermuda	5
Puerto Rico	1

Total	100%

††	% of total investments as of June 30, 2014

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$62,784,796	$62,784,796	$—	$—
REAL ESTATE INVESTMENT TRUSTS	6,269,221	6,269,221	—	—
SHORT-TERM INVESTMENTS	1,481,897	1,481,897	—	—

TOTAL INVESTMENTS	$70,535,914	$70,535,914	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Aerospace & Defense — 2.8%
HEICO Corp., Class A	48,818	$1,982,011
TransDigm Group, Inc.	3,520	588,755

		2,570,766

Apparel — 5.5%
Carter’s, Inc.	26,885	1,853,183
Gildan Activewear, Inc.	12,754	750,956
Quiksilver, Inc.*	42,170	150,969
Vince Holding Corp.*	21,870	800,879
Wolverine World Wide, Inc.	56,950	1,484,117

		5,040,104

Banks — 2.3%
Bank of the Ozarks, Inc.	20,810	696,095
City National Corp.	6,070	459,863
SVB Financial Group*	8,060	939,957

		2,095,915

Biotechnology — 2.7%
Alkermes PLC*	14,861	747,954
Incyte Corp. Ltd.*	13,256	748,169
Mediwound Ltd.	16,240	184,811
NPS Pharmaceuticals, Inc.*	20,113	664,735
Puma Biotechnology, Inc.*	1,575	103,950

		2,449,619

Chemicals — 1.6%
Sensient Technologies Corp.	26,050	1,451,506

Commercial Services — 10.1%
Ascent Capital Group Inc., Class A*	5,025	331,700
CoStar Group, Inc.*	4,835	764,752
Euronet Worldwide, Inc.*	45,160	2,178,518
Gartner, Inc.*	7,225	509,507
Nord Anglia Education, Inc.*	48,040	879,132
Paylocity Corp.*	6,939	150,091
Ritchie Bros. Auctioneers, Inc.	26,395	650,637
Rollins, Inc.	12,285	368,550
Servicemaster Global Holdings, Inc.*	37,500	683,625
SP Plus Corp.*	24,340	520,633
Team Health Holdings, Inc.*	12,880	643,227
The Corporate Executive Board Co.	10,675	728,248
VistaPrint N.V.	19,920	805,963

		9,214,583

Computers — 4.3%
Cadence Design Systems, Inc.*	85,790	1,500,467
Jack Henry & Associates, Inc.	28,405	1,688,109
Stratasys Ltd.*	6,855	778,934

		3,967,510

Distribution & Wholesale — 1.7%
WESCO International, Inc.*	17,640	1,523,743

Diversified Financial Services — 2.3%
Artisan Partners Asset Management, Inc.	5,475	310,323
Financial Engines, Inc.	11,050	500,344

	Number of Shares	Value†

Diversified Financial Services — (continued)
LPL Financial Holdings, Inc.	13,535	$673,231
MarketAxess Holdings, Inc.	11,566	625,258

		2,109,156

Electrical Components & Equipment — 2.4%
Belden, Inc.	9,285	725,715
EnerSys	7,585	521,772
GrafTech International Ltd.*	88,447	925,156

		2,172,643

Electronics — 3.4%
Measurement Specialties, Inc.*	16,465	1,417,143
National Instruments Corp.	14,375	465,606
OSI Systems, Inc.*	9,668	645,339
Trimble Navigation Ltd.*	16,660	615,587

		3,143,675

Entertainment — 2.0%
AMC Entertainment Holdings, Inc., Class A	20,860	518,788
National CineMedia, Inc.	57,853	1,013,006
SFX Entertainment, Inc.*	32,315	261,752

		1,793,546

Environmental Control — 1.0%
Clean Harbors, Inc.*	13,591	873,222

Hand & Machine Tools — 2.0%
Kennametal, Inc.	39,630	1,834,076

Healthcare Products — 5.3%
Endologix, Inc.*	75,865	1,153,907
IDEXX Laboratories, Inc.*	3,495	466,827
LDR Holding Corp.*	26,235	656,137
Masimo Corp.*	36,265	855,854
Quidel Corp.*	31,545	697,460
Techne Corp.	11,065	1,024,287

		4,854,472

Household Products & Wares — 0.8%
Prestige Brands Holdings, Inc.*	20,645	699,659

Internet — 2.0%
ChannelAdvisor Corp.*	13,500	355,860
Coupons.Com, Inc.*	9,604	252,681
Grubhub, Inc.*	3,468	122,802
RingCentral, Inc., Class A*	19,445	294,203
Zillow, Inc. Class A*	5,730	818,989

		1,844,535

Leisure Time — 0.5%
Arctic Cat, Inc.	11,085	436,971

Machinery — Diversified — 2.5%
Nordson Corp.	5,470	438,639
Tennant Co.	11,705	893,326
Wabtec Corp.	11,155	921,291

		2,253,256

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.1%
Polypore International, Inc.*	14,925	$712,370
Sodastream International Ltd.*	7,650	257,040

		969,410

Oil & Gas — 1.8%
Athlon Energy, Inc.*	24,535	1,170,320
Phillips 66 Partners LP	6,900	521,364

		1,691,684

Oil & Gas Services — 4.1%
Core Laboratories N.V.	1,925	321,590
Dresser-Rand Group, Inc.*	15,990	1,019,043
Dril-Quip, Inc.*	10,944	1,195,523
Targa Resources Corp.	8,395	1,171,690

		3,707,846

Pharmaceuticals — 5.0%
Ironwood Pharmaceuticals, Inc.*	37,200	570,276
Mallinckrodt PLC*	13,355	1,068,667
Medivation, Inc.*	9,590	739,197
Pacira Pharmaceuticals, Inc.*	3,150	289,359
Phibro Animal Health Corp., Class A*	30,790	675,841
Swedish Orphan Biovitrum AB*	39,776	531,613
Synageva BioPharma Corp.*	6,893	722,386

		4,597,339

Real Estate — 1.2%
Jones Lang LaSalle, Inc.	3,840	485,337
The St. Joe Co.*	23,895	607,650

		1,092,987

Retail — 4.2%
Biglari Holdings, Inc.*	1,850	782,494
Casey’s General Stores, Inc.	10,786	758,148
Dunkin’ Brands Group, Inc.	8,255	378,162
Hibbett Sports, Inc.*	24,180	1,309,831
Sally Beauty Holdings, Inc.*	14,200	356,136
Ulta Salon Cosmetics & Fragrance, Inc.*	3,295	301,196

		3,885,967

Semiconductors — 3.9%
Atmel Corp.*	182,795	1,712,789
ON Semiconductor Corp.*	116,295	1,062,937
Sensata Technologies Holding N.V.*	16,700	781,226

		3,556,952

Software — 14.8%
Advent Software, Inc.	20,465	666,545
athenahealth, Inc.*	5,880	735,764
Blackbaud, Inc.	62,175	2,222,134
Broadridge Financial Solutions, Inc.	41,760	1,738,886
Guidewire Software, Inc.*	11,565	470,233
Informatica Corp.*	26,718	952,497
RealPage, Inc.*	84,591	1,901,606
Solera Holdings, Inc.	26,525	1,781,154
SS&C Technologies Holdings, Inc.*	69,335	3,065,994

		13,534,813

	Number of Shares	Value†

Telecommunications — 0.6%
NICE Systems, Ltd. ADR	14,545	$593,581

Transportation — 3.7%
Expeditors International of Washington, Inc.	9,280	409,805
Landstar System, Inc.	12,810	819,840
Old Dominion Freight Line, Inc.*	20,135	1,282,197
Saia, Inc.*	18,975	833,571

		3,345,413

TOTAL COMMON STOCKS (Cost $68,930,972)		87,304,949

SHORT-TERM INVESTMENTS — 4.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,035,830)	4,035,830	4,035,830

TOTAL INVESTMENTS — 100.0% (Cost $72,966,802)		$91,340,779

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2014††
United States	92%
Ireland	2
Netherlands	2
Canada	1
Hong Kong	1
Israel	1
Sweden	1

Total	100%

††	% of total investments as of June 30, 2014

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Growth Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$87,304,949	$87,304,949	$—	$—
SHORT-TERM INVESTMENTS	4,035,830	4,035,830	—	—

TOTAL INVESTMENTS	$91,340,779	$91,340,779	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.0%
Aerospace & Defense — 3.4%
Cubic Corp.	19,193	$854,280
Esterline Technologies Corp.*	23,712	2,729,726
Kaman Corp.	35,898	1,533,922
Moog, Inc., Class A*	25,978	1,893,536
Teledyne Technologies, Inc.*	13,984	1,358,825

		8,370,289

Apparel — 0.7%
Carter’s, Inc.	14,227	980,667
Steven Madden Ltd.*	23,796	816,203

		1,796,870

Auto Parts & Equipment — 1.1%
American Axle & Manufacturing Holdings, Inc.*	53,885	1,017,888
Dana Holding Corp.	10,228	249,768
Tenneco, Inc.*	23,343	1,533,635

		2,801,291

Banks — 14.0%
BancorpSouth, Inc.	85,952	2,111,841
Bank of the Ozarks, Inc.	74,781	2,501,424
Banner Corp.	26,569	1,052,929
Boston Private Financial Holdings, Inc.	82,311	1,106,260
Bridge Capital Holdings*	15,736	380,969
CoBiz Financial, Inc.	32,669	351,845
Community Bank System, Inc.	28,918	1,046,832
First Financial Bankshares, Inc.	39,914	1,252,102
First Midwest Bancorp, Inc.	42,866	730,008
Glacier Bancorp, Inc.	65,003	1,844,785
Heritage Financial Corp.	16,744	269,411
Home BancShares, Inc.	36,231	1,189,101
Independent Bank Corp.	19,178	736,052
Independent Bank Group, Inc.	10,160	565,607
Lakeland Financial Corp.	12,081	461,011
MB Financial, Inc.	56,637	1,532,031
PacWest Bancorp	37,327	1,611,407
Pinnacle Financial Partners, Inc.	32,835	1,296,326
PrivateBancorp, Inc.	68,621	1,994,126
Prosperity Bancshares, Inc.	21,906	1,371,316
Sandy Spring Bancorp, Inc.	15,985	398,186
Sierra Bancorp	7,328	115,782
Signature Bank*	9,878	1,246,406
South State Corp.	18,484	1,127,524
Southcoast Financial Corp.*	13,748	99,948
Southwest Bancorp, Inc.	26,301	448,695
Summit State Bank	7,808	102,909
Texas Capital Bancshares, Inc.*	29,683	1,601,398
The First of Long Island Corp.	8,052	314,672
Trico Bancshares	16,146	373,618
UMB Financial Corp.	30,573	1,938,023
ViewPoint Financial Group, Inc.	52,057	1,400,854
Webster Financial Corp.	58,855	1,856,287

		34,429,685

Biotechnology — 0.5%
Exact Sciences Corp.*	68,574	1,167,815

	Number of Shares	Value†

Building Materials — 0.8%
Comfort Systems USA, Inc.	36,413	$575,325
NCI Building Systems, Inc.*	36,328	705,853
Trex Co., Inc.*	22,913	660,353

		1,941,531

Chemicals — 3.6%
Axiall Corp.	9,830	464,664
Methanex Corp.	20,206	1,248,327
Minerals Technologies, Inc.	6,301	413,220
PolyOne Corp.	63,604	2,680,272
Quaker Chemical Corp.	11,071	850,142
Taminco Corp.*	43,656	1,015,439
Westlake Chemical Corp.	11,998	1,004,952
WR Grace & Co.*	13,256	1,253,090

		8,930,106

Commercial Services — 1.5%
Convergys Corp.	60,851	1,304,645
Live Nation Entertainment, Inc.*	50,826	1,254,894
Monro Muffler Brake, Inc.	10,940	581,899
TrueBlue, Inc.*	17,286	476,575

		3,618,013

Computers — 0.9%
CACI International, Inc., Class A*	17,768	1,247,491
Electronics for Imaging, Inc.*	19,649	888,135

		2,135,626

Distribution & Wholesale — 0.5%
WESCO International, Inc.*	13,116	1,132,960

Diversified Financial Services — 1.8%
Cohen & Steers, Inc.	9,550	414,279
E*TRADE Financial Corp.*	21,434	455,687
MarketAxess Holdings, Inc.	9,171	495,784
Moelis & Co.*	12,231	411,084
Stifel Financial Corp.*	30,310	1,435,178
Virtus Investment Partners, Inc.*	6,213	1,315,603

		4,527,615

Electric — 5.6%
ALLETE, Inc.	28,585	1,467,840
Black Hills Corp.	17,400	1,068,186
Cleco Corp.	43,941	2,590,322
Dynegy, Inc.*	26,946	937,721
El Paso Electric Co.	42,435	1,706,311
IDACORP, Inc.	35,274	2,039,895
NorthWestern Corp.	22,621	1,180,590
PNM Resources, Inc.	29,157	855,175
Portland General Electric Co.	53,086	1,840,492

		13,686,532

Electrical Components & Equipment — 0.9%
Belden, Inc.	15,658	1,223,829
Littelfuse, Inc.	10,868	1,010,181

		2,234,010

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 1.4%
CTS Corp.	43,238	$808,551
Newport Corp.*	53,337	986,735
Watts Water Technologies, Inc., Class A	10,480	646,930
Woodward, Inc.	19,280	967,470

		3,409,686

Engineering & Construction — 1.0%
EMCOR Group, Inc.	38,336	1,707,102
MYR Group, Inc.*	28,621	724,970

		2,432,072

Entertainment — 1.2%
Carmike Cinemas, Inc.*	13,895	488,131
Marriott Vacations Worldwide Corp.*	17,625	1,033,354
Vail Resorts, Inc.	20,171	1,556,798

		3,078,283

Environmental Control — 0.7%
Ceco Environmental Corp.	33,618	524,104
Progressive Waste Solutions Ltd.	43,716	1,122,190

		1,646,294

Food — 0.7%
B&G Foods, Inc., Class A	16,335	533,991
The Hain Celestial Group, Inc.*	12,520	1,111,025

		1,645,016

Forest Products & Paper — 0.7%
KapStone Paper and Packaging Corp.*	52,695	1,745,785

Gas — 0.9%
Southwest Gas Corp.	40,938	2,161,117

Healthcare Products — 1.3%
Endologix, Inc.*	63,862	971,341
Hill-Rom Holdings, Inc.	26,801	1,112,510
Integra LifeSciences Holdings Corp.*	10,295	484,483
Tornier N.V.*	25,898	605,495

		3,173,829

Healthcare Services — 1.7%
Adeptus Health, Inc., Class A*	14,664	372,026
Air Methods Corp.*	21,448	1,107,789
HealthSouth Corp.	33,633	1,206,416
Surgical Care Affiliates, Inc.*	14,349	417,269
WellCare Health Plans, Inc.*	15,928	1,189,184

		4,292,684

Home Builders — 1.0%
Meritage Homes Corp.*	21,666	914,522
Standard Pacific Corp.*	109,059	937,907
William Lyon Homes, Class A*	20,645	628,434

		2,480,863

Household Products & Wares — 1.4%
Prestige Brands Holdings, Inc.*	26,631	902,525
Spectrum Brands Holdings, Inc.	29,215	2,513,366

		3,415,891

	Number of Shares	Value†

Insurance — 5.2%
American Equity Investment Life Holding Co.	96,729	$2,379,533
AMERISAFE, Inc.	6,141	249,755
CNO Financial Group, Inc.	138,699	2,468,842
Endurance Specialty Holdings Ltd.	20,665	1,066,107
Enstar Group Ltd.*	5,349	806,255
Fidelity & Guaranty Life	19,896	476,310
Maiden Holdings Ltd.	104,340	1,261,471
Meadowbrook Insurance Group, Inc.	52,420	376,900
ProAssurance Corp.	25,681	1,140,236
Radian Group, Inc.	115,822	1,715,324
RLI Corp.	16,927	774,918

		12,715,651

Investment Companies — 0.7%
Apollo Investment Corp.	69,706	600,168
Golub Capital BDC, Inc.	19,151	338,973
New Mountain Finance Corp.	30,059	446,677
Solar Capital Ltd.	10,261	218,354
Solar Senior Capital Ltd.	6,618	111,712
THL Credit, Inc.	9,131	127,834

		1,843,718

Iron & Steel — 0.6%
AK Steel Holding Corp.*	119,849	953,998
Commercial Metals Co.	29,498	510,610

		1,464,608

Leisure Time — 0.8%
Arctic Cat, Inc.	4,987	196,587
Brunswick Corp.	20,038	844,201
Diamond Resorts International, Inc.*	37,854	880,863

		1,921,651

Machinery — Diversified — 0.9%
Applied Industrial Technologies, Inc.	24,393	1,237,457
Graco, Inc.	11,282	880,899

		2,118,356

Media — 0.1%
Time, Inc.*	15,123	366,279

Metal Fabricate/Hardware — 0.9%
CIRCOR International, Inc.	15,633	1,205,774
Olympic Steel, Inc.	9,668	239,283
RBC Bearings, Inc.	13,065	836,813

		2,281,870

Mining — 1.1%
Coeur Mining, Inc.*	33,671	309,100
Globe Specialty Metals, Inc.	37,827	786,045
Kaiser Aluminum Corp.	22,306	1,625,438

		2,720,583

Miscellaneous Manufacturing — 2.9%
Actuant Corp., Class A	56,628	1,957,630
Barnes Group, Inc.	33,630	1,296,101
Carlisle Cos., Inc.	20,121	1,742,881

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Crane Co.	11,731	$872,317
Movado Group, Inc.	29,845	1,243,641

		7,112,570

Oil & Gas — 4.4%
Delek US Holdings, Inc.	22,154	625,408
Laredo Petroleum, Inc.*	76,884	2,381,866
Parsley Energy, Inc., Class A*	49,630	1,194,594
Rex Energy Corp.*	122,990	2,178,153
Rice Energy, Inc.*	62,449	1,901,572
RSP Permian, Inc.*	78,146	2,535,056

		10,816,649

Oil & Gas Services — 3.0%
Dril-Quip, Inc.*	9,089	992,882
Forum Energy Technologies, Inc.*	67,975	2,476,329
Newpark Resources, Inc.*	146,428	1,824,493
Tesco Corp.	16,737	357,168
TETRA Technologies, Inc.*	73,931	870,907
Thermon Group Holdings, Inc.*	34,095	897,381

		7,419,160

Packaging and Containers — 0.7%
Berry Plastics Group, Inc.*	27,782	716,776
Graphic Packaging Holding Co.*	89,409	1,046,085

		1,762,861

Pharmaceuticals — 0.6%
Infinity Pharmaceuticals, Inc.*	83,690	1,066,211
TESARO, Inc.*	15,423	479,809

		1,546,020

Real Estate — 0.8%
Kennedy-Wilson Holdings, Inc.	75,799	2,032,929

Retail — 3.7%
Asbury Automotive Group, Inc.*	18,407	1,265,297
Bloomin’ Brands, Inc.*	32,794	735,569
First Cash Financial Services, Inc.*	13,904	800,731
GNC Holdings, Inc., Class A	31,604	1,077,696
HSN, Inc.	25,502	1,510,739
Jack in the Box, Inc.	22,301	1,334,492
Lithia Motors, Inc., Class A	2,989	281,175
Office Depot, Inc.*	132,034	751,274
Shoe Carnival, Inc.	21,408	442,075
Susser Holdings Corp.*	6,016	485,612
The Men’s Wearhouse, Inc.	10,067	561,739

		9,246,399

Savings & Loans — 1.6%
Brookline Bancorp, Inc.	35,226	330,068
Dime Community Bancshares, Inc.	22,392	353,570
Flushing Financial Corp.	34,373	706,365
Home Loan Servicing Solutions Ltd.	39,443	896,539
Oritani Financial Corp.	30,831	474,489
Provident Financial Services, Inc.	44,288	767,068
WSFS Financial Corp.	6,905	508,691

		4,036,790

	Number of Shares	Value†

Semiconductors — 4.1%
Cabot Microelectronics Corp.*	29,255	$1,306,236
Entegris, Inc.*	119,322	1,640,081
Fairchild Semiconductor International, Inc.*	70,961	1,106,992
Intersil Corp., Class A	116,157	1,736,547
Micrel, Inc.	40,622	458,216
MKS Instruments, Inc.	49,458	1,545,068
PMC-Sierra, Inc.*	111,699	850,029
Power Integrations, Inc.	5,138	295,640
Semtech Corp.*	40,119	1,049,112

		9,987,921

Software — 4.0%
Allscripts Healthcare Solutions, Inc.*	122,056	1,958,999
Digi International, Inc.*	32,720	308,222
Everyday Health, Inc.*	30,653	566,467
Monotype Imaging Holdings, Inc.	28,502	802,901
PTC, Inc.*	27,582	1,070,182
Quality Systems, Inc.	56,858	912,571
RADWARE Ltd.*	52,701	889,066
SS&C Technologies Holdings, Inc.*	34,658	1,532,577
Verint Systems, Inc.*	34,786	1,706,253

		9,747,238

Storage & Warehousing — 0.5%
Mobile Mini, Inc.	26,951	1,290,683

Telecommunications — 1.9%
ADTRAN, Inc.	32,133	724,920
Anixter International, Inc.	17,024	1,703,592
Extreme Networks, Inc.*	108,225	480,519
Premiere Global Services, Inc.*	95,638	1,276,767
West Corp.	14,367	385,036

		4,570,834

Textiles — 0.4%
G&K Services, Inc., Class A	20,310	1,057,542

Transportation — 0.8%
Celadon Group, Inc.	2,338	49,846
Forward Air Corp.	25,386	1,214,720
Gulfmark Offshore, Inc., Class A	14,327	647,294

		1,911,860

TOTAL COMMON STOCKS (Cost $158,499,928)		214,226,035

REAL ESTATE INVESTMENT TRUSTS — 11.2%
Apartments — 0.8%
American Campus Communities, Inc.	40,089	1,533,004
Mid-America Apartment Communities, Inc.	5,163	377,157

		1,910,161

Building & Real Estate — 2.3%
Apollo Commercial Real Estate Finance, Inc.	83,520	1,377,245
Blackstone Mortgage Trust, Inc., Class A	57,819	1,676,751
MFA Financial, Inc.	176,189	1,446,512
Two Harbors Investment Corp.	110,361	1,156,583

		5,657,091

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 1.3%
DuPont Fabros Technology, Inc.	47,816	$1,289,119
PS Business Parks, Inc.	23,254	1,941,477

		3,230,596

Healthcare — 0.7%
National Health Investors, Inc.	29,578	1,850,400

Hotels & Resorts — 2.0%
Chesapeake Lodging Trust	58,838	1,778,673
Pebblebrook Hotel Trust	39,003	1,441,551
Strategic Hotels & Resorts, Inc.*	155,236	1,817,813

		5,038,037

Industrial — 0.4%
Terreno Realty Corp.	49,510	957,028

Office Property — 1.5%
Highwoods Properties, Inc.	47,120	1,976,684
Hudson Pacific Properties, Inc.	63,869	1,618,440

		3,595,124

Regional Malls — 0.7%
CBL & Associates Properties, Inc.	87,567	1,663,773

Storage & Warehousing — 0.9%
CubeSmart	119,498	2,189,203

Strip Centers — 0.6%
Acadia Realty Trust	55,787	1,567,057

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $22,558,391)		27,658,470

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,335,420)	4,335,420	4,335,420

TOTAL INVESTMENTS — 100.0% (Cost $185,393,739)		$246,219,925

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$214,226,035	$214,226,035	$—	$—
REAL ESTATE INVESTMENT TRUSTS	27,658,470	27,658,470	—	—
SHORT-TERM INVESTMENTS	4,335,420	4,335,420	—	—

TOTAL INVESTMENTS	$246,219,925	$246,219,925	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 89.8%
Advertising — 0.1%
Harte-Hanks, Inc.	1,678	$12,065
Marchex, Inc., Class B	745	8,955
Marin Software, Inc.*	700	8,239
MDC Partners, Inc., Class A	1,500	32,235
Millennial Media, Inc.*	2,900	14,471
Sizmek, Inc.*	757	7,214
Valuevision Media, Inc.*	1,700	8,483

		91,662

Aerospace & Defense — 1.5%
AAR Corp.	1,569	43,242
AeroVironment, Inc.*	718	22,832
Astronics Corp.*	637	35,959
Cubic Corp.	869	38,679
Curtiss-Wright Corp.	1,826	119,712
Ducommun, Inc.*	400	10,452
Esterline Technologies Corp.*	1,240	142,749
GenCorp, Inc.*	2,440	46,604
HEICO Corp.	2,615	135,823
Kaman Corp.	1,048	44,781
Kratos Defense & Security Solutions, Inc.*	2,422	18,891
LMI Aerospace, Inc.*	653	8,541
M/A-COM Technology Solutions Holdings, Inc.*	500	11,240
Moog, Inc., Class A*	1,791	130,546
National Presto Industries, Inc.	146	10,635
Orbital Sciences Corp.*	2,396	70,802
Teledyne Technologies, Inc.*	1,504	146,144

		1,037,632

Agriculture — 0.3%
Alico, Inc.	51	1,912
Alliance One International, Inc.*	2,256	5,640
Limoneira Co.	600	13,182
Tejon Ranch Co.*	688	22,147
The Andersons, Inc.	1,132	58,388
Universal Corp.	855	47,324
Vector Group Ltd.	2,769	57,263

		205,856

Airlines — 0.3%
Allegiant Travel Co.	501	59,003
Hawaiian Holdings, Inc.*	2,026	27,776
JetBlue Airways Corp.*	9,528	103,379
Republic Airways Holdings, Inc.*	1,901	20,607
SkyWest, Inc.	1,881	22,986

		233,751

Apparel — 0.9%
Columbia Sportswear Co.	511	42,234
Crocs, Inc.*	3,700	55,611
G-III Apparel Group Ltd.*	704	57,489
Iconix Brand Group, Inc.*	1,842	79,095
Oxford Industries, Inc.	508	33,868
Perry Ellis International, Inc.*	414	7,220
Quiksilver, Inc.*	5,560	19,905
RG Barry Corp.	200	3,790

	Number of Shares	Value†

Apparel — (continued)
Sequential Brands Group, Inc.*	700	$9,667
Skechers U.S.A., Inc., Class A*	1,616	73,851
Steven Madden Ltd.*	2,249	77,141
Unifi, Inc.*	760	20,923
Vince Holding Corp.*	400	14,648
Weyco Group, Inc.	100	2,741
Wolverine World Wide, Inc.	3,982	103,771

		601,954

Auto Manufacturers — 0.1%
Wabash National Corp.*	2,600	37,050

Auto Parts & Equipment — 1.3%
Accuride Corp.*	1,000	4,890
American Axle & Manufacturing Holdings, Inc.*	2,816	53,194
Commercial Vehicle Group, Inc.*	600	6,024
Cooper Tire & Rubber Co.	2,549	76,470
Cooper-Standard Holding, Inc.*	600	39,696
Dana Holding Corp.	6,096	148,864
Dorman Products, Inc.*	992	48,925
Douglas Dynamics, Inc.	900	15,858
Federal-Mogul Holdings Corp.*	916	18,531
Fuel Systems Solutions, Inc.*	634	7,063
Gentherm, Inc.*	1,468	65,252
Meritor, Inc.*	3,645	47,531
Miller Industries, Inc.	443	9,117
Modine Manufacturing Co.*	2,077	32,692
Motorcar Parts of America, Inc.*	700	17,045
Remy International, Inc.	600	14,010
Spartan Motors, Inc.	917	4,163
Standard Motor Products, Inc.	700	31,269
Strattec Security Corp.	200	12,898
Superior Industries International, Inc.	1,119	23,074
Tenneco, Inc.*	2,400	157,680
Titan International, Inc.	1,913	32,177
Tower International, Inc.*	800	29,472

		895,895

Banks — 6.9%
1st Source Corp.	626	19,168
1st United Bancorp, Inc.	1,500	12,930
American National Bankshares, Inc.	400	8,692
Ameris Bancorp*	947	20,417
Ames National Corp.	199	4,605
Arrow Financial Corp.	364	9,442
Bancfirst Corp.	360	22,284
Banco Latinoamericano de Exportaciones S.A., Class E	1,110	32,934
Bancorp, Inc.*	1,412	16,817
BancorpSouth, Inc.	3,649	89,656
Bank of Marin Bancorp	290	13,221
Bank of the Ozarks, Inc.	3,152	105,434
Banner Corp.	800	31,704
BBCN Bancorp, Inc.	3,185	50,801
BNC Bancorp	800	13,656
Boston Private Financial Holdings, Inc.	2,858	38,412

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Bridge Bancorp, Inc.	307	$7,365
Bridge Capital Holdings*	300	7,263
Bryn Mawr Bank Corp.	532	15,492
Camden National Corp.	326	12,636
Capital Bank Financial Corp., Class A*	1,000	23,610
Capital City Bank Group, Inc.	269	3,909
Cardinal Financial Corp.	1,218	22,484
Cascade Bancorp	1,262	6,575
Cass Information Systems, Inc.	454	22,464
Cathay General Bancorp	3,050	77,958
Center Bancorp, Inc.	400	7,692
Centerstate Banks, Inc.	1,432	16,038
Central Pacific Financial Corp.	800	15,880
Century Bancorp, Inc., Class A	69	2,438
Chemical Financial Corp.	1,066	29,933
Citizens & Northern Corp.	356	6,938
City Holding Co.	648	29,238
CNB Financial Corp.	474	7,963
CoBiz Financial, Inc.	1,700	18,309
Columbia Banking System, Inc.	1,914	50,357
Community Bank System, Inc.	1,511	54,698
Community Trust Bancorp, Inc.	683	23,372
CommunityOne Bancorp*	700	6,790
Connectone Bancorp, Inc.*	100	4,989
CU Bancorp*	400	7,628
Customers Bancorp, Inc.*	880	17,609
CVB Financial Corp.	3,992	63,992
Eagle Bancorp, Inc.*	973	32,839
Enterprise Bancorp, Inc.	300	6,189
Enterprise Financial Services Corp.	782	14,123
F.N.B. Corp.	6,208	79,587
Fidelity Southern Corp.	607	7,885
Financial Institutions, Inc.	740	17,331
First Bancorp	824	15,120
First Bancorp Puerto Rico*	3,100	16,864
First Bancorp, Inc.	234	4,086
First Busey Corp.	3,602	20,928
First Business Financial Services, Inc.	200	9,406
First Citizens Bancshares, Inc., Class A	300	73,500
First Commonwealth Financial Corp.	4,021	37,074
First Community Bancshares, Inc.	626	8,971
First Connecticut Bancorp, Inc.	659	10,577
First Financial Bancorp	2,205	37,948
First Financial Bankshares, Inc.	2,452	76,919
First Financial Corp.	580	18,670
First Interstate Bancsystem, Inc.	600	16,308
First Merchants Corp.	1,238	26,171
First Midwest Bancorp, Inc.	2,814	47,922
First NBC Bank Holding Co.*	600	20,106
FirstMerit Corp.	6,394	126,281
Franklin Financial Corp.*	400	8,680
German American Bancorp, Inc.	692	18,739
Glacier Bancorp, Inc.	2,721	77,222
Great Southern Bancorp, Inc.	471	15,096
Guaranty Bancorp	900	12,510
Hancock Holding Co.	3,272	115,567

	Number of Shares	Value†

Banks — (continued)
Hanmi Financial Corp	1,213	$25,570
Heartland Financial USA, Inc.	717	17,731
Heritage Commerce Corp.	600	4,902
Heritage Financial Corp.	1,130	18,182
Heritage Oaks Bancorp*	1,500	11,445
Home BancShares, Inc.	2,164	71,022
Horizon Bancorp	400	8,736
Hudson Valley Holding Corp.	462	8,339
Iberiabank Corp.	1,246	86,211
Independent Bank Corp.	1,000	12,870
Independent Bank Corp.	971	37,267
Independent Bank Group, Inc.	400	22,268
International Bancshares Corp.	2,225	60,075
Lakeland Bancorp, Inc.	1,111	11,999
Lakeland Financial Corp.	594	22,667
Macatawa Bank Corp.	1,900	9,633
MainSource Financial Group, Inc.	1,021	17,612
MB Financial, Inc.	2,049	55,425
Mercantile Bank Corp.	500	11,440
Merchants Bancshares, Inc.	86	2,750
Metro Bancorp, Inc.*	563	13,017
MidSouth Bancorp, Inc.	186	3,700
MidWestOne Financial Group, Inc.	400	9,596
National Bankshares, Inc.	319	9,854
National Penn Bancshares, Inc.	4,487	47,472
NBT Bancorp, Inc.	1,869	44,893
Newbridge Bancorp*	1,100	8,866
Northrim BanCorp, Inc.	400	10,228
OFG Bancorp	1,810	33,322
Old National Bancorp	3,786	54,064
OmniAmerican Bancorp, Inc.	291	7,275
Pacific Continental Corp.	862	11,835
Park National Corp.	424	32,733
Park Sterling Corp.	1,600	10,544
Peapack-Gladstone Financial Corp.	636	13,490
Penns Woods Bancorp, Inc.	268	12,623
Peoples Bancorp, Inc.	272	7,194
Peoples Financial Services Corp.	300	15,417
Pinnacle Financial Partners, Inc.	1,463	57,759
Preferred Bank Los Angeles CA*	500	11,820
PrivateBancorp, Inc.	2,598	75,498
Prosperity Bancshares, Inc.	2,726	170,648
Renasant Corp.	1,358	39,477
Republic Bancorp, Inc., Class A	387	9,180
S&T Bancorp, Inc.	1,259	31,286
Sandy Spring Bancorp, Inc.	1,085	27,027
Seacoast Banking Corp of Florida*	440	4,783
Sierra Bancorp	712	11,250
Simmons First National Corp., Class A	600	23,634
South State Corp.	958	58,438
Southside Bancshares, Inc.	729	21,112
Southwest Bancorp, Inc.	1,036	17,674
State Bank Financial Corp.	1,500	25,365
Stock Yards Bancorp, Inc.	445	13,306
Stonegate Bank	500	12,600

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Suffolk Bancorp*	443	$9,883
Sun Bancorp, Inc.*	1,100	4,411
Susquehanna Bancshares, Inc.	7,633	80,604
Talmer Bancorp, Inc.*	900	12,411
Taylor Capital Group, Inc.*	833	17,810
Texas Capital Bancshares, Inc.*	1,573	84,863
The Bank of Kentucky Financial Corp.	200	6,958
The First of Long Island Corp.	395	15,437
Tompkins Financial Corp.	558	26,884
TowneBank	972	15,270
Trico Bancshares	604	13,977
Tristate Capital Holdings, Inc.*	1,000	14,130
TrustCo Bank Corp.	3,252	21,723
Trustmark Corp.	2,630	64,935
UMB Financial Corp.	1,381	87,542
Umpqua Holdings Corp.	6,401	114,706
Union Bankshares Corp.	1,828	46,888
United Bankshares, Inc.	2,492	80,566
United Community Banks, Inc.	1,878	30,743
Univest Corp. of Pennsylvania	600	12,420
Valley National Bancorp	7,900	78,289
ViewPoint Financial Group, Inc.	1,666	44,832
Walker & Dunlop, Inc.*	400	5,644
Washington Trust Bancorp, Inc.	670	24,636
Webster Financial Corp.	3,528	111,273
WesBanco, Inc.	1,115	34,610
West Bancorporation, Inc.	278	4,234
Westamerica Bancorporation	1,073	56,096
Western Alliance Bancorp*	2,775	66,045
Wilshire Bancorp, Inc.	2,676	27,483
Wintrust Financial Corp.	1,742	80,132
Yadkin Financial Corp.*	600	11,304

		4,806,275

Beverages — 0.1%
Coca-Cola Bottling Co. Consolidated	174	12,819
Craft Brew Alliance, Inc.*	700	7,742
Farmers Brothers Co.*	204	4,408
National Beverage Corp.*	242	4,579
The Boston Beer Co., Inc., Class A*	310	69,291

		98,839

Biotechnology — 2.8%
Acceleron Pharma, Inc.*	700	23,779
Acorda Therapeutics, Inc.*	1,531	51,610
Agenus, Inc.*	2,000	6,440
AMAG Pharmaceuticals, Inc.*	856	17,736
Ani Pharmaceuticals, Inc.*	300	10,332
Arena Pharmaceuticals, Inc.*	8,506	49,845
Ariad Pharmaceuticals, Inc.*	6,600	42,042
BioCryst Pharmaceuticals, Inc.*	2,900	36,975
Biotime, Inc.*	400	1,220
Bluebird Bio, Inc.*	800	30,856
Cambrex Corp.*	1,167	24,157
Celldex Therapeutics, Inc.*	3,444	56,206
Cti Biopharma Corp.*	5,000	14,050

	Number of Shares	Value†

Biotechnology — (continued)
Cubist Pharmaceuticals, Inc.*	1,200	$139
Cytokinetics, Inc.*	1,000	4,780
Cytrx Corp.*	2,600	10,868
Dendreon Corp.*	6,900	15,870
Dynavax Technologies Corp.*	10,200	16,320
Emergent BioSolutions, Inc.*	1,058	23,763
Enzo Biochem, Inc.*	1,300	6,825
Epizyme, Inc.*	300	9,336
Exact Sciences Corp.*	3,000	51,090
Exelixis, Inc.*	6,969	23,625
Five Prime Therapeutics, Inc.*	500	7,775
Foundation Medicine, Inc.*	300	8,088
Galena Biopharma, Inc.*	3,600	11,016
Geron Corp.*	5,050	16,210
Halozyme Therapeutics, Inc.*	3,589	35,459
Idera Pharmaceuticals, Inc.*	2,300	6,670
ImmunoGen, Inc.*	3,263	38,667
Immunomedics, Inc.*	2,936	10,716
Inovio Pharmaceuticals, Inc.*	2,500	27,025
Insmed, Inc.*	1,600	31,968
InterMune, Inc.*	3,843	169,668
Intrexon Corp.*	1,400	35,182
Karyopharm Therapeutics, Inc.*	400	18,620
KYTHERA Biopharmaceuticals, Inc.*	600	23,022
Lexicon Pharmaceuticals, Inc.*	8,826	14,210
Ligand Pharmaceuticals, Inc.*	844	52,573
MacroGenics, Inc.*	900	19,557
Merrimack Pharmaceuticals Inc*	3,500	25,515
Momenta Pharmaceuticals, Inc.*	1,882	22,735
Neuralstem, Inc.*	3,100	13,082
Newlink Genetics Corp.*	600	15,930
Novavax, Inc.*	7,229	33,398
NPS Pharmaceuticals, Inc.*	3,957	130,779
Omeros Corp.*	1,000	17,400
OncoMed Pharmaceuticals, Inc.*	200	4,660
Oncothyreon, Inc.*	3,300	10,692
Organovo Holdings, Inc.*	2,700	22,545
Oxford ImmunoteC Global PLC	200	3,366
Pacific Biosciences of California, Inc.*	2,400	14,832
PDL BioPharma, Inc.	6,217	60,181
Peregrine Pharmaceuticals, Inc.*	5,800	10,904
Prothena Corp. PLC	800	18,040
PTC Therapeutics, Inc.*	900	23,526
Puma Biotechnology, Inc.*	900	59,400
Repligen Corp.*	1,300	29,627
Retrophin, Inc.*	700	8,218
Rigel Pharmaceuticals, Inc.*	2,690	9,765
RTI Surgical, Inc.*	2,035	8,852
Sangamo Biosciences, Inc.*	2,403	36,694
Sequenom, Inc.*	5,097	19,725
Spectrum Pharmaceuticals, Inc.*	2,414	19,626
Stemline Therapeutics, Inc.*	400	5,868
Sunesis Pharmaceuticals, Inc.*	1,400	9,128
The Medicines Co.*	2,392	69,511
Theravance Biopharma, Inc.*	1,000	31,880

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Theravance, Inc.	3,200	$95,296
Ultragenyx Pharmaceutical, Inc.*	300	13,467
Verastem, Inc.*	600	5,436
Versartis, Inc.*	200	5,608
XOMA Corp.*	3,600	16,524
ZIOPHARM Oncology, Inc.*	3,700	14,911

		1,941,411

Building Materials — 1.2%
AAON, Inc.	1,057	35,431
Apogee Enterprises, Inc.	1,043	36,359
Boise Cascade Co.*	1,600	45,824
Builders FirstSource, Inc.*	2,173	16,254
Comfort Systems USA, Inc.	1,227	19,387
Continental Building Products, Inc.*	700	10,780
Drew Industries, Inc.	991	49,560
Gibraltar Industries, Inc.*	1,101	17,076
Griffon Corp.	1,956	24,254
Headwaters, Inc.*	2,880	40,003
Louisiana-Pacific Corp.*	5,694	85,524
LSI Industries, Inc.	1,314	10,486
Masonite International Corp.*	1,200	67,512
NCI Building Systems, Inc.*	764	14,844
Nortek, Inc.*	400	35,904
Patrick Industries, Inc.*	300	13,977
PGT, Inc.*	1,700	14,399
Ply Gem Holdings, Inc.*	600	6,060
Quanex Building Products Corp.	1,725	30,826
Simpson Manufacturing Co., Inc.	1,685	61,267
Stock Building Supply Holdings, Inc.*	300	5,919
Texas Industries, Inc.*	833	76,936
Trex Co., Inc.*	1,262	36,371
Universal Forest Products, Inc.	783	37,795
US Concrete, Inc.*	600	14,850

		807,598

Chemicals — 2.0%
A. Schulman, Inc.	1,188	45,975
Aceto Corp.	1,042	18,902
American Vanguard Corp.	1,078	14,251
Axiall Corp.	2,800	132,356
Balchem Corp.	1,205	64,540
Chemtura Corp.*	3,744	97,831
Ferro Corp.*	2,638	33,133
H.B. Fuller Co.	1,980	95,238
Hawkins, Inc.	449	16,676
Innophos Holdings, Inc.	796	45,826
Innospec, Inc.	900	38,853
Intrepid Potash, Inc.*	2,100	35,196
KMG Chemicals, Inc.	200	3,596
Kraton Performance Polymers, Inc.*	1,241	27,786
Kronos Worldwide, Inc.	900	14,103
Landec Corp.*	1,218	15,213
Minerals Technologies, Inc.	1,328	87,090
Oil-Dri Corp. of America	97	2,965
Olin Corp.	3,092	83,237

	Number of Shares	Value†

Chemicals — (continued)
OM Group, Inc.	1,254	$40,667
OMNOVA Solutions, Inc.*	2,368	21,525
PolyOne Corp.	3,755	158,236
Quaker Chemical Corp.	511	39,240
Rentech, Inc.*	7,187	18,614
Sensient Technologies Corp.	1,974	109,991
Stepan Co.	708	37,425
Taminco Corp.*	1,200	27,912
Tronox Ltd., Class A	2,400	64,560
Zep, Inc.	1,092	19,285

		1,410,222

Coal — 0.3%
Alpha Natural Resources, Inc.*	8,300	30,793
Arch Coal, Inc.	7,900	28,835
Cloud Peak Energy, Inc.*	2,600	47,892
SunCoke Energy, Inc.*	2,941	63,231
Walter Energy, Inc.	2,400	13,080
Westmoreland Coal Co.*	600	21,768

		205,599

Commercial Services — 5.3%
ABM Industries, Inc.	2,139	57,710
Acacia Research Corp.	1,880	33,370
Albany Molecular Research, Inc.*	900	18,108
American Public Education, Inc.*	755	25,957
AMN Healthcare Services, Inc.*	1,909	23,481
ARC Document Solutions, Inc.*	1,436	8,415
Arrowhead Research Corp.*	2,100	30,051
Ascent Capital Group Inc., Class A*	531	35,051
Barrett Business Services, Inc.	342	16,074
Bridgepoint Education, Inc.*	480	6,374
Bright Horizons Family Solutions, Inc.*	1,200	51,528
Capella Education Co.	407	22,137
Cardtronics, Inc.*	1,763	60,083
Career Education Corp.*	2,300	10,764
Carriage Services, Inc.	600	10,278
CBIZ, Inc.*	1,340	12,100
CDI Corp.	741	10,678
Cenveo, Inc.*	1,299	4,819
Chemed Corp.	729	68,322
Civeo Corp.*	3,700	92,611
Convergys Corp.	3,983	85,396
Corvel Corp.*	462	20,873
CRA International, Inc.*	274	6,316
Cross Country Healthcare, Inc.*	1,084	7,068
Deluxe Corp.	1,907	111,712
Education Management Corp.*	1,500	2,535
Electro Rent Corp.	715	11,962
Ennis, Inc.	858	13,093
Euronet Worldwide, Inc.*	2,055	99,133
EVERTEC, Inc.	2,600	63,024
Examworks Group, Inc.*	1,200	38,076
ExlService Holdings, Inc.*	1,200	35,340
Forrester Research, Inc.	375	14,205
Franklin Covey Co.*	241	4,851

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
FTI Consulting, Inc.*	1,556	$58,848
Global Cash Access Holdings, Inc.*	2,396	21,324
Grand Canyon Education, Inc.*	1,756	80,723
Great Lakes Dredge & Dock Corp.*	2,751	21,980
Green Dot Corp.*	900	17,082
H&E Equipment Services, Inc.*	1,159	42,118
Healthcare Services Group, Inc.	2,680	78,899
Heartland Payment Systems, Inc.	1,469	60,538
Heidrick & Struggles International, Inc.	669	12,377
HMS Holdings Corp.*	3,415	69,700
Huron Consulting Group, Inc.*	928	65,721
ICF International, Inc.*	748	26,449
Insperity, Inc.	924	30,492
ITT Educational Services, Inc.*	900	15,021
JTH Holding, Inc., Class A*	200	6,662
K12, Inc.*	1,152	27,729
Kelly Services, Inc., Class A	1,014	17,410
Kforce, Inc.	1,086	23,512
Korn/Ferry International*	1,790	52,572
Landauer, Inc.	480	20,160
LifeLock, Inc.*	3,200	44,672
Matthews International Corp., Class A	1,105	45,935
MAXIMUS, Inc.	2,688	115,638
McGrath Rentcorp	953	35,023
Medifast, Inc.*	631	19,189
MoneyGram International Inc*	878	12,933
Monro Muffler Brake, Inc.	1,237	65,796
Monster Worldwide, Inc.*	3,900	25,506
Multi-Color Corp.	567	22,686
National Research Corp.*	687	9,611
Navigant Consulting, Inc.*	1,984	34,621
On Assignment, Inc.*	2,152	76,547
PAREXEL International Corp.*	2,199	116,195
Paylocity Corp.*	300	6,489
Pendrell Corp.*	5,800	10,208
Performant Financial Corp.*	900	9,090
PHH Corp.*	2,289	52,601
PRGX Global, Inc.*	600	3,834
Quad /Graphics, Inc.	1,000	22,370
Rent-A-Center, Inc.	1,953	56,012
Resources Connection, Inc.	1,822	23,886
RPX Corp.*	2,100	37,275
ServiceSource International, Inc.*	2,400	13,920
SFX Entertainment, Inc.*	1,500	12,150
Sotheby’s	2,341	98,299
SP Plus Corp.*	793	16,962
Steiner Leisure Ltd.*	543	23,506
Strayer Education, Inc.*	400	21,004
Team Health Holdings, Inc.*	2,772	138,434
Team, Inc.*	792	32,488
TeleTech Holdings, Inc.*	707	20,496
The Advisory Board Co.*	1,350	69,930
The Brink’s Co.	2,010	56,722
The Corporate Executive Board Co.	1,369	93,393
The Hackett Group, Inc.	516	3,081
The Providence Service Corp.*	400	14,636

	Number of Shares	Value†

Commercial Services — (continued)
Tree.com, Inc.*	400	$11,656
Trinet Group, Inc.*	700	16,849
TrueBlue, Inc.*	1,576	43,450
Universal Technical Institute, Inc.	525	6,374
Viad Corp.	771	18,381
VistaPrint N.V.*	1,400	56,644
Weight Watchers International, Inc.	1,200	24,204
WEX, Inc.*	1,457	152,941
Xoom Corp.*	1,300	34,268

		3,686,717

Computers — 2.1%
Agilysys, Inc.*	376	5,294
CACI International, Inc., Class A*	950	66,700
Carbonite, Inc.*	800	9,576
CIBER, Inc.*	3,557	17,572
Computer Task Group, Inc.	579	9,530
Cray, Inc.*	1,699	45,193
Datalink Corp.*	900	9,000
Digimarc Corp.	300	9,780
Dot Hill Systems Corp.*	2,700	12,690
Electronics for Imaging, Inc.*	1,924	86,965
Fusion-io, Inc.*	4,300	48,590
iGATE Corp.*	1,457	53,020
Immersion Corp.*	842	10,710
Insight Enterprises, Inc.*	1,543	47,432
j2 Global, Inc.	1,874	95,312
LivePerson, Inc.*	1,925	19,539
Manhattan Associates, Inc.*	3,068	105,631
Maxwell Technologies, Inc.*	1,366	20,668
Mentor Graphics Corp.	3,976	85,762
Mercury Systems, Inc.*	1,736	19,686
MTS Systems Corp.	660	44,722
NetScout Systems, Inc.*	1,365	60,524
Nimble Storage, Inc.*	400	12,288
Qualys, Inc.*	600	15,402
Quantum Corp.*	8,761	10,688
RealD, Inc.*	1,608	20,518
Science Applications International Corp.	1,700	75,072
Silicon Graphics International Corp.*	1,366	13,141
Silver Spring Networks, Inc.*	1,500	19,995
Spansion, Inc., Class A*	2,100	44,247
Super Micro Computer, Inc.*	1,271	32,118
Sykes Enterprises, Inc.*	1,736	37,723
Synaptics, Inc.*	1,416	128,346
Syntel, Inc.*	580	49,857
The KEYW Holding Corp.*	1,300	16,341
Unisys Corp.*	2,124	52,548
Varonis Systems, Inc.*	300	8,703
Violin Memory, Inc.*	3,500	15,505
Virtusa Corp.*	889	31,826
Vocera Communications, Inc.*	800	10,560

		1,478,774

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	1,014	21,720

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Cosmetics & Personal Care — (continued)
Inter Parfums, Inc.	624	$18,439
Revlon, Inc., Class A*	570	17,385

		57,544

Distribution & Wholesale — 0.9%
Beacon Roofing Supply, Inc.*	1,981	65,611
Core-Mark Holding Co., Inc.	882	40,246
Houston Wire & Cable Co.	969	12,025
MWI Veterinary Supply, Inc.*	526	74,687
Owens & Minor, Inc.	2,576	87,532
Pool Corp.	1,776	100,451
Rentrak Corp.*	365	19,144
ScanSource, Inc.*	1,181	44,972
Speed Commerce, Inc.*	2,800	10,472
Titan Machinery, Inc.*	523	8,609
United Stationers, Inc.	1,519	62,993
Watsco, Inc.	1,038	106,665

		633,407

Diversified Financial Services — 2.5%
Aircastle Ltd.	2,576	45,776
Altisource Asset Management Corp.*	100	72,306
Altisource Portfolio Solutions SA*	600	68,748
BGC Partners, Inc., Class A	6,907	51,388
Blackhawk Network Holdings, Inc.*	500	14,110
Blackhawk Network Holdings, Inc., Class B*	1,500	40,275
Calamos Asset Management, Inc., Class A	469	6,280
Cohen & Steers, Inc.	817	35,441
Consumer Portfolio Services, Inc.*	1,100	8,382
Cowen Group, Inc., Class A*	5,390	22,746
Credit Acceptance Corp.*	224	27,574
Diamond Hill Investment Group, Inc.	150	19,158
Ellie Mae, Inc.*	1,200	37,356
Encore Capital Group, Inc.*	997	45,284
Evercore Partners, Inc., Class A	1,222	70,436
FBR & Co.*	277	7,515
Federal Agricultural Mortgage Corp., Class C	300	9,324
Financial Engines, Inc.	1,900	86,032
FXCM, Inc.	1,400	20,944
Gain Capital Holdings, Inc.	800	6,296
GAMCO Investors, Inc., Class A	262	21,759
GFI Group, Inc.	1,724	5,724
Greenhill & Co., Inc.	1,100	54,175
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	600	8,604
Higher One Holdings, Inc.*	1,500	5,715
INTL FCstone, Inc.*	793	15,797
Investment Technology Group, Inc.*	1,500	25,320
Janus Capital Group, Inc.	5,600	69,888
JGWPT Holdings, Inc., Class A*	400	4,504
KCG Holdings, Inc.*	2,175	25,839
Ladder Capital Corp.Class A*	600	10,842
Ladenburg Thalmann Financial Services, Inc.*	4,000	12,600
Manning & Napier, Inc.	300	5,178
MarketAxess Holdings, Inc.	1,499	81,036
Marlin Business Services Corp.	200	3,638

	Number of Shares	Value†

Diversified Financial Services — (continued)
Moelis & Co.*	300	$10,083
Nelnet, Inc., Class A	799	33,103
NewStar Financial, Inc.*	1,300	18,278
Nicholas Financial, Inc.	300	4,308
Oppenheimer Holdings, Inc., Class A	238	5,710
Outerwall, Inc.*	850	50,447
PennyMac Financial Service, Class A*	500	7,595
Piper Jaffray Cos.*	687	35,566
Portfolio Recovery Associates, Inc.*	1,948	115,964
Pzena Investment Management, Inc., Class A	130	1,451
Regional Management Corp.*	200	3,094
Springleaf Holdings, Inc.*	900	23,355
Stifel Financial Corp.*	2,506	118,659
Stonegate Mortgage Corp.*	300	4,185
SWS Group, Inc.*	768	5,591
Teton Advisors, Inc., Class B~	2	82
Virtus Investment Partners, Inc.*	272	57,596
Wageworks, Inc.*	1,400	67,494
Walter Investment Management Corp.*	1,353	40,292
Westwood Holdings Group, Inc.	311	18,672
WisdomTree Investments, Inc.*	3,800	46,968
World Acceptance Corp.*	362	27,498

		1,741,981

Electric — 2.1%
ALLETE, Inc.	1,651	84,779
Ameresco, Inc., Class A*	1,100	7,733
Atlantic Power Corp.*	4,127	16,921
Avista Corp.	2,239	75,051
Black Hills Corp.	1,748	107,310
Cleco Corp.	2,371	139,770
Dynegy, Inc.*	3,900	135,720
El Paso Electric Co.	1,677	67,432
Empire District Electric Co.	1,719	44,144
EnerNOC, Inc.*	1,300	24,635
IDACORP, Inc.	2,001	115,718
MGE Energy, Inc.	1,342	53,022
NorthWestern Corp.	1,480	77,241
NRG Yield, Inc., Class A	800	41,640
Ormat Technologies, Inc.	700	20,181
Otter Tail Corp.	1,592	48,222
Pike Corp.*	1,058	9,480
PNM Resources, Inc.	3,210	94,149
Portland General Electric Co.	2,956	102,485
UIL Holdings Corp.	2,191	84,814
Unitil Corp.	663	22,429
UNS Energy Corp.	1,627	98,287

		1,471,163

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc.*	1,393	26,815
Belden, Inc.	1,755	137,171
Capstone Turbine Corp.*	13,500	20,385
Encore Wire Corp.	771	37,810
EnerSys, Inc.	1,823	125,404
Generac Holdings, Inc.*	2,649	129,112

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
General Cable Corp.	1,900	$48,754
GrafTech International Ltd.*	4,400	46,024
Graham Corp.	466	16,222
Insteel Industries, Inc.	691	13,578
Littelfuse, Inc.	878	81,610
Powell Industries, Inc.	429	28,048
PowerSecure International, Inc.*	800	7,792
Revolution Lighting Technologies, Inc.*	2,200	5,060
Universal Display Corp.*	1,549	49,723
Vicor Corp.*	422	3,536

		777,044

Electronics — 2.1%
American Science & Engineering, Inc.	278	19,346
Analogic Corp.	507	39,668
Applied Optoelectronics, Inc.*	300	6,960
Badger Meter, Inc.	659	34,696
Bel Fuse, Inc., Class B	269	6,905
Benchmark Electronics, Inc.*	2,077	52,922
Brady Corp., Class A	1,857	55,469
Checkpoint Systems, Inc.*	1,545	21,615
Coherent, Inc.*	973	64,383
Control4 Corp.*	400	7,824
CTS Corp.	1,263	23,618
Cui Global, Inc.*	700	5,880
Electro Scientific Industries, Inc.	693	4,719
ESCO Technologies, Inc.	1,034	35,818
FARO Technologies, Inc.*	620	30,454
FEI Co.	1,646	149,342
Fluidigm Corp.*	1,100	32,340
II-VI, Inc.*	2,056	29,730
InvenSense, Inc.*	2,800	63,532
Itron, Inc.*	1,500	60,825
Kemet Corp.*	1,100	6,325
Measurement Specialties, Inc.*	670	57,667
Mesa Laboratories, Inc.	100	8,396
Methode Electronics, Inc.	1,460	55,787
Multi-Fineline Electronix, Inc.*	152	1,678
Newport Corp.*	1,463	27,066
NVE Corp.*	209	11,618
OSI Systems, Inc.*	757	50,530
Park Electrochemical Corp.	833	23,499
Plexus Corp.*	1,403	60,736
Rofin-Sinar Technologies, Inc.*	1,186	28,511
Rogers Corp.*	660	43,791
Sanmina Corp.*	3,326	75,766
Sparton Corp.*	400	11,096
Stoneridge, Inc.*	1,473	15,791
Taser International, Inc.*	2,011	26,746
TTM Technologies, Inc.*	2,359	19,344
Viasystems Group, Inc.*	100	1,089
Vishay Precision Group, Inc.*	300	4,938
Watts Water Technologies, Inc., Class A	1,117	68,952
Woodward, Inc.	2,623	131,622

		1,476,994

	Number of Shares	Value†

Energy-Alternate Sources — 0.4%
Amyris, Inc.*	400	$1,492
Clean Energy Fuels Corp.*	2,900	33,988
Enphase Energy, Inc.*	1,300	11,115
FuelCell Energy, Inc.*	6,981	16,754
FutureFuel Corp.	1,100	18,249
Green Plains Renewable Energy, Inc.	1,467	48,220
Pacific Ethanol, Inc.*	900	13,761
Pattern Energy Group, Inc.	1,600	52,976
Plug Power, Inc.*	6,800	31,824
Renewable Energy Group, Inc.*	900	10,323
REX American Resources Corp.*	192	14,076
Solazyme, Inc.*	3,100	36,518

		289,296

Engineering & Construction — 0.9%
Aegion Corp.*	1,555	36,185
Argan, Inc.	536	19,988
Dycom Industries, Inc.*	1,453	45,493
EMCOR Group, Inc.	2,663	118,583
Engility Holdings, Inc.*	700	26,782
Exponent, Inc.	520	38,537
Granite Construction, Inc.	1,444	51,955
Layne Christensen Co.*	926	12,316
MasTec, Inc.*	2,464	75,941
McDermott International, Inc.*	9,300	75,237
Mistras Group, Inc.*	800	19,616
MYR Group, Inc.*	983	24,899
Orion Marine Group, Inc.*	1,137	12,314
Sterling Construction Co., Inc.*	353	3,311
Tutor Perini Corp.*	1,397	44,341
VSE Corp.	104	7,313

		612,811

Entertainment — 0.8%
AMC Entertainment Holdings, Inc.	800	19,896
Carmike Cinemas, Inc.*	800	28,104
Churchill Downs, Inc.	520	46,857
Eros International PLC*	900	13,653
International Speedway Corp.	1,100	36,608
Isle of Capri Casinos, Inc.*	841	7,199
Marriott Vacations Worldwide Corp.*	1,100	64,493
Multimedia Games Holding Co., Inc.*	1,070	31,715
National CineMedia, Inc.	2,374	41,569
Penn National Gaming, Inc.*	3,200	38,848
Pinnacle Entertainment, Inc.*	2,182	54,943
Reading International, Inc., Class A*	700	5,971
Scientific Games Corp., Class A*	1,900	21,128
Speedway Motorsports, Inc.	316	5,767
Vail Resorts, Inc.	1,446	111,602

		528,353

Environmental Control — 0.6%
Advanced Emissions Solutions, Inc.*	800	18,344
Calgon Carbon Corp.*	2,162	48,277
Casella Waste Systems, Inc., Class A*	2,300	11,523
Ceco Environmental Corp.	709	11,053

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
Darling International, Inc.*	6,467	$135,160
Energy Recovery, Inc.*	1,918	9,437
Heritage-Crystal Clean, Inc.*	200	3,926
MSA Safety, Inc.	1,221	70,183
Nuverra Environmental Solutions, Inc.*	441	8,869
Tetra Tech, Inc.	2,664	73,260
U.S. Ecology, Inc.	942	46,111

		436,143

Food — 1.8%
Annie’s, Inc.*	500	16,910
B&G Foods, Inc., Class A	2,172	71,003
Boulder Brands, Inc.*	2,579	36,570
Cal-Maine Foods, Inc.	623	46,301
Calavo Growers, Inc.	451	15,257
Chiquita Brands International, Inc.*	1,824	19,790
Dean Foods Co.	3,700	65,083
Diamond Foods, Inc.*	776	21,883
Fairway Group Holdings Corp.*	600	3,990
Fresh Del Monte Produce, Inc.	1,516	46,466
Ingles Markets, Inc., Class A	604	15,915
Inventure Foods, Inc.*	500	5,635
J&J Snack Foods Corp.	632	59,484
John B. Sanfilippo & Son, Inc.	400	10,588
Lancaster Colony Corp.	772	73,464
Lifeway Foods, Inc.	87	1,216
NutriSystem, Inc.	1,037	17,743
Post Holdings, Inc.*	1,700	86,547
Sanderson Farms, Inc.	934	90,785
Seaboard Corp.*	11	33,223
Seneca Foods Corp., Class A*	211	6,457
Senomyx, Inc.*	1,800	15,570
Snyder’s-Lance, Inc.	1,879	49,718
Spartannash Co.	1,530	32,145
SUPERVALU, Inc.*	7,700	63,294
The Chefs’ Warehouse Holdings, Inc.*	750	14,828
The Fresh Market, Inc.*	1,700	56,899
Tootsie Roll Industries, Inc.	811	23,876
TreeHouse Foods, Inc.*	1,414	113,219
United Natural Foods, Inc.*	2,000	130,200
Village Super Market, Inc., Class A	268	6,333
Weis Markets, Inc.	466	21,310

		1,271,702

Forest Products & Paper — 0.6%
Clearwater Paper Corp.*	778	48,018
Deltic Timber Corp.	392	23,685
KapStone Paper and Packaging Corp.*	3,240	107,341
Neenah Paper, Inc.	574	30,508
Orchids Paper Products Co.	400	12,816
P.H. Glatfelter Co.	1,659	44,013
Resolute Forest Products*	2,700	45,306
Schweitzer-Mauduit International, Inc.	1,176	51,344
Wausau Paper Corp.	1,781	19,271
Xerium Technologies, Inc.*	400	5,584

		387,886

	Number of Shares	Value†

Gas — 1.0%
Chesapeake Utilities Corp.	357	$25,465
New Jersey Resources Corp.	1,632	93,285
Northwest Natural Gas Co.	1,050	49,508
One Gas, Inc.	2,000	75,500
Piedmont Natural Gas Co., Inc.	3,051	114,138
South Jersey Industries, Inc.	1,340	80,949
Southwest Gas Corp.	1,794	94,705
The Laclede Group, Inc.	1,356	65,834
WGL Holdings, Inc.	1,994	85,941

		685,325

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	1,970	79,450

Healthcare Products — 3.2%
Abaxis, Inc.	829	36,733
ABIOMED, Inc.*	1,489	37,433
Accelerate Diagnostics, Inc.*	951	24,726
Accuray, Inc.*	2,738	24,094
Affymetrix, Inc.*	2,371	21,126
AngioDynamics, Inc.*	958	15,644
AtriCure, Inc.*	1,200	22,056
Atrion Corp.	37	12,062
BioTelemetry, Inc.*	800	5,736
Cantel Medical Corp.	1,275	46,690
Cardiovascular Systems, Inc.*	900	28,044
Cepheid, Inc.*	2,680	128,479
Cerus Corp.*	3,600	14,940
Chindex International, Inc.*	314	7,439
CONMED Corp.	1,003	44,282
CryoLife, Inc.	1,399	12,521
Cyberonics, Inc.*	1,032	64,459
Cynosure, Inc., Class A*	694	14,748
DexCom, Inc.*	2,742	108,748
Endologix, Inc.*	2,298	34,953
Exactech, Inc.*	209	5,273
GenMark Diagnostics, Inc.*	1,200	16,236
Genomic Health, Inc.*	509	13,947
Globus Medical, Inc.*	2,600	62,192
Greatbatch, Inc.*	993	48,717
Haemonetics Corp.*	1,946	68,655
Hanger, Inc.*	1,408	44,282
HeartWare International, Inc.*	689	60,976
ICU Medical, Inc.*	479	29,128
Insulet Corp.*	2,146	85,132
Integra LifeSciences Holdings Corp.*	826	38,872
Invacare Corp.	1,190	21,860
LDR Holding Corp.*	700	17,507
Luminex Corp.*	1,353	23,204
Masimo Corp.*	1,904	44,934
Merge Healthcare, Inc.*	1,657	3,761
Meridian Bioscience, Inc.	1,760	36,326
Merit Medical Systems, Inc.*	1,875	28,312
MiMedx Group, Inc.*	3,200	22,688
Natus Medical, Inc.*	1,175	29,539
Navidea Biopharmaceuticals, Inc.*	6,000	8,880
NuVasive, Inc.*	1,706	60,682

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
NxStage Medical, Inc.*	2,284	$32,821
OraSure Technologies, Inc.*	2,201	18,951
Orthofix International N.V.	671	24,324
PhotoMedex, Inc.*	700	8,575
Quidel Corp.*	1,051	23,238
Rockwell Medical, Inc.*	1,800	21,582
Spectranetics Corp.*	1,765	40,383
Staar Surgical Co.*	1,400	23,520
STERIS Corp.	2,332	124,715
SurModics, Inc.*	773	16,558
Symmetry Medical, Inc.*	1,744	15,452
Tandem Diabetes Care, Inc.*	400	6,504
The Female Health Co.	904	4,981
Thoratec Corp.*	2,200	76,692
Tornier N.V.	1,200	28,056
Unilife Corp.*	3,410	10,094
Utah Medical Products, Inc.	200	10,288
Vascular Solutions, Inc.*	883	19,594
Volcano Corp.*	1,964	34,586
West Pharmaceutical Services, Inc.	2,778	117,176
Wright Medical Group, Inc.*	1,861	58,435
Zeltiq Aesthetics, Inc.*	1,100	16,709

		2,209,250

Healthcare Services — 1.5%
Acadia Healthcare Co., Inc.*	1,500	68,250
Addus Homecare Corp.*	400	8,992
Air Methods Corp.*	1,487	76,804
Alliance Healthcare Services, Inc.*	200	5,400
Almost Family, Inc.*	177	3,908
Amedisys, Inc.*	1,306	21,863
Amsurg Corp.*	1,223	55,732
Bio-Reference Labs, Inc.*	1,007	30,432
Capital Senior Living Corp.*	1,036	24,698
Emeritus Corp.*	1,483	46,937
Five Star Quality Care, Inc.*	2,500	12,525
Gentiva Health Services, Inc.*	1,123	16,912
HealthSouth Corp.	3,536	126,836
Healthways, Inc.*	1,258	22,065
IPC The Hospitalist Co., Inc.*	647	28,610
Kindred Healthcare, Inc.	1,986	45,877
LHC Group, Inc.*	382	8,163
Magellan Health Services, Inc.*	1,041	64,792
Molina Healthcare, Inc.*	1,168	52,128
National Healthcare Corp.	406	22,854
RadNet, Inc.*	1,500	9,945
Select Medical Holdings Corp.	3,100	48,360
Skilled Healthcare Group, Inc., Class A*	561	3,529
Surgical Care Affiliates, Inc.*	400	11,632
The Ensign Group, Inc.	740	22,999
Triple-S Management Corp., Class B*	691	12,390
U.S. Physical Therapy, Inc.	591	20,206
Universal American Corp.	1,780	14,827
WellCare Health Plans, Inc.*	1,726	128,863

		1,016,529

	Number of Shares	Value†

Holding Companies — 0.2%
Harbinger Group, Inc.*	3,375	$42,862
Horizon Pharma, Inc.*	2,400	37,968
National Bank Holdings Corp.	1,700	33,898

		114,728

Home Builders — 0.7%
Beazer Homes USA, Inc.*	924	19,386
Cavco Industries, Inc.*	269	22,946
Hovnanian Enterprises, Inc., Class A*	4,810	24,771
Installed Building Products, Inc.*	600	7,350
KB Home	3,400	63,512
LGI Homes, Inc.*	400	7,300
M/I Homes, Inc.*	836	20,290
MDC Holdings, Inc.	1,500	45,435
Meritage Homes Corp.*	1,490	62,893
Standard Pacific Corp.*	5,590	48,074
The New Home Co., Inc.*	600	8,478
The Ryland Group, Inc.	1,746	68,862
TRI Pointe Homes, Inc.*	600	9,432
UCP, Inc., Class A*	500	6,835
WCI Communities, Inc.*	400	7,724
William Lyon Homes, Class A*	600	18,264
Winnebago Industries, Inc.*	1,122	28,252

		469,804

Home Furnishings — 0.5%
American Woodmark Corp.*	369	11,760
Daktronics, Inc.	1,209	14,411
DTS, Inc.*	703	12,942
Ethan Allen Interiors, Inc.	1,028	25,433
Flexsteel Industries, Inc.	200	6,670
iRobot Corp.*	1,082	44,308
Kimball International, Inc., Class B	1,244	20,800
La-Z-Boy, Inc.	1,962	45,460
Norcraft Cos, Inc.*	500	7,155
Select Comfort Corp.*	2,072	42,807
Skullcandy, Inc.*	407	2,951
TiVo, Inc.*	4,855	62,678
Universal Electronics, Inc.*	700	34,216
VOXX International Corp.*	825	7,763

		339,354

Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	2,000	36,160
La Quinta Holdings Inc*	1,800	34,452

		70,612

Household Products & Wares — 0.4%
ACCO Brands Corp.*	4,393	28,159
Central Garden & Pet Co., Class A*	1,202	11,058
CSS Industries, Inc.	212	5,591
Helen of Troy Ltd.*	1,095	66,390
Prestige Brands Holdings, Inc.*	1,972	66,831
Tumi Holdings, Inc.*	1,800	36,234
WD-40 Co.	646	48,592

		262,855

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Housewares — 0.0%
Libbey, Inc.*	800	$21,312
Lifetime Brands, Inc.	200	3,144

		24,456

Insurance — 2.9%
Ambac Financial Group, Inc.*	1,700	46,427
American Equity Investment Life Holding Co.	2,876	70,750
AMERISAFE, Inc.	708	28,794
Amtrust Financial Services, Inc.	1,267	52,973
Argo Group International Holdings Ltd.	1,041	53,206
Atlas Financial Holdings, Inc.*	400	6,064
Baldwin & Lyons, Inc., Class B	325	8,431
Citizens, Inc.*	1,466	10,848
CNO Financial Group, Inc.	8,493	151,175
Crawford & Co., Class B	1,538	15,503
Donegal Group, Inc., Class A	283	4,330
eHealth, Inc.*	720	27,338
EMC Insurance Group, Inc.	100	3,078
Employers Holdings, Inc.	1,282	27,153
Enstar Group Ltd.*	374	56,373
Essent Group Ltd.*	1,700	34,153
FBL Financial Group, Inc., Class A	327	15,042
Federated National Holding Co.	500	12,750
Fidelity & Guaranty Life	500	11,970
First American Financial Corp.	4,173	115,968
Global Indemnity PLC	383	9,954
Greenlight Capital Re, Ltd., Class A*	1,128	37,156
Hallmark Financial Services, Inc.*	255	2,741
HCI Group, Inc.	300	12,180
Hilltop Holdings, Inc.*	2,792	59,358
Horace Mann Educators Corp.	1,509	47,186
Infinity Property & Casualty Corp.	420	28,237
Kansas City Life Insurance Co.	73	3,320
Kemper Corp.	1,800	66,348
Maiden Holdings Ltd.	2,268	27,420
Meadowbrook Insurance Group, Inc.	1,518	10,914
MGIC Investment Corp.*	12,827	118,522
Montpelier Re Holdings Ltd.	1,507	48,149
National General Holdings Corp.	1,500	26,100
National Interstate Corp.	402	11,264
National Western Life Insurance Co.,Class A	52	12,969
Nmi Holdings, Inc., Class A*	2,100	22,050
OneBeacon Insurance Group Ltd., Class A	1,100	17,094
Platinum Underwriters Holdings Ltd.	1,056	68,482
Primerica, Inc.	2,100	100,485
Radian Group, Inc.	7,603	112,600
RLI Corp.	1,722	78,833
Safety Insurance Group, Inc.	582	29,903
Selective Insurance Group, Inc.	2,175	53,766
State Auto Financial Corp.	776	18,182
Stewart Information Services Corp.	808	25,056
Symetra Financial Corp.	2,900	65,946
The Navigators Group, Inc.*	395	26,485
The Phoenix Cos., Inc.*	146	7,065
Third Point Reinsurance Ltd.	2,300	35,098
United Fire Group, Inc.	680	19,938

	Number of Shares	Value†

Insurance — (continued)
United Insurance Holdings Corp.	800	$13,808
Universal Insurance Holdings, Inc.	1,251	16,225

		1,985,160

Internet — 2.5%
1-800-Flowers.com, Inc., Class A*	737	4,275
Angie’s List, Inc.*	1,600	19,104
Bankrate, Inc.*	2,723	47,761
Barracuda Networks, Inc.*	200	6,204
Bazaarvoice, Inc.*	1,900	14,991
Blucora, Inc.*	1,496	28,230
Blue Nile, Inc.*	439	12,292
Boingo Wireless, Inc.*	900	6,147
Brightcove, Inc.*	1,200	12,648
BroadSoft, Inc.*	1,261	33,278
ChannelAdvisor Corp.*	900	23,724
Chegg, Inc.*	3,100	21,824
Cinedigm Corp., Class A*	2,500	6,225
Cogent Communications Group, Inc.	1,819	62,846
comScore, Inc.*	1,359	48,217
Constant Contact, Inc.*	1,165	37,408
Conversant, Inc.*	2,790	70,866
Coupons.Com, Inc.*	500	13,155
CyrusOne, Inc.	700	17,430
Dealertrack Technologies, Inc.*	2,096	95,033
Dice Holdings, Inc.*	1,163	8,850
Endurance International Group Holdings, Inc.*	800	12,232
ePlus, Inc.*	174	10,127
FTD Cos, Inc.*	818	26,004
Global Eagle Entertainment, Inc.*	1,500	18,600
Global Sources Ltd.	316	2,616
Grubhub, Inc.*	400	14,164
HealthStream, Inc.*	900	21,870
ICG Group, Inc.*	1,428	29,817
Internap Network Services Corp.*	1,921	13,543
IntraLinks Holdings, Inc.*	1,700	15,113
Limelight Networks, Inc.*	1,172	3,586
Lionbridge Technologies, Inc.*	2,243	13,323
Liquidity Services, Inc.*	1,035	16,312
Marketo, Inc.*	1,100	31,988
ModusLink Global Solutions, Inc.*	945	3,534
Move, Inc.*	1,879	27,790
New Media Investment Group, Inc.*	1,300	18,343
NIC, Inc.	2,629	41,670
OpenTable, Inc.*	856	88,682
Orbitz Worldwide, Inc.*	1,476	13,136
Overstock.com, Inc.*	571	9,005
Perficient, Inc.*	1,245	24,240
QuinStreet, Inc.*	1,815	10,001
ReachLocal, Inc.*	200	1,406
RealNetworks, Inc.*	515	3,929
Reis, Inc.	400	8,432
RetailMeNot, Inc.*	1,300	34,593
RingCentral, Inc., Class A*	1,200	18,156
Safeguard Scientifics, Inc.*	1,050	21,829

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Sapient Corp.*	4,152	$67,470
Shutterfly, Inc.*	1,590	68,465
Shutterstock, Inc.*	600	49,788
SPS Commerce, Inc.*	700	44,233
Stamps.com, Inc.*	462	15,565
TechTarget, Inc.*	500	4,410
TeleCommunication Systems, Inc., Class A*	1,400	4,606
Textura Corp.*	800	18,912
Travelzoo, Inc.*	311	6,018
Trulia, Inc.*	1,486	70,407
Unwired Planet, Inc.*	1,950	4,349
VASCO Data Security International, Inc.*	728	8,445
VirnetX Holding Corp.*	1,583	27,877
Vitacost.com, Inc.*	1,300	8,138
Web.com Group, Inc.*	2,000	57,740
WebMD Health Corp.*	1,486	71,774
Wix.com Ltd.*	300	5,952
XO Group, Inc.*	1,359	16,607
Zendesk, Inc.*	400	6,952
Zix Corp.*	3,548	12,134

		1,714,391

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	500	13,665
Caesars Acquisition Co., Class A*	1,900	23,503

		37,168

Iron & Steel — 0.2%
AK Steel Holding Corp.*	5,300	42,188
Commercial Metals Co.	4,800	83,088
Schnitzer Steel Industries, Inc., Class A	900	23,463
Shiloh Industries, Inc.*	400	7,384
Universal Stainless & Alloy Products, Inc.*	333	10,816

		166,939

Leisure Time — 0.6%
Arctic Cat, Inc.	444	17,502
Black Diamond, Inc.*	1,300	14,586
Brunswick Corp.	3,668	154,533
Callaway Golf Co.	2,746	22,847
ClubCorp Holdings, Inc.	800	14,832
Diamond Resorts International, Inc.*	1,400	32,578
Fox Factory Holding Corp.*	500	8,795
Interval Leisure Group, Inc.	1,416	31,067
Johnson Outdoors, Inc.	200	5,160
Life Time Fitness, Inc.*	1,659	80,860
Malibu Boats, Inc., Class A*	500	10,050
Marine Products Corp.	160	1,328
Nautilus, Inc.*	1,300	14,417

		408,555

Lodging — 0.2%
Boyd Gaming Corp.*	3,000	36,390
Intrawest Resorts Holdings, Inc.*	1,000	11,460
Monarch Casino & Resort, Inc.*	185	2,801
Morgans Hotel Group Co.*	1,494	11,848

	Number of Shares	Value†

Lodging — (continued)
Orient-Express Hotels Ltd., Class A	3,745	$54,452
The Marcus Corp.	933	17,027

		133,978

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	698	30,628
Hyster-Yale Materials Handling, Inc.	444	39,312

		69,940

Machinery — Diversified — 1.2%
Alamo Group, Inc.	317	17,146
Albany International Corp., Class A	1,132	42,971
Altra Industrial Motion Corp.	1,003	36,499
Applied Industrial Technologies, Inc.	1,682	85,328
Briggs & Stratton Corp.	1,936	39,611
Chart Industries, Inc.*	1,177	97,385
Cognex Corp.*	3,314	127,258
Columbus McKinnon Corp.	685	18,529
DXP Enterprises, Inc.*	422	31,878
Global Power Equipment Group, Inc.	900	14,544
Hurco Cos., Inc.	200	5,640
Intevac, Inc.*	800	6,408
Kadant, Inc.	499	19,186
Lindsay Corp.	553	46,712
Manitex International, Inc.*	500	8,120
NACCO Industries, Inc., Class A	222	11,233
Power Solutions International, Inc.*	100	7,197
Tennant Co.	736	56,171
The ExOne Co.*	200	7,924
The Gorman-Rupp Co.	751	26,563
The Middleby Corp.*	1,590	131,525
Twin Disc, Inc.	235	7,767

		845,595

Media — 1.1%
A.H. Belo Corp., Class A	1,100	13,035
Central European Media Enterprises Ltd., Class A	3,100	8,742
Crown Media Holdings, Inc., Class A*	217	788
Cumulus Media, Inc., Class A*	5,200	34,268
Daily Journal Corp.*	2	413
Demand Media, Inc.*	1,300	6,266
Dex Media, Inc.*	700	7,798
E.W. Scripps Co., Class A*	1,206	25,519
Entercom Communications Corp., Class A*	1,400	15,022
Entravision Communications Corp., Class A	2,800	17,416
Gray Television, Inc.*	2,000	26,260
Hemisphere Media Group, Inc.*	600	7,536
Houghton Mifflin Harcourt Co.*	4,300	82,388
Journal Communications, Inc., Class A*	1,784	15,824
Lee Enterprises, Inc.*	1,700	7,565
Martha Stewart Living Omnimedia, Inc., Class A*	562	2,641
Media General, Inc., Class A*	2,200	45,166
Meredith Corp.	1,500	72,540
Nexstar Broadcasting Group, Class A	1,100	56,771
Saga Communications, Inc.	133	5,682
Scholastic Corp.	956	32,590

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Sinclair Broadcast Group, Inc., Class A	2,817	$97,891
The McClatchy Co., Class A*	2,400	13,320
The New York Times Co., Class A	5,321	80,933
Time, Inc.*	4,300	104,146
World Wrestling Entertainment, Inc.,Class A	1,314	15,676

		796,196

Metal Fabricate/Hardware — 0.9%
A.M. Castle & Co.*	435	4,802
Ampco-Pittsburgh Corp.	214	4,909
CIRCOR International, Inc.	735	56,691
Dynamic Materials Corp.	690	15,270
Furmanite Corp.*	1,354	15,761
Global Brass & Copper Holdings, Inc.	600	10,140
Haynes International, Inc.	564	31,917
L.B. Foster Co., Class A	366	19,808
Mueller Industries, Inc.	2,188	64,349
Mueller Water Products, Inc., Class A	6,192	53,499
NN, Inc.	700	17,906
Northwest Pipe Co.*	483	19,479
Olympic Steel, Inc.	231	5,717
Omega Flex, Inc.	59	1,158
RBC Bearings, Inc.	937	60,015
Rexnord Corp.*	3,000	84,450
RTI International Metals, Inc.*	1,113	29,595
Sun Hydraulics Corp.	859	34,875
Worthington Industries, Inc.	1,984	85,391

		615,732

Mining — 0.8%
Allied Nevada Gold Corp.*	4,000	15,040
Century Aluminum Co.*	2,254	35,343
Coeur Mining, Inc.*	3,828	35,141
Globe Specialty Metals, Inc.	2,414	50,163
Gold Resource Corp.	1,300	6,578
Hecla Mining Co.	12,817	44,219
Horsehead Holding Corp.*	1,983	36,210
Kaiser Aluminum Corp.	716	52,175
Materion Corp.	857	31,700
Molycorp, Inc.*	5,800	14,906
Noranda Aluminium Holding Corp.	600	2,118
Ring Energy, Inc.*	800	13,960
Stillwater Mining Co.*	4,524	79,396
United States Lime & Minerals, Inc.	29	1,879
US Silica Holdings, Inc.	2,100	116,424

		535,252

Miscellaneous Manufacturing — 1.9%
Actuant Corp., Class A	2,806	97,003
American Railcar Industries, Inc.	400	27,108
AZZ, Inc.	976	44,974
Barnes Group, Inc.	2,065	79,585
Blount International, Inc.*	1,995	28,150
Chase Corp.	200	6,828
CLARCOR, Inc.	1,998	123,576
EnPro Industries, Inc.*	817	59,772

	Number of Shares	Value†

Miscellaneous Manufacturing — (continued)
Fabrinet*	1,100	$22,660
Federal Signal Corp.	2,343	34,325
FreightCar America, Inc.	570	14,273
GP Strategies Corp.*	696	18,013
Handy & Harman Ltd.*	200	5,354
Harsco Corp.	3,200	85,216
Hillenbrand, Inc.	2,374	77,440
John Bean Technologies Corp.	1,229	38,087
Koppers Holdings, Inc.	820	31,365
LSB Industries, Inc.*	749	31,211
Lydall, Inc.*	600	16,422
Movado Group, Inc.	760	31,669
Myers Industries, Inc.	1,125	22,601
NL Industries, Inc.	90	836
Park-Ohio Holdings Corp.	400	23,244
Polypore International, Inc.*	1,800	85,914
Proto Labs, Inc.*	900	73,728
Raven Industries, Inc.	1,346	44,606
Smith & Wesson Holding Corp.*	2,179	31,683
Standex International Corp.	500	37,240
Sturm Ruger & Co., Inc.	819	48,329
Tredegar Corp.	1,061	24,838
Trimas Corp.*	1,795	68,443

		1,334,493

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	19,576

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	67,496
HNI Corp.	1,843	72,080
Interface, Inc.	2,595	48,890
Knoll, Inc.	1,953	33,845
Steelcase, Inc., Class A	3,131	47,372

		269,683

Oil & Gas — 3.3%
Abraxas Petroleum Corp.*	4,100	25,666
Adams Resources & Energy, Inc.	100	7,813
Alon USA Energy, Inc.	952	11,843
American Eagle Energy Corp.*	1,200	7,188
Apco Oil and Gas International, Inc.	258	3,723
Approach Resources, Inc.*	1,341	30,481
Bill Barrett Corp.*	2,025	54,229
Bonanza Creek Energy, Inc.*	1,300	74,347
BPZ Resources, Inc.*	4,183	12,884
Callon Petroleum Co.*	2,000	23,300
Carrizo Oil & Gas, Inc.*	1,765	122,244
Clayton Williams Energy, Inc.*	217	29,809
Comstock Resources, Inc.	1,987	57,305
Contango Oil & Gas Co.*	703	29,744
Delek US Holdings, Inc.	2,298	64,873
Diamondback Energy, Inc.*	1,500	133,200
Emerald Oil, Inc.*	2,200	16,830
Energy XXI Bermuda Ltd.	3,733	88,211
Equal Energy Ltd.	1,600	8,672

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Evolution Petroleum Corp.	500	$5,475
EXCO Resources, Inc.	6,375	37,549
Forest Oil Corp.*	3,900	8,892
FX Energy, Inc.*	1,389	5,014
Gastar Exploration, Inc.*	2,600	22,646
Goodrich Petroleum Corp.*	1,281	35,356
Halcon Resources Corp.*	9,876	71,996
Harvest Natural Resources, Inc.*	1,400	6,986
Hercules Offshore, Inc.*	6,105	24,542
Isramco, Inc.*	21	2,670
Jones Energy, Inc.*	600	12,300
Kodiak Oil & Gas Corp.*	10,300	149,865
Magnum Hunter Resources Corp.*	7,500	61,500
Matador Resources Co.*	2,900	84,912
Midstates Petroleum Co., Inc.*	1,100	7,953
Miller Energy Resources, Inc.*	1,900	12,160
Northern Oil & Gas, Inc.*	2,253	36,701
Panhandle Oil and Gas, Inc., Class A	317	17,762
Parker Drilling Co.*	5,217	34,015
Parsley Energy, Inc., Class A*	2,000	48,140
PDC Energy, Inc.*	1,412	89,168
Penn Virginia Corp.*	2,412	40,883
PetroQuest Energy, Inc.*	1,539	11,573
Quicksilver Resources, Inc.*	4,600	12,282
Resolute Energy Corp.*	3,000	25,920
Rex Energy Corp.*	1,800	31,878
Rosetta Resources, Inc.*	2,437	133,669
RSP Permian, Inc.*	900	29,196
Sanchez Energy Corp.*	1,600	60,144
Stone Energy Corp.*	2,079	97,276
Swift Energy Co.*	1,889	24,519
Synergy Resources Corp.*	2,500	33,125
Transatlantic Petroleum Ltd.*	1,000	11,390
Trecora Resources*	1,000	11,840
Triangle Petroleum Corp.*	2,800	32,900
Vaalco Energy, Inc.*	2,430	17,569
W&T Offshore, Inc.	1,643	26,896
Warren Resources, Inc.*	3,605	22,351
Western Refining, Inc.	2,037	76,489

		2,277,864

Oil & Gas Services — 1.6%
Basic Energy Services, Inc.*	1,188	34,713
C J Energy Services, Inc.*	1,930	65,195
CARBO Ceramics, Inc.	800	123,296
CHC Group Ltd.*	1,400	11,816
Dawson Geophysical Co.	215	6,160
Exterran Holdings, Inc.	2,300	103,477
Flotek Industries, Inc.*	2,000	64,320
Forum Energy Technologies, Inc.*	2,300	83,789
Geospace Technologies Corp.*	476	26,218
Gulf Island Fabrication, Inc.	518	11,147
Helix Energy Solutions Group, Inc.*	4,101	107,897
Hornbeck Offshore Services, Inc.*	1,378	64,656
ION Geophysical Corp.*	5,465	23,062
Key Energy Services, Inc.*	5,224	47,747

	Number of Shares	Value†

Oil & Gas Services — (continued)
Matrix Service Co.*	987	$32,364
Mitcham Industries, Inc.*	300	4,194
Natural Gas Services Group, Inc.*	594	19,638
Newpark Resources, Inc.*	3,512	43,760
North Atlantic Drilling Ltd.	2,800	29,736
Pioneer Energy Services Corp.*	2,650	46,481
SEACOR Holdings, Inc.*	800	65,800
Tesco Corp.	1,400	29,876
TETRA Technologies, Inc.*	2,979	35,093
Thermon Group Holdings, Inc.*	1,100	28,952
Vantage Drilling Co.	9,090	17,453
Willbros Group, Inc.*	1,517	18,735

		1,145,575

Packaging and Containers — 0.4%
AEP Industries, Inc.*	138	4,812
Berry Plastics Group, Inc.*	3,500	90,300
Graphic Packaging Holding Co.*	12,687	148,438
UFP Technologies, Inc.*	200	4,818

		248,368

Pharmaceuticals — 3.6%
ACADIA Pharmaceuticals, Inc.*	3,200	72,288
AcelRx Pharmaceuticals, Inc.*	900	9,225
Achillion Pharmaceuticals, Inc.*	3,300	24,981
Actinium Pharmaceuticals, Inc.*	800	5,776
Aegerion Pharmaceuticals, Inc.*	1,100	35,299
Aerie Pharmaceuticals, Inc.*	300	7,431
Agios Pharmaceuticals, Inc.*	400	18,328
Akebia Therapeutics, Inc.*	300	8,337
Akorn, Inc.*	2,413	80,232
Alimera Sciences, Inc.*	1,100	6,578
Ampio Pharmaceuticals, Inc.*	1,200	10,020
Anacor Pharmaceuticals, Inc.*	1,000	17,730
Anika Therapeutics, Inc.*	500	23,165
Antares Pharma, Inc.*	5,200	13,884
Aratana Therapeutics, Inc.*	900	14,049
Array BioPharma, Inc.*	5,848	26,667
Auspex Pharmaceuticals, Inc.*	400	8,908
Auxilium Pharmaceuticals, Inc.*	2,165	43,430
AVANIR Pharmaceuticals, Inc., Class A*	5,777	32,582
Bio-Path Holdings, Inc.*	3,400	10,370
BioDelivery Sciences International, Inc.*	1,200	14,484
BioScrip, Inc.*	2,011	16,772
Cempra, Inc.*	1,200	12,876
ChemoCentryx, Inc.*	1,000	5,850
Chimerix, Inc.*	1,100	24,134
Clovis Oncology, Inc.*	1,000	41,410
Corcept Therapeutics, Inc.*	2,900	8,120
Cytori Therapeutics, Inc.*	3,510	8,389
Depomed, Inc.*	2,583	35,904
Derma Sciences, Inc.*	700	8,092
Durata Therapeutics, Inc.*	500	8,515
Dyax Corp.*	5,020	48,192
Enanta Pharmaceuticals, Inc.*	400	17,228
Endocyte, Inc.*	1,500	9,885

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Furiex Pharmaceuticals, Inc.*	300	$31,854
Galectin Therapeutics, Inc.*	800	11,048
Heron Therapeutics, Inc.*	900	11,088
Hyperion Therapeutics, Inc.*	400	10,440
Idenix Pharmaceuticals, Inc.*	4,493	108,281
Impax Laboratories, Inc.*	2,837	85,082
Infinity Pharmaceuticals, Inc.*	1,828	23,289
Insys Therapeutics, Inc.*	300	9,369
Intra-Cellular Therapies, Inc.*	800	13,488
Ironwood Pharmaceuticals, Inc.*	4,461	68,387
Isis Pharmaceuticals, Inc.*	4,510	155,369
Keryx Biopharmaceuticals, Inc.*	3,500	53,830
Kindred Biosciences, Inc.*	500	9,320
Lannett Co, Inc.*	997	49,471
MannKind Corp.*	8,904	97,855
Nanoviricides, Inc.*	1,500	6,345
Natural Grocers By Vitamin Cottage, Inc.*	400	8,564
Nature’s Sunshine Products, Inc.	200	3,394
Nektar Therapeutics*	4,833	61,959
Neogen Corp.*	1,502	60,786
Neurocrine Biosciences, Inc.*	2,777	41,211
Northwest Biotherapeutics, Inc.*	1,600	10,736
Nutraceutical International Corp.*	196	4,677
Ohr Pharmaceutical, Inc.*	1,000	9,510
Omega Protein Corp.*	500	6,840
Ophthotech Corp.*	600	25,386
Opko Health, Inc.*	7,176	63,436
Orexigen Therapeutics, Inc.*	4,188	25,882
Osiris Therapeutics, Inc.*	773	12,074
Pacira Pharmaceuticals, Inc.*	1,400	128,604
Pain Therapeutics, Inc.*	1,200	6,900
Pernix Therapeutics Holdings, Inc.*	1,500	13,470
PharMerica Corp.*	1,220	34,880
Phibro Animal Health Corp., Class A*	700	15,365
Portola Pharmaceuticals, Inc.*	1,500	43,770
Pozen, Inc.	1,002	8,347
Progenics Pharmaceuticals, Inc.*	2,601	11,210
Raptor Pharmaceutical Corp.*	2,600	30,030
Receptos, Inc.*	600	25,560
Relypsa, Inc.*	700	17,024
Repros Therapeutics, Inc.*	900	15,570
Revance Therapeutics, Inc.*	400	13,600
Sagent Pharmaceuticals, Inc.*	700	18,102
Sarepta Therapeutics, Inc.*	1,400	41,706
Sciclone Pharmaceuticals, Inc.*	2,277	11,977
Sucampo Pharmaceuticals, Inc., Class A*	171	1,180
Supernus Pharmaceuticals, Inc.*	600	6,570
Synageva BioPharma Corp.*	800	83,840
Synergy Pharmaceuticals, Inc.*	4,300	17,501
Synta Pharmaceuticals Corp.*	1,921	7,857
Synutra International, Inc.*	311	2,087
TESARO, Inc.*	600	18,666
Tetraphase Pharmaceuticals, Inc.*	900	12,141
Tg Therapeutics, Inc.*	1,200	11,268
TherapeuticsMD, Inc.*	3,200	14,144
Threshold Pharmaceuticals, Inc.*	2,000	7,920

	Number of Shares	Value†

Pharmaceuticals — (continued)
USANA Health Sciences, Inc.*	224	$17,503
Vanda Pharmaceuticals, Inc.*	1,241	20,079
Vivus, Inc.*	3,770	20,056
Xencor, Inc.*	900	10,458
XenoPort, Inc.*	1,927	9,307
Zogenix, Inc.*	4,600	9,246

		2,514,040

Pipelines — 0.2%
Primoris Services Corp.	1,290	37,204
SemGroup Corp.	1,700	134,045

		171,249

Real Estate — 0.5%
Alexander & Baldwin, Inc.	1,800	74,610
AV Homes, Inc.*	195	3,188
Consolidated-Tomoka Land Co.	124	5,692
Forestar Group, Inc.*	1,163	22,202
HFF, Inc., Class A*	1,400	52,066
Kennedy-Wilson Holdings, Inc.	2,681	71,904
Marcus & Millichap, Inc.*	500	12,755
RE/MAX Holdings, Inc., Class A	400	11,836
The St. Joe Co.*	2,500	63,575

		317,828

Retail — 5.4%
Aeropostale, Inc.*	3,184	11,112
America’s Car-Mart, Inc.*	227	8,978
American Eagle Outfitters, Inc.	7,600	85,272
ANN, Inc.*	1,785	73,435
Asbury Automotive Group, Inc.*	1,249	85,856
Barnes & Noble, Inc.*	1,400	31,906
bebe Stores, Inc.	1,517	4,627
Big 5 Sporting Goods Corp.	581	7,129
Biglari Holdings, Inc.*	59	24,955
BJ’s Restaurants, Inc.*	1,020	35,608
Bloomin’ Brands, Inc.*	3,000	67,290
Bob Evans Farms, Inc.	1,042	52,152
Bravo Brio Restaurant Group, Inc.*	500	7,805
Brown Shoe Co., Inc.	1,654	47,321
Buffalo Wild Wings, Inc.*	747	123,785
Burlington Stores, Inc.*	1,200	38,232
Carrols Restaurant Group, Inc.*	1,713	12,197
Casey’s General Stores, Inc.	1,540	108,247
Cash America International, Inc.	1,125	49,984
Christopher & Banks Corp.*	1,500	13,140
Chuy’s Holdings, Inc.*	600	21,780
Citi Trends, Inc.*	503	10,794
Conn’s, Inc.*	1,104	54,526
Cracker Barrel Old Country Store, Inc.	724	72,089
Del Frisco’s Restaurant Group, Inc.*	1,000	27,560
Denny’s Corp.*	3,552	23,159
Destination Maternity Corp.	578	13,161
Destination XL Group, Inc.*	1,500	8,265
DineEquity, Inc.	671	53,338
Einstein Noah Restaurant Group, Inc.	84	1,349

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Express, Inc.*	3,154	$53,713
Ezcorp, Inc., Class A*	1,766	20,397
Fiesta Restaurant Group, Inc.*	1,113	51,654
First Cash Financial Services, Inc.*	1,162	66,920
Five Below, Inc.*	2,100	83,811
Francesca’s Holdings Corp.*	1,658	24,439
Fred’s, Inc., Class A	1,431	21,880
Genesco, Inc.*	895	73,506
Group 1 Automotive, Inc.	907	76,469
Guess?, Inc.	2,400	64,800
Haverty Furniture Cos., Inc.	950	23,873
hhgregg, Inc.*	662	6,732
Hibbett Sports, Inc.*	955	51,732
HSN, Inc.	1,279	75,768
Ignite Restaurant Group, Inc.*	300	4,368
Jack in the Box, Inc.	1,614	96,582
Jamba, Inc.*	940	11,374
Kirkland’s, Inc.*	427	7,921
Krispy Kreme Doughnuts, Inc.*	2,622	41,900
Lands’ End, Inc.*	700	23,506
Lithia Motors, Inc., Class A	894	84,099
Lumber Liquidators Holdings, Inc.*	1,033	78,456
MarineMax, Inc.*	1,000	16,740
Mattress Firm Holding Corp.*	500	23,875
Nathan’s Famous, Inc.*	100	5,419
New York & Co., Inc.*	583	2,151
Noodles & Co.*	300	10,317
Office Depot, Inc.*	20,810	118,409
Pacific Sunwear of California, Inc.*	2,100	4,998
Papa John’s International, Inc.	1,310	55,531
PC Connection, Inc.*	565	11,684
PetMed Express, Inc.	1,113	15,003
Pier 1 Imports, Inc.	3,644	56,154
Popeyes Louisiana Kitchen, Inc.*	959	41,918
Potbelly Corp.*	300	4,788
Pricesmart, Inc.	731	63,626
Red Robin Gourmet Burgers, Inc.*	520	37,024
Regis Corp.	1,832	25,795
Restoration Hardware Holdings, Inc.*	1,200	111,660
Roundy’s, Inc.	900	4,959
Ruby Tuesday, Inc.*	2,213	16,797
Rush Enterprises, Inc., Class A*	1,435	49,751
Ruth’s Hospitality Group, Inc.	1,695	20,933
Sears Hometown and Outlet Stores, Inc.*	300	6,441
Shoe Carnival, Inc.	758	15,653
Sonic Automotive, Inc., Class A	1,534	40,927
Sonic Corp.*	2,132	47,075
Stage Stores, Inc.	1,381	25,811
Stein Mart, Inc.	1,261	17,515
Susser Holdings Corp.*	702	56,665
Systemax, Inc.*	262	3,765
Texas Roadhouse, Inc.	2,470	64,220
The Bon-Ton Stores, Inc.	500	5,155
The Buckle, Inc.	1,049	46,534
The Cato Corp., Class A	1,104	34,114
The Cheesecake Factory, Inc.	2,016	93,583

	Number of Shares	Value†

Retail — (continued)
The Children’s Place Retail Stores, Inc.	894	$44,369
The Container Store Group, Inc.*	600	16,668
The Finish Line, Inc., Class A	1,793	53,324
The Men’s Wearhouse, Inc.	1,856	103,565
The Pantry, Inc.*	954	15,455
The Pep Boys — Manny, Moe, & Jack*	2,305	26,415
Tile Shop Holdings, Inc.*	700	10,703
Tilly’s, Inc.*	400	3,216
Tuesday Morning Corp.*	1,629	29,029
Vera Bradley, Inc.*	800	17,496
Vitamin Shoppe, Inc.*	1,200	51,624
West Marine, Inc.*	664	6,813
Winmark Corp.	100	6,963
Zoe’s Kitchen, Inc.*	200	6,876
Zumiez, Inc.*	703	19,396

		3,785,854

Savings & Loans — 1.6%
Astoria Financial Corp.	3,201	43,054
Banc of California, Inc.	800	8,720
Bank Mutual Corp.	2,432	14,106
BankFinancial Corp.	609	6,796
BBX Capital Corp.*	400	7,200
Beneficial Mutual Bancorp, Inc.*	1,249	16,936
Berkshire Hills Bancorp, Inc.	1,102	25,588
BofI Holding, Inc.*	500	36,735
Brookline Bancorp, Inc.	3,222	30,190
Capitol Federal Financial, Inc.	5,600	68,096
Charter Financial Corp.	900	9,990
Clifton Bancorp, Inc.	1,146	14,520
Dime Community Bancshares, Inc.	1,030	16,264
ESB Financial Corp.	232	3,002
EverBank Financial Corp.	3,600	72,576
First Defiance Financial Corp.	300	8,610
First Financial Northwest, Inc.	600	6,522
Flagstar Bancorp, Inc.*	800	14,480
Flushing Financial Corp.	1,338	27,496
Fox Chase Bancorp, Inc.	420	7,081
Home Loan Servicing Solutions Ltd.	2,800	63,644
Homestreet, Inc.	600	11,022
Hometrust Bancshares, Inc.*	900	14,193
Investors Bancorp, Inc.	13,955	154,203
Kearny Financial Corp.*	852	12,899
Meridian Interstate Bancorp, Inc.*	439	11,274
Meta Financial Group, Inc.	200	8,000
NASB Financial, Inc.	200	4,730
Northfield Bancorp, Inc.	2,193	28,750
Northwest Bancshares, Inc.	3,775	51,227
OceanFirst Financial Corp.	327	5,415
Oritani Financial Corp.	1,718	26,440
Pacific Premier Bancorp, Inc.*	700	9,863
Provident Financial Services, Inc.	2,403	41,620
Sterling Bancorp, Inc.	3,627	43,524
Territorial Bancorp, Inc.	243	5,074
United Community Financial Corp.*	1,700	7,021

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
United Financial Bancorp, Inc.	2,131	$28,875
Washington Federal, Inc.	4,000	89,720
Waterstone Financial, Inc.	1,500	17,115
WSFS Financial Corp.	357	26,300

		1,098,871

Semiconductors — 3.3%
Aeroflex Holding Corp.*	500	5,250
Alpha & Omega Semiconductor Ltd.*	400	3,708
Ambarella, Inc.*	1,200	37,416
Amkor Technology, Inc.*	3,211	35,899
Applied Micro Circuits Corp.*	2,958	31,976
Axcelis Technologies, Inc.*	6,100	12,200
Brooks Automation, Inc.	2,477	26,677
Cabot Microelectronics Corp.*	961	42,909
Cavium, Inc.*	2,079	103,243
Ceva, Inc.*	671	9,911
Cirrus Logic, Inc.*	2,481	56,418
Cohu, Inc.	904	9,673
Cypress Semiconductor Corp.	6,200	67,642
Diodes, Inc.*	1,399	40,515
DSP Group, Inc.*	557	4,729
Emulex Corp.*	3,706	21,124
Entegris, Inc.*	5,270	72,436
Entropic Communications, Inc.*	3,832	12,761
Exar Corp.*	1,532	17,312
Fairchild Semiconductor International, Inc.*	4,900	76,440
FormFactor, Inc.*	2,172	18,071
Gerber Scientific, Inc.~	500	0
GSl Group, Inc.*	1,500	19,095
GT Advanced Technologies, Inc.*	5,299	98,561
Hittite Microwave Corp.	1,266	98,685
Inphi Corp.*	1,100	16,148
Integrated Device Technology, Inc.*	5,093	78,738
Integrated Silicon Solution, Inc.*	1,000	14,770
International Rectifier Corp.*	2,900	80,910
Intersil Corp., Class A	5,100	76,245
IXYS Corp.	1,266	15,597
Kopin Corp.*	1,507	4,913
Lattice Semiconductor Corp.*	4,924	40,623
MaxLinear, Inc., Class A*	500	5,035
Micrel, Inc.	1,845	20,812
Microsemi Corp.*	3,693	98,825
MKS Instruments, Inc.	1,996	62,355
Monolithic Power Systems, Inc.	1,567	66,362
Nanometrics, Inc.*	900	16,425
Omnivision Technologies, Inc.*	1,919	42,180
Peregrine Semiconductor Corp.*	1,100	7,546
Pericom Semiconductor Corp.*	646	5,840
Photronics, Inc.*	2,192	18,851
PLX Technology, Inc.*	1,260	8,152
PMC-Sierra, Inc.*	6,900	52,509
Power Integrations, Inc.	1,095	63,006
QLogic Corp.*	3,200	32,288
Quicklogic Corp.*	2,500	12,925
Rambus, Inc.*	4,623	66,109

	Number of Shares	Value†

Semiconductors — (continued)
Rubicon Technology, Inc.*	1,123	$9,826
Rudolph Technologies, Inc.*	1,654	16,341
Semtech Corp.*	2,609	68,225
Silicon Image, Inc.*	2,739	13,804
Silicon Laboratories, Inc.*	1,700	83,725
Tessera Technologies, Inc.	2,123	46,876
TriQuint Semiconductor, Inc.*	6,777	107,144
Ultra Clean Holdings, Inc.*	900	8,145
Ultratech, Inc.*	978	21,692
Veeco Instruments, Inc.*	1,693	63,081
Xcerra Corp.*	2,466	22,441

		2,291,115

Software — 4.4%
ACI Worldwide, Inc.*	1,509	84,248
Actuate Corp.*	1,940	9,254
Acxiom Corp.*	2,967	64,354
Advent Software, Inc.	2,035	66,280
American Software, Inc., Class A	593	5,859
Aspen Technology, Inc.*	3,553	164,859
Audience, Inc.*	400	4,784
AVG Technologies NV	1,400	28,182
Benefitfocus, Inc.*	200	9,244
Blackbaud, Inc.	1,750	62,545
Bottomline Technologies, Inc.*	1,545	46,226
Callidus Software, Inc.*	2,000	23,880
Castlight Health, Inc., Class B*	400	6,080
CommVault Systems, Inc.*	1,848	90,866
Computer Programs & Systems, Inc.	447	28,429
Compuware Corp.	8,600	85,914
Cornerstone OnDemand, Inc.*	2,100	96,642
CSG Systems International, Inc.	1,281	33,447
Cvent, Inc.*	800	23,272
Demandware, Inc.*	1,200	83,244
Digi International, Inc.*	657	6,189
Digital River, Inc.*	1,388	21,417
E2open, Inc.*	600	12,402
Ebix, Inc.	1,336	19,118
Envestnet, Inc.*	1,300	63,596
EPAM Systems, Inc.*	1,400	61,250
Epiq Systems, Inc.	1,168	16,410
Fair Isaac Corp.	1,388	88,499
Fleetmatics Group PLC	1,500	48,510
Glu Mobile, Inc.*	2,500	12,500
Guidance Software, Inc.*	400	3,648
Guidewire Software, Inc.*	2,700	109,782
Imperva Inc*	800	20,944
inContact, Inc.*	2,100	19,299
Infoblox, Inc.*	2,100	27,615
InnerWorkings, Inc.*	1,724	14,654
Interactive Intelligence Group, Inc.*	597	33,510
Jive Software, Inc.*	1,500	12,765
Kofax Ltd.*	3,100	26,660
Luxoft Holding, Inc.*	300	10,818
ManTech International Corp., Class A	1,039	30,671
MedAssets, Inc.*	2,448	55,912

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Medidata Solutions, Inc.*	2,088	$89,387
MicroStrategy, Inc., Class A*	318	44,717
Model N, Inc.*	300	3,315
Monotype Imaging Holdings, Inc.	1,599	45,044
Omnicell, Inc.*	1,435	41,199
PDF Solutions, Inc.*	1,200	25,464
Pegasystems, Inc.	1,260	26,611
Progress Software Corp.*	1,986	47,744
Proofpoint, Inc.*	1,500	56,190
PROS Holdings, Inc.*	917	24,246
QAD, Inc.	92	1,961
Qlik Technologies, Inc.*	3,441	77,835
Quality Systems, Inc.	1,704	27,349
Rally Software Development Corp.*	1,000	10,890
RealPage, Inc.*	2,000	44,960
Rocket Fuel, Inc.*	800	24,872
Rosetta Stone, Inc.*	202	1,964
Sapiens International Corp N.V.	800	6,400
Schawk, Inc.	487	9,915
SciQuest, Inc.*	900	15,921
Seachange International, Inc.*	1,273	10,197
SS&C Technologies Holdings, Inc.*	2,700	119,394
Synchronoss Technologies, Inc.*	1,346	47,056
SYNNEX Corp.*	1,094	79,698
Take-Two Interactive Software, Inc.*	3,844	85,491
Tangoe, Inc.*	1,069	16,099
The Ultimate Software Group, Inc.*	1,116	154,198
Tyler Technologies, Inc.*	1,252	114,195
Verint Systems, Inc.*	2,195	107,665

		3,093,755

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	1,877	89,890
Wesco Aircraft Holdings, Inc.*	2,140	42,714

		132,604

Telecommunications — 3.0%
8X8, Inc.*	3,400	27,472
ADTRAN, Inc.	2,205	49,745
Alliance Fiber Optic Products, Inc.	600	10,860
Anixter International, Inc.	1,034	103,472
Aruba Networks, Inc.*	4,213	73,812
Atlantic Tele-Network, Inc.	449	26,042
Black Box Corp.	562	13,173
CalAmp Corp.*	1,400	30,324
Calix, Inc.*	1,487	12,164
Cbeyond, Inc.*	568	5,652
Ciena Corp.*	3,900	84,474
Cincinnati Bell, Inc.*	7,785	30,595
Clearfield, Inc.*	400	6,716
Comtech Telecommunications Corp.	552	20,606
Comverse, Inc.*	990	26,413
Consolidated Communications Holdings, Inc.	1,745	38,809
DigitalGlobe, Inc.*	2,869	79,758
EarthLink Holdings Corp.	4,016	14,939

	Number of Shares	Value†

Telecommunications — (continued)
Enventis Corp.	400	$6,336
Extreme Networks, Inc.*	3,147	13,973
Fairpoint Communications, Inc.*	600	8,382
Finisar Corp.*	3,821	75,465
General Communication, Inc., Class A*	986	10,925
Gigamon, Inc.*	1,000	19,140
Globalstar, Inc.*	11,000	46,750
Gogo Inc*	2,200	43,032
Harmonic, Inc.*	4,270	31,854
Hawaiian Telcom Holdco, Inc.*	500	14,305
IDT Corp., Class B	800	13,936
Infinera Corp.*	4,694	43,185
Inteliquent, Inc.	1,526	21,166
Intelsat SA*	1,200	22,608
InterDigital, Inc.	1,494	71,413
Iridium Communications, Inc.*	2,500	21,150
Ixia*	2,113	24,152
KVH Industries, Inc.*	354	4,613
LogMeIn, Inc.*	881	41,072
Loral Space & Communications, Inc.*	546	39,689
Lumos Networks Corp	782	11,315
MagicJack VocalTec Ltd.	700	10,584
NETGEAR, Inc.*	1,329	46,209
Neustar, Inc., Class A*	2,400	62,448
NTELOS Holdings Corp	382	4,760
Numerex Corp.*	800	9,192
Oclaro, Inc.*	3,000	6,600
Oplink Communications, Inc.*	635	10,776
ORBCOMM, Inc.*	2,000	13,180
Parkervision, Inc.*	4,100	6,068
Plantronics, Inc.	1,667	80,099
Polycom, Inc.*	5,500	68,915
Preformed Line Products Co.	45	2,422
Premiere Global Services, Inc.*	1,656	22,108
Procera Networks, Inc.*	700	7,063
RF Micro Devices, Inc.*	11,551	110,774
RigNet, Inc.*	500	26,910
Ruckus Wireless, Inc.*	2,700	32,157
Shenandoah Telecommunications Co.	859	26,165
ShoreTel, Inc.*	2,281	14,872
Sonus Networks, Inc.*	9,215	33,082
Telenav, Inc.*	300	1,707
Tessco Technologies, Inc.	200	6,346
Ubiquiti Networks, Inc.*	1,200	54,228
USA Mobility, Inc.	1,112	17,125
ViaSat, Inc.*	1,562	90,533
Vonage Holdings Corp.*	6,100	22,875
Vringo, Inc.*	2,800	9,576
West Corp.	1,500	40,200

		2,076,461

Textiles — 0.2%
Culp, Inc.	300	5,223
G&K Services, Inc., Class A	776	40,406
UniFirst Corp.	577	61,162

		106,791

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.	584	$4,520
LeapFrog Enterprises, Inc.*	2,776	20,404

		24,924

Transportation — 2.0%
Air Transport Services Group, Inc.*	2,085	17,451
Arcbest Corp.	995	43,292
Ardmore Shipping Corp.	800	11,064
Atlas Air Worldwide Holdings, Inc.*	1,048	38,619
Baltic Trading Ltd.	2,200	13,156
Bristow Group, Inc.	1,350	108,837
CAI International, Inc.*	860	18,929
Celadon Group, Inc.	935	19,934
DHT Holdings, Inc.	2,900	20,880
Echo Global Logistics, Inc.*	800	15,336
Era Group, Inc.*	800	22,944
Forward Air Corp.	1,196	57,229
Frontline Ltd.	1,200	3,504
GasLog Ltd.	1,700	54,213
Gulfmark Offshore, Inc., Class A	979	44,231
Heartland Express, Inc.	1,967	41,976
Hub Group, Inc., Class A*	1,443	72,727
International Shipholding Corp.	141	3,232
Knight Transportation, Inc.	2,264	53,815
Knightsbridge Tankers Ltd.	1,174	16,659
Marten Transport Ltd.	1,151	25,725
Matson, Inc.	1,600	42,944
Navios Maritime Acq Corp.	3,700	13,727
Navios Maritime Holdings, Inc.	3,200	32,384
Nordic American Tankers Ltd.	3,567	33,993
Patriot Transportation Holding, Inc.*	369	12,904
PHI, Inc.*	593	26,430
Quality Distribution, Inc.*	800	11,888
Roadrunner Transportation Systems, Inc.*	1,000	28,100
Safe Bulkers, Inc.	1,700	16,592
Saia, Inc.*	961	42,217
Scorpio Bulkers ,Inc.	5,200	46,280
Scorpio Tankers, Inc.	7,100	72,207
Ship Finance International Ltd.	2,284	42,460
Swift Transportation Co.*	3,300	83,259
Teekay Tankers Ltd., Class A	3,193	13,698
Universal Truckload Services, Inc.	100	2,536
UTi Worldwide, Inc.	3,400	35,156
Werner Enterprises, Inc.	1,752	46,446
XPO Logistics, Inc.*	2,141	61,275
YRC Worldwide, Inc.*	1,300	36,543

		1,404,792

Trucking and Leasing — 0.2%
Greenbrier Cos., Inc.*	1,047	60,307
TAL International Group, Inc.	1,293	57,358
Textainer Group Holdings Ltd.	812	31,359

		149,024

Water — 0.2%
American States Water Co.	1,524	50,642

	Number of Shares	Value†

Water — (continued)
Artesian Resources Corp., Class A	113	$2,540
California Water Service Group	1,766	42,737
Connecticut Water Service, Inc.	319	10,804
Middlesex Water Co.	531	11,247
PICO Holdings, Inc.*	792	18,818
SJW Corp.	488	13,274
York Water Co.	697	14,512

		164,574

TOTAL COMMON STOCKS (Cost $43,783,205)		62,432,269

REAL ESTATE INVESTMENT TRUSTS — 8.0%
Apartments — 0.2%
American Residential Properties, Inc.*	1,300	24,375
Associated Estates Realty Corp.	2,156	38,851
Campus Crest Communities, Inc.	2,300	19,918
Education Realty Trust, Inc.	4,405	47,310
Silver Bay Realty Trust Corp.	1,637	26,716

		157,170

Building & Real Estate — 1.4%
Agree Realty Corp.	596	18,017
Altisource Residential Corp.	2,200	57,266
Anworth Mortgage Asset Corp.	5,431	28,024
Apollo Commercial Real Estate Finance, Inc.	1,600	26,384
Ares Commercial Real Estate Corp.	1,000	12,410
Capstead Mortgage Corp.	3,475	45,696
Colony Financial, Inc.	3,616	83,964
CYS Investments, Inc.	6,756	60,939
Dynex Capital, Inc.	2,307	20,417
Getty Realty Corp.	1,163	22,190
Gramercy Property Trust, Inc.	4,800	29,040
Hatteras Financial Corp.	3,800	75,278
Invesco Mortgage Capital, Inc.	4,907	85,185
iStar Financial, Inc.*	3,318	49,704
New York Mortgage Trust, Inc.	3,400	26,554
PennyMac Mortgage Investment Trust	2,692	59,062
Redwood Trust, Inc.	3,377	65,750
Resource Capital Corp.	4,700	26,461
Select Income REIT	1,500	44,460
Starwood Waypoint Residential Trust*	1,600	41,936
Sun Communities, Inc.	1,690	84,230

		962,967

Diversified — 0.9%
AG Mortgage Investment Trust, Inc.	1,188	22,489
Armada Hoffler Properties, Inc.	800	7,744
CatchMark Timber Trust, Inc., Class A	700	9,569
Corenergy Infrastructure Trust, Inc.	1,500	11,115
CoreSite Realty Corp.	700	23,149
DuPont Fabros Technology, Inc.	2,450	66,052
EPR Properties	2,010	112,299
New Residential Investment Corp.	11,200	70,560
New York Reit, Inc.	6,900	76,314

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — (continued)
PS Business Parks, Inc.	765	$63,870
STAG lndustrial, Inc.	2,100	50,421
The Geo Group, Inc.	2,768	98,900
UMH Properties, Inc.	968	9,709
Whitestone REIT	800	11,928

		634,119

Diversified Financial Services — 0.3%
American Capital Mortgage, Inc.	2,043	40,901
Apollo Residential Mortgage, Inc.	1,332	22,271
ARMOUR Residential REIT, Inc.	14,200	61,486
Owens Realty Mortgage, Inc.	300	5,835
RAIT Financial Trust, Inc.	3,606	29,822
Western Asset Mortgage Capital Corp.	1,597	22,629

		182,944

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	65,329

Healthcare — 0.7%
American Realty Capital Healthcare Trust, Inc.	6,700	72,963
Aviv REIT, Inc.	800	22,536
CareTrust Reit, Inc.*	740	14,652
Healthcare Realty Trust, Inc.	3,672	93,342
LTC Properties, Inc.	1,317	51,416
Medical Properties Trust, Inc.	6,607	87,477
National Health Investors, Inc.	1,257	78,638
Physicians Realty Trust	1,500	21,585
Sabra Healthcare REIT, Inc.	1,888	54,204
Universal Health Realty Income Trust	520	22,610

		519,423

Hotels & Resorts — 1.5%
Ashford Hospitality Prime, Inc.	864	14,826
Ashford Hospitality Trust, Inc.	2,320	26,773
Chatham Lodging Trust	1,000	21,900
Chesapeake Lodging Trust	2,089	63,150
DiamondRock Hospitality Co.	7,523	96,445
FelCor Lodging Trust, Inc.	5,018	52,739
Hersha Hospitality Trust	7,669	51,459
LaSalle Hotel Properties	4,017	141,760
Pebblebrook Hotel Trust	2,409	89,037
RLJ Lodging Trust	5,000	144,450
Ryman Hospitality Properties	1,612	77,618
Strategic Hotels & Resorts, Inc.*	9,612	112,556
Summitt Hotel Properties, Inc.	3,500	37,100
Sunstone Hotel Investors, Inc.	7,032	104,988

		1,034,801

Industrial — 0.6%
Chambers Street Properties	9,300	74,772
DCT Industrial Trust, Inc.	12,882	105,761
EastGroup Properties, Inc.	1,175	75,470
First Industrial Realty Trust, Inc.	4,429	83,443
First Potomac Realty Trust	2,392	31,383
Monmouth Real Estate Investment Corp., Class A	2,049	20,572

	Number of Shares	Value†

Industrial — (continued)
QTS Realty Trust, Inc.	500	$14,315
Rexford Industrial Realty, Inc.	900	12,816
Terreno Realty Corp.	1,175	22,713

		441,245

Mixed Industrial/Office — 0.5%
Cousins Properties, Inc.	7,761	96,624
Gladstone Commercial Corp.	652	11,651
Investors Real Estate Trust	4,618	42,532
Lexington Realty Trust	8,015	88,245
One Liberty Properties, Inc.	503	10,734
Washington Real Estate Investment Trust	2,606	67,704
Winthrop Realty Trust	1,277	19,602

		337,092

Office Property — 0.7%
American Assets Trust, Inc.	1,400	48,370
Empire State Realty Trust, Inc.	3,200	52,800
Franklin Street Properties Corp.	3,245	40,822
Government Properties Income Trust	2,244	56,975
Highwoods Properties, Inc.	3,460	145,147
Hudson Pacific Properties, Inc.	1,900	48,146
Mack-Cali Realty Corp.	3,500	75,180
Parkway Properties, Inc.	2,680	55,342

		522,782

Regional Malls — 0.2%
Glimcher Realty Trust	5,816	62,987
Pennsylvania Real Estate Investment Trust	2,715	51,097
Rouse Properties, Inc.	1,400	23,954

		138,038

Storage & Warehousing — 0.3%
CubeSmart	5,425	99,386
Sovran Self Storage, Inc.	1,282	99,035

		198,421

Strip Centers — 0.6%
Acadia Realty Trust	2,120	59,551
Alexander’s, Inc.	57	21,060
AmREIT, Inc.	700	12,810
Cedar Realty Trust, Inc.	2,826	17,662
Equity One, Inc.	2,454	57,890
Excel Trust, Inc.	1,900	25,327
Inland Real Estate Corp.	3,688	39,203
Kite Realty Group Trust	5,007	30,743
Ramco-Gershenson Properties Trust	2,541	42,231
Retail Opportunity Investments Corp.	3,200	50,336
Saul Centers, Inc.	251	12,199
Urstadt Biddle Properties, Inc., Class A	816	17,038

		386,050

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,510,851)		5,580,381

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
RIGHTS — 0.0%
Chelsea Therapeutics Intl Ltd. — Contingent Rights*~	1,600	$0
Leap Wireless CVR~	2,300	5,796

TOTAL RIGHTS (Cost $5,740)		5,796

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.010%, 08/07/14+	$65	64,998
0.025%, 07/17/14+	15	15,000

TOTAL U.S. TREASURY OBLIGATIONS (Cost $79,999)		79,998

	Number of Shares	Value†
WARRANTS — 0.0%
Clinical Data, Inc.~	354	0
Magnum Hunter Resources Corp.~	780	0

TOTAL WARRANTS (Cost $0)		0

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,440,811)	1,440,811	1,440,811

TOTAL INVESTMENTS — 100.0% (Cost $49,820,606)		$69,539,255

†	See Security Valuation Note.
*	Non-income producing security.
+	Collateral pledged for derivatives.
~	Fair valued security. The total market value of fair valued securities at June 30, 2014 is $5,878.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$91,662	$91,662	$—	$—
Aerospace & Defense	1,037,632	1,037,632	—	—
Agriculture	205,856	205,856	—	—
Airlines	233,751	233,751	—	—
Apparel	601,954	601,954	—	—
Auto Manufacturers	37,050	37,050	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Auto Parts & Equipment	$895,895	$895,895	$—	$—
Banks	4,806,275	4,806,275	—	—
Beverages	98,839	98,839	—	—
Biotechnology	1,941,411	1,941,411	—	—
Building Materials	807,598	807,598	—	—
Chemicals	1,410,222	1,410,222	—	—
Coal	205,599	205,599	—	—
Commercial Services	3,686,717	3,686,717	—	—
Computers	1,478,774	1,478,774	—	—
Cosmetics & Personal Care	57,544	57,544	—	—
Distribution & Wholesale	633,407	633,407	—	—
Diversified Financial Services	1,741,981	1,741,899	82	—
Electric	1,471,163	1,471,163	—	—
Electrical Components & Equipment	777,044	777,044	—	—
Electronics	1,476,994	1,476,994	—	—
Energy-Alternate Sources	289,296	289,296	—	—
Engineering & Construction	612,811	612,811	—	—
Entertainment	528,353	528,353	—	—
Environmental Control	436,143	436,143	—	—
Food	1,271,702	1,271,702	—	—
Forest Products & Paper	387,886	387,886	—	—
Gas	685,325	685,325	—	—
Hand & Machine Tools	79,450	79,450	—	—
Healthcare Products	2,209,250	2,209,250	—	—
Healthcare Services	1,016,529	1,016,529	—	—
Holding Companies	114,728	114,728	—	—
Home Builders	469,804	469,804	—	—
Home Furnishings	339,354	339,354	—	—
Hotels & Resorts	70,612	70,612	—	—
Household Products & Wares	262,855	262,855	—	—
Housewares	24,456	24,456	—	—
Insurance	1,985,160	1,985,160	—	—
Internet	1,714,391	1,714,391	—	—
Investment Companies	37,168	37,168	—	—
Iron & Steel	166,939	166,939	—	—
Leisure Time	408,555	408,555	—	—
Lodging	133,978	133,978	—	—
Machinery — Construction & Mining	69,940	69,940	—	—
Machinery — Diversified	845,595	845,595	—	—
Media	796,196	796,196	—	—
Metal Fabricate/Hardware	615,732	615,732	—	—
Mining	535,252	535,252	—	—
Miscellaneous Manufacturing	1,334,493	1,334,493	—	—
Office & Business Equipment	19,576	19,576	—	—
Office Furnishings	269,683	269,683	—	—
Oil & Gas	2,277,864	2,277,864	—	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Small Cap Index Fund

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Oil & Gas Services	$1,145,575	$1,145,575	$—	$—
Packaging and Containers	248,368	248,368	—	—
Pharmaceuticals	2,514,040	2,514,040	—	—
Pipelines	171,249	171,249	—	—
Real Estate	317,828	317,828	—	—
Retail	3,785,854	3,785,854	—	—
Savings & Loans	1,098,871	1,098,871	—	—
Semiconductors	2,291,115	2,291,115	—	—
Software	3,093,755	3,093,755	—	—
Storage & Warehousing	132,604	132,604	—	—
Telecommunications	2,076,461	2,076,461	—	—
Textiles	106,791	106,791	—	—
Toys, Games & Hobbies	24,924	24,924	—	—
Transportation	1,404,792	1,404,792	—	—
Trucking and Leasing	149,024	149,024	—	—
Water	164,574	164,574	—	—
REAL ESTATE INVESTMENT TRUSTS	5,580,381	5,580,381	—	—
U.S. TREASURY OBLIGATIONS	79,998	—	79,998	—
RIGHTS	5,796	—	5,796	—
SHORT-TERM INVESTMENTS	1,440,811	1,440,811	—	—

TOTAL INVESTMENTS	$69,539,255	$69,453,379	$85,876	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Australia — 7.7%
AGL Energy Ltd.	4,226	$61,686
ALS Ltd.	2,604	21,755
Alumina Ltd.*	24,432	31,102
Amcor Ltd.	9,897	97,337
AMP Ltd.	23,421	117,050
APA Group	6,565	42,652
Asciano Ltd.	6,807	36,137
ASX Ltd.	1,401	47,083
Aurizon Holdings Ltd.	15,495	72,763
Australia & New Zealand Banking Group Ltd.	22,503	707,449
Bank of Queensland Ltd.	2,771	31,851
Bendigo & Adelaide Bank Ltd.	3,376	38,838
BHP Billiton Ltd.	25,709	870,300
Boral Ltd.	7,228	35,782
Brambles Ltd.	13,072	113,278
Caltex Australia Ltd.	1,064	21,641
CFS Retail Property Trust	14,452	27,800
Coca-Cola Amatil Ltd.	4,757	42,434
Cochlear Ltd.	371	21,585
Commonwealth Bank of Australia	13,020	992,982
Computershare Ltd.	3,341	39,317
Crown Ltd.	2,801	39,935
CSL Ltd.	4,015	251,955
Dexus Property Group	41,009	42,923
Federation Centres Ltd.	9,200	21,601
Flight Centre Ltd.	439	18,400
Fortescue Metals Group Ltd.	13,476	55,276
Goodman Group	13,929	66,329
GPT Group, In Specie~	16,419	0
Harvey Norman Holdings Ltd.	3,095	9,047
Iluka Resources Ltd.	2,885	22,117
Incitec Pivot Ltd.	12,959	35,437
Insurance Australia Group Ltd.	18,449	101,596
Leighton Holdings Ltd.	829	15,423
Lend Lease Group	4,122	50,957
Macquarie Group Ltd.	2,295	129,044
Metcash Ltd.	5,828	14,508
Mirvac Group	26,971	45,397
National Australia Bank Ltd.	19,372	598,788
Newcrest Mining Ltd.	6,279	62,287
Orica Ltd.	2,716	49,889
Origin Energy Ltd.	8,636	119,055
Qantas Airways Ltd.*	6,627	7,874
QBE Insurance Group Ltd.	9,484	97,210
Ramsay Health Care Ltd.	980	42,046
REA Group Ltd.	400	16,109
Rio Tinto Ltd.	3,478	194,512
Santos Ltd.	7,487	100,674
Scentre Group*	41,494	125,206
Seek Ltd.	2,700	40,354
Sonic Healthcare Ltd.	3,379	55,217
SP AusNet*	16,495	20,609
Stockland	16,770	61,356
Suncorp Group Ltd.	10,579	135,068
Sydney Airport	9,028	35,925
Tabcorp Holdings Ltd.	6,360	20,151

	Number of Shares	Value†

Australia — (continued)
Tatts Group Ltd.	12,614	$38,895
Telstra Corp. Ltd.	33,844	166,268
The GPT Group*	14,881	53,883
Toll Holdings Ltd.	4,477	21,530
TPG Telecom Ltd.	2,224	11,555
Transurban Group	13,872	96,666
Treasury Wine Estates Ltd.	5,248	24,793
Wesfarmers Ltd.	9,154	361,154
Westfield Corp.	16,513	111,332
Westpac Banking Corp.	25,538	815,867
Woodside Petroleum Ltd.	5,433	210,404
Woolworths Ltd.	10,009	332,406
WorleyParsons Ltd.	1,418	23,279

		8,441,129

Austria — 0.3%
Andritz AG	668	38,605
Erste Group Bank AG	1,965	63,554
Immoeast AG~	2,678	0
IMMOFINANZ AG*	6,387	22,564
OMV AG	1,135	51,287
Raiffeisen Bank International AG	750	23,944
Telekom Austria AG	2,544	24,872
Vienna Insurance Group AG Wiener Versicherung Gruppe	300	16,058
Voestalpine AG	1,009	48,018

		288,902

Belgium — 1.2%
Ageas	1,719	68,579
Anheuser-Busch InBev N.V.	6,431	738,821
Belgacom S.A.	1,133	37,599
Colruyt S.A.	647	32,868
Delhaize Group S.A.	900	60,891
Groupe Bruxelles Lambert S.A.	667	69,312
KBC Groep N.V.*	2,094	113,976
Solvay S.A.	480	82,618
Telenet Group Holding N.V.*	377	21,485
UCB S.A.	865	73,234
Umicore S.A.	1,008	46,832

		1,346,215

Bermuda — 0.1%
Seadrill Ltd.	3,129	124,112

China — 0.1%
Sands China Ltd.	19,200	145,045
Yangzijiang Shipbuilding Holdings Ltd.	19,000	16,457

		161,502

Denmark — 1.5%
A.P. Moller — Maersk A/S, B Shares	55	136,670
A.P. Moller — Maersk A/S, A Shares	25	58,817
Carlsberg A/S, B Shares	840	90,482
Coloplast A/S, B Shares	905	81,843
Danske Bank A/S	5,150	145,566
DSV A/S	1,264	41,206

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Novo Nordisk A/S, B Shares	15,940	$733,641
Novozymes A/S, B Shares	1,916	96,102
Pandora A/S	923	70,774
TDC A/S	6,200	64,165
Tryg A/S	193	19,495
Vestas Wind Systems A/S*	1,794	90,510
William Demant Holding A/S*	138	12,530

		1,641,801

Finland — 0.8%
Elisa OYJ	1,000	30,590
Fortum OYJ	3,489	93,687
Kone OYJ, B Shares	2,605	108,723
Metso OYJ	1,133	42,928
Neste Oil OYJ	812	15,844
Nokia OYJ	30,791	233,157
Nokian Renkaat OYJ	765	29,854
Orion OYJ, B Shares	750	27,965
Sampo OYJ, A Shares	3,551	179,665
Stora Enso OYJ, R Shares	4,323	42,087
UPM-Kymmene OYJ	4,158	71,055
Wartsila OYJ Abp	1,184	58,722

		934,277

France — 9.6%
Accor S.A.	1,266	65,857
Aeroports de Paris	215	28,327
Air Liquide S.A.	2,798	377,766
Alcatel-Lucent*	21,121	75,426
Alstom S.A.	1,899	69,233
Arkema S.A.	505	49,152
AtoS S.A.	517	43,070
AXA S.A.	14,722	351,873
BNP Paribas S.A.	8,472	574,757
Bollore S.A.	44	28,558
Bouygues S.A.	1,712	71,242
Bureau Veritas S.A.	1,772	49,183
Cap Gemini S.A.	1,217	86,821
Carrefour S.A.	5,167	190,605
Casino Guichard Perrachon S.A.	468	62,052
Christian Dior S.A.	408	81,175
CNP Assurances	1,617	33,567
Compagnie de Saint-Gobain	3,555	200,580
Compagnie Generale des Establissements Michelin, B Shares	1,486	177,555
Credit Agricole S.A.	8,376	118,133
Danone S.A.	4,755	353,158
Dassault Systemes S.A.	484	62,271
Edenred	1,675	50,791
Electricite de France S.A.	2,020	63,618
Essilor International S.A.	1,615	171,274
Eurazeo S.A.	327	27,202
Eutelsat Communications S.A.	1,230	42,738
Fonciere Des Regions	262	28,406
GDF Suez	11,589	319,043
Gecina S.A.	190	27,708

	Number of Shares	Value†

France — (continued)
Groupe Eurotunnel S.A.	3,742	$50,609
ICADE	313	33,559
Iliad S.A.	205	61,966
Imerys S.A.	213	17,949
JCDecaux S.A.	400	14,925
Kering	627	137,497
Klepierre	874	44,538
L’Oreal S.A.	1,920	330,867
Lafarge S.A.	1,558	135,256
Lagardere S.C.A.	948	30,875
Legrand S.A.	2,075	126,963
LVMH Moet Hennessy Louis Vuitton S.A.	2,235	430,902
Natixis	7,282	46,685
Orange S.A.	15,298	241,421
Pernod Ricard S.A.	1,689	202,828
Peugeot S.A.*	3,574	52,829
Publicis Groupe S.A.	1,423	120,691
Remy Cointreau S.A.	152	13,985
Renault S.A.	1,493	134,989
Rexel S.A.	1,862	43,548
Safran S.A.	2,129	139,392
Sanofi S.A.	9,541	1,013,543
Schneider Electric S.A.	4,173	392,844
SCOR SE	1,378	47,399
Societe BIC S.A.	246	33,658
Societe Generale S.A.	5,861	307,014
Sodexo	765	82,282
Suez Environment Co.	2,507	47,991
Technip S.A.	838	91,672
Thales S.A.	773	46,758
Total S.A.	17,258	1,247,264
Unibail-Rodamco SE	801	233,017
Valeo S.A.	573	76,962
Vallourec S.A.	794	35,558
Veolia Environment S.A.	2,970	56,590
Vinci S.A.	3,957	295,840
Vivendi S.A.	9,940	243,226
Wendel S.A.	253	36,237
Zodiac Aerospace	1,348	45,629

		10,626,899

Germany — 8.5%
Adidas AG	1,710	173,201
Allianz SE	3,656	609,250
Axel Springer AG	327	20,127
BASF SE	7,352	856,005
Bayer AG	6,620	935,031
Bayerische Motoren Werke AG	2,635	334,183
Beiersdorf AG	792	76,641
Brenntag AG	380	67,904
Celesio AG	516	18,371
Commerzbank AG*	7,602	119,500
Continental AG	878	203,360
Daimler AG	7,707	721,839
Deutsche Bank AG	10,558	371,474
Deutsche Boerse AG	1,516	117,660

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Lufthansa AG	1,991	$42,748
Deutsche Post AG	7,742	279,976
Deutsche Telekom AG	24,942	437,160
Deutsche Wohnen AG	2,258	48,697
E.ON SE	16,018	330,756
Fraport AG Frankfurt Airport Services Worldwide	272	19,218
Fresenius Medical Care AG & Co. KGaA	1,772	119,112
Fresenius SE & Co. KGaA	987	147,178
GEA Group AG	1,522	72,067
Hannover Rueck SE	474	42,714
HeidelbergCement AG	1,060	90,469
Henkel AG & Co. KGaA	1,020	102,656
Hochtief AG	206	17,830
Hugo Boss AG	248	37,066
Infineon Technologies AG	8,492	106,153
K+S AG	1,330	43,735
Kabel Deutschland Holding AG	172	25,189
LANXESS AG	691	46,642
Linde AG	1,518	322,806
MAN SE	297	36,703
Merck KGaA	1,016	88,189
Metro AG	1,107	48,248
Muenchener Ruckversicherungs AG	1,463	324,332
OSRAM Licht AG*	667	33,642
ProSiebenSat.1 Media AG	1,773	78,988
RWE AG	3,801	163,246
SAP AG	7,381	570,024
Siemens AG	6,347	838,242
Sky Deutschland AG*	3,328	30,660
Telefonica Deutschland Holding AG*	2,349	19,424
ThyssenKrupp AG	3,706	108,039
United Internet AG	908	40,004
Volkswagen AG	247	63,855

		9,400,314

Guernsey — 0.1%
Friends Life Group Ltd.	10,186	54,964

Hong Kong — 2.7%
AIA Group Ltd.	96,800	486,473
ASM Pacific Technology Ltd.	1,700	18,578
Bank of East Asia Ltd.	10,894	45,190
BOC Hong Kong Holdings Ltd.	31,000	89,795
Cathay Pacific Airways Ltd.	10,000	18,683
Cheung Kong Holdings Ltd.	11,000	195,151
Cheung Kong Infrastructure Holdings Ltd.	6,000	41,378
CLP Holdings Ltd.	14,000	114,884
First Pacific Co., Ltd.	15,750	17,598
Galaxy Entertainment Group Ltd.	18,000	143,993
Hang Lung Properties Ltd.	19,000	58,591
Hang Seng Bank Ltd.	6,400	104,542
Henderson Land Development Co., Ltd.	9,075	53,101
HKT Trust & HKT Ltd.	18,000	21,204
Hong Kong & China Gas Co., Ltd.	49,145	107,543
Hong Kong Exchanges & Clearing Ltd.	9,230	172,086
Hutchison Whampoa Ltd.	17,000	232,504

	Number of Shares	Value†

Hong Kong — (continued)
Hysan Development Co., Ltd.	6,140	$28,757
Kerry Properties Ltd.	3,509	12,270
Li & Fung Ltd.	50,000	74,061
MGM China Holdings Ltd.	8,400	29,155
MTR Corp., Ltd.	11,264	43,382
New World Development Co., Ltd.	46,324	52,717
Noble Group Ltd.	38,270	42,048
NWS Holdings Ltd.	12,295	22,812
PCCW Ltd.	33,068	19,712
Power Assets Holdings Ltd.	11,500	100,527
Shangri-La Asia Ltd.	16,666	26,105
Sino Land Co., Ltd.	28,212	46,447
SJM Holdings Ltd.	17,000	42,597
Sun Hung Kai Properties Ltd.	13,161	180,509
Swire Pacific Ltd., A Shares	5,000	61,545
Swire Properties Ltd.	9,336	27,284
The Link REIT	18,176	97,794
Wharf Holdings Ltd.	13,000	93,595
Wheelock & Co., Ltd.	7,000	29,218
Yue Yuen Industrial Holdings Ltd.	7,000	23,437

		2,975,266

Ireland — 0.8%
Anglo Irish Bank Corp. PLC~	3,146	0
Bank of Ireland*	177,465	60,022
CRH PLC*	6,071	155,786
Experian PLC	8,236	139,259
James Hardie Industries PLC	3,154	41,161
Kerry Group PLC, A Shares	1,174	88,175
Ryanair Holdings PLC ADR*	59	3,292
Shire PLC	4,642	363,053

		850,748

Israel — 0.5%
Bank Hapoalim BM	8,292	47,942
Bank Leumi Le-Israel BM*	11,337	44,238
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	28,128
Delek Group Ltd.	36	14,897
Israel Chemicals Ltd.	3,410	29,216
Mizrahi Tefahot Bank Ltd.	783	10,127
NICE Systems Ltd.	400	16,343
Teva Pharmaceutical Industries Ltd.	6,907	365,126
The Israel Corp. Ltd.*	16	9,115

		565,132

Italy — 2.5%
Assicurazioni Generali SpA	9,385	205,743
Atlantia SpA	3,091	88,121
Banca Monte Dei Paschi di Siena SPA*	34,821	67,468
Banco Popolare SC*	3,001	49,434
Enel Green Power SpA	13,747	38,928
Enel SpA	52,111	303,547
Eni SpA	20,408	558,335
Exor SpA	848	34,823
Fiat SpA*	6,877	67,894

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
Finmeccanica SpA*	3,179	$30,232
Intesa Sanpaolo SpA	95,544	295,149
Intesa Sanpaolo SpA, RSP	4,624	12,296
Luxottica Group SpA	1,314	76,055
Mediobanca SpA*	4,539	45,247
Pirelli & C. SpA	1,674	26,865
Prysmian SpA	1,833	41,414
Saipem SpA	2,015	54,355
Snam Rete Gas SpA	17,071	102,851
Telecom Italia SpA	84,348	106,835
Telecom Italia SpA, RSP	55,911	55,237
Terna Rete Elettrica Nasionale SpA	11,628	61,332
UniCredit SpA	35,633	298,365
Unione di Banche Italiane SCpA	7,359	63,685
Unipolsai SPA	8,602	27,656

		2,711,867

Japan — 20.1%
ABC-Mart, Inc.	200	10,700
Acom Co., Ltd.*	3,200	15,225
Advantest Corp.	1,200	14,830
Aeon Co., Ltd.	4,900	60,267
AEON Financial Service Co., Ltd.	700	18,304
Aeon Mall Co., Ltd.	710	18,706
Air Water, Inc.	1,000	15,991
Aisin Seiki Co., Ltd.	1,400	55,693
Ajinomoto Co., Inc.	5,000	78,377
Alfresa Holdings Corp.	400	25,784
Amada Co., Ltd.	3,000	30,502
ANA Holdings, Ltd.	11,000	25,951
Aozora Bank Ltd.	10,000	32,871
Asahi Glass Co., Ltd.	7,000	41,252
Asahi Group Holdings Ltd.	3,200	100,449
Asahi Kasei Corp.	11,000	84,152
Asics Corp.	1,000	23,326
Astellas Pharma, Inc.	17,000	223,355
Bandai Namco Holdings, Inc.	1,700	39,805
Benesse Holdings, Inc.	700	30,369
Bridgestone Corp.	5,300	185,465
Brother Industries Ltd.	1,500	25,986
Calbee, Inc.	400	11,032
Canon, Inc.	9,300	302,579
Casio Computer Co., Ltd.	1,500	21,766
Central Japan Railway Co.	1,200	171,166
Chiyoda Corp.	1,000	12,112
Chubu Electric Power Co., Inc.	5,100	63,382
Chugai Pharmaceutical Co., Ltd.	1,800	50,728
Citizen Holdings Co., Ltd.	3,100	24,328
Credit Saison Co., Ltd.	1,500	31,213
Dai Nippon Printing Co., Ltd.	5,000	52,219
Daicel Corp.	2,000	19,111
Daido Steel Co., Ltd.	2,000	10,227
Daihatsu Motor Co., Ltd.	1,800	32,000
Daiichi Sankyo Co., Ltd.	5,700	106,342
Daikin Industries Ltd.	1,800	113,574
Daito Trust Construction Co., Ltd.	600	70,539

	Number of Shares	Value†

Japan — (continued)
Daiwa House Industry Co., Ltd.	5,000	$103,647
Daiwa Securities Group, Inc.	13,000	112,541
Dena Co., Ltd.	700	9,466
Denso Corp.	4,000	190,909
Dentsu, Inc.	1,800	73,293
Don Quijote Holdings Co., Ltd.	400	22,309
East Japan Railway Co.	2,700	212,658
Eisai Co., Ltd.	2,000	83,787
Electric Power Development Co., Ltd.	1,000	32,476
FamilyMart Co., Ltd.	500	21,544
FANUC Corp.	1,500	258,674
Fast Retailing Co., Ltd.	400	131,603
Fuji Electric Co., Ltd.	4,000	18,953
Fuji Heavy Industries Ltd.	4,500	124,599
FUJIFILM Holdings Corp.	3,900	108,756
Fujitsu Ltd.	16,000	119,876
Fukuoka Financial Group, Inc.	6,000	28,962
Gree, Inc.	800	7,012
GungHo Online Entertainment, Inc.	3,000	19,367
Hakuhodo DY Holdings, Inc.	2,500	24,826
Hamamatsu Photonics K.K.	500	24,530
Hankyu Hanshin Holdings, Inc.	10,000	57,055
Hino Motors Ltd.	2,000	27,541
Hirose Electric Co., Ltd.	200	29,712
Hitachi Chemical Co., Ltd.	1,000	16,544
Hitachi Construction Machinery Co., Ltd.	1,000	19,920
Hitachi High-Technologies Corp.	500	11,895
Hitachi Ltd.	40,000	292,977
Hitachi Metals Ltd.	2,000	30,285
Hitamitsu Pharmaceutical Co., Ltd.	400	17,887
Hokuhoku Financial Group, Inc.	10,000	21,322
Hokuriku Electric Power Co.	1,200	15,908
Honda Motor Co., Ltd.	13,100	457,378
Hoya Corp.	3,500	116,292
Hulic Co., Ltd.	2,500	32,945
Ibiden Co., Ltd.	1,300	26,178
Idemitsu Kosan Co., Ltd.	400	8,691
IHI Corp.	12,000	55,910
Iida Group Holdings CO Ltd.	1,000	15,192
Inpex Corp.	7,200	109,452
Isetan Mitsukoshi Holdings Ltd.	2,500	32,575
Isuzu Motors Ltd.	9,000	59,523
ITOCHU Corp.	11,800	151,540
Itochu Technology Solutions Corp.	300	13,045
J. Front Retailing Co., Ltd.	4,000	28,074
Japan Display, Inc.*	3,000	18,420
Japan Exchange Group, Inc.	2,000	49,257
Japan Prime Realty Investment Corp.	5	17,941
Japan Real Estate Investment Corp.	10	58,240
Japan Retail Fund Investment Corp.	20	44,973
Japan Tobacco, Inc.	8,800	320,798
JFE Holdings, Inc.	3,700	76,370
JGC Corp.	2,000	60,767
JSR Corp.	1,100	18,872
JTEKT Corp.	1,500	25,275
JX Holdings, Inc.	17,690	94,645

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Kajima Corp.	7,000	$30,956
Kakaku.Com, Inc.	1,100	19,273
Kamigumi Co., Ltd.	2,000	18,400
Kaneka Corp.	2,000	12,517
Kansai Paint Co., Ltd.	2,000	33,424
Kao Corp.	4,200	165,297
Kawasaki Heavy Industries Ltd.	10,000	38,103
KDDI Corp.	4,700	286,672
Keikyu Corp.	4,000	35,931
Keio Corp.	5,000	39,287
Keisei Electric Railway Co., Ltd.	2,000	19,920
Keyence Corp.	341	148,764
Kikkoman Corp.	1,000	20,828
Kintetsu Corp.	13,000	47,352
Kirin Holdings Co., Ltd.	7,000	101,091
Kobe Steel Ltd.	26,000	39,011
Koito Manufacturing Co., Ltd.	1,000	25,616
Komatsu Ltd.	7,300	169,484
Konami Corp.	600	13,261
Konica Minolta, Inc.	4,000	39,524
Kubota Corp.	9,000	127,575
Kuraray Co., Ltd.	2,400	30,419
Kurita Water Industries Ltd.	800	18,534
Kyocera Corp.	2,600	123,398
Kyowa Hakko Kirin Co., Ltd.	2,000	27,067
Kyushu Electric Power Co., Inc.	2,900	32,663
Lawson, Inc.	600	45,013
LIXIL Group Corp.	2,300	62,072
M3, Inc.	1,000	15,912
Mabuchi Motor Co., Ltd.	200	15,162
Makita Corp.	800	49,435
Marubeni Corp.	13,000	95,089
Marui Group Co., Ltd.	1,500	14,407
Maruichi Steel Tube Ltd.	300	8,055
Mazda Motor Corp.	23,000	107,843
McDonald’s Holdings Co., Ltd. (Japan)	700	19,658
Medipal Holdings Corp.	1,500	21,263
MEIJI Holdings Co., Ltd.	500	33,118
Miraca Holdings, Inc.	400	19,387
Mitsubishi Chemical Holdings Corp.	12,000	53,186
Mitsubishi Corp.	11,600	241,263
Mitsubishi Electric Corp.	16,000	197,424
Mitsubishi Estate Co., Ltd.	10,000	246,878
Mitsubishi Gas Chemical Co., Inc.	3,000	19,190
Mitsubishi Heavy Industries Ltd.	24,000	149,726
Mitsubishi Logistics Corp.	1,000	14,975
Mitsubishi Materials Corp.	7,000	24,530
Mitsubishi Motors Corp.	5,200	57,387
Mitsubishi Tanabe Pharma Corp.	1,900	28,452
Mitsubishi UFJ Financial Group, Inc.	102,200	626,486
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	26,427
Mitsui & Co., Ltd.	14,400	230,843
Mitsui Chemicals, Inc.	5,000	13,672
Mitsui Fudosan Co., Ltd.	7,000	236,040
Mitsui OSK Lines Ltd.	10,000	37,214
Mizuho Financial Group, Inc.	186,380	382,676

	Number of Shares	Value†

Japan — (continued)
MS&AD Insurance Group Holdings, Inc.	4,290	$103,624
Murata Manufacturing Co., Ltd.	1,600	149,742
Nabtesco Corp.	700	15,478
Nagoya Railroad Co., Ltd.	7,000	27,916
NEC Corp.	21,000	66,956
Nexon Co. Ltd.	1,100	10,500
NGK Insulators Ltd.	2,000	45,407
NGK Spark Plug Co., Ltd.	1,000	28,212
NH Foods Ltd.	1,000	19,535
NHK Spring Co., Ltd.	1,200	11,253
Nidec Corp.	1,600	98,175
Nikon Corp.	2,900	45,659
Nintendo Co., Ltd.	800	95,750
Nippon Building Fund, Inc.	10	58,437
Nippon Electric Glass Co., Ltd.	2,000	11,648
Nippon Express Co., Ltd.	8,000	38,774
Nippon Paint Co., Ltd.	1,000	21,164
Nippon Prologis REIT, Inc.	10	23,316
Nippon Steel & Sumitomo Metal Corp.	59,170	189,241
Nippon Telegraph & Telephone Corp.	3,100	193,335
Nippon Yusen K.K.	13,000	37,471
Nissan Motor Co., Ltd.	19,400	184,032
Nisshin Seifun Group, Inc.	1,650	19,692
Nissin Foods Holdings Co., Ltd.	500	25,714
Nitori Holdings Co., Ltd.	600	32,812
Nitto Denko Corp.	1,200	56,230
NKSJ Holdings, Inc.	2,825	76,073
NOK Corp.	1,000	20,088
Nomura Holdings, Inc.	28,500	201,713
Nomura Real Estate Holdings, Inc.	1,000	18,923
Nomura Research Institute Ltd.	600	18,893
NSK Ltd.	4,000	52,001
NTT Data Corp.	1,000	38,399
NTT DOCOMO, Inc.	12,600	215,421
NTT Urban Development Corp.	1,000	11,253
Obayashi Corp.	6,000	42,821
Odakyu Electric Railway Co., Ltd.	5,000	48,122
Oji Holdings Corp.	6,000	24,698
Olympus Corp.*	2,000	68,901
Omron Corp.	1,600	67,440
Ono Pharmaceutical Co., Ltd.	600	52,831
Oracle Corp. Japan	200	8,746
Oriental Land Co., Ltd.	400	68,526
ORIX Corp.	10,800	178,996
Osaka Gas Co., Ltd.	16,000	67,282
Otsuka Corp.	300	14,540
Otsuka Holdings Co., Ltd.	3,000	92,987
Panasonic Corp.	17,800	216,822
Park24 Co., Ltd.	800	14,546
Rakuten, Inc.	6,200	80,113
Resona Holdings, Inc.	17,800	103,667
Ricoh Co., Ltd.	5,000	59,573
Rinnai Corp.	300	28,962
Rohm Co., Ltd.	900	51,616
Sankyo Co., Ltd.	400	15,379

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Sanrio Co., Ltd.	300	$8,715
Santen Pharmaceutical Co., Ltd.	600	33,759
SBI Holdings, Inc.	1,710	20,931
Secom Co., Ltd.	1,700	103,874
Sega Sammy Holdings, Inc.	1,200	23,608
Seiko Epson Corp.	1,100	46,799
Sekisui Chemical Co., Ltd.	3,000	34,737
Sekisui House Ltd.	4,000	54,844
Seven & I Holdings Co., Ltd.	6,200	261,207
Seven Bank Ltd.	5,300	21,659
Sharp Corp.*	11,000	35,289
Shikoku Electric Power Co., Inc.*	1,300	18,145
Shimadzu Corp.	2,000	18,341
Shimamura Co., Ltd.	200	19,663
Shimano, Inc.	600	66,571
Shimizu Corp.	5,000	35,388
Shin-Etsu Chemical Co., Ltd.	3,200	194,518
Shinsei Bank Ltd.	14,000	31,509
Shionogi & Co., Ltd.	2,100	43,822
Shiseido Co., Ltd.	3,200	58,343
Showa Shell Sekiyu K.K.	1,000	11,362
SMC Corp.	400	107,043
SoftBank Corp.	7,700	573,329
Sony Corp.	8,300	137,808
Sony Financial Holdings, Inc.	1,200	20,469
Stanley Electric Co., Ltd.	1,300	33,891
Sumitomo Chemical Co., Ltd.	12,000	45,368
Sumitomo Corp.	9,500	128,286
Sumitomo Dainippon Pharma Co., Ltd.	1,400	16,100
Sumitomo Electric Industries Ltd.	5,900	82,992
Sumitomo Heavy Industries Ltd.	3,000	14,274
Sumitomo Metal Mining Co., Ltd.	4,000	64,952
Sumitomo Mitsui Financial Group, Inc.	10,300	431,501
Sumitomo Mitsui Trust Holdings, Inc.	25,430	116,224
Sumitomo Realty & Development Co., Ltd.	3,000	128,730
Sumitomo Rubber Industries Ltd.	1,200	17,318
Suntory Beverage & Food Ltd.	1,000	39,238
Suruga Bank Ltd.	2,000	38,813
Suzuken Co., Ltd.	400	14,886
Suzuki Motor Corp.	2,800	87,700
Sysmex Corp.	1,000	37,560
T&D Holdings, Inc.	5,100	69,322
Taiheiyo Cement Corp.	8,000	32,220
Taisei Corp.	8,000	44,302
Taisho Pharmaceutical Holdings Co., Ltd.	300	21,884
Taiyo Nippon Sanso Corp.	3,000	26,563
Takashimaya Co., Ltd.	2,000	19,407
Takeda Pharmaceutical Co., Ltd.	6,500	301,500
TDK Corp.	900	42,199
Teijin Ltd.	6,000	15,044
Terumo Corp.	2,200	49,188
The Bank of Kyoto Ltd.	3,000	27,274
The Bank of Yokohama Ltd.	10,000	57,549
The Chiba Bank Ltd.	5,000	35,289
The Chugoku Bank Ltd.	1,000	15,379

	Number of Shares	Value†

Japan — (continued)
The Chugoku Electric Power Co., Inc.	2,100	$28,648
The Dai-ichi Life Insurance Co., Ltd.	7,200	107,248
The Gunma Bank Ltd.	3,000	17,738
The Hachijuni Bank Ltd.	4,000	24,757
The Hiroshima Bank Ltd.	4,000	19,111
The Iyo Bank Ltd.	2,000	20,216
The Joyo Bank Ltd.	6,000	31,983
The Kansai Electric Power Co., Inc.*	5,900	55,619
The Shizuoka Bank Ltd.	5,000	54,045
The Yokohama Rubber Co., Ltd.	2,000	17,294
THK Co., Ltd.	1,000	23,572
Tobu Railway Co., Ltd.	9,000	47,086
Toho Co., Ltd.	900	21,109
Toho Gas Co., Ltd.	3,000	16,495
Tohoku Electric Power Co., Inc.	3,100	36,384
Tokio Marine Holdings, Inc.	5,400	177,610
Tokyo Electric Power Co., Inc.*	12,200	50,821
Tokyo Electron Ltd.	1,400	94,637
Tokyo Gas Co., Ltd.	20,000	116,875
Tokyo Tatemono Co., Ltd.	3,000	27,748
Tokyu Corp.	10,000	70,875
Tokyu Fudosan Holdings Corp.	4,000	31,548
TonenGeneral Sekiyu K.K.	2,000	18,992
Toppan Printing Co., Ltd.	4,000	30,956
Toray Industries, Inc.	11,000	72,316
Toshiba Corp.	32,000	149,410
TOTO Ltd.	2,000	26,948
Toyo Seikan Group Holdings Ltd.	1,000	15,360
Toyo Suisan Kaisha Ltd.	1,000	30,847
Toyoda Gosei Co., Ltd.	400	8,308
Toyota Industries Corp.	1,200	61,952
Toyota Motor Corp.	22,100	1,327,243
Toyota Tsusho Corp.	1,800	51,759
Trend Micro, Inc.	800	26,336
Unicharm Corp.	1,000	59,592
United Urban Investment Corp.	19	30,665
USS Co., Ltd.	2,200	37,548
West Japan Railway Co.	1,300	57,233
Yahoo! Japan Corp.	10,400	48,045
Yakult Honsha Co., Ltd.	700	35,447
Yamada Denki Co., Ltd.	8,300	29,577
Yamaguchi Financial Group, Inc.	2,000	21,085
Yamaha Corp.	1,600	25,286
Yamaha Motor Co., Ltd.	2,400	41,293
Yamato Holdings Co., Ltd.	2,800	58,015
Yamato Kogyo Co., Ltd.	300	8,795
Yamazaki Baking Co., Ltd.	1,000	12,487
Yaskawa Electric Corp.	2,000	24,224
Yokogawa Electric Corp.	2,000	25,290

		22,202,534

Jersey — 0.1%
Randgold Resources Ltd.	735	61,296

Luxembourg — 0.4%
Altice S.A.*	487	33,929

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Luxembourg — (continued)
ArcelorMittal	8,260	$122,492
Millicom International Cellular S.A.	489	44,790
RTL Group S.A.	294	32,705
SES S.A.	2,387	90,538
Tenaris S.A.	3,987	93,902

		418,356

Macau — 0.0%
Wynn Macau Ltd.	12,400	48,637

Mexico — 0.0%
Fresnillo PLC	1,200	17,908

Netherlands — 5.0%
Aegon N.V.	14,987	130,805
Akzo Nobel N.V.	2,022	151,588
ASML Holding N.V.	2,825	263,081
CNH Industrial N.V.	7,320	75,175
Corio N.V.	573	29,266
Delta Lloyd N.V.	1,591	40,390
European Aeronautic Defence & Sapce Co. N.V.	4,734	317,242
Fugro N.V.	546	31,262
Gemalto N.V.	668	69,242
Heineken Holdings N.V.	898	59,041
Heineken N.V.	1,880	134,970
ING Groep N.V.*	31,051	436,236
Koninklijke Ahold NV	7,270	136,481
Koninklijke Boskalis Westminster N.V.	632	36,247
Koninklijke DSM N.V.	1,406	102,403
Koninklijke KPN N.V.*	25,159	91,672
Koninklijke Philips N.V.	7,942	252,028
Koninklijke Vopak N.V.	584	28,548
OCI N.V.*	783	30,557
QIAGEN N.V.*	1,994	48,328
Randstad Holding N.V.	923	50,036
Reed Elsevier N.V.	5,727	131,353
Royal Dutch Shell PLC, A Shares	31,387	1,299,108
Royal Dutch Shell PLC, B Shares	19,939	867,588
TNT Express N.V.	3,439	31,127
Unilever N.V.	13,379	585,411
Wolters Kluwer N.V.	2,609	77,238
Ziggo N.V.	1,178	54,472

		5,560,895

New Zealand — 0.1%
Auckland International Airport Ltd.	7,482	25,548
Contact Energy Ltd.	2,990	13,901
Fletcher Building Ltd.	4,795	36,987
Ryman Healthcare Ltd.	2,831	21,193
Telecom Corp. of New Zealand Ltd.	16,060	37,684
Xero Ltd.*	511	11,628

		146,941

Norway — 0.7%
Aker Solutions ASA	1,631	28,345
DNB ASA	7,620	139,384

	Number of Shares	Value†

Norway — (continued)
Gjensidige Forsikring ASA	1,418	$25,429
Norsk Hydro ASA	10,203	54,609
Orkla ASA	6,430	57,289
Statoil ASA	8,879	272,717
Telenor ASA	6,070	138,246
Yara International ASA	1,592	79,758

		795,777

Portugal — 0.2%
Banco Espirito Santo S.A.*	27,017	22,270
EDP — Energias de Portugal S.A.	16,826	84,418
Galp Energia SGPS, S.A.	2,726	49,944
Jeronimo Martins SGPS, S.A.	2,107	34,665
Portugal Telecom SGPS, S.A.	4,543	16,647

		207,944

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,000	27,669
CapitaCommercial Trust	16,000	21,814
CapitaLand Ltd.	23,000	59,026
CapitaMall Trust	21,700	34,371
City Developments Ltd.	3,000	24,613
ComfortDelGro Corp. Ltd.	14,000	28,070
DBS Group Holdings Ltd.	14,289	191,949
Genting Singapore PLC	54,000	57,599
Global Logistic Properties Ltd.	26,000	56,300
Golden Agri-Resources Ltd.	65,000	28,932
Hutchison Port Holdings Trust	35,100	25,272
Jardine Cycle & Carriage Ltd.	1,000	35,496
Keppel Corp. Ltd.	11,600	100,380
Keppel Land Ltd.	5,431	14,722
Oversea-Chinese Banking Corp. Ltd.	20,530	157,239
Sembcorp Industries Ltd.	9,000	38,760
SembCorp Marine Ltd.	7,000	23,017
Singapore Airlines Ltd.	4,000	33,267
Singapore Exchange Ltd.	6,000	33,443
Singapore Press Holdings Ltd.	15,000	50,164
Singapore Technologies Engineering Ltd.	12,000	36,571
Singapore Telecommunications Ltd.	63,000	194,522
StarHub Ltd.	5,000	16,721
United Overseas Bank Ltd.	10,609	191,607
UOL Group Ltd.	4,128	21,585
Wilmar International Ltd.	17,000	43,492

		1,546,601

Spain — 3.6%
Abertis Infraestructuras S.A.	3,451	79,411
ACS Actividades de Construccion y Servicios S.A.	1,343	61,422
Amadeus IT Holding S.A.	3,040	125,380
Banco Bilbao Vizcaya Argentaria S.A.	47,224	601,956
Banco de Sabadell S.A.	26,016	88,774
Banco Popular Espanol S.A.	13,382	89,421
Banco Santander S.A.	94,515	987,470
Bankia S.A.*	36,141	70,075

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — (continued)
CaixaBank	13,281	$81,963
Caixabank SA I — 2014 Shares~	152	938
Distribuidora Internacional de Alimentacion S.A.	4,084	37,602
Enagas S.A.	1,740	55,991
Ferrovial S.A.	3,300	73,496
Gas Natural SDG S.A.	2,914	92,032
Grifols S.A.	1,252	68,429
Iberdrola S.A.	40,815	312,023
Inditex S.A.	1,767	271,958
Mapfre S.A.	8,177	32,594
Red Electrica Corporacion S.A.	908	83,054
Repsol S.A.	7,220	190,411
Telefonica S.A.	32,853	563,220
Zardoya Otis S.A.	1,485	26,434

		3,994,054

Sweden — 3.0%
Alfa Laval AB	2,688	69,276
Assa Abloy AB, B Shares	2,770	140,955
Atlas Copco AB, A Shares	5,275	152,450
Atlas Copco AB, B Shares	3,351	89,523
Boliden AB	1,883	27,323
Electrolux AB, B Shares	2,141	54,154
Elekta AB, B Shares	3,250	41,345
Getinge AB, B Shares	1,448	38,055
Hennes & Mauritz AB, B Shares	7,753	338,825
Hexagon AB, B Shares	2,081	67,087
Husqvarna AB, B Shares	2,834	22,035
Industrivarden AB, C Shares	1,227	24,241
Investment AB Kinnevik, B Shares	1,832	78,089
Investor AB, B Shares	3,749	140,667
Lundin Petroleum AB*	1,488	30,109
Nordea Bank AB	24,780	349,732
Sandvik AB	8,213	112,227
Securitas AB, B Shares	1,984	23,532
Skandinaviska Enskilda Banken AB, A Shares	12,133	162,160
Skanska AB, B Shares	2,985	68,130
SKF AB, B Shares	3,338	85,179
Svenska Cellulosa AB SCA, B Shares	4,703	122,545
Svenska Handelsbanken AB, A Shares	4,017	196,655
Swedbank AB, A Shares	7,285	193,204
Swedish Match AB	1,496	51,945
Tele2 AB, B Shares	2,927	34,476
Telefonaktiebolaget LM Ericsson, B Shares	24,851	300,337
TeliaSonera AB	18,708	136,666
Volvo AB, B Shares	11,928	164,329

		3,315,251

Switzerland — 9.7%
ABB Ltd.*	17,664	406,742
Actelion Ltd.*	867	109,695
Adecco S.A.*	1,364	112,282
Aryzta AG*	739	70,000
Baloise Holding AG	408	48,078
Barry Callebaut AG*	17	23,100

	Number of Shares	Value†

Switzerland — (continued)
Cie Financiere Richemont S.A.	4,271	$448,147
Coca-Cola HBC AG*	1,371	31,488
Credit Suisse Group AG*	12,197	348,800
EMS-Chemie Holding AG	65	25,947
Geberit AG	318	111,630
Givaudan S.A.	74	123,417
Glencore PLC	85,768	477,851
Holcim Ltd.	1,881	165,340
Julius Baer Group Ltd.	1,895	78,125
Kuehne + Nagel International AG	444	59,080
Lindt & Spruengli AG	1	61,773
Lindt & Spruengli AG, Participation Certificates	7	35,631
Lonza Group AG*	459	49,948
Nestle S.A.	25,814	1,999,799
Novartis AG	18,413	1,667,302
Pargesa Holding S.A.	272	24,430
Partners Group Holding AG	138	37,721
Roche Holding AG	5,624	1,677,433
Schindler Holding AG	145	21,861
Schindler Holding AG, Participation Certificates	349	53,050
SGS S.A.	43	103,039
Sika AG	18	73,599
Sonova Holding AG	427	65,148
STMicroelectronics N.V.	4,919	44,132
Sulzer AG*	188	26,373
Swiss Life Holding AG	272	64,503
Swiss Prime Site AG	430	35,639
Swiss Re AG*	2,781	247,430
Swisscom AG	183	106,379
Syngenta AG	758	282,327
The Swatch Group AG	253	152,776
The Swatch Group AG, Registered Shares	366	40,653
Transocean Ltd.*	3,010	135,294
UBS AG*	29,232	536,316
Wolseley PLC	2,086	114,346
Zurich Insurance Group AG*	1,199	361,404

		10,658,028

United Kingdom — 18.5%
3i Group PLC	8,442	58,065
Aberdeen Asset Management PLC	7,687	59,713
Admiral Group PLC	1,518	40,241
Aggreko PLC	2,157	60,909
AMEC PLC	2,494	51,859
Anglo American PLC	11,455	280,337
Antofagasta PLC	3,403	44,436
ARM Holdings PLC	11,309	170,510
ASOS PLC*	450	22,796
Associated British Foods PLC	2,872	149,862
AstraZeneca PLC	10,209	758,354
Aviva PLC	23,837	208,256
Babcock International Group PLC	4,013	79,804
BAE Systems PLC	25,041	185,519
Barclays PLC	131,396	478,523
BG Group PLC	27,350	578,061

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
BHP Billiton PLC	17,036	$550,889
BP PLC	147,830	1,302,671
British American Tobacco PLC	15,094	898,428
British Land Co. PLC	7,874	94,665
British Sky Broadcasting Group PLC	7,899	122,205
BT Group PLC	64,048	421,893
Bunzl PLC	2,885	80,084
Burberry Group PLC	3,582	90,911
Capita PLC	5,526	108,284
Carnival PLC	1,577	59,591
Centrica PLC	40,557	216,972
Cobham PLC	8,466	45,248
Compass Group PLC	14,614	254,354
Croda International PLC	1,214	45,729
Diageo PLC	20,100	641,885
Direct Line Insurance Group PLC	10,377	47,914
easyJet PLC	1,334	31,163
G4S PLC	12,521	54,685
GKN PLC	13,828	85,928
GlaxoSmithKline PLC	39,243	1,050,384
Hammerson PLC	5,215	51,764
Hargreaves Lansdown PLC	1,892	40,086
HSBC Holdings PLC	150,748	1,529,615
ICAP PLC	4,325	28,127
IMI PLC	1,958	49,828
Imperial Tobacco Group PLC	7,928	356,836
Inmarsat PLC	3,494	44,697
InterContinental Hotels Group PLC	2,221	92,022
International Consolidated Airlines Group S.A. (London Main Market Exchange)*	2,764	17,526
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)*	5,668	35,942
Intertek Group PLC	1,257	59,137
Intu Properties PLC	8,491	45,280
Investec PLC	4,543	41,906
ITV PLC	30,751	93,781
J. Sainsbury PLC	9,762	52,709
Johnson Matthey PLC	1,610	85,415
Kingfisher PLC	18,641	114,528
Land Securities Group PLC	6,649	117,887
Legal & General Group PLC	47,917	184,839
Lloyds Banking Group PLC*	457,050	580,777
London Stock Exchange Group PLC	1,386	47,606
Marks & Spencer Group PLC	12,979	94,446
Meggitt PLC	5,688	49,256
Melrose Industries PLC	8,437	37,570
National Grid PLC	30,185	433,930
Next PLC	1,232	136,521
Old Mutual PLC	38,468	130,153
Pearson PLC	6,795	134,197
Persimmon PLC*	2,549	55,533
Petrofac Ltd.	1,906	39,241
Prudential PLC	20,685	474,716
Reckitt Benckiser Group PLC	5,241	457,439
Reed Elsevier PLC	9,621	154,774

	Number of Shares	Value†

United Kingdom — (continued)
Rexam PLC*	5,992	$54,862
Rio Tinto PLC	10,250	545,286
Rolls-Royce Holdings PLC*	15,505	283,660
Royal Bank of Scotland Group PLC*	19,867	111,657
Royal Mail PLC	5,386	45,996
RSA Insurance Group PLC	7,501	60,951
SABMiller PLC	7,875	456,608
Schroders PLC	799	34,267
Segro PLC	6,316	37,313
Severn Trent PLC	2,104	69,567
Smith & Nephew PLC	7,021	124,843
Smiths Group PLC	3,378	74,981
Sports Direct International PLC*	2,156	26,068
SSE PLC	7,612	204,135
Standard Chartered PLC	19,700	402,550
Standard Life PLC	19,605	125,517
Subsea 7 S.A.	1,806	33,683
Tate & Lyle PLC	3,269	38,295
Tesco PLC	64,072	311,632
The Sage Group PLC	8,870	58,307
The Weir Group PLC	1,674	75,031
Travis Perkins PLC	2,061	57,775
TUI Travel PLC	4,508	30,705
Tullow Oil PLC	7,372	107,681
Unilever PLC	10,373	470,612
United Utilities Group PLC	5,902	89,088
Vodafone Group PLC	211,637	706,278
W.M. Morrison Supermarkets PLC	17,966	56,390
Whitbread PLC	1,474	111,221
William Hill PLC	7,259	40,747
WPP PLC	10,934	238,395

		20,383,313

TOTAL COMMON STOCKS (Cost $81,657,262)		109,480,663

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	477	45,727
Fuchs Petrolub SE	598	27,038
Henkel AG & Co. KGaA	1,395	161,276
Porsche Automobil Holding SE	1,203	125,341
Volkswagen AG	1,169	307,017

		666,399

United Kingdom — 0.0%
Rolls-Royce Holdings PLC, Series C	1,981,592	3,391

TOTAL PREFERRED STOCKS (Cost $352,881)		669,790

RIGHTS — 0.0%
Hong Kong — 0.0%
HKT Trust and HKT Ltd. Exp: 07/15/14~ (Cost $0)	3,240	957

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.02/27/13*~	256	$0

Spain — 0.0%
Repsol SA*	7,220	4,914

TOTAL WARRANTS (Cost $4,884)		4,914

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $203,356)	203,356	203,356

TOTAL INVESTMENTS — 100.0% (Cost $82,218,383)		$110,359,680

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2014 is $1,895.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.4%		$472,130
Aerospace & Defense	0.8%		859,276
Agriculture	1.6%		1,700,431
Airlines	0.2%		216,446
Apparel	0.8%		860,018
Auto Manufacturers	3.7%		4,005,164
Auto Parts & Equipment	1.3%		1,364,790
Banks	14.6%		15,958,568
Beverages	2.4%		2,678,113
Biotechnology	0.3%		348,057
Building & Real Estate	0.1%		55,533
Building Materials	1.3%		1,369,567
Chemicals	3.7%		4,054,973
Commercial Services	1.5%		1,620,238
Computers	0.4%		466,509
Cosmetics & Personal Care	0.6%		690,740
Distribution & Wholesale	0.9%		1,008,337
Diversified	—%	+	27,669
Diversified Financial Services	1.5%		1,634,534
Diversified Operations	0.2%		188,937
Electric	2.8%		3,098,442
Electrical Components & Equipment	1.1%		1,246,353
Electronics	1.2%		1,319,397
Energy-Alternate Sources	0.1%		129,438
Engineering & Construction	1.3%		1,447,218
Entertainment	0.2%		171,072
Environmental Control	—%	+	18,534
Food	5.0%		5,417,156

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Food Service	0.2%		$254,354
Forest Products & Paper	0.2%		260,385
Gas	1.1%		1,153,807
Hand & Machine Tools	0.4%		386,141
Healthcare Products	0.9%		933,273
Healthcare Services	0.2%		216,375
Holding Companies	0.6%		630,120
Home Builders	0.2%		193,228
Home Furnishings	0.4%		444,073
Hotels & Resorts	0.3%		319,359
Household Products & Wares	0.6%		615,788
Industrial	0.3%		283,660
Insurance	5.2%		5,723,702
Internet	0.3%		343,127
Investment Companies	0.4%		416,014
Iron & Steel	0.6%		687,754
Leisure Time	0.2%		265,454
Lodging	0.4%		436,946
Machinery — Construction & Mining	0.4%		431,377
Machinery — Diversified	1.1%		1,230,161
Media	1.1%		1,162,117
Metal Fabricate/Hardware	0.4%		415,650
Mining	3.1%		3,426,456
Miscellaneous Manufacturing	1.2%		1,352,189
Mixed Industrial/Office	0.5%		525,603
Office & Business Equipment	0.4%		408,951
Oil & Gas	6.9%		7,559,025
Oil & Gas Services	0.2%		268,389
Packaging and Containers	0.1%		112,697
Pharmaceuticals	8.4%		9,196,540
Pipelines	—%	+	42,652
Real Estate	1.6%		1,736,600
Real Estate Development	0.1%		125,206
Real Estate Investment Trusts	0.9%		1,008,172
Retail	2.9%		3,193,616
Semiconductors	0.7%		748,707
Shipbuilding	—%	+	39,474
Software	0.8%		886,749
Storage & Warehousing	—%	+	14,975
Strip Centers	—%	+	27,800
Telecommunications	4.8%		5,248,965
Textiles	0.1%		117,779
Toys, Games & Hobbies	0.1%		144,270
Transportation	1.7%		1,901,999
Unknown	1.7%		1,842,043
Venture Capital	0.1%		58,065
Water	0.2%		263,236

	100.0%		$109,480,663

+	Rounded.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Developed International Index Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$8,441,129	$8,441,129	$—	$—
Austria	288,902	288,902	—	—
Belgium	1,346,215	1,346,215	—	—
Bermuda	124,112	124,112	—	—
China	161,502	161,502	—	—
Denmark	1,641,801	1,641,801	—	—
Finland	934,277	934,277	—	—
France	10,626,899	10,626,899	—	—
Germany	9,400,314	9,400,314	—	—
Guernsey	54,964	54,964	—	—
Hong Kong	2,975,266	2,975,266	—	—
Ireland	850,748	850,748	—	—
Israel	565,132	565,132	—	—
Italy	2,711,867	2,711,867	—	—
Japan	22,202,534	22,202,534	—	—
Jersey	61,296	61,296	—	—
Luxembourg	418,356	418,356	—	—
Macau	48,637	48,637	—	—
Mexico	17,908	17,908	—	—
Netherlands	5,560,895	5,560,895	—	—
New Zealand	146,941	146,941	—	—
Norway	795,777	795,777	—	—
Portugal	207,944	207,944	—	—
Singapore	1,546,601	1,546,601	—	—
Spain	3,993,116	3,993,116	938	—
Sweden	3,315,251	3,315,251	—	—
Switzerland	10,658,028	10,658,028	—	—
United Kingdom	20,383,313	20,383,313	—	—
PREFERRED STOCKS
Germany	666,399	666,399	—	—
United Kingdom	3,391		3,391	—
RIGHTS	957	—	957	—
WARRANTS	4,914	4,914	—	—
SHORT-TERM INVESTMENTS	203,356	203,356	—	—

TOTAL INVESTMENTS	110,359,680	110,354,394	5,286	—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 95.8%
Australia — 2.7%
CSL Ltd.	86,351	$5,418,820
Ramsay Health Care Ltd.	127,505	5,470,512

		10,889,332

Brazil — 1.3%
Cielo S.A.	250,754	5,169,425

Canada — 7.5%
Alimentation Couche Tard, Inc.	137,652	3,770,740
Bank of Nova Scotia	121,992	8,133,181
Enbridge, Inc.	173,955	8,253,916
Goldcorp, Inc.	171,258	4,779,592
Shaw Communications, Inc., Class B	77,179	1,978,930
Silver Wheaton Corp.	104,588	2,752,290

		29,668,649

China — 4.7%
Baidu, Inc. ADR*	29,433	5,498,379
Sands China Ltd.	1,129,306	8,531,284
The Tencent Holdings Ltd.	306,440	4,673,463

		18,703,126

Denmark — 3.0%
Novo Nordisk A/S, B Shares	260,312	11,980,897

France — 7.9%
Air Liquide S.A.	6,210	838,431
Bureau Veritas S.A.	291,943	8,103,087
Essilor International S.A.	59,296	6,288,477
Hermes International	10,973	4,049,327
L’Oreal S.A.	31,430	5,416,220
Legrand S.A.	45,639	2,792,522
Pernod Ricard S.A.	32,245	3,872,226

		31,360,290

Hong Kong — 2.8%
Cheung Kong Infrastructure Holdings Ltd.	286,990	1,979,203
Galaxy Entertainment Group Ltd.	558,018	4,463,914
The Link REIT	851,386	4,580,769

		11,023,886

India — 11.0%
HDFC Bank Ltd.~	1,007,018	14,082,681
HDFC Bank Ltd. ADR	696	32,587
Hindustan Unilever Ltd.	246,723	2,544,760
Housing Development Finance Corp.	1,046,278	17,266,327
ITC Ltd.	1,793,081	9,690,597

		43,616,952

Ireland — 0.9%
Paddy Power PLC	54,225	3,564,015

Italy — 0.4%
Luxottica Group SpA	29,032	1,680,382

Japan — 1.3%
Daito Trust Construction Co., Ltd.	42,500	4,996,545

	Number of Shares	Value†

Mexico — 2.3%
Fresnillo PLC	353,026	$5,268,323
Wal-Mart de Mexico S.A.B de C.V., Series V	1,371,231	3,676,064

		8,944,387

Netherlands — 7.0%
Core Laboratories N.V.	61,635	10,296,743
Unilever N.V.	404,123	17,682,802

		27,979,545

South Africa — 1.2%
Naspers Ltd., N Shares	40,418	4,758,189

Spain — 1.5%
Grifols S.A.	106,613	5,827,000

Switzerland — 15.1%
Cie Financiere Richemont S.A.	36,797	3,861,029
DKSH Holding AG	71,795	5,460,727
Lindt & Spruengli AG, Participation Certificates	1,142	5,813,022
Nestle S.A.	220,932	17,115,504
Roche Holding AG	48,796	14,554,062
SGS S.A.	3,881	9,299,870
UBS AG*	214,377	3,933,146

		60,037,360

United Kingdom — 18.5%
British American Tobacco PLC	395,602	23,547,093
Diageo PLC	324,998	10,378,667
Domino’s Pizza UK & IRL PLC	402,463	3,609,163
Persimmon PLC*	227,122	4,948,082
Reckitt Benckiser Group PLC	135,087	11,790,520
Rolls-Royce Holdings PLC*	355,198	6,498,266
SABMiller PLC	216,255	12,538,882

		73,310,673

United States — 6.7%
Philip Morris International, Inc.	221,294	18,657,297
The priceline.com, Inc.*	6,624	7,968,672

		26,625,969

TOTAL COMMON STOCKS (Cost $287,776,534)		380,136,622

PREFERRED STOCKS — 1.0%
Brazil — 1.0%
Itau Unibanco Holding S.A. ADR	261,270	3,757,063

United Kingdom — 0.0%
Rolls-Royce Holdings PLC, Series C~	48,681,932	83,314

TOTAL PREFERRED STOCKS (Cost $3,215,808)		3,840,377

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

International Equity Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $12,837,483)	12,837,483	$12,837,483

TOTAL INVESTMENTS — 100.0% (Cost $303,829,825)		$396,814,482

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2014 is $14,165,995.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Country Weightings as of 06/30/2014††
United Kingdom	19%
Switzerland	15
India	11
United States	10
France	8
Canada	7
Netherlands	7
Other	23

Total	100%

††	% of total investments as of June 30, 2014

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	1.4%	$5,460,727
Agriculture	13.7%	51,894,987
Apparel	1.1%	4,049,327
Banks	6.9%	26,181,595
Beverages	7.1%	26,789,775
Biotechnology	1.4%	5,418,820
Building & Real Estate	1.3%	4,948,082
Commercial Services	5.9%	22,572,382
Cosmetics & Personal Care	1.4%	5,416,220
Diversified Financial Services	4.5%	17,266,327
Electrical Components & Equipment	0.7%	2,792,522
Entertainment	0.9%	3,564,015
Food	10.7%	40,611,328
Gas	0.2%	838,431
Healthcare Products	2.1%	7,968,859
Healthcare Services	1.4%	5,470,512
Hotels & Resorts	1.2%	4,463,914
Household Products & Wares	3.8%	14,335,280
Industrial	3.0%	11,277,858
Internet	4.8%	18,140,514
Investment Companies	0.5%	1,979,203
Lodging	2.3%	8,531,284

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Media	1.8%	$6,737,119
Mining	2.1%	8,020,613
Oil & Gas Services	4.9%	18,550,659
Pharmaceuticals	8.5%	32,361,959
Real Estate	1.3%	4,996,545
Real Estate Investment Trusts	1.2%	4,580,769
Retail	3.9%	14,916,996

	100.0%	$380,136,622

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$10,889,332	$10,889,332	$—	$—
Brazil	5,169,425	5,169,425	—	—
Canada	29,668,649	29,668,649	—	—
China	18,703,126	18,703,126	—	—
Denmark	11,980,897	11,980,897	—	—
France	31,360,290	31,360,290	—	—
Hong Kong	11,023,886	11,023,886	—	—
India	43,616,952	29,534,271	14,082,681	—
Ireland	3,564,015	3,564,015	—	—
Italy	1,680,382	1,680,382	—	—
Japan	4,996,545	4,996,545	—	—
Mexico	8,944,387	8,944,387	—	—
Netherlands	27,979,545	27,979,545	—	—
South Africa	4,758,189	4,758,189	—	—
Spain	5,827,000	5,827,000	—	—
Switzerland	60,037,360	60,037,360	—	—
United Kingdom	73,310,673	73,310,673	—	—
United States	26,625,969	26,625,969	—	—
PREFERRED STOCKS	3,840,377	3,757,063	83,314	—
SHORT-TERM INVESTMENTS	12,837,483	12,837,483	—	—

TOTAL INVESTMENTS	$396,814,482	$382,648,487	$14,165,995	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 91.5%
Argentina — 0.6%
YPF S.A. ADR	33,612	$1,098,440

Austria — 2.7%
Erste Group Bank AG	57,766	1,868,319
Raiffeisen Bank International AG	31,016	990,193
Vienna Insurance Group AG Wiener Versicherung Gruppe	31,770	1,700,519

		4,559,031

Brazil — 4.5%
BRF — S.A.	134,134	3,254,548
CCR S.A.	134,957	1,102,500
Petroleo Brasileiro S.A.	95,384	699,353
Petroleo Brasileiro S.A. ADR	28,100	439,484
Petroleo Brasileiro S.A. ADR	40,579	593,671
Raia Drogasil S.A.	78,861	654,587
Ultrapar Participacoes S.A.	42,570	1,006,113

		7,750,256

Chile — 0.6%
S.A.C.I. Falabella	119,382	1,081,533

China — 9.7%
Bank of China Ltd., Class H	7,640,000	3,420,572
China Construction Bank Corp., Class H	2,808,930	2,123,804
China Life Insurance Co. Ltd., Class H	253,000	662,663
China Oilfield Services Ltd., Class H	634,000	1,524,793
China Pacific Insurance Group Co. Ltd., Class H	24,400	86,104
Chongqing Changan Automobile Co. Ltd., Class B	122,200	241,234
Huadian Power International Corp. Ltd., Class H	250,000	151,282
JD.Com, Inc. ADR*	7,896	225,115
Ping An Insurance Group Co. of China Ltd., Class H	121,000	936,726
Qihoo 360 Technology Co. Ltd. ADR*	7,331	674,745
Sihuan Pharmaceutical Holdings Group Ltd.	1,040,000	636,045
TAL Education Group ADR*	9,058	249,095
Tencent Holdings Ltd.	289,500	4,415,114
Tsingtao Brewery Co. Ltd., Class H	96,000	750,619
Uni-President China Holdings Ltd.	640,800	491,117

		16,589,028

Colombia — 0.8%
Bancolombia S.A. ADR	2,654	153,401
Cementos Argos S.A.	90,669	570,817
Grupo de Inversiones Suramericana SA	28,300	601,422

		1,325,640

Czech Republic — 0.8%
Komercni Banka, A.S.	5,979	1,375,148

Hong Kong — 2.7%
Beijing Enterprises Holdings Ltd.	70,500	667,214
China Mengniu Dairy Co. Ltd.	246,000	1,137,890
China Mobile Ltd.	185,500	1,799,855
China Overseas Land & Investment Ltd.	258,000	625,826

	Number of Shares	Value†

Hong Kong — (continued)
Sino Biopharmaceutical Ltd.	548,000	$444,034

		4,674,819

Hungary — 0.7%
Richter Gedeon Nyrt	60,328	1,157,601

India — 8.6%
Ashok Leyland Ltd.	800,934	486,060
Bharat Petroleum Corp Ltd.	85,748	855,983
Glenmark Pharmaceuticals Ltd.	107,048	1,014,682
HDFC Bank Ltd.~	100,674	1,407,880
Hero MotoCorp Ltd.	24,837	1,087,984
ICICI Bank Ltd.	63,403	1,494,970
Idea Cellular Ltd.	260,641	573,978
IndusInd Bank Ltd.~	128,389	1,233,683
Infosys Ltd.	15,830	856,852
ITC Ltd.	194,450	1,050,893
ITC Ltd. GDR	47,905	259,070
Oil & Natural Gas Corp. Ltd.	199,413	1,408,606
Shree Cement Ltd.	5,213	624,403
Sun Pharmaceutical Industries Ltd.	22,396	256,170
Tata Consultancy Services Ltd.	33,639	1,356,522
Zee Entertainment Enterprises Ltd.	158,095	771,352

		14,739,088

Indonesia — 1.2%
Indosat Tbk PT	101,400	31,519
Kalbe Farma Tbk PT	6,727,000	941,950
Matahari Department Store Tbk PT	750,600	873,748
Xl Axiata Tbk PT	367,200	157,969

		2,005,186

Japan — 0.4%
Nexon Co. Ltd.	79,400	757,907

Malaysia — 2.3%
Astro Malaysia Holdings Bhd	913,000	998,016
CIMB Group Holdings Bhd	584,463	1,332,379
IHH Healthcare Bhd	463,700	632,515
IJM Corp. Bhd	388,000	809,592
Sapurakencana Petroleum BHD*	140,500	191,651

		3,964,153

Mexico — 5.2%
Alfa S.A.B. de C.V.	715,732	1,980,559
America Movil S.A.B. de C.V., Series L ADR	99,783	2,070,497
Fomento Economico Mexicano S.A.B. de C.V. ADR	17,591	1,647,397
Grupo Financiero Banorte S.A.B. de C.V., Series O	246,650	1,763,918
Grupo Financiero Inbursa Sab de CV	220,676	657,767
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR	63,089	837,822

		8,957,960

Netherlands — 0.6%
Yandex N.V.*	26,255	935,728

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pakistan — 0.6%
United Bank Ltd.	634,700	$1,084,216

Panama — 0.5%
Copa Holdings S.A., Class A	6,005	856,133

Peru — 1.1%
Credicorp Ltd.	12,052	1,873,724

Philippines — 3.6%
BDO Unibank, Inc.	580,820	1,244,139
DMCI Holdings, Inc.	396,380	671,985
International Container Terminal Services, Inc.	271,320	689,955
LT Group, Inc.	1,452,200	491,053
Metro Pacific Investments Corp.	9,760,400	1,120,266
Metropolitan Bank & Trust	359,810	720,444
SM Investments Corp.	65,690	1,228,019

		6,165,861

Poland — 3.2%
Bank Pekao S.A.	30,576	1,750,350
Bank Zachodni WBK S.A.	13,073	1,588,441
Orange Polska S.A.	390,447	1,247,106
PKP Cargo S.A.	32,176	831,497

		5,417,394

Portugal — 1.0%
Jeronimo Martins SGPS, S.A.	100,363	1,651,186

Qatar — 0.4%
Ooredoo QSC	21,028	686,763

Russia — 2.1%
Mail.Ru Group Ltd. GDR*	19,596	690,759
NOVATEK OAO GDR	12,193	1,516,809
Sistema JSFC GDR	46,891	1,444,243

		3,651,811

South Africa — 4.3%
Life Healthcare Group Holdings Ltd.	150,437	586,895
MTN Group Ltd.	96,009	2,022,102
Naspers Ltd., N Shares	21,842	2,571,338
Pick n Pay Stores Ltd.	147,863	809,597
Vodacom Group Ltd.	113,574	1,403,790

		7,393,722

South Korea — 14.8%
BGF Retail Co. Ltd.*	5,424	336,119
Cheil Worldwide, Inc.*	11,760	265,001
Cosmax, Inc.*	7,218	679,140
Coway Co. Ltd.	17,394	1,456,090
GS Retail Co. Ltd.	1,419	34,711
Hana Financial Group, Inc.	31,980	1,185,264
Hotel Shilla Co. Ltd.	9,867	891,326
Hyundai Department Store Co. Ltd.	2,234	306,904
Hyundai Engineering & Construction Co. Ltd.	19,459	1,107,767
Hyundai Glovis Co. Ltd.	3,724	991,913
Hyundai Heavy Industries Co. Ltd.	2,824	494,019
Hyundai Mipo Dockyard	2,220	321,437

	Number of Shares	Value†

South Korea — (continued)
Hyundai Motor Co.	8,075	$1,831,600
Kolao Holdings	21,292	482,952
Korean Air Lines Co. Ltd.*	7,380	243,617
NAVER Corp.	2,169	1,789,993
NCSoft Corp.	4,870	878,410
Orion Corp.	686	628,506
Paradise Co. Ltd.	8,617	318,517
Samsung Electronics Co. Ltd.	3,672	4,797,770
Samsung Life Insurance Co. Ltd.	7,588	764,950
Seoul Semiconductor Co. Ltd.	26,487	997,385
Shinhan Financial Group Co. Ltd.	33,716	1,561,173
SK Hynix, Inc.*	45,096	2,163,877
SK Telecom Co. Ltd.	3,892	909,723

		25,438,164

Spain — 1.5%
Cemex Latam Holdings S.A.*	99,528	975,401
Telefonica S.A.	97,034	1,663,516

		2,638,917

Switzerland — 1.9%
Coca-Cola HBC AG*	62,754	1,441,263
DKSH Holding AG	8,532	648,944
The Swatch Group AG	1,982	1,196,843

		3,287,050

Taiwan — 7.9%
Advanced Semiconductor Engineering, Inc.	403,000	524,367
Chailease Holding Co. Ltd.	407,500	1,024,960
China Life Insurance Co. Ltd.	225,227	207,817
Cleanaway Co. Ltd.	46,000	278,083
Delta Electronics, Inc.	116,000	845,000
Eclat Textile Co. Ltd.	62,120	753,146
Fubon Financial Holding Co. Ltd.	598,310	864,662
Ginko International Co. Ltd.	23,000	398,252
Hermes Microvision, Inc.	14,012	556,106
Largan Precision Co. Ltd.	11,000	876,817
MediaTek, Inc.	113,000	1,911,213
St Shine Optical Co. Ltd.	16,000	395,472
Taiwan Semiconductor Manufacturing Co. Ltd.	977,769	4,142,534
Uni-President Enterprises Corp.	399,531	717,223

		13,495,652

Thailand — 4.1%
Advanced Info Service PCL NVDR	133,000	901,556
Bangkok Bank PCL NVDR	208,100	1,237,508
BTS Rail Mass Transit Growth Infrastructure Fund	2,508,800	773,009
Indorama Ventures PCL	742,900	635,202
Kasikornbank PCL NVDR	118,000	741,704
Land and Houses PCL NVDR	3,430,500	1,041,147
Minor International PCL NVDR	555,500	500,643
Robinson Department Store PCL	69,800	122,588
Robinson Department Store PCL NVDR	306,300	537,948
Total Access Communication PCL NVDR	153,100	530,696

		7,022,001

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — 0.9%
Mondi PLC	83,414	$1,519,178

United States — 2.2%
First Cash Financial Services, Inc.*	5,659	325,902
Samsonite International S.A.	619,500	2,042,246
Yum! Brands, Inc.	18,229	1,480,195

		3,848,343

TOTAL COMMON STOCKS (Cost $127,493,902)		157,001,632

PREFERRED STOCKS — 4.7%
Brazil — 3.1%
Banco Bradesco S.A.	145,024	2,106,934
Itau Unibanco Holding S.A.	117,500	1,691,638
Petroleo Brasileiro S.A.	189,356	1,481,768

		5,280,340

Colombia — 1.1%
Banco Davivienda S.A.	25,259	407,911
Bancolombia S.A.	49,644	727,142
Grupo de Inversiones Suramericana S.A.	31,900	676,229

		1,811,282

India — 0.0%
Zee Entertainment Enterprises Ltd.	56,250	711

South Korea — 0.5%
Samsung Electronics Co. Ltd.	842	882,111

TOTAL PREFERRED STOCKS (Cost $7,682,119)		7,974,444

EXCHANGE TRADED FUNDS — 1.4%
China — 0.0%
Ikang Healthcare Group, Inc. ADR*	1,067	18,502

Mexico — 1.4%
Cemex S.A.B. de C.V. ADR*	183,256	2,424,477

TOTAL EXCHANGE TRADED FUNDS (Cost $1,560,630)		2,442,979

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,163,984)	4,163,984	4,163,984

TOTAL INVESTMENTS — 100.0% (Cost $140,900,635)		$171,583,039

~	Fair valued security. The total market value of fair valued securities at June 30, 2014 is $2,641,563.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

PCL — Public Company Limited.

PLC — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.6%		$913,945
Agriculture	0.8%		1,309,963
Airlines	0.7%		1,099,750
Apparel	0.5%		753,146
Auto Manufacturers	1.6%		2,558,894
Banks	18.4%		28,900,381
Beverages	2.8%		4,330,332
Building Materials	1.4%		2,170,621
Chemicals	1.0%		1,641,315
Commercial Services	1.3%		2,041,550
Computers	1.4%		2,213,374
Cosmetics & Personal Care	0.4%		679,140
Distribution & Wholesale	—%	+	34,711
Diversified Financial Services	2.3%		3,611,099
Electric	0.1%		151,282
Electrical Components & Equipment	0.9%		1,401,106
Engineering & Construction	1.1%		1,779,752
Entertainment	0.2%		318,517
Environmental Control	1.1%		1,734,173
Food	5.0%		7,880,470
Forest Products & Paper	1.0%		1,519,178
Gas	0.4%		667,214
Healthcare Products	0.5%		793,724
Healthcare Services	0.8%		1,219,410
Holding Companies	1.8%		2,790,151
Home Builders	0.7%		1,041,147
Hotels & Resorts	0.6%		891,326
Household Products & Wares	1.3%		2,042,246
Insurance	2.8%		4,358,779
Internet	6.1%		9,609,864
Investment Companies	0.4%		601,422
Leisure Time	0.7%		1,087,984
Media	2.8%		4,340,706
Miscellaneous Manufacturing	0.6%		876,817
Oil & Gas	4.2%		6,612,346
Oil & Gas Services	1.1%		1,716,444
Pharmaceuticals	2.8%		4,450,482
Real Estate	1.0%		1,650,786
Retail	6.3%		9,937,578
Semiconductors	9.3%		14,537,146
Shipbuilding	0.5%		815,456
Software	0.5%		757,907
Telecommunications	9.8%		15,443,313
Transportation	1.7%		2,596,419
Water	0.7%		1,120,266

	100.0%		$157,001,632

+	Rounded.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$1,098,440	$1,098,440	$—	$—
Austria	4,559,031	4,559,031	—	—
Brazil	7,750,256	7,750,256	—	—
Chile	1,081,533	1,081,533	—	—
China	16,589,028	16,589,028	—	—
Colombia	1,325,639	1,325,639	—	—
Czech Republic	1,375,148	1,375,148	—	—
Hong Kong	4,674,819	4,674,819	—	—
Hungary	1,157,601	1,157,601	—	—
India	14,739,088	12,097,525	2,641,563	—
Indonesia	2,005,186	2,005,186	—	—
Japan	757,907	757,907	—	—
Malaysia	3,964,153	3,964,153	—	—
Mexico	8,957,960	8,957,960	—	—
Netherlands	935,728	935,728	—	—
Pakistan	1,084,216	1,084,216	—	—
Panama	856,133	856,133	—	—
Peru	1,873,724	1,873,724	—	—
Philippines	6,165,861	6,165,861	—	—
Poland	5,417,394	5,417,394	—	—
Portugal	1,651,186	1,651,186	—	—
Qatar	686,763	686,763	—	—
Russia	3,651,811	3,651,811	—	—
South Africa	7,393,722	7,393,722	—	—
South Korea	25,438,164	25,438,164	—	—
Spain	2,638,917	2,638,917	—	—
Switzerland	3,287,050	3,287,050	—	—
Taiwan	13,495,652	13,495,652	—	—
Thailand	7,022,001	7,022,001	—	—
United Kingdom	1,519,178	1,519,178	—	—
United States	3,848,343	3,848,343	—	—
EXCHANGE TRADED FUNDS	2,442,979	2,442,979	—	—
PREFERRED STOCKS	7,974,444	7,974,444	—	—
SHORT-TERM INVESTMENTS	4,163,984	4,163,984	—	—

TOTAL INVESTMENTS	$171,583,039	$168,941,476	$2,641,563	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 3 fair value hierarchies during the reporting period.

An amount of $635,080 was transferred from Level 1 into Level 2 at 6/30/14 as a result of changes in significant observable inputs.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 3.9%
Home Builders — 0.5%
Toll Brothers, Inc.*	16,615	$613,093

Hotels & Resorts — 0.6%
La Quinta Holdings Inc*	42,078	805,373

Lodging — 0.7%
Orient-Express Hotels Ltd., Class A	60,926	885,864

Office Property — 0.8%
Empire State Realty Trust, Inc.	61,498	1,014,717

Real Estate — 1.3%
Forest City Enterprises, Inc., Class A*	81,549	1,620,379

TOTAL COMMON STOCKS (Cost $4,042,983)		4,939,426

REAL ESTATE INVESTMENT TRUSTS — 94.6%
Apartments — 15.1%
American Homes 4 Rent	35,965	638,738
Apartment Investment & Management Co., Class A	76,968	2,483,757
Education Realty Trust, Inc.	48,867	524,832
Equity Residential	108,425	6,830,775
Essex Property Trust, Inc.	5,581	1,031,983
Home Properties, Inc.	36,981	2,365,305
Post Properties, Inc.	9,754	521,449
UDR, Inc.	169,219	4,844,740

		19,241,579

Building & Real Estate — 2.6%
Gramercy Property Trust, Inc.	126,882	767,636
National Retail Properties, Inc.	33,387	1,241,663
Spirit Realty Capital, Inc.	112,365	1,276,466

		3,285,765

Diversified — 7.0%
American Assets Trust, Inc.	35,141	1,214,122
Cousins Properties, Inc.	98,713	1,228,977
Retail Properties of America, Inc. Class A	84,546	1,300,317
Vornado Realty Trust	48,837	5,212,373

		8,955,789

Healthcare — 9.4%
Health Care REIT, Inc.	49,694	3,114,323
Healthcare Trust of America, Inc.	131,232	1,580,033
Omega Healthcare Investors, Inc.	49,711	1,832,348
Ventas, Inc.	85,403	5,474,332

		12,001,036

Hotels & Resorts — 7.5%
DiamondRock Hospitality Co.	142,831	1,831,093
Host Hotels & Resorts, Inc.	144,368	3,177,540
Strategic Hotels & Resorts, Inc.*	177,014	2,072,834
Sunstone Hotel Investors, Inc.	163,855	2,446,355

		9,527,822

	Number of Shares	Value†

Industrial — 5.8%
First Industrial Realty Trust, Inc.	46,043	$867,450
Prologis, Inc.	142,281	5,846,326
QTS Realty Trust, Inc.	21,620	618,981

		7,332,757

Office Property — 12.4%
American Realty Capital Properties, Inc.	167,244	2,095,567
BioMed Realty Trust, Inc.	71,371	1,558,029
Boston Properties, Inc.	5,045	596,218
Brandywine Realty Trust	1,006	15,694
Corporate Office Properties Trust	54,684	1,520,762
Douglas Emmett, Inc.	68,739	1,939,814
Kilroy Realty Corp.	30,288	1,886,337
Mack-Cali Realty Corp.	31,872	684,610
SL Green Realty Corp.	49,731	5,441,069

		15,738,100

Regional Malls — 17.8%
General Growth Properties, Inc.	165,132	3,890,510
Glimcher Realty Trust	152,186	1,648,174
Pennsylvania Real Estate Investment Trust	5,697	107,217
Simon Property Group, Inc.	83,017	13,804,067
Tanger Factory Outlet Centers	27,207	951,429
Taubman Centers, Inc.	30,607	2,320,317

		22,721,714

Storage & Warehousing — 8.6%
CubeSmart	99,350	1,820,092
Extra Space Storage, Inc.	37,247	1,983,403
Public Storage	33,307	5,707,154
Sovran Self Storage, Inc.	18,723	1,446,352

		10,957,001

Strip Centers — 8.4%
Kimco Realty Corp.	125,375	2,881,118
Ramco-Gershenson Properties Trust	73,051	1,214,108
Regency Centers Corp.	55,379	3,083,503
Washington Prime Group Inc*	24,101	451,643
Weingarten Realty Investors	95,472	3,135,300

		10,765,672

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $103,575,532)		120,527,235

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,930,193)	1,930,193	1,930,193

TOTAL INVESTMENTS — 100.0% (Cost $109,548,708)		$127,396,854

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$4,939,426	$4,939,426	$—	$—
REAL ESTATE INVESTMENT TRUSTS	120,527,235	120,527,235	—	—
SHORT-TERM INVESTMENTS	1,930,193	1,930,193	—	—

TOTAL INVESTMENTS	$127,396,854	$127,396,854	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.5%
Penn Series Flexibly Managed Fund*	65,136	$2,488,205
Penn Series Index 500 Fund*	247,336	3,732,307
Penn Series Large Cap Growth Fund*	201,965	2,488,205
Penn Series Large Cap Value Fund*	279,448	6,220,512
Penn Series Large Core Growth Fund*	40,604	622,051
Penn Series Large Core Value Fund*	214,648	3,110,256
Penn Series Large Growth Stock Fund*	72,500	1,866,153
Penn Series Mid Cap Growth Fund*	174,000	2,488,205
Penn Series Mid Cap Value Fund*	155,202	3,110,256
Penn Series Mid Core Value Fund*	110,554	1,866,153
Penn Series Real Estate Securities Fund*	153,215	2,488,205
Penn Series Small Cap Growth Fund*	23,039	622,051
Penn Series Small Cap Index Fund*	107,497	1,866,153
Penn Series Small Cap Value Fund*	89,957	2,488,205
Penn Series SMID Cap Growth Fund*	127,994	2,488,205
Penn Series SMID Cap Value Fund*	149,820	3,110,256

TOTAL AFFILIATED EQUITY FUNDS (Cost $24,130,003)		41,055,378

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $2,258,305)	188,500	2,488,205

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.7%
Penn Series Developed International Index Fund*	435,001	5,598,461
Penn Series Emerging Markets Equity Fund*	362,561	4,354,358
Penn Series International Equity Fund*	354,734	8,708,716

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $13,526,259)		18,661,535

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $492,085)	492,085	492,085

TOTAL INVESTMENTS — 100.0% (Cost $40,406,652)		$62,697,203

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$41,055,378	$41,055,378	$—	$—
AFFILIATED FIXED INCOME FUNDS	2,488,205	2,488,205	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	18,661,535	18,661,535	—	—
SHORT-TERM INVESTMENTS	492,085	492,085	—	—

TOTAL INVESTMENTS	$62,697,203	$62,697,203	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.8%
Penn Series Flexibly Managed Fund*	259,202	$9,901,507
Penn Series Index 500 Fund*	984,245	14,852,260
Penn Series Large Cap Growth Fund*	602,770	7,426,130
Penn Series Large Cap Value Fund*	1,000,826	22,278,391
Penn Series Large Core Growth Fund*	161,578	2,475,377
Penn Series Large Core Value Fund*	683,334	9,901,507
Penn Series Large Growth Stock Fund*	288,505	7,426,130
Penn Series Mid Cap Growth Fund*	519,310	7,426,130
Penn Series Mid Cap Value Fund*	617,609	12,376,884
Penn Series Mid Core Value Fund*	439,937	7,426,130
Penn Series Real Estate Securities Fund*	457,274	7,426,130
Penn Series Small Cap Growth Fund*	91,681	2,475,377
Penn Series Small Cap Index Fund*	427,772	7,426,130
Penn Series Small Cap Value Fund*	268,479	7,426,130
Penn Series SMID Cap Growth Fund*	382,003	7,426,130
Penn Series SMID Cap Value Fund*	357,713	7,426,130

TOTAL AFFILIATED EQUITY FUNDS (Cost $77,570,132)		141,096,473

AFFILIATED FIXED INCOME FUNDS — 19.0%
Penn Series High Yield Bond Fund*	435,806	4,950,753
Penn Series Limited Maturity Bond Fund*	1,073,450	12,376,884
Penn Series Quality Bond Fund*	2,250,342	29,704,521

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $42,127,785)		47,032,158

AFFILIATED INTERNATIONAL EQUITY FUNDS — 23.9%
Penn Series Developed International Index Fund*	1,538,696	19,803,014
Penn Series Emerging Markets Equity Fund*	1,030,548	12,376,883
Penn Series International Equity Fund*	1,109,130	27,229,144

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $41,385,223)		59,409,041

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $796,656)	796,656	796,656

TOTAL INVESTMENTS — 100.0% (Cost $161,879,796)		$248,334,328

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$141,096,473	$141,096,473	$—	$—
AFFILIATED FIXED INCOME FUNDS	47,032,158	47,032,158	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	59,409,041	59,409,041	—	—
SHORT-TERM INVESTMENTS	796,656	796,656	—	—

TOTAL INVESTMENTS	$248,334,328	$248,334,328	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 43.9%
Penn Series Flexibly Managed Fund*	576,194	$22,010,601
Penn Series Index 500 Fund*	1,215,518	18,342,168
Penn Series Large Cap Growth Fund*	893,287	11,005,301
Penn Series Large Cap Value Fund*	988,796	22,010,602
Penn Series Large Core Value Fund*	759,510	11,005,301
Penn Series Large Growth Stock Fund*	285,038	7,336,867
Penn Series Mid Cap Growth Fund*	513,068	7,336,867
Penn Series Mid Cap Value Fund*	549,167	11,005,301
Penn Series Mid Core Value Fund*	434,649	7,336,867
Penn Series Real Estate Securities Fund*	45+1,778	7,336,867
Penn Series Small Cap Growth Fund*	135,868	3,668,434
Penn Series Small Cap Index Fund*	422,631	7,336,867
Penn Series Small Cap Value Fund*	265,252	7,336,867
Penn Series SMID Cap Growth Fund*	377,411	7,336,867
Penn Series SMID Cap Value Fund*	530,120	11,005,301

TOTAL AFFILIATED EQUITY FUNDS (Cost $89,369,503)		161,411,078

AFFILIATED FIXED INCOME FUNDS — 35.9%
Penn Series High Yield Bond Fund*	1,291,702	14,673,734
Penn Series Limited Maturity Bond Fund*	3,817,971	44,021,203
Penn Series Quality Bond Fund*	5,558,233	73,368,672

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $117,848,640)		132,063,609

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.9%
Penn Series Developed International Index Fund*	1,710,225	22,010,602
Penn Series Emerging Markets Equity Fund*	916,345	11,005,301
Penn Series International Equity Fund*	1,344,843	33,015,902

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $44,288,117)		66,031,805

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $7,336,926)	7,336,926	7,336,926

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,070,600)	1,070,600	1,070,600

TOTAL INVESTMENTS — 100.0% (Cost $259,913,786)		$367,914,018

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$161,411,078	$161,411,078	$—	$—
AFFILIATED FIXED INCOME FUNDS	132,063,609	132,063,609	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	66,031,805	66,031,805	—	—
AFFILIATED MONEY MARKET FUNDS	7,336,926	7,336,926	—	—
SHORT-TERM INVESTMENTS	1,070,600	1,070,600	—	—

TOTAL INVESTMENTS	$367,914,018	$367,914,018	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.8%
Penn Series Flexibly Managed Fund*	203,912	$7,789,444
Penn Series Index 500 Fund*	221,228	3,338,333
Penn Series Large Cap Growth Fund*	180,646	2,225,555
Penn Series Large Cap Value Fund*	249,950	5,563,888
Penn Series Large Core Value Fund*	153,592	2,225,555
Penn Series Large Growth Stock Fund*	43,231	1,112,778
Penn Series Mid Cap Value Fund*	166,583	3,338,333
Penn Series Mid Core Value Fund*	131,846	2,225,555
Penn Series Real Estate Securities Fund*	137,042	2,225,555
Penn Series Small Cap Index Fund*	128,200	2,225,556
Penn Series SMID Cap Growth Fund*	114,483	2,225,555
Penn Series SMID Cap Value Fund*	107,204	2,225,555

TOTAL AFFILIATED EQUITY FUNDS (Cost $20,256,631)		36,721,662

AFFILIATED FIXED INCOME FUNDS — 52.6%
Penn Series High Yield Bond Fund*	587,735	6,676,666
Penn Series Limited Maturity Bond Fund*	1,930,230	22,255,553
Penn Series Quality Bond Fund*	2,276,136	30,044,996

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $51,374,471)		58,977,215

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	345,852	4,451,110
Penn Series Emerging Markets Equity Fund*	92,654	1,112,778
Penn Series International Equity Fund*	226,635	5,563,888

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $6,874,940)		11,127,776

AFFILIATED MONEY MARKET FUND — 4.0%
Penn Series Money Market Fund (Cost $4,451,146)	4,451,146	4,451,146

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $743,978)	743,978	743,978

TOTAL INVESTMENTS — 100.0% (Cost $83,701,166)		$112,021,777

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$36,721,662	$36,721,662	$—	$—
AFFILIATED FIXED INCOME FUNDS	58,977,215	58,977,215	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	11,127,776	11,127,776	—	—
AFFILIATED MONEY MARKET FUNDS	4,451,146	4,451,146	—	—
SHORT-TERM INVESTMENTS	743,978	743,978	—	—

TOTAL INVESTMENTS	$112,021,777	$112,021,777	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2014 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.7%
Penn Series Flexibly Managed Fund*	141,706	$5,413,157
Penn Series Index 500 Fund*	89,681	1,353,289
Penn Series Large Cap Growth Fund*	109,845	1,353,289
Penn Series Large Cap Value Fund*	60,795	1,353,290
Penn Series Large Core Value Fund*	46,697	676,645
Penn Series Mid Cap Value Fund*	67,529	1,353,289
Penn Series Mid Core Value Fund*	40,086	676,645

TOTAL AFFILIATED EQUITY FUNDS (Cost $7,417,636)		12,179,604

AFFILIATED FIXED INCOME FUNDS — 67.0%
Penn Series High Yield Bond Fund*	476,510	5,413,157
Penn Series Limited Maturity Bond Fund*	1,467,139	16,916,117
Penn Series Quality Bond Fund*	1,794,134	23,682,563

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $39,480,678)		46,011,837

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	157,726	2,029,934
Penn Series International Equity Fund*	55,124	1,353,289

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,928,141)		3,383,223

AFFILIATED MONEY MARKET FUND — 8.9%
Penn Series Money Market Fund (Cost $6,089,852)	6,089,852	6,089,852

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $989,507)	989,507	989,507

TOTAL INVESTMENTS — 100.0% (Cost $55,905,814)		$68,654,023

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2014 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$12,179,604	$12,179,604	$—	$—
AFFILIATED FIXED INCOME FUNDS	46,011,837	46,011,837	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,383,223	3,383,223	—	—
AFFILIATED MONEY MARKET FUNDS	6,089,852	6,089,852	—	—
SHORT-TERM INVESTMENTS	989,507	989,507	—	—

TOTAL INVESTMENTS	$68,654,023	$68,654,023	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$146,345,253	$243,205,808	$524,283,979	$196,244,528
Foreign currency, at value	—	—	—	35,283
Cash	7,299	10	881,107	51,619
Interest, dividends and reclaims receivable	25,069	1,030,492	1,958,443	2,909,459
Receivable for investment securities sold	—	—	24,466,500	232,549
Receivable from The Penn Mutual Life Insurance Co.	4,454	—	—	—
Receivable for capital stock sold	441,222	3,084,285	3,760,233	672,886
Net unrealized appreciation of forward currency contracts	—	—	—	15,831
Other assets	2,772	4,469	8,142	3,895

Total Assets	146,826,069	247,325,064	555,358,404	200,166,050

LIABILITIES
Payable for investment securities purchased	—	1,110,625	7,966,177	2,603,841
Payable for capital stock redeemed	845,242	20,309	45,740	36,188
Future variation margin payable	—	—	46,000	—
Payable to investment adviser	—	91,696	196,451	89,925
Payable to The Penn Mutual Life Insurance Co.	—	92,203	204,214	72,222
Net unrealized depreciation of forward foreign currency contracts	—	—	—	256,312
Other liabilities	25,269	29,618	68,854	46,081

Total Liabilities	870,511	1,344,451	8,527,436	3,104,569

NET ASSETS	$145,955,558	$245,980,613	$546,830,968	$197,061,481

Investments at cost	$146,345,253	$242,576,579	$513,471,470	$186,174,848
Foreign currency at cost	—	—	—	34,875

COMPONENTS OF NET ASSETS:
Paid-in Capital	$145,955,558	$244,159,726	$522,346,642	$181,596,434
Undistributed net investment income (loss)	—	722,636	4,991,934	5,122,925
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	469,021	8,716,290	512,069
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	629,230	10,776,102	9,830,053

NET ASSETS	$145,955,558	$245,980,613	$546,830,968	$197,061,481

Shares outstanding, $0.10 par value, 500 million shares authorized	145,939,632

Shares outstanding, $0.10 par value, 250 million shares authorized			41,412,849	17,350,249

Shares outstanding, $0.0001 par value, 250 million shares authorized		21,333,017

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.53	$13.20	$11.36

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$79,038,659	$—	$—
Investments of unaffiliated issuers at value	2,912,640,137	271,443	270,442,478	55,931,295
Foreign currency, at value	180,795	—	11,790	—
Cash	—	—	—	500
Interest, dividends and reclaims receivable	10,674,336	—	78,914	48,116
Receivable for investment securities sold	21,885,335	646,745	547,409	—
Receivable for capital stock sold	10,127	—	22,414	632,299
Other assets	1,807	1,072	5,183	1,089

Total Assets	2,945,392,537	79,957,919	271,108,188	56,613,299

LIABILITIES
Call options written, at value	8,444,768	—	—	—
Payable for investment securities purchased	30,882,178	635,337	239,767	65,501
Payable for capital stock redeemed	1,702,128	91,315	151,738	166,634
Payable to investment adviser	1,659,929	—	157,491	25,287
Payable to The Penn Mutual Life Insurance Co.	1,056,811	26,711	97,545	20,410
Other liabilities	247,839	8,365	23,208	8,057

Total Liabilities	43,993,653	761,728	669,749	285,889

NET ASSETS	$2,901,398,884	$79,196,191	$270,438,439	$56,327,410

Investments of affiliated issuers at cost	$—	$48,868,919	$—	$—
Investments of unaffiliated issuers at cost	2,385,565,458	271,443	178,536,079	47,620,386
Foreign currency at cost	180,024	—	11,750	—
Call options written, premiums received	(8,471,533)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$2,203,508,408	$51,852,838	$159,889,244	$46,233,011
Undistributed net investment income (loss)	16,480,144	(77,680)	(277,054)	124,667
Accumulated net realized gain (loss) on investment transactions and foreign exchange	154,309,370	(2,748,707)	18,919,749	1,658,649
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	527,100,962	30,169,740	91,906,500	8,311,083

NET ASSETS	$2,901,398,884	$79,196,191	$270,438,439	$56,327,410

Shares outstanding, $0.10 par value, 250 million shares authorized	75,948,027		10,507,104

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,106,292		4,573,091

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$38.20	$15.51	$25.74	$12.32

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$125,462,647	$227,449,659	$195,094,953	$423,937,169
Interest, dividends and reclaims receivable	20,347	359,293	188,196	444,621
Receivable for investment securities sold	936,127	2,689,992	1,438,229	1,898,738
Receivable for capital stock sold	961	541,927	21,895	6,276
Futures receivable	—	—	—	1,540
Other assets	2,438	4,298	3,836	16,413

Total Assets	126,422,520	231,045,169	196,747,109	426,304,757

LIABILITIES
Payable for investment securities purchased	—	2,521,110	1,969,889	342,889
Payable for capital stock redeemed	124,443	554,516	1,037,482	3,425,274
Payable to investment adviser	61,973	122,523	105,469	45,418
Payable to The Penn Mutual Life Insurance Co.	45,789	82,460	70,140	154,601
Other liabilities	20,029	33,563	26,346	55,450

Total Liabilities	252,234	3,314,172	3,209,326	4,023,632

NET ASSETS	$126,170,286	$227,730,997	$193,537,783	$422,281,125

Investments at cost	$89,395,206	$187,990,735	$144,782,413	$257,223,260

COMPONENTS OF NET ASSETS:
Paid-in Capital	$84,275,368	$179,956,613	$133,239,749	$268,938,615
Undistributed net investment income (loss)	(179,408)	3,220,048	1,310,655	3,324,880
Accumulated net realized gain (loss) on investment transactions and foreign exchange	6,006,885	5,095,412	8,684,839	(16,774,261)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	36,067,441	39,458,924	50,302,540	166,791,891

NET ASSETS	$126,170,286	$227,730,997	$193,537,783	$422,281,125

Shares outstanding, $0.10 par value, 250 million shares authorized		10,229,321

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,237,128		13,359,900	27,984,043

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.32	$22.26	$14.49	$15.09

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$123,557,682	$185,095,496	$77,296,398	$60,041,258
Interest, dividends and reclaims receivable	52,641	367,197	160,749	3,394
Receivable for investment securities sold	—	—	260,461	8,043,396
Receivable for capital stock sold	7,562,046	5,315	6,380	247,052
Other assets	2,406	3,454	1,449	1,270

Total Assets	131,174,775	185,471,462	77,725,437	68,336,370

LIABILITIES
Payable for investment securities purchased	—	—	246,995	788,113
Payable for capital stock redeemed	8,102	1,342,280	795,178	6,050,636
Payable to investment adviser	70,728	83,209	45,146	40,329
Payable to The Penn Mutual Life Insurance Co.	45,209	67,152	27,712	24,206
Net unrealized depreciation of forward foreign currency contracts	—	—	27,048	—
Other liabilities	21,816	23,517	22,058	13,065

Total Liabilities	145,855	1,516,158	1,164,137	6,916,349

NET ASSETS	$131,028,920	$183,955,304	$76,561,300	$61,420,021

Investments at cost	$116,908,041	$147,226,895	$68,354,646	$46,751,744

COMPONENTS OF NET ASSETS:
Paid-in Capital	$95,794,591	$133,046,540	$63,345,252	$45,174,090
Undistributed net investment income (loss)	(158,464)	1,701,794	502,209	(390,179)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	28,743,152	11,338,369	3,798,901	3,458,321
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,649,641	37,868,601	8,914,938	13,177,789

NET ASSETS	$131,028,920	$183,955,304	$76,561,300	$61,420,021

Shares outstanding, $0.0001 par value, 250 million shares authorized	9,162,704	9,178,567	4,536,839	3,159,971

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.30	$20.04	$16.88	$19.44

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$70,535,914	$91,340,779	$246,219,925	$69,539,255
Cash	—	—	4,707	—
Interest, dividends and reclaims receivable	92,797	16,001	397,056	71,413
Receivable for investment securities sold	649,000	424,694	3,142,800	6,321,702
Receivable for capital stock sold	562,317	17,366	32,322	801,878
Futures receivable	—	—	—	10,778
Other assets	1,273	1,727	4,672	1,298

Total Assets	71,841,301	91,800,567	249,801,482	76,746,324

LIABILITIES
Payable for investment securities purchased	532,233	903,921	1,343,011	6,291,254
Payable for capital stock redeemed	525,663	230,589	194,642	7,843
Payable to investment adviser	53,395	54,223	143,253	16,717
Payable to The Penn Mutual Life Insurance Co.	24,800	32,341	89,139	24,801
Other liabilities	12,845	25,026	36,424	25,311

Total Liabilities	1,148,936	1,246,100	1,806,469	6,365,926

NET ASSETS	$70,692,365	$90,554,467	$247,995,013	$70,380,398

Investments at cost	$53,481,538	$72,966,802	$185,393,739	$49,820,606

COMPONENTS OF NET ASSETS:
Paid-in Capital	$48,718,615	$70,166,850	$173,081,793	$48,107,871
Undistributed net investment income (loss)	184,938	(194,292)	589,328	220,141
Accumulated net realized gain (loss) on investment transactions and foreign exchange	4,734,436	2,207,932	13,497,706	2,296,430
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,054,376	18,373,977	60,826,186	19,755,956

NET ASSETS	$70,692,365	$90,554,467	$247,995,013	$70,380,398

Shares outstanding, $0.10 par value, 250 million shares authorized		3,353,578	8,965,892

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,405,740			4,054,500

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$20.76	$27.00	$27.66	$17.36

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$110,359,680	$396,814,482	$171,583,039	$127,396,854
Foreign currency, at value	872,617	907,649	50,962	—
Interest, dividends and reclaims receivable	371,428	1,398,207	730,337	308,259
Receivable for investment securities sold	—	4,272,398	885,675	1,343,312
Receivable for capital stock sold	26,451	208,698	11,994	4,073
Futures receivable	49,752	—	—	—
Other assets	81,830	7,962	3,381	2,478

Total Assets	111,761,758	403,609,396	173,265,388	129,054,976

LIABILITIES
Payable for investment securities purchased	178	4,025,245	1,611,329	353,760
Payable for capital stock redeemed	447,058	329,687	1,684,345	1,512,925
Payable to investment adviser	27,560	277,251	191,755	73,861
Payable to The Penn Mutual Life Insurance Co.	41,397	147,227	62,542	46,910
Deferred Indian capital gains tax	—	—	233,956	—
Net unrealized depreciation of forward foreign currency contracts	—	—	3,986	—
Other liabilities	41,548	72,115	67,794	25,145

Total Liabilities	557,741	4,851,525	3,855,707	2,012,601

NET ASSETS	$111,204,017	$398,757,871	$169,409,681	$127,042,375

Investment at cost	$82,218,383	$303,829,825	$140,900,635	$109,548,708
Foreign currency at cost	867,854	901,179	50,286	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$83,174,116	$311,522,394	$144,104,309	$105,585,246
Undistributed net investment income (loss)	2,087,465	(858,797)	84,116	1,387,698
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(2,210,829)	(4,898,168)	(5,224,829)	2,221,285
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	28,153,265	92,992,442	30,446,085	17,848,146

NET ASSETS	$111,204,017	$398,757,871	$169,409,681	$127,042,375

Shares outstanding, $0.10 par value, 250 million shares authorized		16,244,808

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,641,266		14,112,469	7,824,365

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.87	$24.55	$12.00	$16.24

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$62,205,118	$247,537,672	$366,843,418	$111,277,799
Investments of unaffiliated issuers at value	492,085	796,656	1,070,600	743,978
Receivable for investment securities sold	1,467,426	4,037,067	6,472,012	924,243
Receivable for capital stock sold	193,739	35,922	121,268	284
Other assets	1,136	4,709	7,182	2,324

Total Assets	64,359,504	252,412,026	374,514,480	112,948,628

LIABILITIES
Payable for investment securities purchased	1,563,518	3,827,130	6,394,828	935,706
Payable for capital stock redeemed	961	1,765	80,947	214,453
Payable to investment adviser	6,085	24,025	34,543	10,990
Payable to The Penn Mutual Life Insurance Co.	22,405	91,091	134,895	42,155
Other liabilities	6,307	19,461	29,509	10,815

Total Liabilities	1,599,276	3,963,472	6,674,722	1,214,119

NET ASSETS	$62,760,228	$248,448,554	$367,839,758	$111,734,509

Investments of affiliated issuers at cost	$39,914,567	161,083,140	$258,843,186	$82,957,188
Investments of unaffiliated issuers at cost	492,085	796,656	1,070,600	743,978

COMPONENTS OF NET ASSETS:
Paid-in Capital	$40,749,290	$163,698,555	$260,249,580	$83,558,177
Undistributed net investment income (loss)	(96,839)	(372,104)	(553,031)	(177,760)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(182,775)	(1,332,430)	142,976	33,481
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	22,290,552	86,454,533	108,000,233	28,320,611

NET ASSETS	$62,760,228	$248,448,554	$367,839,758	$111,734,509

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,173,940	15,902,010	25,666,100	8,269,419

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.04	$15.62	$14.33	$13.51

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2014

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$67,664,516
Investments of unaffiliated issuers at value	989,507
Receivable for investment securities sold	421,988
Receivable for capital stock sold	315
Other assets	1,435

Total Assets	69,077,761

LIABILITIES
Payable for investment securities purchased	430,311
Payable for capital stock redeemed	7,815
Payable to investment adviser	6,811
Payable to The Penn Mutual Life Insurance Co.	25,780
Other liabilities	7,795

Total Liabilities	478,512

NET ASSETS	$68,599,249

Investments of affiliated issuers at cost	$54,916,307
Investments of unaffiliated issuers at cost	989,507

COMPONENTS OF NET ASSETS:
Paid-in Capital	$56,049,816
Undistributed net investment income (loss)	(112,918)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(85,858)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	12,748,209

NET ASSETS	$68,599,249

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,424,474

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.65

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2014

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$615	$642	$1,735	$9,940
Interest	81,945	1,473,499	6,624,024	6,146,602

Total Investment Income	82,560	1,474,141	6,625,759	6,156,542

EXPENSES
Investment advisory fees	156,011	430,894	954,735	492,453
Administration fees	97,980	183,326	405,893	141,898
Accounting fees	42,577	71,026	120,850	57,217
Director fees and expenses	2,889	5,341	12,151	4,198
Custodian fees and expenses	12,914	9,256	20,347	22,474
Pricing fees	5,021	6,996	11,655	31,870
Professional fees	8,254	16,463	34,787	13,299
Printing fees	5,524	10,210	23,169	8,003
Other expenses	13,655	17,993	50,238	15,326

Total Expenses	344,825	751,505	1,633,825	786,738
Less: Waivers and reimbursement from advisor	156,011	—	—	—
Less: Waivers and reimbursement from administrator	112,801	—	—	—

Net Expenses	76,013	751,505	1,633,825	786,738

Net investment income (loss)	6,547	722,636	4,991,934	5,369,804

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	469,021	9,139,027	2,119,795
Net realized gain (loss) on futures contracts	—	—	(128,487)	—
Net realized foreign currency exchange gain (loss)	—	—	—	210,064
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(217,908)	5,354,019	2,239,571
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	(36,406)	—

Net Gain (Loss) on Investment Securities and Foreign Currency	—	251,113	14,328,153	4,569,430

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,547	$973,749	$19,320,087	$9,939,234

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$15,119,608	$12	$938,989	$376,723
Interest	13,970,469	—	2	229
Foreign tax withheld	(111,648)	—	(7,887)	(10,035)

Total Investment Income	28,978,429	12	931,104	366,917

EXPENSES
Investment advisory fees	8,732,665	—	851,008	148,848
Administration fees	2,062,799	58,422	195,692	40,595
Accounting fees	344,464	5,951	75,148	18,944
Director fees and expenses	60,105	1,746	5,858	1,212
Custodian fees and expenses	119,528	2,777	20,508	12,824
Pricing fees	20,246	985	9,553	7,783
Professional fees	184,609	5,049	18,882	3,987
Printing fees	114,712	3,326	11,146	2,307
Other expenses	190,376	6,714	20,363	5,805

Total Expenses	11,829,504	84,970	1,208,158	242,305
Less: Waivers and reimbursement from administrator	—	7,278	—	171

Net Expenses	11,829,504	77,692	1,208,158	242,134

Net investment income (loss)	17,148,925	(77,680)	(277,054)	124,783

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	160,426,437	1,130,280	19,279,036	1,742,792
Net realized gain (loss) on options	(820,369)	—	—	—
Net realized foreign currency exchange gain (loss)	(52,954)	—	(1,157)	(584)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,291,705	3,128,332	(12,491,022)	600,649

Net Gain (Loss) on Investment Securities and Foreign Currency	170,844,819	4,258,612	6,786,857	2,342,857

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,993,744	$4,180,932	$6,509,803	$2,467,640

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2014

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$365,159	$4,202,067	$2,172,766	$4,063,180
Interest	—	—	—	299
Foreign tax withheld	(514)	(24,678)	(53,537)	(404)

Total Investment Income (Loss)	364,645	4,177,389	2,119,229	4,063,075

EXPENSES
Investment advisory fees	371,113	673,120	571,970	183,229
Administration fees	92,778	162,398	137,783	301,806
Accounting fees	40,844	64,050	55,845	100,032
Director fees and expenses	2,818	4,808	4,086	8,858
Custodian fees and expenses	10,259	9,130	10,442	22,502
Pricing fees	1,466	3,055	1,540	5,117
Professional fees	8,548	14,542	12,022	33,867
Printing fees	5,356	9,156	7,774	16,887
Other expenses	10,871	17,082	15,068	60,185

Total Expenses	544,053	957,341	816,531	732,483

Net investment income (loss)	(179,408)	3,220,048	1,302,699	3,330,592

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	10,643,145	5,592,324	16,074,099	2,788,618
Net realized gain (loss) on futures contracts	—	—	—	361,705
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(6,894,757)	5,583,587	(2,590,978)	21,197,706
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	69,801

Net Gain (Loss) on Investment Securities and Foreign Currency	3,748,388	11,175,911	13,483,121	24,417,830

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,568,980	$14,395,959	$14,785,820	$27,748,422

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$435,316	$2,355,162	$865,851	$64,337
Interest	—	22	—	—
Foreign tax withheld	(880)	—	(6,198)	—

Total Investment Income (Loss)	434,436	2,355,184	859,653	64,337

EXPENSES
Investment advisory fees	424,843	480,925	260,944	243,675
Administration fees	91,038	131,161	54,363	48,734
Accounting fees	40,264	53,638	25,370	22,743
Director fees and expenses	2,703	3,831	1,600	1,438
Custodian fees and expenses	8,333	6,903	22,449	14,111
Pricing fees	2,163	1,992	7,683	1,676
Professional fees	8,023	11,823	4,847	4,516
Printing fees	5,146	7,303	3,049	2,740
Other expenses	10,387	13,897	6,992	6,370

Total Expenses	592,900	711,473	387,297	346,003
Less: Waivers and reimbursement from advisor	—	—	—	3,212

Net Expenses	592,900	711,473	387,297	342,791

Net investment income (loss)	(158,464)	1,643,711	472,356	(278,454)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	28,777,333	11,338,369	3,956,024	3,292,821
Net realized foreign currency exchange gain (loss)	232	—	(10,941)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(22,495,530)	1,308,307	2,698,069	(3,860,644)

Net Gain (Loss) on Investment Securities and Foreign Currency	6,282,035	12,646,676	6,643,152	(567,823)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,123,571	$14,290,387	$7,115,508	$(846,277)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2014

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$563,363	$251,369	$2,012,358	$425,415
Interest	—	—	9	—
Foreign tax withheld	—	(2,617)	(4,179)	(246)

Total Investment Income	563,363	248,752	2,008,188	425,169

EXPENSES
Investment advisory fees	306,394	320,666	946,655	98,435
Administration fees	48,378	64,729	176,523	49,218
Accounting fees	22,576	30,207	68,759	22,968
Director fees and expenses	1,405	1,955	5,238	1,448
Custodian fees and expenses	6,965	7,714	28,382	20,608
Pricing fees	1,714	2,503	3,392	14,388
Professional fees	4,337	5,876	16,091	4,471
Printing fees	2,678	3,708	9,958	2,756
Other expenses	6,326	8,154	18,436	13,319

Total Expenses	400,773	445,512	1,273,434	227,611
Less: Waivers and reimbursement from advisor	22,348	—	—	31,741

Net Expenses	378,425	445,512	1,273,434	195,870

Net investment income (loss)	184,938	(196,760)	734,754	229,299

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	4,865,124	2,329,444	14,038,619	2,539,191
Net realized gain (loss) on futures contracts	—	—	—	54,278
Net realized foreign currency exchange gain (loss)	—	(48)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	410,801	(268,651)	(1,297,584)	(893,135)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	13,727

Net Gain (Loss) on Investment Securities and Foreign Currency	5,275,925	2,060,745	12,741,035	1,714,061

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,460,863	$1,863,985	$13,475,789	$1,943,360

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$3,062,226	$6,127,883	$2,298,781	$1,983,599
Interest	473	—	18	2
Foreign tax withheld	(202,088)	(380,341)	(294,474)	—

Total Investment Income	2,860,611	5,747,542	2,004,325	1,983,601

EXPENSES
Investment advisory fees	160,345	1,630,117	947,854	424,538
Administration fees	80,172	287,494	120,490	90,972
Accounting fees	41,986	124,915	58,114	40,242
Director fees and expenses	2,308	8,365	3,542	2,608
Custodian fees and expenses	40,508	61,495	151,861	12,989
Pricing fees	53,542	13,118	17,091	1,862
Professional fees	6,683	31,049	27,027	7,639
Printing fees	4,410	15,957	6,756	4,986
Recaptured advisory fees	—	—	62,662	—
Other expenses	34,668	29,524	13,907	10,067

Total Expenses	424,623	2,202,034	1,409,304	595,903
Less: Waivers and reimbursement from advisor	72,559	—	31,604	—

Net Expenses	352,063	2,202,034	1,377,700	595,903

Net investment income (loss)	2,508,548	3,545,508	626,625	1,387,698

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(71,875)	15,284,543	3,572,120	2,451,477
Net realized gain (loss) on futures contracts	202,353	—	—	—
Net realized foreign currency exchange gain (loss)	3,990	(168,194)	(60,124)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,574,424	11,445,656	4,508,655	15,565,559
Change in net unrealized appreciation (depreciation) of futures contracts	(96,931)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	2,611,962	26,562,005	8,020,651	18,017,036

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,120,509	$30,107,513	$8,647,276	$19,404,734

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2013

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$5	$27	$364	$249

Total Investment Income	5	27	364	249

EXPENSES
Investment advisory fees	31,087	125,698	185,760	59,605
Administration fees	43,596	177,381	264,852	83,781
Accounting fees	5,951	11,825	17,657	5,951
Director fees and expenses	1,263	5,156	7,800	2,494
Custodian fees and expenses	2,084	8,352	12,412	3,953
Pricing fees	1,127	1,141	1,145	1,116
Professional fees	3,831	15,510	23,085	7,263
Printing fees	2,409	9,842	14,878	4,758
Recaptured advisory fees	599	—	—	—
Other expenses	5,076	17,226	25,806	9,088

Total Expenses	97,023	372,131	553,395	178,009
Less: Waivers and reimbursement from advisor	179	—	—	—

Net Expenses	96,844	372,131	553,395	178,009

Net investment loss	(96,839)	(372,104)	(553,031)	(177,760)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	237,470	817,298	1,839,247	819,837
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,482,654	12,816,237	15,618,527	3,898,998

Net Gain (Loss) on Investment Securities and Foreign Currency	3,720,124	13,633,536	17,457,774	4,718,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,623,285	$13,261,432	$16,904,743	$4,541,075

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$341

Total Investment Income	341

EXPENSES
Investment advisory fees	36,437
Administration fees	51,172
Accounting fees	5,951
Director fees and expenses	1,536
Custodian fees and expenses	2,495
Pricing fees	1,067
Professional fees	4,354
Printing fees	2,929
Recaptured advisory fees	1,285
Other expenses	6,121

Total Expenses	113,347
Less: Waivers and reimbursement from advisor	88

Net Expenses	113,259

Net investment loss	(112,918)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	371,406
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,861,397

Net Gain (Loss) on Investment Securities and Foreign Currency	2,232,803

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,119,885

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,547	$13,151	$722,636	$1,182,668
Net realized gains (loss) from investment transactions	—	—	469,021	167,105
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(217,908)	(1,512,020)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,547	13,151	973,749	(162,247)

Distributions from:
Net investment income	(6,547)	(13,151)	—	—

Total Distributions	(6,547)	(13,151)	—	—

Capital Share Transactions (1):
Shares issued	63,385,031	134,904,829	22,509,588	93,163,341
Shares issued in lieu of cash distributions	6,549	13,153	—	—
Shares redeemed	(42,317,038)	(151,761,830)	(21,169,880)	(51,719,394)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	21,074,542	(16,843,848)	1,339,708	41,443,947

Total Increase (Decrease)	21,074,542	(16,843,848)	2,313,457	41,281,700

Net Assets:
Beginning of period	124,881,016	141,724,864	243,667,156	202,385,456

End of Period	$145,955,558	$124,881,016	$245,980,613	$243,667,156

Undistributed net investment income (loss)	$—	$—	$722,636	$—

(1) Shares Issued and Redeemed:
Shares issued	63,385,031	134,904,829	1,955,036	8,107,656
Shares issued in lieu of cash distributions	6,549	13,153	—	—
Shares redeemed	(42,317,038)	(151,761,830)	(1,838,604)	(4,503,971)

	21,074,541	(16,843,848)	116,432	3,603,685

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,991,934	$10,455,707	$5,369,804	$11,112,337
Net realized gains (loss) from investment transactions	9,139,027	162,217	2,119,795	4,828,712
Net realized gains (loss) on futures contracts	(128,487)	—	—	—
Net realized foreign exchange gain (loss)	—	—	210,064	(720,976)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,317,613	(26,300,466)	2,239,571	(1,253,621)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,320,087	(15,682,542)	9,939,234	13,966,452

Capital Share Transactions (1):
Shares issued	22,245,248	138,595,418	12,733,668	27,295,243
Shares redeemed	(41,493,033)	(144,553,737)	(14,399,356)	(32,193,986)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,247,785)	(5,958,319)	(1,665,688)	(4,898,743)

Total Increase (Decrease)	72,302	(21,640,861)	8,273,546	9,067,709

Net Assets:
Beginning of period	546,758,666	568,399,527	188,787,935	179,720,226

End of Period	$546,830,968	$546,758,666	$197,061,481	$188,787,935

Undistributed net investment income (loss)	$4,991,934	$—	$5,122,925	$(246,879)

(1) Shares Issued and Redeemed:
Shares issued	1,704,992	10,832,965	1,147,194	2,636,071
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(3,190,734)	(11,195,971)	(1,309,243)	(3,106,563)

	(1,485,742)	(363,006)	(162,049)	(470,492)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,148,925	$24,808,683	$(77,680)	$(149,409)
Net realized gains (loss) from investment transactions	160,426,437	176,932,010	1,130,280	2,571,982
Net realized gains (loss) on written options	(820,369)	1,661,726	—	—
Net realized foreign exchange gain (loss)	(52,954)	167,635	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,783,079	274,455,490	3,128,332	9,322,862
Net change in unrealized appreciation (depreciation) of written options	7,508,626	(7,499,889)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	187,993,744	470,525,655	4,180,932	11,745,435

Capital Share Transactions (1):
Shares issued	84,356,140	289,558,729	1,933,507	7,405,477
Shares redeemed	(56,455,382)	(84,991,839)	(5,560,281)	(12,109,877)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	27,900,758	204,566,890	(3,626,774)	(4,704,400)

Total Increase (Decrease)	215,894,502	675,092,545	554,158	7,041,035

Net Assets:
Beginning of period	2,685,504,382	2,010,411,837	78,642,033	71,600,999

End of Period	$2,901,398,884	$2,685,504,382	$79,196,191	$78,642,033

Undistributed net investment income (loss)	$16,480,144	$(668,781)	$(77,680)	$—

(1) Shares Issued and Redeemed:
Shares issued	2,299,406	8,961,273	130,435	549,274
Shares redeemed	(1,540,601)	(2,586,030)	(371,470)	(885,032)

	758,805	6,375,243	(241,035)	(335,758)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(277,054)	$(491,912)	$124,783	$167,600
Net realized gains (loss) from investment transactions	19,279,036	34,772,193	1,742,792	5,420,481
Net realized foreign exchange gain (loss)	(1,157)	(6,530)	(584)	(1,828)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(12,491,022)	44,513,129	600,649	4,250,969

Net Increase (Decrease) in Net Assets Resulting from Operations	6,509,803	78,786,880	2,467,640	9,837,222

Capital Share Transactions (1):
Shares issued	11,929,342	24,914,584	3,523,706	25,458,062
Shares redeemed	(10,358,456)	(52,342,379)	(4,425,813)	(10,284,187)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,570,886	(27,427,795)	(902,107)	15,173,875

Total Increase (Decrease)	8,080,689	51,359,085	1,565,533	25,011,097

Net Assets:
Beginning of period	262,357,750	210,998,665	54,761,877	29,750,780

End of Period	$270,438,439	$262,357,750	$56,327,410	$54,761,877

Undistributed net investment income (loss)	$(277,054)	$—	$124,667	$(116)

(1) Shares Issued and Redeemed:
Shares issued	476,359	1,205,104	295,583	2,504,914
Shares redeemed	(419,336)	(2,445,057)	(372,823)	(962,621)

	57,023	(1,239,953)	(77,240)	1,542,293

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the six months ended 6/30/14	For the year ended 12/31/13	For the six months ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(179,408)	$(90,003)	$3,220,048	$2,234,143
Net realized gains (loss) from investment transactions	10,643,145	17,891,956	5,592,324	32,258,514
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(6,894,757)	19,480,922	5,583,587	20,425,657

Net Increase (Decrease) in Net Assets Resulting from Operations	3,568,980	37,282,875	14,395,959	54,918,314

Capital Share Transactions (1):
Shares issued	2,742,674	5,819,055	8,757,301	23,655,160
Shares redeemed	(7,897,877)	(21,397,991)	(12,773,314)	(28,177,632)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,155,203)	(15,578,936)	(4,016,013)	(4,522,472)

Total Increase (Decrease)	(1,586,223)	21,703,939	10,379,946	50,395,842

Net Assets:
Beginning of period	127,756,509	106,052,570	217,351,051	166,955,209

End of Period	$126,170,286	$127,756,509	$227,730,997	$217,351,051

Undistributed net investment income (loss)	$(179,408)	$—	$3,220,048	$—

(1) Shares Issued and Redeemed:
Shares issued	187,327	466,936	412,876	1,291,817
Shares redeemed	(536,400)	(1,706,084)	(605,259)	(1,531,580)

	(349,073)	(1,239,148)	(192,383)	(239,763)

	Large Core Value Fund		Index 500 Fund
	For the six months ended 6/30/14	For the year ended 12/31/13	For the six months ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,302,699	$2,246,788	$3,330,592	$6,258,827
Net realized gains (loss) from investment transactions	16,074,099	24,854,649	2,788,618	380,831
Net realized gains (loss) on futures contracts	—	—	361,705	2,032,773
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(2,590,978)	19,094,604	21,267,507	91,071,550

Net Increase (Decrease) in Net Assets Resulting from Operations	14,785,820	46,196,041	27,748,422	99,743,981

Capital Share Transactions (1):
Shares issued	5,544,389	16,345,085	15,753,356	46,832,775
Shares redeemed	(12,422,753)	(35,500,124)	(19,757,864)	(60,185,970)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,878,364)	(19,155,039)	(4,004,508)	(13,353,195)

Total Increase (Decrease)	7,907,456	27,041,002	23,743,914	86,390,786

Net Assets:
Beginning of period	185,630,327	158,589,325	398,537,211	312,146,425

End of Period	$193,537,783	$185,630,327	$422,281,125	$398,537,211

Undistributed net investment income (loss)	$1,310,655	$7,956	$3,324,880	$(5,712)

(1) Shares Issued and Redeemed:
Shares issued	401,476	1,389,827	1,106,916	3,809,166
Shares redeemed	(913,262)	(2,898,829)	(1,363,734)	(4,753,423)

	(511,786)	(1,509,002)	(256,818)	(944,257)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(158,464)	$(549,006)	$1,643,711	$1,813,860
Net realized gains (loss) from investment transactions	28,777,333	15,386,864	11,338,369	14,415,162
Net realized foreign exchange gain (loss)	232	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(22,495,530)	19,609,170	1,308,307	29,010,915

Net Increase (Decrease) in Net Assets Resulting from Operations	6,123,571	34,447,028	14,290,387	45,239,937

Capital Share Transactions (1):
Shares issued	12,459,983	8,640,070	7,030,094	21,501,173
Shares redeemed	(8,117,305)	(23,816,956)	(10,359,279)	(18,397,799)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,342,678	(15,176,886)	(3,329,185)	3,103,374

Total Increase (Decrease)	10,466,249	19,270,142	10,961,202	48,343,311

Net Assets:
Beginning of period	120,562,671	101,292,529	172,994,102	124,650,791

End of Period	$131,028,920	$120,562,671	$183,955,304	$172,994,102

Undistributed net investment income (loss)	$(158,464)	$—	$1,701,794	$58,083

(1) Shares Issued and Redeemed:
Shares issued	875,549	741,536	375,653	1,295,099
Shares redeemed	(582,736)	(2,059,325)	(542,536)	(1,124,416)

	292,813	(1,317,789)	(166,883)	170,683

	Mid Core Value Fund		SMID Cap Growth Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$472,356	$636,956	$(278,454)	$(321,698)
Net realized gains (loss) from investment transactions	3,956,024	16,721,213	3,292,821	6,092,451
Net realized foreign exchange gain (loss)	(10,941)	53,040	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,698,069	(921,401)	(3,860,644)	12,737,247

Net Increase (Decrease) in Net Assets Resulting from Operations	7,115,508	16,489,808	(846,277)	18,508,000

Capital Share Transactions (1):
Shares issued	3,639,015	8,636,615	9,659,270	17,648,122
Shares redeemed	(6,067,437)	(10,419,914)	(11,019,531)	(13,107,181)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,428,422)	(1,783,299)	(1,360,261)	4,540,941

Total Increase (Decrease)	4,687,086	14,706,509	(2,206,538)	23,048,941

Net Assets:
Beginning of period	71,874,214	57,167,705	63,626,559	40,577,618

End of Period	$76,561,300	$71,874,214	$61,420,021	$63,626,559

Undistributed net investment income (loss)	$502,209	$29,853	$(390,179)	$—

(1) Shares Issued and Redeemed:
Shares issued	229,289	629,211	500,506	1,051,349
Shares redeemed	(381,919)	(755,332)	(580,594)	(762,625)

	(152,630)	(126,121)	(80,088)	288,724

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$184,938	$225,900	$(196,760)	$(407,779)
Net realized gains (loss) from investment transactions	4,865,124	5,808,126	2,329,444	13,175,499
Net realized foreign exchange gain (loss)	—	—	(48)	(342)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	410,801	11,071,8201	(268,651)	13,509,581

Net Increase (Decrease) in Net Assets Resulting from Operations	5,460,863	17,105,847	1,863,985	26,276,959

Capital Share Transactions (1):
Shares issued	7,888,914	15,808,245	5,544,276	5,896,128
Shares redeemed	(6,201,176)	(12,945,588)	(6,392,780)	(20,353,790)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,687,738	2,862,657	(848,504)	(14,457,662)

Total Increase (Decrease)	7,148,601	19,968,504	1,015,481	11,819,297

Net Assets:
Beginning of period	63,543,764	43,575,260	89,538,986	77,719,689

End of Period	$70,692,365	$63,543,764	$90,554,467	$89,538,986

Undistributed net investment income (loss)	$184,938	$—	$(194,292)	$2,468

(1) Shares Issued and Redeemed:
Shares issued	403,675	948,116	214,260	263,234
Shares redeemed	(318,331)	(769,055)	(249,729)	(921,368)

	85,344	179,061	(35,469)	(658,134)

	Small Cap Value Fund		Small Cap Index Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$734,754	$960,743	$229,299	$391,452
Net realized gains (loss) from investment transactions	14,038,619	32,584,526	2,539,191	2,344,619
Net realized gains (loss) on futures contracts	—	—	54,278	413,036
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(1,297,584)	34,551,777	(879,408)	14,242,064

Net Increase (Decrease) in Net Assets Resulting from Operations	13,475,789	68,097,046	1,943,360	17,391,171

Capital Share Transactions (1):
Shares issued	8,124,345	21,056,548	7,098,121	14,878,307
Shares redeemed	(12,376,692)	(26,222,612)	(3,521,306)	(9,852,742)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,252,347)	(5,166,064)	3,576,815	5,025,565

Total Increase (Decrease)	9,223,442	62,930,982	5,520,175	22,416,736

Net Assets:
Beginning of period	238,771,571	175,840,589	64,860,223	42,443,487

End of Period	$247,995,013	$238,771,571	$70,380,398	$64,860,223

Undistributed net investment income (loss)	$589,328	$(145,426)	$220,141	$(9,158)

(1) Shares Issued and Redeemed:
Shares issued	311,392	945,046	422,007	1,032,176
Shares redeemed	(473,971)	(1,157,062)	(210,860)	(661,220)

	(162,579)	(212,016)	211,147	370,956

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,508,548	$2,463,019	$3,545,508	$3,989,620
Net realized gains (loss) from investment transactions	(71,875)	(1,802,237)	15,284,543	22,058,244
Net realized gains (loss) on futures contracts	202,353	305,533	—	—
Net realized foreign exchange gain (loss)	3,990	(9,919)	(168,194)	(491,798)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,477,493	17,706,598	11,445,656	(4,396,386)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,120,509	18,662,994	30,107,513	21,159,680

Capital Share Transactions (1):
Shares issued	10,638,792	20,155,439	11,138,591	44,671,355
Shares redeemed	(7,788,023)	(25,371,940)	(20,676,926)	(36,241,221)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,850,769	(5,216,501)	(9,538,335)	8,430,134

Total Increase (Decrease)	7,971,278	13,446,493	20,569,178	29,589,814

Net Assets:
Beginning of period	103,232,739	89,786,246	378,188,693	348,598,879

End of Period	$111,204,017	$103,232,739	$398,757,871	$378,188,693

Undistributed net investment income (loss)	$2,087,465	$(421,083)	$(858,797)	$(4,399,305)

(1) Shares Issued and Redeemed:
Shares issued	863,076	1,821,911	479,918	2,004,226
Shares redeemed	(623,758)	(2,264,532)	(879,034)	(1,620,348)

	239,318	(442,621)	(399,116)	383,878

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$626,625	$388,529	$1,387,698	$1,503,360
Net realized gains (loss) from investment transactions	3,572,120	222,312	2,451,477	6,127,089
Net realized foreign exchange gain (loss)	(60,124)	(115,528)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,508,655	(2,318,916)	15,565,559	(4,923,112)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,647,276	(1,823,603)	19,404,734	2,707,337

Capital Share Transactions (1):
Shares issued	7,168,511	27,080,779	6,395,909	24,229,101
Shares redeemed	(9,584,939)	(14,936,714)	(13,048,462)	(10,792,716)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,416,428)	12,144,065	(6,652,553)	13,436,385

Total Increase (Decrease)	6,230,848	10,320,462	12,752,181	16,143,722

Net Assets:
Beginning of period	163,178,833	152,858,371	114,290,194	98,146,472

End of Period	$169,409,681	$163,178,833	$127,042,375	$114,290,194

Undistributed net investment income (loss)	$84,116	$(542,509)	$1,387,698	$—

(1) Shares Issued and Redeemed:
Shares issued	633,401	2,380,504	423,690	1,704,606
Shares redeemed	(840,798)	(1,314,133)	(864,618)	(756,923)

	(207,397)	1,066,371	(440,928)	947,683

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(96,839)	$(162,159)	$(372,104)	$(642,003)
Net realized gains (loss) from investment transactions	237,470	700,038	817,298	3,319,129
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,482,654	9,317,125	12,816,237	33,132,324

Net Increase (Decrease) in Net Assets Resulting from Operations	3,623,285	9,855,004	13,261,431	35,809,450

Capital Share Transactions (1):
Shares issued	5,822,678	14,707,924	15,396,360	39,529,743
Shares redeemed	(3,564,963)	(8,917,612)	(11,394,620)	(23,382,869)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,257,715	5,790,312	4,001,740	16,146,874

Total Increase (Decrease)	5,881,000	15,645,316	17,263,171	51,956,324

Net Assets:
Beginning of period	56,879,228	41,233,912	231,185,383	179,229,059

End of Period	$62,760,228	$56,879,228	$248,448,554	$231,185,383

Undistributed net investment income (loss)	$(96,839)	$—	$(372,104)	$—

(1) Shares Issued and Redeemed:
Shares issued	405,188	1,145,505	1,032,608	2,906,051
Shares redeemed	(248,293)	(696,475)	(755,171)	(1,713,234)

	156,895	449,030	277,437	1,192,817

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the Six Months Ended 6/30/14	For the year ended 12/31/13	For the Six Months Ended 6/30/14	For the year ended 12/31/13
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(553,031)	$(1,014,580)	$(177,760)	$(340,982)
Net realized gains (loss) from investment transactions	1,839,247	6,848,949	819,837	2,737,934
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	15,618,527	36,953,271	3,898,998	7,065,143

Net Increase (Decrease) in Net Assets Resulting from Operations	16,904,743	42,787,640	4,541,075	9,462,095

Capital Share Transactions (1):
Shares issued	13,785,271	44,282,431	4,750,432	24,189,911
Shares redeemed	(13,014,497)	(27,856,519)	(9,009,461)	(18,227,457)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	770,774	16,425,912	(4,259,029)	5,962,454

Total Increase (Decrease)	17,675,517	59,213,552	282,046	15,424,549

Net Assets:
Beginning of period	350,164,241	290,950,689	111,452,463	96,027,914

End of Period	$367,839,758	$350,164,241	$111,734,509	$111,452,463

Undistributed net investment income (loss)	$(553,031)	$—	$(177,760)	$—

(1) Shares Issued and Redeemed:
Shares issued	993,700	3,469,988	361,913	1,960,311
Shares redeemed	(937,911)	(2,154,312)	(680,589)	(1,462,960)

	55,789	1,315,676	(318,676)	497,351

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/14	Year Ended 12/31/13
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(112,918)	$(232,466)
Net realized gains (loss) from investment transactions	371,406	1,818,220
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,861,397	1,470,305

Net Increase (Decrease) in Net Assets Resulting from Operations	2,119,885	3,056,059

Capital Share Transactions (1):
Shares issued	8,610,575	20,212,093
Shares redeemed	(10,316,091)	(25,687,459)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,705,516)	(5,475,366)

Total Increase (Decrease)	414,369	(2,419,307)

Net Assets:
Beginning of period	68,184,880	70,604,187

End of Period	$68,599,249	$68,184,880

Undistributed net investment income (loss)	$(112,918)	$—

(1) Shares Issued and Redeemed:
Shares issued	694,256	1,681,772
Shares redeemed	(830,180)	(2,134,595)

	(135,924)	(452,823)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from investment operations	—		—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%	#	0.01%		0.01%		0.01%		0.01%		0.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$145,956		$124,881		$141,725		$154,213		$139,988		$168,500

Ratio of net expenses to average net assets	0.12%	*	0.16%		0.22%		0.22%		0.33%		0.43%

Ratio of total expenses to average net assets	0.53%	*	0.48%		0.49%		0.49%		0.47%		0.48%

Ratio of net investment income (loss) to average net assets	0.01%	*	0.01%		0.01%		0.01%		0.01%		0.47%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)   Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.48		$11.49		$11.42		$11.17		$10.76		$10.57

Income from investment operations:
Net investment income (loss)	0.03		0.05		0.09		0.13		0.17		0.23
Net realized and unrealized gain (loss) on investment transactions	0.02		(0.06)		(0.02)		0.12		0.24		(0.04)

Total from investment operations	0.05		(0.01)		0.07		0.25		0.41		0.19

Net asset value, end of period	$11.53		$11.48		$11.49		$11.42		$11.17		$10.76

Total return [1]	0.44%	#	(0.09%	)	0.61%		2.24%		3.71%		1.89%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$245,981		$243,667		$202,385		$174,290		$152,447		$111,501

Ratio of total expenses to average net assets	0.61%	*	0.57%		0.57%		0.58%		0.58%		0.60%

Ratio of net investment income (loss) to average net assets	0.59%	*	0.60%		0.81%		1.14%		1.56%		2.20%

Portfolio turnover rate	0.59%	#	50%		31%		50%		38%		64%

* Annualized # Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.75		$13.14	$12.73	$11.56	$10.90	$10.36

Income from investment operations:
Net investment income (loss)	0.12		0.25	0.27	0.32	0.28	0.36
Net realized and unrealized gain (loss) on investment transactions	0.33		(0.64)	0.14	0.85	0.38	0.26

Total from investment operations	0.45		(0.39)	0.41	1.17	0.66	0.62

Less distributions:
Net investment income	—		—	—	—	—	— (a)
Net realized gains	—		—	—	—	—	(0.08)

Total distributions	—		—	—	—	—	(0.08)

Net asset value, end of period	$13.20		$12.75	$13.14	$12.73	$11.56	$10.90

Total return [1]	3.53%	#	(2.97% )	3.22%	10.12%	6.06%	6.02%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$546,831		$546,759	$568,400	$477,606	$418,957	$327,724

Ratio of total expenses to average net assets	0.60%	*	0.56%	0.56%	0.57%	0.58%	0.61%

Ratio of net investment income (loss) to average net assets	1.84%	*	1.91%	2.06%	2.62%	2.48%	3.38%

Portfolio turnover rate	67%	#	47%	32%	44%	69%	87%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)   Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.78		$9.99	$8.72	$8.46	$7.41	$5.05

Income (loss) from investment operations:
Net investment income (loss)	0.31		0.62	0.61	0.62	0.61	0.56
Net realized and unrealized gain (loss) on investment transactions	0.27		0.17	0.66	(0.36)	0.44	1.80

Total from investment operations	0.58		0.79	1.27	0.26	1.05	2.36

Net asset value, end of period	$11.36		$10.78	$9.99	$8.72	$8.46	$7.41

Total return [1]	5.38%	#	7.91%	14.56%	3.07%	14.17%	46.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$197,061		$188,788	$179,720	$141,290	$131,682	$103,574

Ratio of total expenses to average net assets	0.83%	*	0.82%	0.82%	0.83%	0.85%	0.87%

Ratio of net investment income (loss) to average net assets	5.68%	*	5.96%	6.52%	7.16%	7.73%	8.97%

Portfolio turnover rate	29%	#	68%	69%	58%	61%	59%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$35.72		$29.22		$25.46		$24.71		$21.69		$16.33

Income (loss) from investment operations:
Net investment income (loss)	0.23		0.34		0.44		0.40		0.35		0.41
Net realized and unrealized gain (loss) on investment transactions	2.25		6.16		3.32		0.35		2.67		4.95

Total from investment operations	2.48		6.50		3.76		0.75		3.02		5.36

Less distributions:
Net investment income	—		—		—		—		—		—	(a)
Net realized gains	—		—		—		—		—		—

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$38.20		$35.72		$29.22		$25.46		$24.71		$21.69

Total return [1]	6.94%	#	22.25%		14.77%		3.04%		13.92%		32.92%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$2,901,399		$2,685,504		$2,010,412		$1,655,254		$1,583,104		$1,286,902

Ratio of total expenses to average net assets	0.86%	*	0.83%		0.84%		0.84%		0.85%		0.85%

Ratio of net investment income (loss) to average net assets	1.25%	*	1.04%		1.59%		1.60%		1.55%		2.22%

Portfolio turnover rate	28%	#	63%		65%		83%		67%		89%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)  Distributions were less than one penny per share.

BALANCED FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$14.71		$12.60		$11.40		$10.80		$9.67		$8.19

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.03)		(0.02)		(0.02)		(0.02)		(0.01)
Capital gain distributions received from affiliated funds	—		—		—		—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	0.81		2.14		1.22		0.62		1.15		1.46

Total from investment operations	0.80		2.11		1.20		0.60		1.13		1.48

Net asset value, end of period	15.51		$14.71		$12.60		$11.40		$10.80		$9.67

Total return [1]	5.44%	#	16.75%		10.53%		5.56%		11.69%		18.07%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$79,196		$78,642		$71,601		$65,342		$64,311		$60,114

Ratio of net expenses to average net assets [2]	0.20%	*	0.20%		0.19%		0.18%		0.18%		0.17%

Ratio of total expenses to average net assets [2]	0.22%	*	0.22%		0.23%		0.24%		0.24%		0.24%

Ratio of net investment income (loss) to average net assets	(0.20%	)*	(0.20%	)	(0.19%	)	(0.18%	)	(0.18%	)	(0.17%	)

Portfolio turnover rate	3%	#	16%		15%		17%		18%		19%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010		2009
Net asset value, beginning of period	$25.11		$18.05		$15.20	$15.44	$13.22		$9.25

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.04)		0.01	(0.03)	(0.02)		—	(a)
Net realized and unrealized gain (loss) on investment transactions	0.66		7.10		2.84	(0.21)	2.24		3.97

Total from investment operations	0.63		7.06		2.85	(0.24)	2.22		3.97

Less distributions:
Net investment income	—		—		—	—	—		—	(a)

Total distributions	—		—		—	—	—		—

Net asset value, end of period	$25.74		$25.11		$18.05	$15.20	$15.44		$13.22

Total return [1]	2.51%	#	39.11%		18.75%	(1.55% )	16.79%		42.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$270,438		$262,358		$210,999	$176,692	$174,372		$143,167

Ratio of total expenses to average net assets	0.93%	*	0.90%		0.91%	0.93%	0.94%		0.97%

Ratio of net investment income (loss) to average net assets	(0.21%	)*	(0.21%	)	0.03%	(0.19% )	(0.18%	)	0.02%

Portfolio turnover rate	22%	#	36%		35%	33%	43%		58%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010		2009
Net asset value, beginning of period	$11.78		$9.57		$8.68	$9.31	$8.28		$6.02

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.04		0.01	(0.02)	(0.01)		0.02
Net realized and unrealized gain (loss) on investment transactions	0.51		2.17		0.88	(0.61)	1.04		2.24

Total from investment operations	0.54		2.21		0.89	(0.63)	1.03		2.26

Net asset value, end of period	$12.32		$11.78		$9.57	$8.68	$9.31		$8.28

Total return [1]	4.58%	#	23.09%		10.25%	(6.77% )	12.44%		37.54%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,327		$54,762		$29,751	$37,465	$33,542		$27,870

Ratio of net expenses to average net assets	0.89%	*	0.90%		0.90%	0.96%	1.00%		1.00%

Ratio of total expenses to average net assets	0.90%	*	0.90%		0.90%	0.96%	1.00%		1.12%

Ratio of net investment income (loss) to average net assets	0.46%	*	0.40%		0.06%	(0.25% )	(0.10%	)	0.22%

Portfolio turnover rate	13%	#	107%		97%	153%	176%		121%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010		2009
Net asset value, beginning of period	$14.88		$10.79		$9.29	$9.78	$8.34		$6.14

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.01)		0.02	(0.01)	—		0.03
Net realized and unrealized gain (loss) on investment transactions	0.46		4.10		1.48	(0.48)	1.44		2.17

Total from investment operations	0.44		4.09		1.50	(0.49)	1.44		2.20

Less distributions:
Net investment income	—		—		—	—	—		—	(a)

Total distributions	—		—		—	—	—		—

Net asset value, end of period	$15.32		$14.88		$10.79	$9.29	$9.78		$8.34

Total return [1]	2.96%	#	37.91%		16.15%	(5.01% )	17.27%		35.89%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$126,170		$127,757		$106,053	$100,397	$123,153		$126,510

Ratio of net expenses to average net assets	0.88%	*	0.88%		0.89%	0.90%	0.71%		0.64%

Ratio of total expenses to average net assets	0.88%	*	0.88%		0.89%	0.90%	0.85%		0.86%

Ratio of net investment income (loss) to average net assets	(0.29%	)*	(0.08%	)	0.17%	(0.11% )	(0.01%	)	0.50%

Portfolio turnover rate	39%	#	109%		105%	115%	115%		155%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)   Distributions were less than one penny per share.

LARGE CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012	2011	2010		2009
Net asset value, beginning of period	$20.86		$15.66		$13.83	$14.47	$12.60		$9.43

Income (loss) from investment operations:
Net investment income (loss)	0.31		0.21		0.20	0.18	0.11		0.16
Net realized and unrealized gain (loss) on investment transactions	1.09		4.99		1.63	(0.82)	1.76		3.01

Total from investment operations	1.40		5.20		1.83	(0.64)	1.87		3.17

Net asset value, end of period	$22.26		$20.86		$15.66	$13.83	$14.47		$12.60

Total return [1]	6.71%	#	33.21%		13.23%	(4.42% )	14.84%		33.62%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$227,731		$217,351		$166,955	$166,056	$167,918		$143,038

Ratio of total expenses to average net assets	0.88%	*	0.87%		0.88%	0.89%	0.89%		0.90%

Ratio of net investment income (loss) to average net assets	2.97%	*	1.16%		1.32%	1.24%	0.86%		1.53%

Portfolio turnover rate	13%	#	186%		90%	87%	112%		120%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.38		$10.31	$8.92	$9.31	$8.43	$7.22

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.15	0.16	0.14	0.12	0.14
Net realized and unrealized gain (loss) on investment transactions	1.01		2.92	1.23	(0.53)	0.76	1.07

Total from investment operations	1.11		3.07	1.39	(0.39)	0.88	1.21

Net asset value, end of period	$14.49		$13.38	$10.31	$8.92	$9.31	$8.43

Total return [1,2]	8.30%	#	29.78%	15.58%	(4.19% )	10.44%	16.76%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$193,538		$185,630	$158,589	$143,147	$158.985	$149,973

Ratio of net expenses to average net assets	0.89%	*	0.87%	0.88%	0.89%	0.61%	0.54%

Ratio of total expenses to average net assets	0.89%	*	0.87%	0.88%	0.89%	0.75%	0.75%

Ratio of net investment income (loss) to average net assets	1.42%	*	1.25%	1.64%	1.52%	1.46%	1.94%

Portfolio turnover rate	28%	#	59%	38%	51%	35%	62%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]     The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

INDEX 500 FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.11		$10.70	$9.25	$9.09	$7.92	$6.28

Income (loss) from investment operations:
Net investment income (loss)	0.12		0.21	0.20	0.16	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	0.86		3.20	1.25	—	1.03	1.51

Total from investment operations	0.98		3.41	1.45	0.16	1.17	1.64

Net asset value, end of period	$15.09		$14.11	$10.70	$9.25	$9.09	$7.92

Total return [1]	6.95%	#	31.87%	15.68%	1.76%	14.77%	26.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$422,281		$398,537	$312,146	$267,009	$263,724	$249,284

Ratio of net expenses to average net assets	0.36%	*	0.34%	0.34%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	*	0.34%	0.34%	0.36%	0.36%	0.37%

Ratio of net investment income (loss) to average net assets	1.66%	*	1.72%	1.93%	1.71%	1.68%	1.97%

Portfolio turnover rate	1%	#	8%	4%	4%	5%	6%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$13.59		$9.94		$9.37		$10.16	$8.01		$5.42

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.06)		(0.01)		(0.04)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.73		3.71		0.58		(0.75)	2.16		2.60

Total from investment operations	0.71		3.65		0.57		(0.79)	2.15		2.59

Net asset value, end of period	$14.30		$13.59		$9.94		$9.37	$10.16		$8.01

Total return [1]	5.22%	#	36.72%		6.08%		(7.78% )	26.84%		47.79%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$131,029		$120,563		$101,293		$99,083	$107,064		$82,895

Ratio of net expenses to average net assets	0.98%	*	0.99%		1.00%		1.00%	1.00%		1.00%

Ratio of total expenses to average net assets	0.98%	*	0.99%		1.00%		1.00%	1.00%		1.01%

Ratio of net investment income (loss) to average net assets	(0.26%	)*	(0.49%	)	(0.12%	)	(0.42% )	(0.14%	)	(0.22%	)

Portfolio turnover rate	127%	#	80%		129%		110%	106%		102%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$18.51		$13.59		$11.80		$12.59	$10.01		$6.81

Income (loss) from investment operations:
Net investment income (loss)	0.18		0.19		0.19		0.09	0.08		0.05
Net realized and unrealized gain (loss) on investment transactions	1.35		4.73		1.60		(0.88)	2.50		3.15

Total from investment operations	1.53		4.92		1.79		(0.79)	2.58		3.20

Net asset value, end of period	$20.04		$18.51		$13.59		$11.80	$12.59		$10.01

Total return [1]	8.27%	#	36.20%		15.17%		(6.27% )	25.77%		46.99%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$183,955		$172,994		$124,651		$97,048	$119,231		$92,662

Ratio of total expenses to average net assets	0.81%	*	0.82%		0.84%		0.84%	0.84%		0.85%

Ratio of net investment income (loss) to average net assets	1.88%	*	1.21%		1.49%		0.70%	0.71%		0.69%

Portfolio turnover rate	19%	#	43%		43%		106%	37%		43%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$15.33		$11.87		$10.37		$10.75	$8.57		$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.14		0.08		0.03	0.05		0.03
Net realized and unrealized gain (loss) on investment transactions	1.45		3.32		1.42		(0.41)	2.13		1.74

Total from investment operations	1.55		3.46		1.50		(0.38)	2.18		1.77

Net asset value, end of period	$16.88		$15.33		$11.87		$10.37	$10.75		$8.57

Total return [1]	10.11%	#	29.15%		14.46%		(3.53% )	25.44%		26.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,561		$71,874		$57,168		$60,179	$52,723		$40,508

Ratio of total expenses to average net assets	1.07%	*	1.08%		1.08%		1.08%	1.11%		1.20%

Ratio of net investment income (loss) to average net assets	1.30%	*	0.97%		0.68%		0.29%	0.49%		0.43%

Portfolio turnover rate	33%	#	166%		75%		51%	75%		116%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$19.64		$13.75		$11.92		$12.51	$10.01		$6.51

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.10)		(0.06)		(0.09)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.12)		5.99		1.89		(0.50)	2.54		3.54

Total from investment operations	(0.20)		5.89		1.83		(0.59)	2.50		3.50

Net asset value, end of period	$19.44		$19.64		$13.75		$11.92	$12.51		$10.01

Total return [1]	(1.02%	)#	42.84%		15.35%		(4.72% )	24.85%		54.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,420		$63,627		$40,578		$26,996	$25,263		$21,806

Ratio of net expenses to average net assets	1.06%	*	1.05%		1.05%		1.05%	1.05%		1.05%

Ratio of total expenses to average net assets	1.06%	*	1.07%		1.12%		1.13%	1.23%		1.41%

Ratio of net investment income (loss) to average net assets	(0.86%	)*	(0.61%	)	(0.46%	)	(0.77% )	(0.36%	)	(0.43%	)

Portfolio turnover rate	51%	#	90%		95%		160%	95%		65%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$19.14		$13.87		$11.66		$12.56	$9.90		$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.07		0.07		0.03	0.02		0.02
Net realized and unrealized gain (loss) on investment transactions	1.56		5.20		2.14		(0.93)	2.64		3.08

Total from investment operations	1.62		5.27		2.21		(0.90)	2.66		3.10

Net asset value, end of period	$20.76		$19.14		$13.87		$11.66	$12.56		$9.90

Total return [1]	8.46%	#	38.00%		18.95%		(7.17% )	26.87%		45.59%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,692		$63,544		$43,575		$32,949	$26,766		$21,142

Ratio of net expenses to average net assets	1.17%	*	1.14%		1.14%		1.14%	1.14%		1.14%

Ratio of total expenses to average net assets	1.24%	*	1.25%		1.27%		1.31%	1.36%		1.52%

Ratio of net investment income (loss) to average net assets	0.57%	*	0.41%		0.51%		0.27%	0.22%		0.30%

Portfolio turnover rate	29%	#	58%		52%		69%	81%		49%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$26.42		$19.20		$18.16		$20.43	$17.15		$10.81

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.11)		(0.18)		(0.15)	(0.08)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	0.64		7.33		1.22		(2.12)	3.36		6.43

Total from investment operations	0.58		7.22		1.04		(2.27)	3.28		6.34

Net asset value, end of period	$27.00		$26.42		$19.20		$18.16	$20.43		$17.15

Total return [1]	2.20%		37.60%		5.73%		(11.11% )	19.13%		58.65%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$90,554		$89,539		$77,720		$78,447	$88,184		$76,180

Ratio of total expenses to average net assets	1.03%		1.07%		1.10%		1.08%	1.08%		1.11%

Ratio of net investment income (loss) to average net assets	(0.46%	)	(0.50%	)	(0.92%	)	(0.71% )	(0.45%	)	(0.67%	)

Portfolio turnover rate	11%		143%		103%		125%	125%		163%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$26.16		$18.83	$16.21	$16.07	$12.68	$9.99

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.10	0.24	0.08	0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	1.42		7.23	2.38	0.06	3.28	2.60

Total from investment operations	1.50		7.33	2.62	0.14	3.39	2.69

Net asset value, end of period	$27.66		$26.16	$18.83	$16.21	$16.07	$12.68

Total return [1]	5.73%	#	38.93%	16.16%	0.87%	26.74%	26.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$247,995		$238,772	$175,841	$159,365	$163,354	$132,952

Ratio of net expenses to average net assets	1.08%	*	1.14%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.08%	*	1.14%	1.15%	1.15%	1.15%	1.17%

Ratio of net investment income (loss) to average net assets	0.62%	*	0.46%	1.36%	0.51%	0.80%	0.86%

Portfolio turnover rate	23%	#	59%	50%	47%	49%	60%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.88		$12.22	$10.58	$11.08	$8.78	$6.96

Income (loss) from investment operations:
Net investment income (loss)	0.06		0.10	0.16	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	0.42		4.56	1.48	(0.58)	2.22	1.75

Total from investment operations	0.48		4.66	1.64	(0.50)	2.30	1.82

Net asset value, end of period	$17.36		$16.88	$12.22	$10.58	$11.08	$8.78

Total return [1]	2.84%	#	38.13%	15.50%	(4.51% )	26.20%	26.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$70,380		$64,860	$42,443	$29,202	$23,950	$21,431

Ratio of net expenses to average net assets	0.60%	*	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.69%	*	0.71%	0.70%	0.91%	1.30%	2.01%

Ratio of net investment income (loss) to average net assets	0.70%	*	0.71%	1.42%	0.70%	0.89%	0.94%

Portfolio turnover rate	12%	#	17%	18%	18%	56%	22%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.29		$10.15	$8.59	$9.83	$9.15	$7.12

Income (loss) from investment operations:
Net investment income (loss)	0.29		0.28	0.25	0.27	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	0.29		1.86	1.31	(1.51)	0.48	1.85

Total from investment operations	0.58		2.14	1.56	(1.24)	0.68	2.03

Less distributions:
Net investment income	—		—	—	—	—	— (a)

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$12.87		$12.29	$10.15	$8.59	$9.83	$9.15

Total return [1]	4.72%	#	21.08%	18.16%	(12.61% )	7.43%	28.52%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,204		$103,233	$89,786	$61,858	$55,800	$38,491

Ratio of net expenses to average net assets	0.65%	*	0.59%	0.59%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets	0.79%	*	0.92%	1.00%	1.01%	1.21%	2.15%

Ratio of net investment income (loss) to average net assets	4.69%	*	2.50%	2.73%	2.80%	2.27%	2.27%

Portfolio turnover rate	2%	#	9%	2%	1%	6%	1%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)   Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$22.72		$21.44	$17.71	$17.55	$15.80	$13.12

Income (loss) from investment operations:
Net investment income (loss)	0.21		0.24	0.25	0.35	0.29	0.26
Net realized and unrealized gain (loss) on investment transactions	1.62		1.04	3.48	(0.19)	1.46	2.58

Total from investment operations	1.83		1.28	3.73	0.16	1.75	2.84

Less distributions:
Net investment income	—		—	—	—	—	(0.16)
Net realized gains	—		—	—	—	—	—

Total distributions	—		—	—	—	—	(0.16)

Net asset value, end of period	$24.55		$22.72	$21.44	$17.71	$17.55	$15.80

Total return [1]	8.05%	#	5.97%	21.06%	0.91%	11.08%	21.74%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$398,758		$378,189	$348,599	$309,920	$320,108	$270,907

Ratio of total expenses to average net assets	1.15%	*	1.17%	1.17%	1.20%	1.24%	1.27%

Ratio of net investment income (loss) to average net assets	1.85%	*	1.09%	1.30%	1.95%	1.77%	1.89%

Portfolio turnover rate	19%	#	34%	43%	30%	34%	48%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.40		$11.53	$9.64	$11.82	$9.92	$5.99

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03	0.03	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investment transactions	0.56		(0.16)	1.86	(2.25)	1.88	3.90

Total from investment operations	0.60		(0.13)	1.89	(2.18)	1.90	3.93

Less distributions:
Net investment income	—		—	—	—	—	—	(a)

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$12.00		$11.40	$11.53	$9.64	$11.82	$9.92

Total return [1]	5.35%	#	(1.13% )	19.61%	(18.44% )	19.15%	65.64%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$169,410		$163,179	$152,858	$121,066	$141,853	$102,834

Ratio of net expenses to average net assets	1.72%	*	1.68%	1.68%	1.68%	1.62%	1.58%

Ratio of total expenses to average net assets	1.75%	*	1.82%	1.72%	1.91%	2.07%	2.20%

Ratio of net investment income (loss) to average net assets	0.78%	*	0.25%	0.31%	0.63%	0.21%	0.37%

Portfolio turnover rate	23%	#	48%	47%	60%	62%	70%

* Annualized # Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)   Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013	2012	2011 [2]	2010	2009
Net asset value, beginning of period	$13.83		$13.41	$11.56	$10.80	$8.63	$6.82

Income (loss) from investment operations:
Net investment income (loss)	0.17		0.18	0.16	0.12	0.12	0.19
Net realized and unrealized gain (loss) on investment transactions	2.24		0.24	1.69	0.64	2.05	1.62

Total from investment operations	2.41		0.42	1.85	0.76	2.17	1.81

Net asset value, end of period	$16.24		$13.83	$13.41	$11.56	$10.80	$8.63

Total return [1]	17.43%	#	3.13%	16.00%	7.04%	25.14%	26.54%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$127,042		$114,290	$98,146	$76,346	$68,420	$50,107

Ratio of total expenses to average net assets	0.98%	*	0.99%	1.01%	1.00%	1.01%	1.03%

Ratio of net investment income (loss) to average net assets	2.29%	*	1.35%	1.27%	1.09%	1.26%	2.93%

Portfolio turnover rate	24%	#	69%	85%	144%	180%	163%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$14.16		$11.56		$10.01		$10.39	$8.96		$6.95

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.03)	(0.03)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	0.90		2.64		1.59		(0.35)	1.46		2.02

Total from investment operations	0.88		2.60		1.55		(0.38)	1.43		2.01

Less distributions:
Net investment income	—		—		—		—	—		—
Net realized gains	—		—		—		—	—		—	(a)

Total distributions	—		—		—		—	—		—

Net asset value, end of period	$15.04		$14.16		$11.56		$10.01	$10.39		$8.96

Total return [1]	6.21%	#	22.49%		15.48%		(3.66% )	15.96%		28.94%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$62,760		$56,879		$41,234		$28,182	$24,256		$13,875

Ratio of net expenses to average net assets [2]	0.33%	*	0.33%		0.33%		0.33%	0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.33%	*	0.33%		0.35%		0.38%	0.40%		0.48%

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.33%	)	(0.33% )	(0.33%	)	(0.16%	)

Portfolio turnover rate	10%	#	30%		24%		29%	28%		39%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011	2010		2009
Net asset value, beginning of period	$14.80		$12.42		$10.93		$11.13	$9.72		$7.64

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.04)	(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—		—	—		0.01
Net realized and unrealized gain (loss) on investment transactions	0.84		2.42		1.53		(0.16)	1.44		2.09

Total from investment operations	0.82		2.38		1.49		(0.20)	1.41		2.08

Less distributions:
Net investment income	—		—		—		—	—		—
Net realized gains	—		—		—		—	—		—	(a)

Total distributions	—		—		—		—	—		—

Net asset value, end of period	$15.62		$14.80		$12.42		$10.93	$11.13		$9.72

Total return [1]	5.54%	#	19.16%		13.63%		(1.80% )	14.51%		27.25%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$248,449		$231,185		$179,229		$134,968	$119,284		$61,800

Ratio of net expenses to average net assets [2]	0.31%	*	0.31%		0.32%		0.32%	0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.31%	*	0.31%		0.32%		0.32%	0.33%		0.34%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.31%	)	(0.32%	)	(0.32% )	(0.33%	)	(0.18%	)

Portfolio turnover rate	7%	#	23%		25%		30%	26%		49%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$13.67		$11.98		$10.80		$10.73		$9.56		$7.93

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.03)		(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—		—		—		0.01
Net realized and unrealized gain (loss) on investment transactions	0.68		1.73		1.22		0.10		1.20		1.64

Total from investment operations	0.66		1.69		1.18		0.07		1.17		1.63

Less distributions:
Net investment income	—		—		—		—		—		—
Net realized gains	—		—		—		—		—		—	(a)

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$14.33		$13.67		$11.98		$10.80		$10.73		$9.56

Total return [1]	4.83%	#	14.11%		10.93%		0.65%		12.24%		20.58%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$367,840		$350,164		$290,951		$224,256		$199,732		$100,677

Ratio of net expenses to average net assets [2]	0.31%	*	0.31%		0.31%		0.32%		0.32%		0.33%

Ratio of total expenses to average net assets [2]	0.31%	*	0.31%		0.31%		0.32%		0.32%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.31%	)	(0.31%	)	(0.32%	)	(0.32%	)	(0.20%	)

Portfolio turnover rate	6%	#	20%		20%		26%		22%		30%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$12.98		$11.87		$10.96		$10.67		$9.75		$8.40

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.04)		(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—		—		—		0.02
Net realized and unrealized gain (loss) on investment transactions	0.55		1.15		0.95		0.33		0.95		1.35

Total from investment operations	0.53		1.11		0.91		0.29		0.92		1.35

Less distributions:
Net investment income	—		—		—		—		—		—	(a)
Net realized gains	—		—		—		—		—		—

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$13.51		$12.98		$11.87		$10.96		$10.67		$9.75

Total return [1]	4.08%	#	9.35%		8.30%		2.72%		9.32%		16.19%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,735		$111,452		$96,028		$89,677		$72,839		$45,014

Ratio of net expenses to average net assets [2]	0.32%	*	0.32%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.32%	*	0.32%		0.33%		0.33%		0.34%		0.36%

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.32%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.22%	)

Portfolio turnover rate	5%	#	28%		37%		30%		35%		46%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$12.26		$11.74		$11.13		$10.71		$10.01		$9.05

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.04)		(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—		—		—		0.02
Net realized and unrealized gain (loss) on investment transactions	0.41		0.56		0.65		0.46		0.73		0.97

Total from investment operations	0.39		0.52		0.61		0.42		0.70		0.97

Less distributions:
Net investment income	—		—		—		—		—		— (a)
Net realized gains	—		—		—		—		—		(0.01)

Total distributions	—		—		—		—		—		(0.01)

Net asset value, end of period	$12.65		$12.26		$11.74		$11.13		$10.71		$10.01

Total return [1]	3.18%	#	4.43%		5.48%		3.92%		6.89%		10.80%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$68,599		$68,185		$70,604		$63,096		$45,528		$31,405

Ratio of net expenses to average net assets [2]	0.33%	*	0.33%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.33%	*	0.33%		0.33%		0.34%		0.35%		0.38%

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.21% )

Portfolio turnover rate	13%	#	38%		44%		39%		46%		73%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) — Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following Funds is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors. The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Independence Capital Management, Inc. (“ICMI” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the six months ended June 30, 2014, if any, are shown as notes on the Schedule of Investments of the individual fund.

Significant Level 3 items at June 30, 2014 consist of $407,090 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2013 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2013, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

ICMI, a wholly owned subsidiary of Penn Mutual Life, serves as investment adviser to each of the Funds. With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, ICMI has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.

Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.

Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.

Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.

Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%

Large Core Growth Fund	Wells Capital Management, Inc.	0.60%

Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.

Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.

Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.

Mid Cap Growth Fund	Ivy Investment Management Company	0.70%

Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.

Mid Core Value Fund	American Century Investment Management, Inc.	0.72%

SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%

SMID Cap Value Fund	Alliance Bernstein, LP	0.95%

Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.

Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.

Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%

Developed International Index Fund	SSgA Fund Management, Inc.	0.30%

International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.	1.18% of the first $2,500,000,000; 1.00% over $2,500,000,000.

Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%

Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

For providing investment management services to the Funds, ICMI pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate services agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of the Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of FOF’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by ICMI and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees and/or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Value	1.26%
Limited Maturity Bond	0.74%	Small Cap Growth	1.13%
Quality Bond	0.73%	Small Cap Value	1.02%
High Yield Bond	0.92%	Small Cap Index	0.74%
Flexibly Managed	0.94%	Developed International Index	0.94%
Balanced	0.79%	International Equity	1.20%
Large Growth Stock	1.02%	Emerging Markets Equity	1.78%
Large Cap Growth	0.89%	Real Estate Securities	1.02%
Large Core Growth	0.90%	Aggressive Allocation*	0.40%
Large Cap Value	0.96%	Moderately Aggressive
Large Core Value	0.96%	Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative
Mid Cap Value	0.83%	Allocation*	0.35%
Mid Core Value	1.11%	Conservative Allocation*	0.38%
SMID Cap Growth	1.07%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Effective May 1, 2014, Penn Mutual has eliminated the voluntary waiver on the Index 500 Fund, which waived administrative and corporate services fees so that the Fund’s total expenses did not exceed 0.35%. Effective May 1, 2014,

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

Penn Mutual and ICMI have eliminated their voluntarily waivers on the Emerging Markets Equity Fund, which waived a portion of their fees so that the Fund’s total expenses did not exceed 1.68%. During the period January 1, 2014 through April 30, 2014, ICMI voluntarily waived $31,604 of advisor fees in the Emerging Markets Equity Fund.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by ICMI and Penn Mutual and, if recaptured, would become payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or ICMI’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or ICMI to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of June 30, 2014, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017
Money Market Fund	$128,050	$122,590	$176,604	$112,801
Balanced Fund	33,707	22,964	20,510	7,278

As of June 30, 2014, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by ICMI through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017
Money Market Fund	$272,183	$262,764	$247,479	$156,011
SMID Cap Growth Fund	20,314	23,866	10,433	3,212
SMID Cap Value Fund	48,883	49,667	61,894	22,348
Small Cap Index Fund	97,702	54,153	85,442	31,741
Developed International Index Fund	257,004	302,369	329,477	72,559
Emerging Markets Equity Fund	53,272	33,809	61,004	—
Aggressive Allocation Fund	11,701	6,330	2,362	179
Conservative Allocation Fund	2,891	2,344	31	88

During the six months ended June 30, 2014, previously waived advisory fees were recaptured by ICMI. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Emerging Markets Equity Fund	$62,662
Aggressive Allocation Fund	599
Conservative Allocation Fund	1,285

Total fees of $176,500 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2014. Director’s who are also employees of ICMI or its affiliates and Officers of the Company receive no compensation from the Company for their services. The Company’s Chief Compliance Officer, who is not an employee of ICMI or its affiliates, receive compensation from the Company for services.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2014 are as follows:

Money Market Fund	$5,710,423
Limited Maturity Bond Fund	47,133,077
Quality Bond Fund	40,429,225
High Yield Bond Fund	5,479,694
Flexibly Managed Fund	59,182,687
Large Growth Stock Fund	40,827,651
Index 500 Fund	20,863,030
Mid Cap Growth Fund	5,135,973
Mid Core Value Fund	4,165,365
SMID Cap Growth Fund	4,759,524
SMID Cap Value Fund	5,076,030
Small Cap Growth Fund	3,821,145
Small Cap Value Fund	9,008,505
International Equity Fund	20,372,151
Large Core Value	32,604,793
Emerging Markets Equity	3,566,354
Small Cap Index Fund	3,360,809
Developed International Index	3,086,328

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2014 were as follows:

SMID Cap Growth Fund	$58
Small Cap Value Fund	1,996
Emerging Markets Equity Fund	3,068

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2014, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$28,091,422	$59,968,088	$78,473,278	$23,910,817
Quality Bond Fund	198,222,662	254,482,168	139,281,237	100,319,414
High Yield Bond Fund	—	—	53,055,476	53,567,827
Flexibly Managed Fund	12,789,898	49,038,609	723,789,545	764,783,508
Balanced Fund	—	—	2,350,486	5,974,770
Large Growth Stock Fund	—	—	56,625,212	58,553,276
Large Cap Growth Fund	—	—	6,806,622	9,020,820
Large Core Growth Fund	—	—	48,611,951	57,847,986
Large Cap Value Fund	—	—	27,545,908	31,139,380
Large Core Value Fund	—	—	51,247,322	63,450,548
Index 500 Fund	—	—	4,249,658	9,979,331
Mid Cap Growth Fund	—	—	153,453,776	158,973,266
Mid Cap Value Fund	—	—	35,002,034	31,277,802
Mid Core Value Fund	—	—	23,630,855	25,160,124

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
SMID Cap Growth Fund	—	—	$32,097,550	$34,990,120
SMID Cap Value Fund	—	—	18,810,372	18,999,502
Small Cap Growth Fund	—	—	8,932,319	11,621,127
Small Cap Value Fund	—	—	52,864,886	58,336,530
Small Cap Index Fund	—	—	9,734,033	8,109,014
Developed International Index Fund	—	—	7,678,168	1,707,785
International Equity Fund	—	—	72,056,287	87,368,369
Emerging Markets Equity Fund	—	—	37,916,631	37,001,082
Real Estate Securities Fund	—	—	28,344,694	31,274,310
Aggressive Allocation Fund	—	—	7,500,377	5,569,280
Moderately Aggressive Allocation Fund	—	—	20,528,746	16,843,476
Moderate Allocation Fund	—	—	21,277,100	22,761,996
Moderately Conservative Allocation Fund	—	—	6,076,595	10,191,808
Conservative Allocation Fund	—	—	8,641,752	10,621,257

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2013, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2013, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(1,182,668)	$(167,105)	$1,349,773
Quality Bond Fund	(10,455,707)	(165,216)	10,620,923
High Yield Bond Fund	(11,180,602)	669,209	10,511,393
Flexibly Managed Fund	(25,493,071)	(178,555,844)	204,048,915
Balanced Fund	149,409	(2,389,021)	2,239,612
Large Growth Stock Fund	492,834	(21,791,866)	21,299,032
Large Cap Growth Fund	(167,716)	(5,026,572)	5,194,288
Large Core Growth	90,003	—	(90,003)
Large Cap Value Fund	(2,234,143)	(9,123,256)	11,357,499
Large Core Value Fund	(2,238,832)	—	2,238,832
Index 500 Fund	(6,264,539)	—	6,264,539
Mid Cap Growth Fund	549,006	(15,287,152)	14,738,146
Mid Cap Value Fund	(1,768,008)	(14,415,162)	16,183,250
Mid Core Value Fund	(626,254)	(16,697,134)	17,323,388
SMID Cap Growth Fund	321,698	(6,074,212)	5,752,514
SMID Cap Value Fund	(225,900)	(5,727,125)	5,953,025
Small Cap Growth Fund	410,247	(8,771,979)	8,361,732
Small Cap Value Fund	(1,106,169)	(32,370,494)	33,476,663
Small Cap Index Fund	(402,852)	(2,754,237)	3,157,089
Developed International Index Fund	(2,700,185)	3,440	2,696,745
International Equity Fund	(2,108,675)	113,607	1,995,068
Emerging Markets Equity Fund	(580,849)	144,143	436,706
Real Estate Securities Fund	(1,503,361)	(5,630,345)	7,133,706
Aggressive Allocation Fund	162,159	(764,065)	601,906
Moderately Aggressive Allocation Fund	642,003	(3,309,298)	2,667,295
Moderate Allocation Fund	1,014,580	(6,855,634)	5,841,054
Moderately Conservative Allocation Fund	340,982	(2,777,840)	2,436,858
Conservative Allocation Fund	232,466	(1,829,472)	1,597,006

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2013 and 2012 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2013	2012	2013	2012	2013	2012
Money Market Fund	$13,151	$14,219	$—	$—	$13,151	$14,219
Limited Maturity Bond Fund	1,232,810	1,713,752	116,963	—	1,349,773	1,713,752
Quality Bond Fund	10,620,923	11,799,258	—	6,431,826	10,620,923	18,231,084
High Yield Bond Fund	10,511,393	10,398,456	—	—	10,511,393	10,398,456
Flexibly Managed Fund	84,915,132	75,169,181	119,131,671	71,588,542	204,046,803	146,757,723
Balanced Fund	1,199,143	1,229,018	2,389,021	—	3,588,164	1,229,018
Large Growth Stock Fund	—	61,040	21,798,396	—	21,798,396	61,040

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2013	2012	2013	2012	2013	2012
Large Cap Growth Fund	$1,866,076	$20,386	$3,328,212	$—	$5,194,288	$20,386
Large Core Growth Fund	—	181,137	—	—	—	181,137
Large Cap Value Fund	2,234,143	2,226,798	9,123,356	—	11,357,499	2,226,798
Large Core Value Fund	2,238,832	2,524,594	—	—	2,238,832	2,524,594
Index 500 Fund	6,264,539	5,657,305	—	—	6,264,539	5,657,305
Mid Cap Growth Fund	3,914,693	—	10,823,453	4,072,542	14,738,146	4,072,542
Mid Cap Value Fund	3,432,768	6,866,376	12,750,505	833,723	16,183,273	7,700,099
Mid Core Value Fund	8,755,746	426,502	8,567,642	1,629	17,323,388	428,131
SMID Cap Growth Fund	2,323,609	—	3,428,905	187,389	5,752,514	187,389
SMID Cap Value Fund	1,352,569	1,335,452	4,600,456	1,240,789	5,953,025	2,576,241
Small Cap Growth Fund	6,994,112	—	1,367,620	—	8,361,732	—
Small Cap Value Fund	9,599,808	2,296,543	23,876,854	6,811,820	33,476,662	9,108,363
Small Cap Index Fund	990,558	743,524	2,166,531	1,249,614	3,157,089	1,993,138
Developed International Index Fund	2,696,745	2,131,353	—	—	2,696,745	2,131,353
International Equity Fund	1,995,068	6,184,831	—	—	1,995,068	6,184,831
Emerging Markets Equity Fund	436,706	463,009	—	—	436,706	463,009
Real Estate Securities Fund	2,872,227	4,388,925	4,261,478	4,191,785	7,133,705	8,580,710
Aggressive Allocation Fund	1,518,146	753,119	2,173,443	520,308	3,691,589	1,273,427
Moderately Aggressive Allocation Fund	6,245,534	3,387,195	7,996,578	2,294,973	14,242,112	5,682,168
Moderate Allocation Fund	8,991,875	6,792,268	11,787,364	3,475,273	20,779,239	10,267,541
Moderately Conservative Allocation Fund	2,387,676	2,705,745	4,025,299	1,222,922	6,412,975	3,928,667
Conservative Allocation Fund	1,507,391	1,785,772	1,927,247	864,602	3,434,638	2,650,374

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2013, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	—	—		$1,637,923	—	$1,637,923
Large Core Growth Fund	—	—	—	4,474,445	—	4,474,455
Large Core Value Fund	—	—		6,328,176	—	6,638,176
Index 500 Fund	$1,058,191	$187,860	$4,110,871	2,801,580	$2,767,741	10,926,243
International Equity Fund	—	—	—	9,403,354	6,672,017	16,075,371
Emerging Markets Equity Fund	—	—	—	7,807,157	—	7,807,157

At December 31, 2012, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Quality Bond Fund	$59,064	—
Developed International Index Fund	—	$1,809,793
Emerging Markets Equity Fund	268,515	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

During the year ended December 31, 2013, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$4,863,503
Balanced Fund	228,030
Large Growth Stock Fund	12,851,437
Large Cap Growth Fund	125,931
Large Core Growth Fund	17,499,498
Large Cap Value Fund	21,369,689
Large Core Value Fund	24,744,699
Index 500 Fund	4,579,638
Small Cap Growth Fund	557,059
International Equity Fund	24,750,508

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2014:

	Late-Year Ordinary Losses	Late-Year Capital Losses
High Yield Bond Fund	$268,745	—
Emerging Markets Equity Fund	—	$40,329
Developed International Index Fund	38,371	13,326
International Equity Fund	1,081,252	3,580,485

Tax cost of securities:

At June 30, 2014, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2014 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$146,345,253	—	—	—
Limited Maturity Bond Fund	242,592,437	$850,421	$(237,050)	$613,371
Quality Bond Fund	513,534,299	11,970,948	(1,221,268)	10,749,680
High Yield Bond Fund	186,290,950	10,625,019	(671,441)	9,953,578
Flexibly Managed Fund	2,389,366,028	530,982,185	(7,708,076)	523,274,109
Balanced Fund	49,140,362	30,169,740	—	30,169,740
Large Growth Stock Fund	178,536,079	92,387,633	(481,235)	91,906,398
Large Cap Growth Fund	47,620,386	8,435,354	(124,445)	8,310,909
Large Core Growth Fund	89,395,206	36,869,133	(801,692)	36,067,441
Large Cap Value Fund	188,345,118	41,273,992	(2,169,451)	39,104,541
Large Core Value Fund	144,792,413	51,007,177	(704,637)	50,302,540
Index 500 Fund	266,278,386	174,612,611	(16,953,829)	157,658,782
Mid Cap Growth Fund	116,963,819	8,509,137	(1,915,274)	6,593,863
Mid Cap Value Fund	147,226,895	4,0197,966	(2,329,365)	37,868,601
Mid Core Value Fund	68,354,646	9,520,408	(578,656)	8,941,752
SMID Cap Growth Fund	46,942,538	13,976,282	(877,562)	13,098,720
SMID Cap Value Fund	53,481,538	17,594,182	(539,806)	17,054,376
Small Cap Growth Fund	72,966,802	19,376,773	(1,002,797)	18,373,976
Small Cap Value Fund	185,892,720	62,925,032	(2,597,828)	60,327,204

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Cap Index Fund	$50,077,007	$21,666,500	$(2,204,252)	$19,462,248
Developed International Index Fund	82,665,095	30,762,023	(3,067,438)	27,694,585
International Equity Fund	303,829,825	96,824,050	(3,839,393)	92,984,657
Emerging Markets Equity Fund	141,314,661	37,427,532	(7,159,154)	30,268,378
Real Estate Securities Fund	109,548,708	18,102,669	(254,523)	17,848,146
Aggressive Allocation Fund	40,840,412	22,290,551	(433,760)	21,856,791
Moderately Aggressive Allocation Fund	164,048,770	86,454,533	(2,168,975)	84,285,558
Moderate Allocation Fund	259,913,786	108,000,232	—	108,000,232
Moderately Conservative Allocation Fund	84,453,775	28,320,611	(752,609)	27,568,002
Conservative Allocation Fund	55,905,814	12,748,209	—	12,748,209

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

The Quality Bond, Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the six months ended June 30, 2014. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2014 were as follows:

Fund	Type		Expiration Date	Number Of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Quality Bond	Sell/Short	US Treasury Note	9/15/2014	80	1,000	$125	$(4,375)
Quality Bond	Sell/Short	US Treasury Bond	9/15/2014	125	1,000	137	(32,031)
Index 500	Buy/Long	E-Mini S&P 500 Index	9/15/2014	77	50	1,952	77,980
Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/15/2014	16	100	1,190	37,307
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	9/15/2014	8	50	1,969	2,680

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index Funds as of June 30, 2014 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and High Yield Bond Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the six months ended June 30, 2014 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2013	29,258	$7,233,242
Options written	26,674	6,908,880
Options repurchased	(13,001)	(3,509,807)
Options expired	(2,262)	(2,63,954)
Options exercised	(9,398)	(1,896,830)

Options outstanding at June 30, 2014	31,271	$8,471,531

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

The total market value of written options held in the Flexibly Managed Fund as of June 30, 2014 can be found in the summary of inputs on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond, Mid Core Value and Emerging Markets Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at June 30, 2014 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Euro	Bank of New York Mellon	09/12/2014	$434,625	0.73009	$590,950	$595,298	$4,348
Buy	Euro	Bank of New York Mellon	09/12/2014	66,853	0.73009	90,739	(91,567)	828
Buy	Euro	Bank of New York Mellon	09/12/2014	154,134	0.73009	209,798	211,114	1,317
Sell	Euro	Bank of New York Mellon	09/12/2014	(10,088,917)	0.73009	(13,660,999)	(13,818,621)	(157,621)
Sell	Euro	Bank of New York Mellon	09/12/2014	(138,278)	0.73009	(187,339)	(189,397)	(2,057)
Sell	Pounds Sterling	Barclays Capital	07/10/2014	(1,964,750)	0.58437	(3,286,935)	(3,362,179)	(75,245)
Sell	Pounds Sterling	Deutsche Bank	07/10/2014	(162,844)	0.58437	(274,243)	(278,666)	(4,423)
Sell	Pounds Sterling	Bank of New York Mellon	07/10/2014	(262,706)	0.58437	(441,645)	(449,555)	(7,910)
Sell	Pounds Sterling	Bank of New York Mellon	07/10/2014	(224,687)	0.58437	(375,700)	(384,497)	(8,797)
Sell	Swiss Francs	Bank of New York Mellon	08/12/2014	(21,000)	0.88647	(23,431)	(23,689)	(259)
Sell	Swiss Francs	Royal Bank of Canada	08/12/2014	(891,989)	0.88647	(1,015,558)	(1,006,220)	9,338

	Total							$(240,481)

Open forward foreign currency contracts held by the Mid Core Value Fund at June 30, 2014 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	JPMorgan Chase	07/31/2014	$(2,329,029)	1.06795	$(2,166,841)	$(2,180,841)	$(14,000)
Sell	Pounds Sterling	Credit Suisse	07/31/2014	(312,461)	0.58447	(530,125)	(534,605)	(4,480)
Sell	Euro	USB Securities	07/31/2014	(848,748)	0.73021	(1,153,813)	(1,162,330)	(8,517)

	Total							$(26,997)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at June 30, 2014 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Japanese Yen	State Street	07/24/2014	$(74,674,746)	101.28508	$(732,975)	$(737,273)	$(4,298)

	Total							$(4,298)

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of June 30, 2014 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2014:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes purchased options.

** Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2014:

	Asset Derivative Value		Liability Derivative Value
	Equity contracts	Foreign currency contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts
Quality Bond Fund	—	—	—	—	$36,406
High Yield Bond Fund	—	$15,831	—	$256,312	—
Flexibly Managed Fund	—	—	$8,444,768	—	—
Index 500 Fund	$77,980	—	—	—	—
Small Cap Index Fund	37,307	—	—	—	—
Developed International Index Fund	2,680	—	—	—	—
Mid Core Value Fund	—	—	—	26,997	—
Emerging Markets Equity Fund	—	—	—	4,298	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2014:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by fund	Loss Exposure, After Collateral (not less than $0)
High Yield Bond Fund
Barclays Capital	Fx Letter	—	$(75,245)	$(75,245)	—	—
Bank of New York Mellon	Fx Letter	$6,493	(176,644)	(170,151)	—	—
Deutsche Bank	Fx Letter	—	(4,423)	(4,423)	—	—
Royal Bank of Canada	Fx Letter	9,338	—	9,338	—	$9,338

Total		15,831	(256,312)	(240,481)	—	9,338
Flexibly Managed Fund
Bank of America Merrill Lynch	ISDA	—	(3,371,787)	(3,371,787)	—	—
Citigroup Global Markets	ISDA	—	(1,829,432)	(1,829,432)	—	—
Morgan Stanley & Co.	ISDA	—	(1,761,379)	(1,761,379)	—	—
Merrill Lynch Capital Markets	ISDA	—	(890,780)	(890,780)
JPMorgan Chase.	ISDA	—	(202,239)	(202,239)	—	—
Exchange Traded		—	(388,151)	(388,151)	—	—

Total		—	(8,444,768)	(8,444,768)	—	—
Mid Cap Growth Fund
Morgan Stanley & Co.	ISDA	82,561	—	82,561	—	82,561
Mid Core Value Fund
JPMorgan Chase	ISDA	—	(14,000)	(14,000)	—	—
UBS Securities	ISDA	—	(8,517)	(8,517)	—	—
Credit Suisse First Boston	ISDA	—	(4,480)	(4,480)	—	—

Total		—	(26,997)	(26,997)	—	—
Emerging Markets Equity Fund
State Street	Fx Letter	—	(4,298)	(4,298)	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2014:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Quality Bond Fund	—	—	$(128,172)
High Yield Bond Fund	—	$46,953	—
Flexibly Managed Fund*	$(820,369)	—	—
Index 500 Fund	361,705	—	—
Small Cap Index Fund	54,278	—	—
Developed International Index Fund	202,353	—	—
Mid Core Value Fund	—	(11,880)	—
Emerging Markets Equity Fund	—	(4,322)	—

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Quality Bond Fund	—	—	$(36,406)
High Yield Bond Fund	—	$(137,050)	—
Flexibly Managed Fund	$7,535,391	—	—
Index 500 Fund	69,801	—	—
Mid Core Value	—	(8,589)	—
Small Cap Index Fund	13,727	—	—
Developed International Index Fund	(96,931)	—	—
Emerging Markets Equity Fund	—	(21,142)	—

* Includes purchased options.

The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2014. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Quality Bond Fund	—	$7,074,443	—	—
High Yield Bond Fund	$(18,863,323)	—	—	—
Flexibly Managed Fund	—	—	—	$(8,172,432)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2014 (Unaudited)

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Index 500 Fund	—	$5,360,133	—	—
Mid Cap Growth Fund	—	—	$21,319	—
Mid Core Value Fund	$(3,153,214)	—	—	—
Small Cap Index Fund	—	1,201,759	—	—
Developed International Index Fund	—	3,049,667	—	—
Emerging Markets Equity Fund	(586,751)	—	—	—

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — PENDING LEGAL MATTERS

Penn Series was named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-cv-02652 (WHP) (S.D.N.Y.), as a result of the Penn Series Index 500 Fund’s ownership of shares in the Tribune Company (“Tribune”) in 2007. On May 20, 2014, the plaintiff in this case voluntarily dismissed the action against Penn Series, with prejudice, pursuant to a settlement agreement. Neither the litigation nor the settlement had a material adverse effect on the NAV of the Penn Series Index 500 Fund.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2014 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For Penn Series, this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of each of those quarters. Penn Series filed its most recent Form N-Q with the SEC on May 20, 2014. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2014 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

Shareholder Voting Results (Unaudited)

Penn Series held a Special Meeting of Shareholders at the offices of Penn Mutual on Thursday, February 13, 2014.

At the meeting the shareholders were asked to:

1. Elect a Board of Directors for Penn Series. The Proposal was approved. The following votes were cast:

NAME OF DIRECTOR	VOTES “FOR”	VOTES “WITHHELD”
Eugene Bay	498,654,116.256	19,895,701.307
Joanne B. Mack	501,081,893.313	17,467,924.251
Archie Craig MacKinlay	500,182,264.277	18,367,553.287
Rebecca C. Matthias	499,544,306.292	19,005,511.271
Eileen C. McDonnell	499,261,350.896	19,288,466.667
David B. Pudlin	500,027,827.963	18,521,989.601

2. Approve amendments to the investment advisory agreements between ICMI and the Company to modify the advisory fee rate schedule of certain funds (Proposals 2A through 2O). Each Proposal was approved. The following votes were cast:

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Money Market Fund	102,497,994.736	21,857,717.087	3,571,336.987
Limited Maturity Bond Fund	17,010,340.113	1,545,211.949	583,528.213
Quality Bond Fund	38,009,873.588	4,364,368.155	1,030,611.628
High Yield Bond Fund	15,262,516.923	1,606,389.572	608,259.464
Flexibly Managed Fund	61,804,686.690	9,636,622.406	3,614,543.900
Large Growth Stock Fund	9,198,764.617	1,093,133.195	343,054.867
Large Cap Value Fund	8,874,321.360	1,471,583.587	265,261.126
Large Core Value Fund	12,349,879.475	1,261,846.314	431,892.717
Index 500 Fund	25,364,264.444	2,635,371.319	808,370.426
International Equity Fund	14,067,504.655	1,736,363.692	591,289.478
Aggressive Allocation Fund	3,061,867.933	795,804.781	96,242.759
Moderately Aggressive Allocation Fund	12,566,588.447	1,795,407.649	1,193,181.536
Moderate Allocation Fund	20,436,590.323	3,987,414.271	1,305,811.069
Moderately Conservative Allocation Fund	7,501,004.286	601,913.884	501,366.170
Conservative Allocation Fund	4,429,120.591	795,135.333	354,966.828

3. Reclassify the Quality Bond Fund’s fundamental policy on warrants as a “non-fundamental” policy. The Proposal was approved. The following votes were cast:

NAME OF FUND	VOTES “FOR”	VOTES “AGAINST”	ABSTENTIONS
Quality Bond Fund	39,294,302.158	2,225,271.104	1,885,280.110

Penn Series Funds, Inc.

June 30, 2014

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”).

ICMI acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company’s Board of Directors (the “Board”) has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each Sub-Adviser’s investment expertise and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the Sub-Adviser’s regulatory compliance infrastructure and culture. ICMI oversees each Sub-Adviser to ensure compliance with the Sub-Advised Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style and investment performance.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Board Approval of New Investment Sub-Advisory Agreement

At a meeting of the Board held on February 19, 2014, ICMI recommended, and the Board, including a majority of the Independent Directors of the Company, approved, the replacement of Turner Investments, L.P. (“Turner”), the then-existing sub-adviser to the Mid Cap Growth Fund (the “Fund”), with Ivy Investment Management Company (“Ivy”) effective May 1, 2014.

The recommendation to hire Ivy was made by ICMI in the ordinary course of its ongoing evaluation of the Fund’s investment strategy and performance, and after extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate’s organizational structure, investment process, style and long-term performance record.

Sub-Advisory Agreement. ICMI entered into an investment sub-advisory agreement with Ivy, dated May 1, 2014 (the “Ivy Sub-Advisory Agreement”). Pursuant to the terms of the Ivy Sub-Advisory Agreement, Ivy is responsible for making investment decisions for the assets of the Fund and continuously reviewing, supervising and administering the Fund’s investment program. Ivy is independent of ICMI and discharges its responsibilities subject to the supervision of ICMI and the Board, and in a manner consistent with the Fund’s investment objectives, policies and limitations. The Ivy Sub-Advisory Agreement replaced the sub-advisory agreement between ICMI and Turner, with respect to the Fund, dated May 1, 2000, as amended May 17, 2007 and January 31, 2008, and assigned and assumed on January 1, 2012. The termination of the sub-advisory agreement between ICMI and Turner was effective as of the opening of the New York Stock Exchange on May 1, 2014.

Penn Series Funds, Inc.

June 30, 2014

The Ivy Sub-Advisory Agreement is substantially similar to the other Sub-Advisory Agreements in existence between ICMI and the Company’s other Sub-Advisers. Specifically, the duties to be performed, standard of care and termination provisions of the Ivy Sub-Advisory Agreement are similar to the other Sub-Advisory Agreements. The material differences between the Ivy Sub-Advisory Agreement and the other Sub-Advisory Agreements are the identity of the Sub-Adviser, the effective date, the termination date, and the compensation payable by ICMI to the Sub-Adviser. The Ivy Sub-Advisory Agreement will remain in effect for two years from its effective date (unless earlier terminated in accordance with the terms of the Ivy Sub-Advisory Agreement), and will be subject to annual approval thereafter by a majority of the Directors, including a majority of the Independent Directors.

Board Considerations. Prior to the approval of Ivy, the Board received written information and an oral presentation from ICMI and Ivy. ICMI also reviewed with the Board the bases for its recommendations, including the findings of its due diligence review of Ivy. The Board then met with representatives of ICMI and Ivy and considered information about Ivy’s portfolio managers, investment philosophies, strategies and processes, brokerage practices, and compliance processes, as well as other factors. As further outlined below, in approving Ivy, the Board carefully evaluated: (1) the nature, extent and quality of the services expected to be rendered to the Fund; (2) the performance record of Ivy; (3) the costs of the services expected to be rendered to the Fund; and (4) the existence of economies of scale that may be realized by ICMI and Ivy and whether any corresponding benefits would be passed along to the Fund’s shareholders. The Board discussed the written materials provided in advance of the meeting and Ivy’s oral presentations and any other information that the Board received at the meeting, and deliberated on approving the Ivy Sub-Advisory Agreement in light of this information. The Board used the foregoing information, as well as such other information as the Directors considered to be relevant in the exercise of their reasonable judgment, in their decision to approve Ivy as sub-adviser to the Fund.

Nature, Extent and Quality of Sub-Advisory Services. In considering the nature, extent and quality of the services to be provided by Ivy, the Board evaluated, among other things, Ivy’s business, personnel, experience, investment decision process, past performance, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program and the resources of Ivy to be dedicated to the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by Ivy to the Fund and the resources of Ivy to be dedicated to the Fund supported approval of the Ivy Sub-Advisory Agreement.

Performance Record. In considering the past performance record of Ivy, the Board evaluated the recent and long-term performance of the similar accounts managed by Ivy relative to its peer group and appropriate indices/benchmarks, in light of total return and economic and market trends and both market risk and shareholder risk expectations. The Board also considered Ivy’s ability to execute on its strategies, the consistency of its returns and volatility over various market cycles, and the strength of its reputation among insurance producers. Based on this evaluation, the Board concluded, within the context of its full deliberations, that Ivy’s performance supported approval of the Ivy Sub-Advisory Agreement.

Costs of Sub-Advisory Services. In considering the costs of the sub-advisory services to be provided by Ivy, the Board evaluated (a) the services to be provided by Ivy; (b) the sub-advisory fees to be paid to Ivy, including in particular the breakpoints in the graduated sub-advisory fee rate schedule; (c) the sub-advisory fees to be paid to Ivy in comparison to sub-advisory fees charged to other comparable mutual funds and other types of comparable accounts; and (d) the fact that Ivy will be compensated by ICMI and not by the Fund directly and that such compensation reflects an arms-length negotiation between Ivy and ICMI. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fee charged under the Ivy Sub-Advisory Agreement is reasonable and supported approval of the Ivy Sub-Advisory Agreement.

Profitability. Because it was not yet possible to determine the profitability that Ivy might achieve with respect to the services Ivy will provide to the Fund, the Board did not reach any conclusions regarding the Sub-Adviser’s profitability, but did take into account the fact that Ivy will be compensated by ICMI and not by the Fund directly, and that such compensation reflects an arms-length negotiation between Ivy and ICMI. The Board also considered the impact of the sub-advisory arrangement on the profitability of ICMI.

Economies of Scale. The Board considered the existence of any economies of scale and whether any such economies of scale would be passed along to the Fund’s shareholders through breakpoints or other means, including any fee waivers by ICMI and its affiliates. The Board noted, in particular, that ICMI has contractually committed to waive fees and/or reimburse

Penn Series Funds, Inc.

June 30, 2014

certain expenses of the Fund to maintain the Fund’s total expense ratio at 1.00%. Based on this evaluation, the Board concluded, within the context of its full deliberations, the Fund and its shareholders obtain a reasonable benefit from any economies of scale realized by ICMI and Ivy.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Ivy Sub-Advisory Agreement and concluded that the compensation under the Ivy Sub-Advisory Agreement is fair and reasonable in light of such services and such other matters as the Board considered to be relevant in the exercise of the Directors’ reasonable judgment. In the course of its deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements

The Board called and held a meeting on May 15, 2014 to consider whether to renew the Advisory Agreement between the Company and ICMI with respect to each Penn Series Fund. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 15, 2014 meeting, extensive written materials in response to that request, including information as to the performance of each Penn Series Fund versus its benchmark and peer universe, the level of the investment advisory fees charged to the Penn Series Fund, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI’s compliance program, and various other matters. In addition, at the May 15, 2014 meeting, the Board considered whether to renew each Sub-Advisory Agreement between ICMI and each Sub-Adviser listed in the table below on behalf of its respective Sub-Advised Fund(s).

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
American Century Investment Management	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Ivy Investment Management Company	Mid Cap Growth Fund
Janus Capital Management LLC	Small Cap Growth Fund
Loomis, Sayles & Company, L.P.	Large Cap Value Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management, Inc. Morgan Stanley Investment Management Company Morgan Stanley Investment Management Limited	Emerging Markets Equity Fund
Neuberger Berman Management LLC	Mid Cap Value Fund
SSgA Funds Management, Inc.	Index 500 Fund
SSgA Funds Management, Inc.	Small Cap Index Fund
SSgA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Vontobel Asset Management, Inc.	International Equity Fund
Wells Capital Management Inc.	Large Core Growth Fund
Wells Capital Management Inc.	SMID Cap Growth Fund

In response to the Board’s written request for information, each of the Sub-Advisers submitted, in advance of the May 15, 2014 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the May 15, 2014 Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and the Funds’ performance and the services of ICMI and the Sub-Advisers. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in

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June 30, 2014

connection with its consideration of whether to approve the Investment Advisory Agreements. In addition, the Independent Directors met in executive session outside the presence of Company management to discuss the information submitted to the Board in connection with the renewal of the Investment Advisory Agreements. The Independent Directors also met in executive session with senior representatives of ICMI to discuss the written materials provided by ICMI.

The written materials provided by ICMI and the Sub-Advisers addressed, among other matters, the following: (a) the quality of ICMI’s and the Sub-Advisers’ investment management and other services and, with respect to ICMI, its services as a “manager of managers” of the Sub-Advised Funds; (b) ICMI’s and the Sub-Advisers’ investment management personnel; (c) ICMI’s and the Sub-Advisers’ operations and financial condition; (d) ICMI’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) ICMI’s and the Sub-Advisers’ risk management, compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices. In evaluating the advisory fees charged by ICMI, the Board reviewed both Lipper Analysis, which provided unbiased and non-consultative fee, expense and investment performance information based on asset size comparability, and ICMI’s internal analysis regarding ICMI’s total fund expense ratios and advisory fees compared to those of ICMI’s direct competitors.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI’s and the Sub-Advisers’ fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information. The Board also considered its extensive review of advisory fee schedules, asset level breakpoints, and peer comparisons that took place at the November 13, 2013 meeting, including its review of the impact of advisory fees on the profitability of ICMI and the Sub-Advisers. The Board, including the Independent Directors, unanimously approved new or modified advisory fee rate schedules for over half of the Penn Series Funds at the November 13, 2013 meeting, subject to shareholder approval, which was achieved at a shareholder meeting on February 13, 2014.

At the May 15, 2014 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•

the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•

the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•

the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI’s and the Sub-Advisers’ business, personnel, experience,

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June 30, 2014

investment decision process, past performance, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program and resources to be dedicated to each Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. The Board also considered its discussions with ICMI regarding the underperformance of those Sub-Advisers on ICMI’s “watchlist.” Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Costs of Advisory and Sub-Advisory Services. The Directors considered the costs of the advisory and sub-advisory services provided to the Penn Series Funds by ICMI and the Sub-Advisers, respectively. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including in particular the breakpoint schedules; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of comparable accounts; and (d) the fact that the Sub-Advisers are compensated by ICMI and not by the Fund directly and that such compensation reflects an arms-length negotiation between each Sub-Adviser and ICMI. The Directors also considered ICMI and its affiliates’ agreement to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI, through waivers, have maintained the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether such economies of scale were passed along to a Penn Series Fund’s shareholders through breakpoints or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. The Board also discussed tiered advisory fee schedules added to many of the Penn Series Funds effective May 1, 2014. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

PennMutual.

## Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2014 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM5973	08/14

Item 2.	Code of Ethics

Not Applicable

Item 3.	Audit Committee Financial Expert

Not Applicable

Item 4.	Principal Accountant Fees and Services

Not Applicable

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has a Nominating Committee currently consisting of Mr. Bay, Mr. MacKinlay, Ms. Matthias and Ms. Mack. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter governing its operations. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

	(2)	Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)		Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSR with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ David M. O’Malley

By:	David M. O’Malley
President
Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David M. O’Malley

By:	David M. O’Malley
President
Date:	September 5, 2014

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce
Treasurer
Date:	September 5, 2014